This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 18, 2015

Filed pursuant to Rule 497
File No. 333-178516

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated July 2, 2014)

2,380,000 Shares

Horizon Technology Finance Corporation

Common Stock

We are offering for sale 2,000,000 shares of our common stock and the selling stockholder, Compass Horizon Partners, LP, is offering 380,000 shares of our common stock. These shares are being offered at a discount from our most recently determined net asset value per share of $14.36 pursuant to the authority granted by our common stockholders at a special meeting of stockholders held on January 22, 2015.

We cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” of this prospectus supplement.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are externally managed by Horizon Technology Finance Management LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our investment objective is to maximize our investment portfolio’s return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We make secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “HRZN”. The last reported closing price for our common stock on March 17, 2015 was $14.29 per share. The net asset value per share of our common stock at December 31, 2014 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $14.36.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. Investing in our common stock involves a high degree of risk and should be considered highly speculative. See “Risk Factors” beginning on page S-12 of this prospectus supplement and page 19 of the accompanying prospectus to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read them before you invest and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. We maintain a website at www.horizontechnologyfinancecorp.com and make all of our annual quarterly and current reports, proxy statements and other publicly filed information available free of charge on or through our website. This information is also available free of charge by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032, Attention: Investor Relations, or by calling us collect at (860) 676-8654. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

	Per share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us(1)	$	$
Proceeds, before expenses, to the selling stockholder(2)	$	$

(1)	Before deducting offering expenses payable by us related to this offering, which we estimate will be approximately $100,000.
(2)	The selling stockholder will pay the underwriting discounts and commissions in connection with the shares being offered by the selling stockholder in this offering.

The underwriters have the option to purchase from us up to an additional 357,000 shares of common stock at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement, to cover overallotments, if any. If the overallotment option is exercised in full, the total public offering price will be $    , the total underwriting discounts and commissions will be $    , and the total proceeds to us, before deducting estimated offering expenses payable by us of $100,000, will be $    .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares on or about March   , 2015.

Book-Running Managers

Keefe, Bruyette & Woods A Stifel Company	Oppenheimer & Co.

Co-Lead Managers

Sterne Agee	Wunderlich

Prospectus supplement dated March   , 2015

PROSPECTUS SUPPLEMENT

PROSPECTUS

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ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We, the selling stockholder and the underwriters have not authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or in addition to the information in that prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about the common stock we may offer from time to time. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” in this prospectus supplement before investing in our common stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors identified elsewhere in this prospectus supplement and the accompanying prospectus, including the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results, including the performance of our existing debt investments and warrants;
•	the introduction, withdrawal, success and timing of business initiatives and strategies;
•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;
•	the relative and absolute investment performance and operations of our Advisor;
•	the impact of increased competition;
•	the impact of investments we intend to make and future acquisitions and divestitures;
•	the unfavorable resolution of legal proceedings;
•	our business prospects and the prospects of our portfolio companies;
•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;
•	our regulatory structure and tax status;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the impact of interest rate volatility on our results, particularly if we use leverage as part of our investment strategy;
•	the ability of our portfolio companies to achieve their objective;
•	our ability to cause a subsidiary to become a licensed Small Business Investment Company;
•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our Advisor;
•	our contractual arrangements and relationships with third parties;
•	our ability to access capital and any future financings by us;
•	the ability of our Advisor to attract and retain highly talented professionals; and
•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus supplement, the accompanying prospectus and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act, or Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act.

v

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read this prospectus supplement and the accompanying prospectus carefully, including the information set forth under “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained in this prospectus supplement and/or the accompanying prospectus.

Horizon Technology Finance Corporation, a Delaware corporation, was formed on March 16, 2010 for the purpose of acquiring, continuing and expanding the business of its wholly owned subsidiary, Compass Horizon Funding Company LLC, a Delaware limited liability company, which we refer to as “Compass Horizon,” raising capital in its initial public offering, or IPO, and operating as an externally managed business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Company” refer to Horizon Technology Finance Corporation and its consolidated subsidiaries. In addition, we refer to Horizon Technology Finance Management LLC, a Delaware limited liability company, as “HTFM,” our “Advisor” or our “Administrator.”

Our Company

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries, which we refer to collectively as our “Target Industries.” Our investment objective is to generate current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making secured debt investments, which we refer to as “Venture Loans,” to venture capital backed companies in our Target Industries, which we refer to as “Venture Lending.” We also selectively lend to publicly traded companies in our Target Industries. Venture Lending is typically characterized by (1) the making of a secured debt investments after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC, under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally do not have to pay corporate-level federal income taxes on our investment company taxable income and net capital gains that we distribute to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

From our inception through December 31, 2014, we funded 120 portfolio companies and invested $656.7 million in debt investments (including 70 debt investments, in the amount of $303.4 million, that have been repaid). As of December 31, 2014, our total debt investment portfolio consisted of 50 debt investments with an aggregate fair value balance of $199.2 million. As of December 31, 2014, 43.6%, or $86.9 million, of the fair value balance of our total debt investment portfolio was held through our 2013-1 Securitization. As of December 31, 2014, our net assets were $138.2 million, and all of our existing debt investments were secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would be rated below “investment grade” because they are subject to many risks, including volatility, intense competition, short product life cycles and periodic downturns.

For the year ended December 31, 2014, our debt investments had a dollar-weighted annualized yield of 15.3% (excluding any yield from warrants). The warrants we receive from time to time when making loans to portfolio companies are excluded from the calculation of our dollar-weighted annualized yield because such warrants do not generate any yield since we do not receive dividends or other payments in respect of our outstanding warrants. We calculate the yield on dollar-weighted average debt investments for any period measured as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors. As of December 31, 2014, our debt investments had a dollar-weighted average term of 42 months from inception and a dollar-weighted average remaining term of 31 months. In addition, we held warrants to purchase either common stock or preferred stock in 75 portfolio companies. As of December 31, 2014, substantially all of our debt investments had an original committed principal amount of between $2 million and $15 million, repayment terms of between 28 and 48 months and bore current pay interest at annual interest rates of between 9% and 13%.

For the year ended December 31, 2014, our total return based on market value was 8.2%. Total return based on market value is calculated as the change in the ending market value over the beginning of period price per share plus distributions paid per share during the period, divided by the beginning price.

Our advisor

Our investment activities are managed by our Advisor and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our diversified portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation by our Advisor, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President. The other senior managers include Christopher M. Mathieu, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer, and Daniel S. Devorsetz, our Senior Vice President and Chief Credit Officer.

Our strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. To further implement our business strategy, we expect our Advisor to continue to employ the following core strategies:

•	Structured investments in the venture capital and private equity markets. We make loans to development-stage companies within our Target Industries typically in the form of secured loans. The secured debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current-pay interest and amortization of principal and have a senior position to equity in the borrower’s capital structure in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or IPOs. Instead, we receive returns on our debt investments primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the debt investment upon a default. Only the potential gains from warrants depend upon equity investments exits.
•	“Enterprise value” lending. We and our Advisor take an enterprise value approach to the loan structuring and underwriting process. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the applicable portfolio company’s particular technology, service or customer base. We secure our senior or subordinated lien position against the enterprise value of a portfolio company.
•	Creative products with attractive risk-adjusted pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include funds for additional development “runways,” funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current-pay interest, commitment fees, end-of-term payments, or ETPs, pre-payment fees, success fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ financing requirements while mitigating risk and maximizing returns on our investments.
•	Opportunity for enhanced returns. To enhance our debt investment returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies as additional consideration for making debt investments. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.
•	Direct origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.
•	Disciplined and balanced underwriting and portfolio management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.
•	Use of leverage. We use leverage to increase returns on equity through our credit facility provided by Key Equipment Finance, or the Key Facility, through our 7.375% senior notes due 2019, or the 2019 Notes, and our $189.3 million securitization of secured loans, or the 2013-1 Securitization. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information about the Key Facility, 2013-1 Securitization and 2019 Notes. In addition, we may issue additional debt securities or preferred stock in one or more series in the future, the specific terms of which will be described in the particular prospectus supplement relating to that series.

Market opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include biotechnology, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include diagnostics, medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include alternative energy, water purification, energy efficiency, green building materials and waste recycling. We refer to all of these companies as “technology-related” companies and intend, under normal market conditions, to invest at least 80% of the value of our total assets in such businesses.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the high degree of risk associated with lending to development-stage companies. Potential benefits include:

•	interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions;
•	the debt investment support provided by cash proceeds from equity capital invested by venture capital and private equity firms;
•	relatively rapid amortization of principal;
•	senior ranking to equity and collateralization of debt investments to minimize potential loss of capital; and
•	potential equity appreciation through warrants.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as it:

•	is typically less dilutive to the equity holders than additional equity financing;
•	extends the time period during which a portfolio company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and
•	allows portfolio companies to better match cash sources with uses.

Competitive strengths

We believe that we, together with our Advisor, possess significant competitive strengths, including:

Consistently execute commitments and close transactions.  Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and managing Venture Loans. Our Advisor and its predecessor have directly originated, underwritten and managed more than 185 Venture Loans with an aggregate original principal amount over $1.1 billion since operations commenced in 2004.

Robust direct origination capabilities.  Our Advisor’s managing directors each have significant experience originating Venture Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and an extensive base of transaction sources and references.

Highly experienced and cohesive management team.  Our Advisor has had the same senior management team of experienced professionals since its inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.

Relationships with venture capital and private equity investors.  Our Advisor has developed strong relationships with venture capital and private equity firms and their partners.

Well-known brand name.  Our Advisor has originated Venture Loans to more than 185 companies in our Target Industries under the “Horizon Technology Finance” brand.

Recent developments

On August 1, 2014, we entered into an amended and restated investment management agreement, or the Investment Management Agreement, with the Advisor, effective July 1, 2014. The amendments to Investment Management Agreement (i) removed cash and cash equivalents from gross assets when calculating the base management fee payable to the Advisor and (ii) placed a fee cap and deferral mechanism on the incentive fees based on income, if any, payable to the Advisor.

Stockholder Meeting

We held a special meeting of our stockholders on January 22, 2015. Our common stockholders voted to authorize us, with the approval of our Board of Directors, or our Board, to sell shares of our common stock at any time through January 21, 2016 at a price or prices below our then current net asset value per share in one or more offerings, subject to certain conditions, including limiting the number of shares issued in each offering to not more than 25% of our then outstanding common stock prior to each offering and limiting the sales price per share to not more than 15% below the then current net asset value per share.

Distributions

On March 6, 2015, our Board declared monthly distributions per share of our common stock, payable as set forth in the table below.

Record Dates	Payment Dates	Distributions Declared
March 20, 2015	April 15, 2015	$0.115
April 20, 2015	May 15, 2015	$0.115
May 20, 2015	June 15, 2015	$0.115

Participants in this offering will not receive the distribution to be paid on April 15, 2015.

Company Information

Our administrative and executive offices and those of our Advisor are located at 312 Farmington Avenue, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. Our corporate website is located at www.horizontechnologyfinancecorp.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

THE OFFERING

Common stock offered by us
2,000,000 shares
Common stock offered by selling stockholder
380,000 shares
Common stock outstanding prior to this offering
9,630,617 shares
Common stock to be outstanding after this offering
11,630,617 shares (excluding 357,000 shares of common stock issuable pursuant to the overallotment option granted to the underwriters).
Overallotment Option
357,000 shares
Use of proceeds
We will not receive any proceeds from the sale of shares of common stock sold by the selling stockholder.
The net proceeds from this offering (excluding the underwriters’ overallotment option and before deducting estimated expenses payable by us of approximately $100,000) will be approximately $27.7 million based on an assumed public offering price of $14.29 (which was the last reported closing price of our stock on March 17, 2015), which includes underwriting discounts and commissions.
We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds” in this prospectus supplement for more information.
Listing
Our common stock is traded on the NASDAQ Global Select Market under the symbol “HRZN.”
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan, or DRIP, for our stockholders. The dividend reinvestment plan is an “opt out” DRIP. As a result, distributions to our stockholders are automatically reinvested in additional shares of our common stock, unless a stockholder specifically “opts out” of the DRIP so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash.
Distributions
We intend to continue making quarterly distributions to our stockholders. These distributions, if any, will be determined by our Board, from time to time.
Taxation
We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income, distribution, asset diversification and other requirements.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a distribution declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.
Risk factors
See “Risk Factors” beginning on page S-12 of this prospectus supplement and beginning on page 19 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.
Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. We are generally able to issue and sell our common stock at a price below our net asset value per share when we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors” in this prospectus supplement and the accompanying prospectus and see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement.
Investment Management Agreement
Under the Investment Management Agreement, subject to the overall supervision of our Board, our Advisor manages our day-to-day operations and provides investment advisory services to us. For providing these services, our Advisor receives a base management fee from us, paid monthly in arrears, at an annual rate of 2% of (i) our gross assets, including any assets acquired with the proceeds of leverage less (ii) assets consisting of cash and cash equivalents. Our Advisor has agreed to waive the base management fee relating to the proceeds raised in this offering, including any exercise of the overallotment option (to the extent such fee is not otherwise waived and regardless of the application of the proceeds) until the earlier to occur of (i) March 31, 2016 and (ii) the last day of the second consecutive calendar quarter in which our net investment income exceeds distributions declared on shares of our common stock for the applicable quarter.
The Investment Management Agreement also provides that our Advisor may be entitled to an incentive fee under certain circumstances. The incentive fee has two parts, which are independent of each other, with the result that one part may be payable even if the other is not. Under the first part, subject to a “Fee Cap and Deferral Mechanism”, we will pay our Advisor quarterly in arrears 20% of the amount by which our accrued net income after operating expenses and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation or Pre-Incentive Fee Net Investment Income, for the quarter exceeds 1.75% (7% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” feature.

The incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and will be expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income, or the Incentive Fee Look-back Period, commenced on July 1, 2014 and will increase by one quarter in length at the end of each of the 12 succeeding calendar quarters, after which time, the Incentive Fee Look-back period will include the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap, or the Incentive Fee Cap, and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees, or collectively, the Incentive Fee Cap and Deferral Mechanism. The Incentive Fee Cap is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. We only pay incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. Cumulative Pre-Incentive Fee Net Return during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.
Under the second part of the incentive fee, we will pay our Advisor at the end of each calendar year 20% of our realized capital gains from October 28, 2010 through the end of that year, computed net of all realized capital losses and all unrealized depreciation on a cumulative basis through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is not subject to any minimum return to stockholders. The Investment Management Agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Management and Administration Agreements — Investment Management Agreement” in the accompanying prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contain a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	3.00	%(1)
Offering Expenses (as a percentage of offering price)	0.35	%(2)
Dividend Reinvestment Plan Fees	—	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	3.35%
Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)(4)
Base Management Fee	2.95	%(5)
Incentive Fee Payable Under the Investment Management Agreement	1.81	%(6)
Interest Payments on Borrowed Funds	2.89	%(7)
Other Expenses (estimated for the current fiscal year)	2.17	%(8)
Acquired Fund Fees and Expenses	0.00	%(9)
Total Annual Expenses (estimated)	9.82	%(5)(10)

(1)	Represents the underwriting discounts and commissions with respect to the shares sold by us in this offering.
(2)	The offering expenses of this offering borne by us are estimated to be approximately $100,000. Offering expenses as a percentage of offering price is based on an assumed public offering price of $14.29 (which was the last reported closing price of our shares on March 17, 2015). No incremental offering expenses are expected to be incurred by us as a result of the shares offered by the selling shareholder in this offering. If the underwriters exercise their overallotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be approximately 0.30%.
(3)	The DRIP expenses are included in “Other Expenses” in the table. See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Net Assets Attributable to Common Stock equals estimated average net assets for the current fiscal year and is based on our net assets at December 31, 2014 and includes the net proceeds of the offering estimated to be received by the Company.
(5)	Our base management fee under the Investment Management Agreement is based on our gross assets, less cash and cash equivalents, which includes assets acquired using leverage, including any leverage disclosed in the accompanying prospectus, and is payable monthly in arrears. The management fee referenced in the table above is based on our gross assets, less cash and cash equivalents, of $214 million as of December 31, 2014 and includes net proceeds of the offering, after the net proceeds have been invested in portfolio companies, and $25 million of assets estimated to be acquired in the current fiscal year using leverage. See “Investment Management and Administration Agreements — Investment Management Agreement” in the accompanying prospectus. In addition, our Advisor has agreed to waive its base management fee relating to the proceeds raised in this offering, including any exercise of the overallotment option (to the extent such fee is not otherwise waived and regardless of the application of the proceeds raised) until the earlier to occur of (i) March 31, 2016 and (ii) the last day of the second consecutive calendar quarter in which our net investment income exceeds distributions declared on shares of our common stock for the applicable quarter.
(6)	Our incentive fee payable under the Investment Management Agreement consists of two parts:

The first part, which is payable quarterly in arrears, subject to a “Fee Cap and Deferral Mechanism,” equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 1.75% quarterly (7% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash.

The second part of the incentive fee equals 20% of our Incentive Fee Capital Gains, if any. Incentive Fee Capital Gains are our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Management and Administration Agreements — Investment Management Agreement” in the accompanying prospectus.

The incentive payable to our Advisor represents our estimated annual expense incurred under the first part of the incentive fee payable under the Investment Management Agreement over the next twelve months. As of December 31, 2014, our cumulative realized capital gains and unrealized capital appreciation did not exceed our cumulative realized capital losses and unrealized capital depreciation. Given our strategy of investing primarily in Venture Loans, which are fixed-income assets, we believe it is unlikely that our cumulative realized capital gains and unrealized capital appreciation will exceed our cumulative realized capital losses and unrealized capital depreciation in the next twelve months. Consequently, we do not expect to incur any Incentive Fee Capital Gains during the next twelve months. As we cannot predict the occurrence of any capital gains from the portfolio, we have assumed no Incentive Fee Capital Gains.

(7)	Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases in debt levels over the next twelve months.
(8)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Investment Management and Administration Agreements — Administration Agreement” in the accompanying prospectus. “Other Expenses” are based on estimated amounts to be incurred on an annual basis.
(9)	Amount reflects our estimated expenses of the temporary investment of offering proceeds in money market funds pending our investment of such proceeds in portfolio companies in accordance with the investment objective and strategies described in this prospectus supplement and the accompanying prospectus.
(10)	“Total Annual Expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$95.83	$273.87	$435.15	$775.06

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $88.39, $254.64, $407.80 and $739.97 over periods of one year, three years, five years and ten years, respectively. See “Investment Management and Administration Agreements — Investment Management Agreement — Examples of Incentive Fee Calculation” in the accompanying prospectus for additional information regarding the calculation of incentive fees.

In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our DRIP receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our DRIP.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in our common stock as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

At a special meeting of stockholders, our stockholders approved a proposal designed to allow us to access the capital markets in a way that we would otherwise be unable to as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act. Specifically, our stockholders have authorized us to sell shares of our common stock at any time through January 21, 2016 at a price below the then current net asset value per share in one or more offerings, subject to certain conditions, including limiting the number of shares available for issuance to no more than 25% of our then outstanding common stock and limiting the sales price per share to no more than 15% below the then current net asset value per share. Any decision to sell shares of our common stock below its then current net asset value per share is subject to the determination by our Board that such issuance is in our and our stockholders' best interests.

The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is at, above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if eventually passed, would modify this section of the 1940 Act and increases the amount of debt that BDCs may incur by modifying the asset coverage requirement from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is highly dependent on the Advisor and its affiliates’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and, a portion of distributions paid to you may be a return of capital.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more risk factors described in this report. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with BDC regulation and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, the amount available for distribution could be reduced.

On an annual basis, we must determine the extent to which any distributions we made were paid out of current or accumulated earnings, recognized capital gains or capital. Distributions that represent a return of capital (which is the return of your original investment in us, after subtracting sales load, fees and expenses directly or indirectly paid by you) rather than a distribution from earnings or profits, reduce your basis in our stock for U.S. federal income tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value.

If we make loans to borrowers or acquire loans that contain deferred payment features, such as loans providing for the payment of portions of principal and/or interest at maturity, this could increase the risk of default by our borrowers.

Our investments with deferred payment features, such as debt investments providing for ETPs, may represent a higher credit risk than debt investments requiring payments of all principal and accrued interest at regular intervals over the life of the debt investments. For example, even if the accounting conditions for income accrual were met during the period when the obligation was outstanding, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation. The amount of ETPs due under our investments having such a feature currently represents a small portion of the applicable borrowers’ total repayment obligations under such investments. However, deferred payment arrangements increase the incremental risk that we will not receive a portion of the amount due at maturity. Additionally, because investments with a deferred payment feature may have the effect of deferring a portion of the borrower’s payment obligation until maturity of the debt investment, it may be difficult for us to identify and address developing problems with borrowers in terms of their ability to repay us. Any such developments may increase the risk of default on our debt investments by borrowers.

In addition, debt investments providing for ETPs are subject to the risks associated with debt investments having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants). See “We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash” in the accompanying prospectus.

Sales in the public market of substantial amounts of our common stock by the selling stockholder may have an adverse effect on the market price of our common stock, and the registration of a substantial amount of insider shares, whether or not actually sold, may have a negative impact on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Comments from current and future SEC staff review of our SEC filings could lead to changes in our disclosures compared to the disclosures in this prospectus supplement and the accompanying prospectus.

We have recently received correspondence from the staff of the SEC relating to one of our filings. We have not yet engaged in communications and correspondence with the SEC staff in relation to their comments, and as a consequence as of the date of this prospectus supplement, we still have outstanding comments from the SEC staff. While we have tried to be responsive to the SEC comments received which we believe are applicable to this prospectus supplement and the accompanying prospectus and while we also believe that none of the SEC comments will materially impact our disclosures in the prospectus supplement and accompanying prospectus, we may receive additional comments from the SEC staff which may relate to information contained in this prospectus supplement and the accompanying prospectus. Such comments may require that we amend or supplement our disclosures in a way which is not reflected in this prospectus supplement and the accompanying prospectus.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of 2,000,000 shares of common stock offered by us pursuant to this prospectus supplement will be $27.6 million (or $32.6 million if the underwriters fully exercise their overallotment option), based on an assumed public offering price of $14.29 (which was the last reported closing price of our common stock on March 17, 2015) after deducting the underwriting discounts and commissions and estimated offering expenses of $100,000 (none of which are attributable to shares offered by the selling stockholder) payable by us. We will not receive any proceeds from the sale of shares of our common stock offered by the selling stockholder pursuant to this prospectus supplement.

We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus supplement, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurances that we will be able to achieve this goal. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of December 31, 2014; and
•	our capitalization on an as-adjusted basis giving effect to the sale of 2,000,000 shares of our common stock by us in this offering (assuming no exercise of the underwriters’ overallotment option) based on a public offering price of $14.29 per share, which was the last reported closing price of our common stock on March 17, 2015, less estimated underwriting discounts and commissions of $857,400 and estimated offering expenses payable by us of $100,000.

This table should be read in conjunction with “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of December 31, 2014
	Actual	As-Adjusted for this Offering
	(In thousands)
Cash and investment and restricted investments in money market funds	$11,350	$38,973
Key Facility	10,000	10,000
2013-1 Securitization	38,753	38,753
2019 Notes	33,000	33,000
Total borrowings	$81,753	$81,753
Net assets:
Preferred stock, par value $0.001 per share; 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 9,628,124 shares issued and outstanding, actual and 11,628,124 shares issued and outstanding, as adjusted	10	12
Paid-in capital in excess of par	155,240	182,861
Accumulated distributions in excess of net investment income	(1,102)	(1,102)
Net unrealized depreciation on investments	(4,737)	(4,737)
Net realized loss on investments	(11,163)	(11,163)
Total net assets	$138,248	$165,871

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a January 22, 2015 special meeting of stockholders, our stockholders approved our ability, with the approval of our Board, to sell shares of our common stock at any time through January 21, 2016 at a price or prices below the then current net asset value per share in one or more offerings, subject to certain conditions, including limiting the number of shares issued in each offering to not more than 25% of our then outstanding common stock prior to each offering and limiting the sales price per share to not more than 15% below the then current net asset value, which we refer to as the Stockholder Approval. In order to sell shares of common stock pursuant to the Stockholder Approval, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and
•	in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

The offering of common stock being made pursuant to this prospectus supplement is at a price below our most recently reported net asset value per share of $14.36 as of December 31, 2014.

In making a determination that this offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our Board considered a variety of factors, including:

•	the effect that the offering below net asset value per share would have on our existing stockholders, including the potential dilution they would experience as a result of the offering;
•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;
•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	whether the estimated offering price closely approximates the market value of shares of our common stock;
•	the potential market impact of being able to raise capital during the current financial market difficulties;
•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;
•	the anticipated rate of return on and quality, type and availability of investments that we would be able to make as a result of this offering; and
•	the leverage available to us, both before and after the offering, and the terms thereof.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share will result in an immediate dilution to many of our existing common stockholders even if they participate in such sale. See “Risk Factors — Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock” in this prospectus supplement and “Risk Factors — Risks Relating to Our Offering Under This Prospectus” in the accompanying prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in this offering;
•	existing stockholders who purchase a relatively small amount of shares in this offering or a relatively large amount of shares in this offering; and
•	new investors who become stockholders by purchasing shares in this offering.

Net asset value per share used in the tables below is based on our most recently determined net asset value per share as of December 31, 2014. The net asset value per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual net asset value per share at the time sales are made. Actual net asset value per share may change based on potential changes in valuations of our portfolio securities, accruals of income, expenses and distributions declared and thus may be different than at the assumed sales prices shown below. See “Recent Developments” in this prospectus supplement.

The tables below provide hypothetical examples that illustrate the impact that an offering at a price less than net asset value per share may have on the net asset value per share of stockholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in this Offering

Our existing stockholders who do not participate in this offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in this offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced, or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if existing stockholders do not purchase any shares to maintain their percentage interest, their voting power will be diluted.

The following chart illustrates the level of net asset value dilution that would be experienced by an existing 0.10% stockholder who does not participate in this offering at an assumed public offering price of $14.29 per share, which was the last reported closing price of our common stock on March 17, 2015, with a 3.00% underwriting discount and $100,000 of expenses ($13.81 per share net). It is not possible to predict the level of market price decline that may occur following this offering.

	Prior to Sale Below NAV		Following Sale	% Change
Offering Price
Price per Share to Public			$14.29
Net Proceeds per Share to Issuer			$13.81
Decrease to Net Asset Value
Total Shares Outstanding	9,628,124	(1)	11,628,124 (2)	20.77%
Net Asset Value per Share	$14.36		$14.26	(0.70)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	9,630		9,630
Percentage Held by Stockholder A	0.10%		0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$138,287		$137,324	(0.70)%
Total Investment by Stockholder A (Assumed to Be Net Asset Value per Share)			$138,287
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)			$(963)
Investment per Share Held by Stockholder A (Assumed to be Net Asset Value per Share on Shares Held Prior to Sale)	$14.36		$14.36
Net Asset Value per Share Held by Stockholder A			$14.26
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)			$(0.10)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.70)%

(1)	Reflects actual shares outstanding at December 31, 2014.
(2)	Excludes underwriters’ overallotment option to purchase 357,000 shares.

Impact On Existing Stockholders Who Do Participate in this Offering

Our existing stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in this offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increase.

The following chart illustrates the level of dilution and accretion in this offering for a current 0.10% stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.05% of an offering of 2,000,000 shares) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e., 3,000 shares, which is 0.15% of an offering of 2,000,000 shares rather than its 0.10% proportionate share) at an assumed public offering price of $14.29 per share, which was the last reported closing price of our common stock on March 17, 2015, with a 3.00% underwriting discount and $100,000 of expenses ($13.81 per share net). It is not possible to predict the level of market price decline that may occur following this offering.

			50% Participation		150% Participation
	Prior to Sale Below NAV		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public			$14.29		$14.29
Net Proceeds per Share to Issuer			$13.81		$13.81
Decrease/Increase to Net Asset Value
Total Shares Outstanding	9,628,124	(1)	11,628,124 (2)	20.77%	11,628,124 (2)	20.77%
Net Asset Value per Share	$14.36		$14.26	(0.70)%	14.26	(0.70)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	9,630		10,630	10.38%	12,630	31.15%
Percentage Held by Stockholder A	0.10%		0.09%	(10.00)%	0.11%	10.00%
Total Net Asset Value Held by Stockholder A	138,287		151,584	9.62%	180,104	30.24%
Total Investment by Stockholder A (Assumed to be Net Asset Value per Share on Shares Held Prior to Sale)			$152,577		$181,157
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)			$(993)		$(1,053)
Investment per Share Held by Stockholder A (assumed to Be Net Asset Value per Share on Shares Held Prior to Sale)	$14.36		$14.35		$14.34
Net Asset Value per Share Held by Stockholder A			14.26		14.26
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)			$(0.09)		$(0.08)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.63)%		(0.56)%

(1)	Reflects actual shares outstanding at December 31, 2014.
(2)	Excludes underwriters’ overallotment option to purchase 357,000 shares.

Impact On New Investors

Investors who are not currently stockholders and who participate in this offering and whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in this offering and whose investment per share is also less than the resulting net asset value per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution for new investors that will be experienced by a new investor who purchases the same percentage (0.10%) of the shares in the offering as the stockholder in the prior examples at an assumed public offering price of $14.29 per share, which was the last reported closing price of our common stock on March 17, 2015, with a 3.00% underwriting discount and $100,000 of expenses ($13.81 per share net).

	Prior to Sale Below NAV		Following Sale	% Change
Offering Price
Price per Share to Public			$14.29
Net Proceeds per Share to Issuer			$13.81
Decrease to Net Asset Value
Total Shares Outstanding	9,628,124	(1)	11,628,124 (2)	20.77%
Net Asset Value per Share	$14.36		$14.26	(0.70)%
Dilution to New Investor
Shares Held by Stockholder A	—		2,000
Percentage Held by Stockholder A	0.00%		0.02%
Total Net Asset Value Held by Stockholder A	—		$28,520
Total Investment by Stockholder A (At Price to Public)			$28,580
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)			$(60)
Investment per Share Held by Stockholder A			$14.29
Net Asset Value per Share Held by Stockholder A	—		$14.26
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)			$(0.03)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.21)%

(1)	Reflects actual shares outstanding at December 31, 2014.
(2)	Excludes underwriters’ overallotment option to purchase 357,000 shares.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market, under the symbol “HRZN.” The following table sets forth, for each fiscal quarter since January 1, 2013, the range of high and low closing sales price of our common stock, the closing sales price as a percentage of our NAV and the distributions declared per share by us for each quarter.

				Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Distributions Declared Per Share(3)
Period	NAV(1)			High	Low
Year ended December 31, 2015
First Quarter(4)	$		*	$14.39	$13.61	*%	*%	$0.345	(5)
Year ended December 31, 2014
Fourth Quarter		$14.36		$14.27	$13.45	(1)%	(6)%	$0.345
Third Quarter		$14.38		$14.72	$12.90	2%	(10)%	$0.345
Second Quarter		$14.23		$14.89	$12.59	5%	(12)%	$0.345
First Quarter		$14.32		$14.61	$12.43	2%	(13)%	$0.345
Year ended December 31, 2013
Fourth Quarter		$14.14		$14.34	$12.95	1%	(8)%	$0.345
Third Quarter		$14.95		$14.47	$13.26	(3)%	(11)%	$0.345
Second Quarter		$14.89		$14.69	$12.93	(1)%	(13)%	$0.345
First Quarter		$15.12		$15.93	$14.38	5%	(5)%	$0.345

(1)	The NAV per share presented in the table is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs per share shown are based on outstanding shares at the end of such period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	We have adopted an “opt out” DRIP, for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically opt out of the DRIP so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	From January 1, 2015 through March 17, 2015.
(5)	$0.115 of which is payable on each of April 15, 2015, May 15, 2015 and June 15, 2015. Participants in this offering will not receive the distribution to be paid on April 15, 2015.
*	Not yet determined at the time of filing.

The last reported price for our common stock on March 17, 2015 was $14.29 per share. Our NAV per share on December 31, 2014 (the last date prior to the date of this prospectus supplement on which we determined NAV) was $14.36. The closing sales price for our shares on the NASDAQ Global Select Market on that date was $13.99, which represented a 3% discount to NAV per share. As of March 17, 2015 we had 13 stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

SELLING STOCKHOLDER

We were formed in March 2010 to continue and expand the business of Compass Horizon Funding Company LLC, or Compass Horizon, our wholly-owned subsidiary, which owned all of the portfolio investments that we acquired upon the closing of our IPO. Immediately prior to the completion of our IPO, the owners of membership interests of Compass Horizon, including Compass Horizon Partners, LP, exchanged their membership interests in Compass Horizon for shares of our common stock, and we entered into a registration rights agreement with respect to those shares. Under the terms of the registration rights agreement, we have agreed to bear specific expenses of the selling stockholder in connection with the registration and sale of such shares.

This prospectus supplement relates to our offering of 2,000,000 shares of our common stock and the offering of 380,000 shares of our common stock by Compass Horizon Partners, LP, the selling stockholder. Sales of our common stock by the selling stockholder are not subject to the restrictions on sales below net asset value that are imposed on us by the 1940 Act.

We will not receive any proceeds from the sale of shares of our common stock offered by the selling stockholder in this offering. The selling stockholder will pay the underwriting discounts and commissions in connection with the shares being offered by the selling stockholder under this prospectus supplement. We will pay certain other offering expenses, including printing, legal and filing expenses. We estimate there will be no additional offering expenses incurred by us as a result of the shares of common stock offered by the selling stockholder under this prospectus supplement.

The following table sets out certain information with respect to the ownership of our common stock by the selling stockholder as of March 17, 2015:

	Shares Beneficially Owned Prior to Offering(1)		Number of Shares Being Offered	Shares Beneficially Owned After Offering(1)(2)
	Number	Percent		Number	Percent
Compass Horizon Partners, L.P.(3)	1,271,414	13.2%	380,000	891,414	7.7%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Percentages are based on 9,630,617 shares of our common stock issued and outstanding as of March 17, 2015 and 11,630,617 shares of our common stock issued and outstanding after the offering (and without giving effect to the overallotment option).
(2)	Assumes the sale of all of the shares of common stock offered pursuant to this prospectus supplement and no purchases or sales by the selling stockholder of additional shares of our common stock.
(3)	Concorde Horizon Holdings LP is the limited partner of Compass Horizon Partners, LP and Navco Management, Ltd. is the general partner. Concorde Horizon Holdings LP and Navco Management, Ltd. are controlled by The Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of the Company as of December 31, 2014, 2013, 2012, 2011 and 2010, and for the years ended December 31, 2014, 2013, 2012 and 2011, the period from October 29, 2010 to December 31, 2010 and the period from January 1, 2010 to October 28, 2010 are derived from the consolidated financial statements that have been audited by McGladrey LLP, an independent registered public accounting firm. For the period prior to October 29, 2010, the financial data refer to Compass Horizon, our predecessor company. These selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus.

	Post-IPO as a BDC					Pre-IPO prior to becoming a BDC
(In thousands, except per share data)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	October 29, 2010 to December 31, 2010	January 1, 2010 to October 28, 2010
Statement of Operations Data:
Total investment income	$31,254	$33,643	$26,664	$24,054	$3,251	$14,956
Base management fee	4,410	5,209	4,208	4,192	668	2,019
Performance based incentive fee	2,005	3,318	2,847	3,013	414	—
All other expenses	13,962	11,605	7,382	6,127	810	3,912
Net investment income before excise tax	10,877	13,511	12,227	10,722	1,359	9,025
Provision for excise tax	(160)	(240)	(231)	(211)	—	—
Net investment income	10,717	13,271	11,996	10,511	1,359	9,025
Net realized (loss) gain on investments	(3,576)	(7,509)	108	6,316	611	69
Provision for excise tax	—	—	—	(129)	—	—
Net unrealized appreciation (depreciation) on investments	8,289	(2,254)	(8,113)	(5,702)	1,449	1,481
Credit for loan losses	—	—	—	—	—	739
Net increase in net assets resulting from operations	$15,430	$3,508	$3,991	$10,996	$3,419	$11,314
Per Share Data:
Net asset value	$14.36	$14.14	$15.15	$17.01	$16.75	N/A
Net investment income	1.11	1.38	1.41	1.38	0.18	N/A
Net realized (loss) gain on investments	(0.37)	(0.78)	0.01	0.81	0.08	N/A
Net change in unrealized appreciation (depreciation) on investments	0.86	(0.23)	(0.95)	(0.75)	0.19	N/A
Net increase in net assets resulting from operations	1.60	0.37	0.47	1.44	0.45	N/A
Per share distributions declared	1.38	1.38	2.15	1.18	0.22	N/A
Dollar amount of distributions declared	$13,282	$13,236	$18,777	$8,983	$1,662	N/A
Statement of Assets and Liabilities Data at Period End:
Investments, at fair value/book value	$205,101	$221,284	$228,613	$178,013	$136,810	N/A
Other assets	20,095	42,453	11,045	19,798	79,395	N/A
Total assets	225,196	263,737	239,658	197,811	216,205	N/A
Long-term obligations	81,753	122,343	89,020	64,571	87,425	N/A
Total liabilities	86,948	127,902	94,686	67,927	89,010	N/A
Total net assets/members’ capital	$138,248	$135,835	$144,972	$129,884	$127,195	N/A
Other data:
Weighted annualized yield on income producing investments at fair value	15.3%	14.4%	14.2%	14.6%	14.6%	N/A
Number of portfolio companies at period end	50	49	45	38	32	32

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial and Other Data” and the consolidated financial statements and the related notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” in this prospectus supplement and the accompanying prospectus and “Cautionary Note Regarding Forward-Looking Statements” in this prospectus supplement for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a specialty finance company that lends to and invests in development-stage companies in our Target Industries. Our investment objective is to generate current income from the debt investments we make and capital appreciation from the warrants we receive when making such debt investments. We are focused on making Venture Loans to venture capital backed companies in our Target Industries, which we refer to as “Venture Lending.” We also selectively lend to publicly traded companies in our Target Industries. Venture Lending is typically characterized by (1) the making of a secured debt investment after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally do not have to pay corporate-level federal income taxes on our investment company taxable income and net capital gains that we distribute to our stockholders as long as we meet certain source-of-income, distribution, asset diversification and other requirements.

Compass Horizon, our predecessor company, commenced operations in March 2008. We were formed in March 2010 for the purpose of acquiring Compass Horizon and continuing its business as a public entity.

Our investment activities, and our day-to-day operations, are managed by our Advisor and supervised by our Board, of which a majority of the members are independent of us. Under the Investment Management Agreement, we have agreed to pay our Advisor a base management fee and an incentive fee for its advisory services to us. We have also entered into the Administration Agreement under which we have agreed to reimburse our Advisor for our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement.

Portfolio composition and investment activity

The following table shows our portfolio by asset class as of December 31, 2014 and 2013:

	December 31, 2014			December 31, 2013
	# of Investments	Fair Value	% of Total Portfolio	# of Investments	Fair Value	% of Total Portfolio
	(In thousands)
Term loans	49	$189,127	92.2%	48	$201,846	91.2%
Revolving loans	1	10,053	4.9	1	11,908	5.4
Total loans	50	199,180	97.1	49	213,754	96.6
Warrants	75	4,603	2.2	73	6,036	2.7
Other investments	1	300	0.2	1	400	0.2
Equity	4	1,018	0.5	4	1,094	0.5
Total		$205,101	100.0%		$221,284	100.0%

The following table shows total portfolio investment activity as of and for the years ended December 31, 2014 and 2013:

	December 31,
	2014	2013
	(In thousands)
Beginning portfolio	$221,284	$228,613
New debt investments	95,323	88,362
Less refinanced balances	—	—
Net new debt investments	95,323	88,362
Principal received on investments	(42,830)	(41,166)
Early pay-offs	(66,675)	(46,331)
Accretion of debt investment fees	2,339	2,635
New debt investment fees	(1,392)	(1,076)
New equity	12	73
Sales of investments	(7,673)	(200)
Net realized loss on investments	(3,576)	(7,299)
Net appreciation (depreciation) on investments	8,289	(2,254)
Other	—	(73)
Ending portfolio	$205,101	$221,284

We receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

The following table shows our debt investments by industry sector as of December 31, 2014 and 2013:

	December 31, 2014		December 31, 2013
	Debt investments at Fair Value	Percentage of Total Portfolio	Debt investments at Fair Value	Percentage of Total Portfolio
	(In thousands)
Life Science
Biotechnology	$21,253	10.7%	$16,376	7.7%
Medical Device	22,225	11.2	14,765	6.9
Technology
Communications	17,732	8.9	9,359	4.4
Consumer-Related	6,337	3.2	—	—
Internet and Media	—	—	6,019	2.8
Networking	981	0.5	963	0.5
Power Management	—	—	13,044	6.1
Semiconductors	30,355	15.2	37,450	17.5
Software	53,583	26.9	66,583	31.1
Cleantech
Alternative Energy	8,009	4.0	11,771	5.5
Consumer-Related	396	0.2	—	—
Energy Efficiency	4,414	2.2	11,403	5.3
Waste Recycling	—	—	680	0.3
Healthcare Information and Services
Diagnostics	17,637	8.8	12,140	5.7
Other	6,946	3.5	6,904	3.2
Software	9,312	4.7	6,297	3.0
Total	$199,180	100.0%	$213,754	100.0%

The largest debt investments in our portfolio may vary from year to year as new debt investments are originated and existing debt investments are repaid. Our five largest debt investments represented 24% and 22% of total debt investments outstanding as of December 31, 2014 and 2013, respectively. No single debt investment represented more than 10% of our total debt investments outstanding as of December 31, 2014 or 2013.

Debt investment asset quality

We use an internal credit rating system which rates each debt investment on a scale of 4 to 1, with 4 being the highest credit quality rating and 3 being the rating for a standard level of risk. A rating of 2 represents an increased level of risk and while no loss is currently anticipated for a 2-rated debt investment, there is potential for future loss of principal. A rating of 1 represents a deteriorating credit quality and increased risk. Our internal credit rating system is not a national credit rating system. See “Item 1 — Business” for a more detailed description of the internal credit rating system. The following table shows the classification of our debt investment portfolio by credit rating as of December 31, 2014 and December 31, 2013:

	December 31, 2014		December 31, 2013
	Debt investment at Fair Value	Percentage of debt investment	Debt investment at Fair Value	Percentage of debt investment
	(In thousands)
Credit Rating
4	$44,082	22.1%	$30,385	14.2%
3	138,109	69.4	167,231	78.3
2	11,746	5.9	2,199	1.0
1	5,243	2.6	13,939	6.5
Total	$199,180	100.0%	$213,754	100.0%

As of December 31, 2014 and 2013, our debt investment had a weighted average credit rating of 3.1 and 3.0, respectively. As of December 31, 2014, there were two investments with an internal credit rating of 1, with an aggregate cost of $5.4 million and an aggregate fair value of $5.2 million. As of December 31, 2013, there were five investments with an internal credit rating of 1, with an aggregate cost of $23.2 million and an aggregate fair value of $13.9 million.

Consolidated results of operations

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The consolidated results of operations described below may not be indicative of the results we report in future periods.

The following table shows consolidated results of operations for the years ended December 31, 2014, 2013 and 2012:

	2014	2013	2012
	(In thousands)
Total investment income	$31,254	$33,643	$26,664
Total expenses	20,377	20,132	14,437
Net investment income before excise tax	10,877	13,511	12,227
Provision for excise tax	(160)	(240)	(231)
Net investment income	10,717	13,271	11,996
Net realized (loss) gain	(3,576)	(7,509)	108
Net unrealized appreciation (depreciation)	8,289	(2,254)	(8,113)
Net increase in net assets resulting from operations	$15,430	$3,508	$3,991
Average investments, at fair value	$204,862	$233,045	$187,760
Average debt outstanding	$102,754	$115,562	$62,973

Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.

Investment income

Total investment income decreased by $2.4 million, or 7.1%, to $31.2 million for the year ended December 31, 2014 as compared to the year ended December 31, 2013. For the year ended December 31, 2014, total investment income consisted primarily of $28.6 million in interest income from investments, which included $6.0 million in income from the accretion of origination fees and ETPs, and $2.6 million of fee income. Interest income on investments decreased by $3.3 million, or 10.2%, for the year ended December 31, 2014 as compared to the year ended December 31, 2013. Interest income on investments decreased primarily due to a decrease of $28.2 million, or 12.1%, in the average size of our investment portfolio. Fee income on investments was primarily comprised of debt investment prepayment fees collected from our portfolio companies and increased by $0.9 million, or 50.5% primarily due to a larger aggregate amount of principal prepayments for the year ended December 31, 2014.

Total investment income increased by $7.0 million, or 26.2%, to $33.6 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. For the year ended December 31, 2013, total investment income consisted primarily of $31.9 million in interest income from investments, which included $6.4 million in income from the accretion of origination fees and ETPs and $1.7 million of fee income. Interest income on investments increased by $6.6 million, or 26.2%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Interest income on investments increased primarily due to an increase of $45.3 million, or 24.1%, in the average size of our investment portfolio. Fee income on investments was primarily comprised of debt investment prepayment fees collected from our portfolio companies and increased by $0.4 million, or 26.5%, primarily due to a one-time success fee received upon the completion of an acquisition of one of our portfolio companies.

For the years ended December 31, 2014, 2013 and 2012, our dollar-weighted annualized yield on average debt investments was 15.3%, 14.4% and 14.2%, respectively. We calculate the yield on dollar-weighted average debt investments for any period measured as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment income, consisting of interest income and fees on debt investments, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments in the aggregate accounted for 20%, 23% and 22% of investment income for the years ended December 31, 2014, 2013 and 2012, respectively.

Expenses

Total expenses increased by $0.2 million, or 1.2%, to $20.4 million for the year ended December 31, 2014 as compared to the year ended December 31, 2013. Total expenses increased by $5.7 million, or 39.4%, to $20.1 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Total expenses for each period consisted principally of interest expense, base management fee, incentive and administrative fees, professional fees and general and administrative expenses.

Interest expense increased by $0.6 million, or 7.2%, to $8.7 million for the year ended December 31, 2014 as compared to the year ended December 31, 2013. Interest expense, which includes the amortization of debt issuance costs, increased primarily due to the acceleration of $1.1 million of unamortized debt issuance costs and a $0.8 million prepayment fee related to the termination of our term loan facility, offset by a decrease in average borrowings of $12.8 million, or 11.1%. Interest expense increased by $3.8 million, or 89.7%, to $8.1 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Interest expense increased primarily due to an increase in average borrowings of $52.6 million, or 83.5%.

Base management fee expense decreased by $0.8 million, or 15.3%, to $4.4 million for the year ended December 31, 2014 as compared to the year ended December 31, 2013. Base management fee expense decreased primarily due to (i) a decrease in average gross assets of $19.6 million, or 7.4%, (ii) our Advisor’s waiver of base management fees of $0.2 million, and (iii) as of July 1, 2014, the base management fee was calculated on gross assets less cash and cash equivalents. Base management fee expense increased by $1.0 million, or 23.8%, to $5.2 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Base management fee expense increased primarily due to an increase in average gross assets of $56.4 million, or 26.9%.

Performance based incentive fee expense decreased by $1.3 million, or 39.6%, to $2.0 million for the year ended December 31, 2014 as compared to the year ended December 31, 2013. Performance based incentive fee decreased primarily due to lower Pre-Incentive Fee Net Investment Income as a result of the one-time costs associated with the termination of our term loan facility. Performance based incentive fee increased by $0.5 million, or 16.5%, to $3.3 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Performance based incentive fee increased primarily due to part one of the incentive fee increasing as Pre-Incentive Fee Net Investment Income increased year over year.

In 2014 and 2013 we elected to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. For the years ended December 31, 2014 and 2013, we elected to carry forward taxable income in excess of current year distributions of $4.0 million and $6.1 million, respectively, and recorded at both December 31, 2014 and 2013 an excise tax payable of $0.2 million.

Professional fees and general and administrative expenses primarily include legal and audit fees and insurance premiums. These expenses for the year ended December 31, 2014 increased compared to the year ended December 31, 2013 due to increased legal fees and other costs associated with certain non-accrual investments and other assets. We believe there will be no ongoing expenses associated with these non-accrual investments.

Net realized gains and losses and net unrealized appreciation and depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized. Realized gains or losses on investments include investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended December 31, 2014, we realized net losses totaling $3.6 million primarily due to the resolution of three debt investments that were previously on non-accrual status which were partially offset by realized gains on the sale of equity received upon the exercise of warrants. As a result of the resolution of the debt investments that were on non-accrual, we recognized $5.0 million of realized net losses and $7.6 million of unrealized appreciation. During the year ended December 31, 2013, we realized losses totaling $7.5 million primarily due to two debt investments that were on non-accrual status. During the year ended December 31, 2012, we realized net gains totaling $0.1 million primarily due to the sale of equity received upon the exercise of warrants of one portfolio company.

During the year ended December 31, 2014, net unrealized appreciation on investments totaled $8.3 million which was primarily due to the reversal of previously recorded unrealized depreciation on three debt investments that were settled in the period and one debt investment that returned to accrual status. During the year ended December 31, 2013, net unrealized depreciation on investments totaled $2.3 million which was primarily due to the unrealized depreciation on debt investments on non-accrual status offset by the reversal of previously recorded unrealized depreciation on debt investments that were settled in the period. During the year ended December 31, 2012, net unrealized depreciation on investments totaled $8.1 million which was primarily due to the unrealized depreciation on the debt investments on non-accrual status.

Liquidity and capital resources

As of December 31, 2014 and 2013, we had cash and investments in money market funds of $8.4 million and $26.5 million, respectively. Cash and investments in money market funds are available to fund new investments, reduce borrowings, pay expenses and pay distributions. In addition, as of December 31, 2014 and 2013, we had $2.9 million and $6.0 million, respectively, of restricted investments in money market funds. Restricted investments in money market funds may be used to make monthly interest and principal payments on our $90 million aggregate principal amount of fixed-rate asset-backed notes issued in conjunction with the 2013-1 Securitization, or the Asset-Backed Notes. Our primary sources of capital have been from our private and public equity offerings, use of our revolving credit facilities and issuance of our 2019 Notes and Asset-Backed Notes.

As of December 31, 2014, the outstanding principal balance under the Key Facility was $10.0 million. As of December 31, 2014 and 2013, we had borrowing capacity under the Key Facility of $40.0 million and $50.0 million, respectively, of which $35.6 million and $4.8 million, respectively, was available, subject to existing terms and advance rates.

Our operating activities provided cash of $36.7 million for the year ended December 31, 2014, and our financing activities used cash of $53.6 million for the same period. Our operating activities provided cash primarily from principal payments received on debt investments, partially offset by investments made in portfolio companies. Our financing activities used cash primarily to pay down borrowings and pay distributions to our stockholders.

Our operating activities provided cash of $6.5 million for the year ended December 31, 2013, and our financing activities provided cash of $17.8 million for the same period. Our operating activities provided cash primarily from principal payments received on debt investments, offset by investments made in portfolio companies. Our financing activities provided cash primarily from the issuance of our Asset-Backed Notes. This increase from investing activities was partially offset by repayments of $56.7 million of borrowings and $12.6 million of distributions paid to our stockholders.

Our operating activities used cash of $36.1 million for the year ended December 31, 2012, and our financing activities provided cash of $35.8 million for the same period. Our operating activities used cash primarily for investing in portfolio companies, net of principal payments received. Our financing activities provided cash primarily from the issuance of our 2019 Notes for net proceeds of $31.7 million, and the completion of a follow-on public offering of 1.9 million shares of common stock for net proceeds of $29.5 million. These increases from investing activities were partially offset by repayments of $8.6 million of borrowings and $15.1 million of distributions paid to our stockholders.

Our primary use of available funds is to make debt investments in portfolio companies and for general corporate purposes. We expect to raise additional equity and debt capital opportunistically as needed, and subject to market conditions, to support our future growth to the extent permitted by the 1940 Act.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders all or substantially all of our investment company taxable income. In addition, as a BDC, we are required to maintain asset coverage of at least 200%. This requirement limits the amount that we may borrow.

We believe that our current cash and investments in money market funds, cash generated from operations, and funds available from our Key Facility will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Current borrowings

The following table shows our borrowings as of December 31, 2014 and 2013:

	December 31, 2014
	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Asset-Backed Notes	$38,753	$38,753	$—
Key Facility	50,000	10,000	40,000
2019 Notes	33,000	33,000	—
Total	$121,753	$81,753	$40,000

	December 31, 2013
	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Asset-Backed Notes	$79,343	$79,343	$—
Fortress Facility	75,000	10,000	65,000
Key Facility	50,000	—	50,000
2019 Notes	33,000	33,000	—
Total	$237,343	$122,343	$115,000

On November 4, 2013, through our wholly owned subsidiary, Credit II, we renewed and amended our revolving credit facility which, among other things, assigned all rights and obligations to Key. The interest rate on the Key Facility is based upon the one-month London Interbank Offered Rate, or LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. The interest rate was 4.00% as of December 31, 2014 and 2013.

The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $50 million commitment provided by Key. The Key Facility is collateralized by loans held by Credit II and permits an advance rate of up to 50% of eligible loans held by Credit II. The Key Facility contains covenants that, among other things, require us to maintain a minimum net worth, to restrict the loans securing the Key Facility to certain criteria for qualified loans and to comply with portfolio company concentration limits as defined in the related loan agreement. We may request advances under the Key Facility through November 4, 2016, or the Revolving Period. After the Revolving Period, we may not request new advances, and we must repay the outstanding advances under the Key Facility as of such date, at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Key Facility, particularly the condition that the principal balance of the Key Facility not exceed 50% of the aggregate principal balance of our eligible loans to our portfolio companies. All outstanding advances under the Key Facility are due and payable on November 4, 2018.

On March 23, 2012, we issued and sold aggregate principal amount of $30 million 2019 Notes, and on April 18, 2012, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $3 million of the 2019 Notes. The 2019 Notes will mature on March 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after March 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes are our direct, unsecured obligations and (1) rank equally in right of payment with our future senior unsecured indebtedness; (2) are senior in right of payment to any of our future indebtedness that expressly provides it is subordinated to the 2019 Notes; (3) are effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness and (4) are structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. As of December 31, 2014, we were in material compliance with the terms of the 2019 Notes. The 2019 Notes are listed on the NYSE under the symbol “HTF”.

We, through our wholly owned subsidiary Credit III, entered into the Fortress Facility, on August 23, 2012. The interest rate on the Fortress Facility was based upon the one-month LIBOR plus a spread of 6.00%, with a LIBOR floor of 1.00%. The interest rate was 7.00% as of December 31, 2013.

The Fortress Facility permitted advances through August 23, 2016, or the Draw Period. After the Draw Period, we would have been required to repay the outstanding advances under the Fortress Facility as of such date, at such times and in such amounts as were necessary to maintain compliance with the terms and conditions of the Fortress Facility, particularly the condition that the principal balance of the Fortress Facility not exceed 66% of the aggregate principal balance of our eligible loans to our portfolio companies. The unused line fee equaled 1.00% of any unborrowed amount available under the Fortress Facility annually. All outstanding advances under the Fortress Facility were due and payable on August 23, 2017.

The Fortress Facility was collateralized by loans and warrants held by Credit III and permitted an advance rate of up to 66% of eligible loans held by Credit III. The Fortress Facility contained covenants that, among other things, required us to maintain a minimum net worth, to restrict the loans securing the Fortress Facility to certain criteria for qualified loans and to comply with portfolio company concentration limits as defined in the related loan agreement.

Effective June 17, 2014, we terminated the Fortress Facility. In connection therewith, a loan and security agreement and other related documents governing the Fortress Facility were also terminated. As such, we have no borrowing capacity under the Fortress Facility as of December 31, 2014. Upon termination of the Fortress Facility, we accelerated $1.1 million of unamortized debt issuance cost and paid a $0.8 million prepayment fee.

On June 28, 2013, we completed the 2013-1 Securitization, a $189.3 million securitization of secured loans which we originated. 2013-1 Trust, a wholly owned subsidiary of ours, issued the Asset-Backed Notes, which are rated A2(sf) by Moody’s Investors Service, Inc. We are the sponsor, originator and servicer for the transaction. The Asset-Backed Notes bear interest at a fixed rate of 3.00% per annum and have a stated maturity of May 15, 2018.

The Asset-Backed Notes were issued by 2013-1 Trust pursuant to a note purchase agreement, or the Note Purchase Agreement, dated as of June 28, 2013, by and among us, the Trust Depositor, as the Trust Depositor, 2013-1 Trust and Guggenheim Securities, LLC, or Guggenheim Securities, as initial purchaser, and are backed by a pool of loans, or the Trust Loans, made to certain portfolio companies of ours and secured by certain assets of such portfolio companies. The Trust Loans are serviced by us. In connection with the issuance and sale of the Asset-Backed Notes, we have made customary representations, warranties and covenants in the Note Purchase Agreement. The Asset-Backed Notes are secured obligations of 2013-1 Trust and are non-recourse to us.

As part of the transaction, we entered into a sale and contribution agreement, or the Sale and Contribution Agreement, dated as of June 28, 2013, with the Trust Depositor, pursuant to which we sold or contributed the Trust Loans to the Trust Depositor. We made customary representations, warranties and covenants in the Sale and Contribution Agreement with respect to the Trust Loans as of the date of the transfer of the Trust Loans to the Trust Depositor. We also entered into a sale and servicing agreement, or the Sale and Servicing Agreement, dated as of June 28, 2013, with the Trust Depositor and 2013-1 Trust pursuant to which the Trust Depositor sold or contributed the Trust Loans to 2013-1 Trust. We made customary representations, warranties and covenants in the Sale and Servicing Agreement. We serve as administrator to 2013-1 Trust pursuant to an administration agreement, dated as of June 28, 2013, with 2013-1 Trust, Wilmington Trust, National Association, and U.S. Bank National Association. 2013-1 Trust also entered into an indenture, dated as of June 28, 2013, which governs the Asset-Backed Notes and includes customary covenants and events of default. In addition, the Trust Depositor entered into an amended and restated trust agreement, dated as of June 28, 2013, which includes customary representations, warranties and covenants. The Asset-Backed Notes were sold through an unregistered private placement to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who, in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act.

Under the terms of the Asset-Backed Notes, we are required to maintain a reserve cash balance, funded through principal collections from the underlying securitized debt portfolio, which may be used to make monthly interest and principal payments on the Asset-Backed Notes.

On June 3, 2013, we entered into a promissory note with Guggenheim Securities, or the Promissory Note, whereby Guggenheim Securities made a term loan to us in the aggregate principal amount of $15 million, or the Term Loan. We granted Guggenheim Securities a security interest in all of our assets to secure the Term Loan. On June 28, 2013, we used a portion of the proceeds of the private placement of the Asset-Backed Notes to repay all of our outstanding obligations under the Term Loan and the security interest of Guggenheim Securities was released.

As of December 31, 2014 and 2013, our other assets were $4.0 million and $5.7 million, respectively, which is primarily comprised of debt issuance costs and prepaid expenses.

Contractual obligations and off-balance sheet arrangements

The following table shows our significant contractual payment obligations and off-balance sheet arrangements as of December 31, 2014:

	Payments due by period
	Total	Less than 1 year	1 – 3 Years	3 – 5 Years	After 5 years
	(In thousands)
Borrowings	$81,753	$11,674	$29,914	$40,165	$—
Unfunded commitments	25,700	25,700	—	—	—
Total	$107,453	$37,374	$29,914	$40,165	$—

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of December 31, 2014, we had unfunded commitments of $25.7 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the financial instruments that we hold on our balance sheet. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

In addition to the Key Facility, we have certain commitments pursuant to our Investment Management Agreement entered into with our Advisor. We have agreed to pay a fee for investment advisory and management services consisting of two components (1) a base management fee equal to a percentage of the value of our gross assets less cash or cash equivalents and (2) a two-part incentive fee. We have also entered into a contract with our Advisor to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Advisor’s overhead in performing its obligations under the agreement, including rent, fees and other expenses inclusive of our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See Note 3 to our consolidated financial statements for additional information regarding our Investment Management Agreement and our Administration Agreement.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required under the Code to distribute an amount generally at least equal to 90% of our investment company taxable income to our stockholders on an annual basis. Additionally, we must distribute or be deemed to have distributed by December 31 of each calendar year an amount generally at least equal to the sum of 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year and 98.2% of the excess of our capital gains over our capital losses (adjusted for certain ordinary losses), generally computed on the basis of the one-year period ending on October 31 of such calendar year; and 100% of any ordinary income and any excess of capital gains over capital losses for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax to avoid a U.S. federal corporate excise tax. We intend to make monthly distributions to our stockholders as determined by our Board.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” DRIP for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional shares of our common stock will be treated as receiving a distribution of an amount equal to the fair market value of such shares of our common stock. We may use newly issued shares to implement the DRIP, or we may purchase shares in the open market in connection with our obligations under the DRIP.

Related party transactions

We have entered into the Investment Management Agreement with the Advisor. The Advisor is registered as an investment adviser under the Advisers Act. The investment activities are managed by the Advisor and supervised by the Board, the majority of whom are independent directors. Under the Investment Management Agreement, we have agreed to pay the Advisor a base management fee as well as an incentive fee. During the years ended December 31, 2014, 2013 and 2012, we paid the Advisor $6.4 million, $8.5 million and $7.1 million, respectively, pursuant to the Investment Management Agreement.

Our Advisor is 60% owned by HTF Holdings LLC, which is 100% owned by Horizon Technology Finance, LLC. By virtue of their ownership interest in Horizon Technology Finance, LLC, Messrs. Pomeroy and Michaud may be deemed to control our Advisor.

We have also entered into the Administration Agreement with the Administrator. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our General Counsel, Secretary and Chief Compliance Officer, our Chief Financial Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

The predecessor of the Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.”

We believe that we derive substantial benefits from our relationship with our Advisor. Our Advisor may manage other investment vehicles, or Advisor Funds, with the same investment strategy as us. The Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates are precluded from co-investing in such investments. Accordingly, we may apply for exemptive relief which would permit us to co-invest subject to certain conditions, including, without limitation, approval of such investments by both a majority of our directors who have no financial interest in such transaction and a majority of directors who are not interested persons of us as defined in the 1940 Act.

Critical accounting policies

The discussion of our financial condition and results of operation is based upon our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our significant accounting policies in the notes to our consolidated financial statements.

We have identified the following items as critical accounting policies.

Valuation of investments

Investments are recorded at fair value. Our Board determines the fair value of our portfolio investments. We apply fair value to substantially all of our investments in accordance with GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. We have categorized our investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Our Board determines the fair value of investments in good faith, based on the input of management, the audit committee and independent valuation firms that have been engaged at the direction of our Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under our valuation policy and a consistently applied valuation process. The Board conducts this valuation process at the end of each fiscal quarter, with 25% (based on fair value) of our valuation of portfolio companies that do not have a readily available market quotations subject to review by an independent valuation firm.

Income recognition

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. For the year ended December 31, 2014, we recognized as interest income interest payments of $0.3 million received from one portfolio company whose debt investment was on non-accrual status.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, we may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the debt investment. All other income is recorded into income when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an ETP that is accrued into income over the life of the debt investment to the extent such amounts are expected to be collected. We will generally cease accruing the income if there is insufficient value to support the accrual or if we do not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, we receive warrants to purchase shares of stock from the borrower. We record the warrants as assets at estimated fair value on the grant date using the Black-Scholes valuation model. We consider the warrants loan fees and record them as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with our income recognition policy. Subsequent to origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains on investments.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. We measure realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Income taxes

We have elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, we are required to meet certain source of income and asset diversification requirements, and we must timely distribute to our stockholders an amount generally at least equal to 90% of our investment company taxable income, as defined by the Code, for each tax year. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year distributions, we will accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

We evaluate tax positions taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with Topic 740, as modified by Topic 946, of the Financial Accounting Standards Board’s, or FASB, Accounting Standards Codification, as amended, or ASC. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, are recorded as a tax expense in the current year. It is our policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. We had no material uncertain tax positions at December 31, 2014 and 2013.

Recently issued accounting standards

In June 2013, FASB issued Accounting Standards Update 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements, or ASU 2013-08, containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. ASU 2013-08 did not have a material impact on our consolidated financial position or disclosures.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the debt investments within our portfolio were at floating and fixed rates. We expect that our debt investments in the future will primarily have floating interest rates. As of December 31, 2014 and 2013, 64% and 11%, respectively, of the outstanding principal amount of our debt investments bore interest at floating rates and 36% and 89%, respectively, of the outstanding principal amount of our debt investments bore interest at fixed rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index.

Assuming that the consolidated statement of assets and liabilities as of December 31, 2014 was to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the consolidated statement of assets and liabilities and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

While our 2019 Notes and Asset-Backed Notes bear interest at a fixed rate, our Key Facility has a floating interest rate provision based on a LIBOR index which resets daily, and any other credit facilities into which we enter in the future may have floating interest rate provisions. We have used hedging instruments in the past to protect us against interest rate fluctuations and we may use them in the future. Such instruments may include swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and will continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.

UNDERWRITING

We and the selling stockholder are offering the common stock described in this prospectus supplement and the accompanying prospectus through a number of underwriters. Keefe, Bruyette & Woods, Inc. and Oppenheimer & Co. Inc. are acting as representatives of the underwriters. We and the selling stockholder have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we and the selling stockholder have agreed, severally and not jointly, to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares
Keefe, Bruyette & Woods, Inc.
Oppenheimer & Co. Inc.
Sterne, Agee & Leach, Inc.
Wunderlich Securities, Inc.
Total

The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ overallotment option described below) if any such shares are taken. We, the Advisor and the selling stockholder have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Overallotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of 357,000 additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discounts and commissions, solely to cover overallotments, if any. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

Each of us, our directors and executive officers and the selling stockholder has agreed that, without the prior written consent of Keefe, Bruyette & Woods, Inc. on behalf of the underwriters, it will not, during the period ending 90 days after the date of this prospectus supplement:

•	offer pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock; or
•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership of the common stock;

whether any transaction described above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

The restrictions described in the preceding paragraph do not apply to:

•	the sale of shares to the underwriters;
•	the issuance by us of shares of common stock upon the exercise of an option or a warrant or the conversion of a security outstanding on the date of this prospectus supplement of which the underwriters have been advised in writing; or
•	transactions by any person other than us relating to shares of common stock or other securities acquired in open market transactions after the completion of the offering of the shares.

The 90-day restricted period described above is subject to extension such that, in the event that either during the last 17 days of the 90-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (b) prior to the expiration of the 90-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, the “lock-up” restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The release of any securities subject to these lock-up agreements is considered on a case-by-case basis. Factors that would be considered by Keefe, Bruyette & Woods, Inc. in determining whether to release securities subject to these lock-up agreements may include the length of time before the lock-up agreement expires, the number of shares or other securities involved, the reason for a requested release, market conditions at the time of the requested release, the trading price of our common stock, historical trading volumes of our common stock and whether the person seeking the release is an officer, director or affiliate of ours.

Commissions and Discounts

The underwriters propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $     per share below the public offering price. After the public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us and the selling stockholder per share of common stock. The underwriting fee is $     per share. The following table shows the price per share of common stock and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option.

	Per share		Total
	Without Additional Shares	With Additional Shares	Without Additional Shares	With Additional Shares
Initial price to public	$	$	$	$
Underwriting discounts and commissions payable by us on shares sold to the public	$	$	$	$
Proceeds, before expenses, to us	$	$	$	$
Proceeds, before expenses, to the selling stockholder	$	$	$	$

(1)	Before deducting offering expenses payable by us related to this offering, which we estimate will be approximately $100,000 (none of which are attributable to the shares being offered by the selling stockholder).
(2)	The selling stockholder will pay the underwriting discounts and commissions in connection with the shares being offered by the selling stockholder pursuant to this prospectus supplement.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. A short sale involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

We, the selling stockholder and the underwriters do not make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, we, the selling stockholder and the underwriters do not make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common stock, or the possession, circulation or distribution of this prospectus supplement or accompanying prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, the common stock may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so.

Hong Kong

Shares of our common stock may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares of our common stock which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares of our common stock offered should conduct their own due diligence on our common stock. If you do not understand the contents of this document you should consult an authorized financial adviser.

Electronic Delivery

The underwriters may make this prospectus supplement and accompanying prospectus available in an electronic format. The prospectus supplement and accompanying prospectus in electronic format may be made available on a website maintained by any of the underwriters, and the underwriters may distribute such documents electronically. The underwriters may agree with us to allocate a limited number of common stock for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The addresses of the underwriters are:

Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019; Oppenheimer & Co. Inc., 85 Broad Street, 26th Floor, New York, NY 10004; Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Birmingham, AL 35209 and Wunderlich Securities, Inc., 6000 Poplar Ave., Suite 150, Memphis, TN 38119.

Conflicts of Interest

Certain of the underwriters and their affiliates were underwriters in connection with our IPO and our subsequent debt offering, for which they received customary fees.

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered by this prospectus supplement will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP has from time to time represented the Advisor and the underwriters on unrelated matters. Certain legal matters in connection with the shares of common stock offered hereby will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the effectiveness of internal control over financial reporting appearing in this prospectus and elsewhere in the registration statement have been audited by McGladrey LLP, an independent registered public accounting firm, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement, of which this prospectus supplement forms a part, on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.horizontechnologyfinancecorp.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. This information is also available, free of charge, by contacting us at 312 Farmington Avenue, Farmington, Connecticut 060302, Attention: Investor Relations, or by calling us collect at (860) 676-8654. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Management’s Report on Internal Control over Financial Reporting

Management of Horizon Technology Finance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over the Company’s financial reporting. The Company’s internal control system is a process designed to provide reasonable assurance to management and the board of directors regarding the preparation and fair presentation of published financial statements.

The Company’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. The Company’s policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 1992. Based on the assessment, management believes that, as of December 31, 2014, the Company’s internal control over financial reporting is effective based on those criteria.

The Company’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014, which report appears herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Horizon Technology Finance Corporation

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Horizon Technology Finance Corporation and Subsidiaries (the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2014 and 2013, by correspondence with custodians or borrowers or by other appropriate auditing procedures where replies from custodian or borrowers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Horizon Technology Finance Corporation and Subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Horizon Technology Finance Corporation and Subsidiaries’ internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992, and our report dated March 10, 2015 expressed an unqualified opinion on the effectiveness of Horizon Technology Finance Corporation’s internal control over financial reporting.

/s/ McGladrey LLP

New Haven, Connecticut
March 10, 2015

Report of Independent Registered Public Accounting Firm on
Internal Control over Financial Reporting

To the Board of Directors and Stockholders
Horizon Technology Finance Corporation

We have audited Horizon Technology Finance Corporation and Subsidiaries’ (the “Company”) internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Horizon Technology Finance Corporation and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements of Horizon Technology Finance Corporation and Subsidiaries as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 and our report dated March 10, 2015 expressed an unqualified opinion.

/s/ McGladrey LLP
New Haven, Connecticut
March 10, 2015

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(In thousands, except share data)

	December 31,
	2014	2013
Assets
Non-affiliate investments at fair value (cost of $209,838 and $234,310, respectively) (Note 4)	$205,101	$221,284
Investment in money market funds	27	1,188
Cash	8,417	25,341
Restricted investments in money market funds	2,906	5,951
Interest receivable	4,758	4,240
Other assets	3,987	5,733
Total assets	$225,196	$263,737
Liabilities
Borrowings (Note 6)	$81,753	$122,343
Distribution payable	3,322	3,315
Base management fee payable (Note 3)	356	439
Incentive fee payable (Note 3)	799	852
Other accrued expenses	718	953
Total liabilities	86,948	127,902
Commitments and Contingencies (Notes 7 and 8)
Net assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2014 and 2013	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 9,628,124 and 9,608,949 shares outstanding as of December 31, 2014 and 2013, respectively	10	10
Paid-in capital in excess of par	155,240	154,975
Accumulated (distributed in excess of) undistributed net investment income	(1,102)	1,463
Net unrealized depreciation on investments	(4,737)	(13,026)
Net realized loss on investments	(11,163)	(7,587)
Total net assets	138,248	135,835
Total liabilities and net assets	$225,196	$263,737
Net asset value per common share	$14.36	$14.14

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share data)

	Year Ended December 31,
	2014	2013	2012
Investment income
Interest income on non-affiliate investments	$28,636	$31,904	$25,289
Fee income on non-affiliate investments	2,618	1,739	1,375
Total investment income	31,254	33,643	26,664
Expenses
Interest expense	8,707	8,124	4,283
Base management fee(1) (Note 3)	4,410	5,209	4,208
Performance based incentive fee(1) (Note 3)	2,005	3,318	2,847
Administrative fee (Note 3)	1,113	1,169	1,082
Professional fees	3,074	1,464	1,027
General and administrative	1,068	848	990
Total expenses	20,377	20,132	14,437
Net investment income before excise tax	10,877	13,511	12,227
Provision for excise tax (Note 7)	(160)	(240)	(231)
Net investment income	10,717	13,271	11,996
Net realized and unrealized (loss) gain on investments
Net realized (loss) gain on investments	(3,576)	(7,509)	108
Net unrealized appreciation (depreciation) on investments	8,289	(2,254)	(8,113)
Net realized and unrealized gain (loss) on investments	4,713	(9,763)	(8,005)
Net increase in net assets resulting from operations	$15,430	$3,508	$3,991
Net investment income per common share	$1.11	$1.38	$1.41
Net increase in net assets per common share	$1.60	$0.37	$0.47
Distributions declared per share	$1.38	$1.38	$2.15
Weighted average shares outstanding	9,621,011	9,583,257	8,481,604

(1)	During the years ended December 31, 2014 and 2013, the Advisor waived $238 and $144 of base management fee, respectively. During the year ended December 31, 2014, the Advisor waived $107 of performance based incentive fee. Had these expenses not been waived, the base management fee for the years ended December 31, 2014 and 2013 would have been $4,648 and $5,353, respectively, and performance based incentive fee for the year ended December 31, 2014 would have been $2,112.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Common Stock		Paid-In Capital in Excess of Par	Accumulated Undistributed (distributions in excess of) Net Investment Income	Net Unrealized (Depreciation) Appreciation on Investments	Net Realized Gain (Loss) on Investments	Total Net Assets
	Shares	Amount
Balance at December 31, 2011	7,636,532	$8	$124,512	$4,965	$(2,659)	$3,058	$129,884
Issuance of common stock, net of offering costs(1)	1,909,000	2	29,523	—	—	—	29,525
Net increase in net assets resulting from operations	—	—	—	11,996 (2)	(8,113)	108	3,991
Issuance of common stock under dividend reinvestment plan	21,693	—	349	—	—	—	349
Distributions declared	—	—	—	(15,533)	—	(3,244)	(18,777)
Balance at December 31, 2012	9,567,225	10	154,384	1,428	(10,772)	(78)	144,972
Net increase in net assets resulting from operations	—	—	—	13,271 (2)	(2,254)	(7,509)	3,508
Issuance of common stock under dividend reinvestment plan	41,724	—	591	—	—	—	591
Distributions declared	—	—	—	(13,236)	—	—	(13,236)
Balance at December 31, 2013	9,608,949	10	154,975	1,463	(13,026)	(7,587)	135,835
Net increase in net assets resulting from operations	—	—	—	10,717 (2)	8,289	(3,576)	15,430
Issuance of common stock under dividend reinvestment plan	19,175	—	265	—	—	—	265
Distributions declared	—	—	—	(13,282)	—	—	(13,282)
Balance at December 31, 2014	9,628,124	$10	$155,240	$(1,102)	$(4,737)	$(11,163)	$138,248

(1)	On July 18, 2012, the Company completed a follow-on public offering of 1,909,000 shares (including 249,000 shares of common stock that was issued pursuant to the underwriters’ options to purchase additional shares) of its common stock at a public offering price of $16.20 per share. Total offering costs were $1.4 million.
(2)	Net of excise tax.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flow
(In thousands)

	Year Ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$15,430	$3,508	$3,991
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of debt issuance costs	2,682	1,484	471
Net realized loss (gain) on investments	3,576	7,299	(82)
Net unrealized (appreciation) depreciation on investments	(8,289)	2,254	8,113
Purchase of investments	(95,335)	(88,362)	(138,907)
Principal payments received on investments	109,505	87,497	81,383
Proceeds from sale of investments	7,673	200	281
Changes in assets and liabilities:
Net decrease in investments in money market funds	1,161	1,372	10,958
Net decrease (increase) in restricted investments in money market funds	3,045	(5,951)	—
Decrease (increase) in interest receivable	89	237	(98)
Increase in end-of-term payments	(607)	(1,666)	(260)
Decrease in unearned income	(947)	(1,559)	(855)
(Increase) decrease in other assets	(936)	307	(93)
Decrease in other accrued expenses	(235)	(155)	(152)
(Decrease) increase in base management fee payable	(83)	37	72
Decrease in incentive fee payable	(53)	(3)	(911)
Net cash provided by (used in) operating activities	36,676	6,499	(36,089)
Cash flows from financing activities:
Proceeds from shares sold, net of offering costs	—	—	29,525
Proceeds from issuance of 2019 Notes	—	—	33,000
Proceeds from issuance of Asset-Backed Notes	—	90,000	—
Repayment of Asset-Backed Notes	(40,590)	(10,657)	—
Distributions paid	(13,010)	(12,632)	(15,128)
Net decrease in borrowings	—	(46,020)	(8,551)
Debt issuance costs	—	(2,897)	(3,007)
Net cash (used in) provided by financing activities	(53,600)	17,794	35,839
Net (decrease) increase in cash	(16,924)	24,293	(250)
Cash:
Beginning of period	25,341	1,048	1,298
End of period	$8,417	$25,341	$1,048
Supplemental disclosure of cash flow information:
Cash paid for interest	$6,156	$6,707	$3,002
Supplemental non-cash investing and financing activities:
Warrant investments received and recorded as unearned income	$835	$704	$1,998
Distribution payable	$3,322	$3,315	$3,301
End of term payments receivable	$3,785	$3,178	$1,512
Receivables resulting from sale of investments	$—	$—	$25
Reclassification of receivables to investments	$—	$—	$532

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – 144.1%(9)
Debt Investments – Life Science – 31.4%(9)
Argos Therapeutics, Inc.(2)(5)	Biotechnology	Term Loan (9.25% cash (Libor + 8.75%; Floor 9.25%; Ceiling 10.75%), 5.00% ETP, Due 10/1/18)	$5,000	$4,872	$4,872
Inotek Pharmaceuticals Corporation(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 10/1/16)	2,795	2,777	2,777
New Haven Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), 6.50% ETP, Due 11/1/17)	1,301	1,292	1,292
		Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), 6.50% ETP, Due 11/1/17)	434	431	431
		Term Loan (10.50% cash (Libor + 10.00%; Floor 10.50%), 4.00% ETP, Due 7/1/18)	2,000	1,967	1,967
Palatin Technologies, Inc.(2)(5)	Biotechnology	Term Loan (9.00% cash (Libor + 8.50%; Floor 9.00%), 5.00% ETP, Due 1/1/19)	5,000	4,919	4,919
Sample6, Inc.(2)	Biotechnology	Term Loan (9.50% cash (Libor + 9.00%; Floor 9.50%; Ceiling 11.00%), 4.00% ETP, Due 4/1/18)	1,555	1,548	1,548
		Term Loan (9.50% cash (Libor + 9.00%; Floor 9.50%; Ceiling 11.00%), 4.00% ETP, Due 4/1/18)	945	912	912
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15)	677	675	675
		Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	1,016	1,008	1,008
Xcovery Holding Company, LLC(2)	Biotechnology	Term Loan (12.50% cash, Due 8/1/15)	292	292	292
		Term Loan (12.50% cash, Due 8/1/15)	459	459	459
		Term Loan (12.50% cash, Due 10/1/15)	101	101	101
Accuvein, Inc.(2)	Medical Device	Term Loan (10.40% cash (Libor + 9.90%; Floor 10.40%; Ceiling 11.90%), 5.00% ETP, Due 2/1/18)	4,000	3,956	3,956
		Term Loan (10.00% cash (Libor + 9.50%; Floor 10.00%; Ceiling 12.50%), 4.00% ETP, Due 7/1/18)	1,000	981	981
IntegenX Inc.(2)	Medical Device	Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%; Ceiling 12.75%), 3.50% ETP, Due 7/1/18)	3,750	3,685	3,685
Lantos Technologies, Inc.(2)	Medical Device	Term Loan (10.50% cash (Libor + 10.00%; Floor 10.50%; Ceiling 12.00%), 3.00% ETP, Due 2/1/18)	3,500	3,449	3,449
Mederi Therapeutics, Inc.(2)	Medical Device	Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%; Ceiling 12.75%), 4.00% ETP, Due 7/1/17)	3,000	2,969	2,969

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%; Ceiling 12.75%), 4.00% ETP, Due 7/1/17)	$3,000	$2,969	$2,969
Tryton Medical, Inc.(2)	Medical Device	Term Loan (10.41% cash (Prime + 7.16%), 2.50% ETP, Due 9/1/16)	2,813	2,789	2,789
ZetrOZ, Inc.(2)	Medical Device	Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 3.00% ETP, Due 4/1/18)	1,500	1,427	1,427
Total Debt Investments – Life Science				43,478	43,478
Debt Investments – Technology – 78.9%(9)
Ekahau, Inc.(2)	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	1,279	1,267	1,267
		Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	426	422	422
mBlox, Inc.(2)	Communications	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%; Ceiling 13.00%), 2.5% ETP, Due 7/1/18)	5,000	4,967	4,967
		Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%; Ceiling 13.00%), 2.5% ETP, Due 7/1/18)	5,000	4,967	4,967
Overture Networks, Inc.(2)	Communications	Term Loan (10.75% cash, (Libor + 10.25%; Floor 10.75%), 5.75% ETP, Due 12/1/17)	4,104	4,071	4,071
		Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%), 5.75% ETP, Due 12/1/17)	2,052	2,038	2,038
Additech, Inc.(2)	Consumer-related Technologies	Term Loan (11.75% cash (Libor + 11.25%; Floor	2,500	2,417	2,417
		11.75%; Ceiling 13.25%), 4.00% ETP, Due 7/1/18)
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 2.0% ETP, Due 11/1/17)	2,000	1,966	1,966
		Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 2.0% ETP, Due 2/1/18)	1,000	974	974
		Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 2.0% ETP, Due 4/1/18)	1,000	980	980
Nanocomp Technologies, Inc.(2)	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	1,000	981	981
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash (Libor + 9.25%; Floor 10.00%; Ceiling 11.75%), 2.40% ETP, Due 4/1/17)	1,983	1,972	1,972
		Term Loan (10.00% cash (Libor + 9.25%; Floor 10.00%; Ceiling 11.75%),2.40% ETP, Due 10/1/18)	2,246	2,179	2,179
eASIC Corporation(2)	Semiconductors	Term Loan (11.00% cash, 2.50% ETP, Due 4/1/17)	2,000	1,982	1,982
		Term Loan (10.75% cash, 2.50% ETP, Due 4/1/18)	2,000	1,983	1,983

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
InVisage Technologies, Inc.(2)	Semiconductors	Term Loan (12.00% cash (Libor + 11.50%; Floor 12.00%; Ceiling 14.00%), 2.0% ETP, Due 4/1/18)	$2,550	$2,469	$2,469
Kaminario, Inc.(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	2,275	2,255	2,255
		Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	2,275	2,255	2,255
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.25% cash, 13.00%ETP, Due 7/1/17)	2,632	2,590	2,590
		Term Loan (10.25% cash, 13.00% ETP, Due 7/1/17)	1,469	1,462	1,462
NexPlanar Corporation(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	2,368	2,352	2,352
		Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	1,579	1,564	1,564
Xtera Communications, Inc.(2)	Semiconductors	Term Loan (11.50% cash, 15.65% ETP, Due 1/1/17)	5,846	5,708	5,708
		Term Loan (11.50% cash, 21.75% ETP, Due 1/1/17)	1,624	1,584	1,584
Courion Corporation(2)	Software	Term Loan (11.45% cash, Due 10/1/15)	1,279	1,277	1,277
		Term Loan (11.45% cash, Due 10/1/15)	1,279	1,277	1,277
Crowdstar, Inc.(2)	Software	Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%), 3.00% ETP, Due 9/1/18)	2,000	1,956	1,956
Decisyon, Inc.(2)	Software	Term Loan (11.65% cash, 5.00% ETP, Due 9/1/16)	2,919	2,899	2,899
		Term Loan (11.65% cash, 5.00% ETP, Due 11/1/17)	1,000	986	986
Lotame Solutions, Inc.(2)	Software	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), 5.25% ETP, Due 9/1/17)	3,410	3,390	3,390
		Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), 5.25% ETP, Due 9/1/17)	1,500	1,491	1,491
		Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), 3.00% ETP, Due 4/1/18)	2,100	2,070	2,070
Netuitive, Inc.(2)	Software	Term Loan (12.75% cash, Due 7/1/16)	1,717	1,707	1,707
Raydiance, Inc.(2)	Software	Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	3,490	3,468	3,468
		Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	698	688	688
		Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%; Ceiling 13.50%), 2.75% ETP, Due 2/1/18)	3,000	2,955	2,955
Razorsight Corporation(2)	Software	Term Loan (11.75% cash, 3.00% ETP, Due 11/1/16)	1,142	1,132	1,132
		Term Loan (11.75% cash, 3.00% ETP, Due 8/1/16)	1,000	990	990
		Term Loan (11.75% cash, 3.00% ETP, Due 7/1/17)	1,000	988	988
SIGNiX, Inc.(2)	Software	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), Due 7/1/18)	3,000	2,902	2,902

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Social Intelligence Corp.(2)	Software	Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%; Ceiling 13.00%), 3.50% ETP, Due 12/1/17)	$1,500	$1,477	$1,477
SpringCM, Inc.(2)	Software	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%; Ceiling 13.00%), 2.00% ETP, Due 1/1/18)	4,500	4,412	4,412
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.65% cash (Libor + 11.15%; Floor 11.65%; Ceiling 12.65%), 4.50% ETP, Due 3/1/18)	6,000	5,954	5,954
		Term Loan (11.65% cash (Libor + 11.15%; Floor 11.65%; Ceiling 12.65%), 9.00% ETP, Due 5/1/18)	5,000	4,952	4,952
VBrick Systems, Inc.(2)	Software	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%; Ceiling 13.50%), 5.00% ETP, Due 7/1/17)	3,000	2,979	2,979
Vidsys, Inc.(2)	Software	Term Loan (11.00% cash, 7.58% ETP, Due 4/1/15)	3,000	2,993	2,993
Visage Mobile, Inc.(2)	Software	Term Loan (12.00% cash, 3.50% ETP, Due 9/1/16)	645	640	640
Total Debt Investments – Technology				108,988	108,988
Debt Investments – Cleantech – 9.3%(9)
Renmatix, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	1,148	1,145	1,145
		Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	1,148	1,145	1,145
		Term Loan (10.25% cash, Due 10/1/16)	3,488	3,469	3,469
Semprius, Inc.(2)(8)	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	2,432	2,432	2,250
Aurora Algae, Inc.(2)	Consumer-related Technologies	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	397	396	396
Rypos, Inc.(2)	Energy Efficiency	Term Loan (11.80% cash, Due 1/1/17)	2,670	2,643	2,643
		Term Loan (11.80% cash, Due 9/1/17)	1,000	986	986
Tigo Energy, Inc.(2)	Energy Efficiency	Term Loan (13.00% cash, 3.16% ETP, Due 6/1/15)	786	785	785
Total Debt Investments – Cleantech				13,001	12,819
Debt Investments – Healthcare information and services – 24.5%(9)
Interleukin Genetics, Inc.(2)(5)	Diagnostics	Term Loan (9.00% cash (Libor + 8.50%; Floor 9.00%) 4.50% ETP, Due 10/1/18)	5,000	4,837	4,837
LifePrint Group, Inc.(2)	Diagnostics	Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%; Ceiling 12.50%), 3.00% ETP, Due 1/1/18)	3,000	2,949	2,747
Radisphere National Radiology Group, Inc.(2)	Diagnostics	Revolver (11.25% cash (Prime + 8.00%), Due 10/1/15)	10,092	10,053	10,053
Watermark Medical, Inc.(2)	Other Healthcare	Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,473	3,473

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	$3,500	$3,473	$3,473
Recondo Technology, Inc.(2)	Software	Term Loan (11.50% cash (Libor + 11.00%; Floor 11.50%), 6.60% ETP, Due 12/1/17)	1,384	1,379	1,379
		Term Loan (11.00% cash (Libor + 10.50%; Floor 11.00%), 4.50% ETP, Due 12/1/17)	2,500	2,490	2,490
		Term Loan (10.50% cash (Libor + 10.00%; Floor 10.50%), 2.75% ETP, Due 12/1/17)	2,500	2,490	2,490
		Term Loan (10.50% cash (Libor + 10.00%; Floor 10.50%), 2.50% ETP, Due 1/1/19)	3,000	2,953	2,953
Total Debt Investments – Healthcare information and services				34,097	33,895
Total Debt Investments				199,564	199,180
Warrant Investments – 3.4%(9)
Warrants – Life Science – 0.6%(9)
ACT Biotech Corporation	Biotechnology	1,521,820 Preferred Stock Warrants	—	83	—
Argos Therapeutics, Inc.(2)(5)	Biotechnology	16,556 Common Stock Warrants	—	33	31
Celsion Corporation(5)	Biotechnology	5,708 Common Stock Warrants	—	15	—
Inotek Pharmaceuticals Corporation	Biotechnology	33,762 Preferred Stock Warrants	—	17	15
N30 Pharmaceuticals, Inc.	Biotechnology	53,550 Common Stock Warrants	—	122	—
New Haven Pharmaceuticals, Inc.(2)	Biotechnology	55,347 Preferred Stock Warrants	—	42	136
Palatin Technologies, Inc.(2)(5)	Biotechnology	333,333 Common Stock Warrants	—	31	31
Revance Therapeutics, Inc.(5)	Biotechnology	34,377 Common Stock Warrants	—	68	120
Sample6, Inc.(2)	Biotechnology	351,018 Preferred Stock Warrants	—	45	39
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	42,083 Preferred Stock Warrants	—	93	165
Tranzyme, Inc.(2)(5)	Biotechnology	6,460 Common Stock Warrants	—	6	—
Accuvein, Inc.(2)	Medical Device	75,769 Preferred Stock Warrants	—	24	29
Direct Flow Medical, Inc.	Medical Device	176,922 Preferred Stock Warrants	—	144	40
EnteroMedics, Inc.(5)	Medical Device	141,026 Common Stock Warrants	—	347	—
IntegenX, Inc.(2)	Medical Device	158,006 Preferred Stock Warrants	—	33	31
Lantos Technologies, Inc.(2)	Medical Device	858,545 Preferred Stock Warrants	—	24	23
Mederi Therapeutics, Inc.(2)	Medical Device	248,736 Preferred Stock Warrants	—	26	40
Mitralign, Inc.(2)	Medical Device	641,909 Preferred Stock Warrants	—	52	37
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants	—	78	—
Tengion, Inc.(2)(5)	Medical Device	1,864,876 Common Stock Warrants	—	123	—
Tryton Medical, Inc.(2)	Medical Device	122,362 Preferred Stock Warrants	—	15	13
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Zetroz, Inc.(2)	Medical Device	475,561 Preferred Stock Warrants	—	25	24
Total Warrants – Life Science				1,459	774
Warrants – Technology – 2.2%(9)
Ekahau, Inc.(2)	Communications	978,261 Preferred Stock Warrants	—	33	19
OpenPeak, Inc.	Communications	18,997 Common Stock Warrants	—	89	—
Overture Networks, Inc.	Communications	385,617 Preferred Stock Warrants	—	56	—

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Additech, Inc.(2)	Consumer-related Technologies	150,000 Preferred Stock Warrants	$—	$33	$33
Everyday Health, Inc.(5)	Consumer-related Technologies	43,783 Common Stock Warrants	—	69	179
Gwynnie Bee, Inc.(2)	Consumer-related Technologies	268,591 Preferred Stock Warrants	—	68	312
SnagAJob.com, Inc.	Consumer-related Technologies	365,396 Preferred Stock Warrants	—	23	305
Tagged, Inc.	Consumer-related Technologies	190,868 Preferred Stock Warrants	—	26	62
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants	—	22	18
Cartera Commerce, Inc.	Internet and media	90,909 Preferred Stock Warrants	—	16	159
SimpleTuition, Inc.	Internet and media	189,573 Preferred Stock Warrants	—	63	29
IntelePeer, Inc.	Networking	141,549 Preferred Stock Warrants	—	39	33
Nanocomp Technologies, Inc.(2)	Networking	272,728 Preferred Stock Warrants	—	25	24
Aquion Energy, Inc.	Power Management	115,051 Preferred Stock Warrants	—	7	56
Avalanche Technology, Inc.(2)	Semiconductors	352,828 Preferred Stock Warrants	—	101	98
eASIC Corporation(2)	Semiconductors	40,445 Preferred Stock Warrants	—	25	28
InVisage Technologies, Inc.(2)	Semiconductors	165,147 Preferred Stock Warrants	—	43	41
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants	—	59	64
Luxtera, Inc.	Semiconductors	2,087,766 Preferred Stock Warrants	—	43	105
NexPlanar Corporation	Semiconductors	216,001 Preferred Stock Warrants	—	36	56
Soraa, Inc.(2)	Semiconductors	180,000 Preferred Stock Warrants	—	80	77
Xtera Communications, Inc.	Semiconductors	983,607 Preferred Stock Warrants	—	206	—
Bolt Solutions, Inc.(2)	Software	202,892 Preferred Stock Warrants	—	113	118
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants	—	14	104
Courion Corporation	Software	772,543 Preferred Stock Warrants	—	107	—
Crowdstar, Inc.(2)	Software	75,428 Preferred Stock Warrants	—	14	14
Decisyon, Inc.(2)	Software	457,876 Preferred Stock Warrants	—	46	28
DriveCam, Inc.	Software	71,639 Preferred Stock Warrants	—	20	121
Lotame Solutions, Inc.(2)	Software	288,115 Preferred Stock Warrants	—	23	160
Netuitive, Inc.	Software	41,569 Preferred Stock Warrants	—	48	—
Raydiance, Inc.(2)	Software	1,051,120 Preferred Stock Warrants	—	71	67
Razorsight Corporation(2)	Software	259,404 Preferred Stock Warrants	—	43	44
SIGNiX, Inc.(2)	Software	63,365 Preferred Stock Warrants	—	48	48
Riv Data Corp.(2)	Software	237,361 Preferred Stock Warrants	—	13	12
SpringCM, Inc.(2)	Software	2,385,686 Preferred Stock Warrants	—	55	53
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants	—	242	536
Vidsys, Inc.	Software	37,346 Preferred Stock Warrants	—	23	—
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants	—	19	17
Total Warrants – Technology				2,061	3,020
Warrants – Cleantech – 0.1%(9)
Renmatix, Inc.	Alternative Energy	52,296 Preferred Stock Warrants	—	67	67

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Semprius, Inc.	Alternative Energy	519,981 Preferred Stock Warrants	$—	$25	$—
Rypos, Inc.(2)	Energy Efficiency	5,627 Preferred Stock Warrants	—	44	40
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants	—	99	33
Total Warrants – Cleantech				235	140
Warrants – Healthcare information and services – 0.5%(9)
Accumetrics, Inc.	Diagnostics	100,928 Preferred Stock Warrants	—	107	63
BioScale, Inc.(2)	Diagnostics	315,618 Preferred Stock Warrants	—	55	—
LifePrint Group, Inc.(2)	Diagnostics	49,000 Preferred Stock Warrants	—	29	29
Interleukin Genetics, Inc.(2)(5)	Diagnostics	2,492,523 Common Stock Warrants	—	112	112
Helomics Corporation	Diagnostics	13,461 Preferred Stock Warrants	—	73	—
Radisphere National Radiology Group, Inc.(2)	Diagnostics	519,992 Preferred Stock Warrants	—	378	—
Singulex, Inc.	Other Healthcare	293,632 Preferred Stock Warrants	—	44	141
Talyst, Inc.	Other Healthcare	300,360 Preferred Stock Warrants	—	100	52
Watermark Medical, Inc.	Other Healthcare	12,216 Preferred Stock Warrants	—	67	62
Recondo Technology, Inc.(2)	Software	556,796 Preferred Stock Warrants	—	95	210
Total Warrants – Healthcare information and services				1,060	669
Total Warrants				4,815	4,603
Other Investments – 0.2%(9)
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019	—	4,582	300
Total Other Investments				4,582	300
Equity – 0.7%(9)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock	—	239	514
Revance Therapeutics, Inc.(5)	Biotechnology	4,861 Common Stock	—	73	82
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	78,493 Common Stock	—	83	200
Overture Networks Inc.	Communications	386,191 Common Stock	—	482	222
Total Equity				877	1,018
Total Portfolio Investment Assets – 148.4%(9)				$209,838	$205,101
Short Term Investments – Money Market Funds – 0.0%(9)
US Bank Money Market Deposit Account				$27	$27
Total Short Term Investments – Money Market Funds				$27	$27
Short Term Investments – Restricted Investments – 2.1%(9)
US Bank Money Market Deposit Account(2)				$2,906	$2,906
Total Short Term Investments – Restricted Investments				$2,906	$2,906

(1)	All of the Company’s investments are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Key Facility or 2013-1 Securitization.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014 — (Continued)
(In thousands)

(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the debt investment, unless otherwise indicated. For each debt investment, the current interest rate in effect as of December 31, 2014 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt investment is on non-accrual status at December 31, 2014 and is, therefore, considered non-income producing.
(9)	Value as a percent of net assets.
(10)	The Company did not have any non-qualifying assets under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(11)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investments unless otherwise noted. Interest will accrue during the life of the debt investment on each end-of-term payment and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee will be based on income that the Company has not yet received in cash.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – 157.5%(9)
Debt Investments – Life Science – 22.9%(9)
Inotek Pharmaceuticals Corporation(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 10/1/16)	$3,500	$3,460	$3,460
N30 Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.25% cash, 3.00% ETP, Due 9/1/14)	760	756	756
		Term Loan (11.25% cash, 3.00% ETP, Due 10/1/15)	2,230	2,209	2,209
New Haven Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	1,500	1,476	1,476
		Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	500	492	492
Sample6, Inc.(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 1/1/16)	2,252	2,229	2,229
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15)	1,425	1,418	1,418
		Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	2,138	2,100	2,100
Xcovery Holding Company, LLC(2)	Biotechnology	Term Loan (12.50% cash, Due 8/1/15)	781	779	779
		Term Loan (12.50% cash, Due 8/1/15)	1,228	1,226	1,226
		Term Loan (12.50% cash, Due 10/1/15)	231	231	231
Mederi Therapeutics, Inc.	Medical Device	Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%; Ceiling 12.75%), 4.00% ETP, Due 7/1/17)	3,000	2,957	2,957
		Term Loan (10.75% cash (Libor + 10.25%; Floor 10.75%; Ceiling 12.75%), 4.00% ETP, Due 7/1/17)	3,000	2,917	2,917
Mitralign, Inc.(2)	Medical Device	Term Loan (12.00% cash, 3.00% ETP, Due 10/1/15)	1,587	1,571	1,571
		Term Loan (10.88% cash, 3.00% ETP, Due 11/1/15)	1,100	1,089	1,089
		Term Loan (10.50% cash, 3.00% ETP, Due 7/1/16)	1,143	1,115	1,115
PixelOptics, Inc.(8)	Medical Device	Term Loan (10.75% cash, 3.00% ETP, Due 11/1/14)	5,000	4,985	562
		Term Loan (10.00% cash, Due 1/31/14)	219	219	219
Tengion, Inc.(2)(5)	Medical Device	Term Loan (13.00% cash, Due 5/1/14)	1,382	1,373	1,373
Tryton Medical, Inc.(2)	Medical Device	Term Loan (10.41% cash (Prime + 7.16%), 2.50% ETP, Due 9/1/16)	3,000	2,962	2,962
Total Debt Investments – Life Science				35,564	31,141

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – Technology – 98.3%(9)
Ekahau, Inc.	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	$1,500	$1,474	$1,474
		Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	500	490	490
Overture Networks, Inc.(2)	Communications	Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	5,000	4,935	4,935
		Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	2,500	2,460	2,460
Optaros, Inc.(2)	Internet and Media	Term Loan (11.95% cash, 3.00% ETP, Due 10/1/15)	1,670	1,660	1,660
		Term Loan (11.95% cash, 3.00% ETP, Due 3/1/16)	500	497	497
SimpleTuition, Inc.(2)	Internet and Media	Term Loan (11.75% cash, Due 3/1/16)	3,909	3,862	3,862
Nanocomp Technologies, Inc.	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	1,000	963	963
Aquion Energy, Inc.(2)	Power Management	Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,704	2,693	2,693
		Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,704	2,693	2,693
		Term Loan (10.25% cash, 4.00% ETP, Due 6/1/16)	2,978	2,966	2,966
Xtreme Power, Inc.(2)(8)	Power Management	Term Loan (10.75% cash, 9.00% ETP, Due 5/1/16)	6,000	5,947	4,692
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash, 2.00% ETP, Due 7/1/16)	2,996	2,973	2,973
		Term Loan (10.00% cash, 2.00% ETP, Due 1/1/18)	2,500	2,455	2,455
eASIC Corporation(2)	Semiconductors	Term Loan (11.00% cash, 2.50% ETP, Due 4/1/17)	2,000	1,968	1,968
Kaminario, Inc.(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,954	2,954
		Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,954	2,954
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.25% cash, 8.00% ETP, Due 12/1/15)	2,734	2,714	2,714
		Term Loan (10.25% cash, 8.00% ETP, Due 3/1/16)	1,519	1,506	1,506
Newport Media, Inc.(2)	Semiconductors	Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,418	3,418
		Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,418	3,418
NexPlanar Corporation(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	3,000	2,964	2,964
		Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	2,000	1,967	1,967
Xtera Communications, Inc.(2)	Semiconductors	Term Loan (11.50% cash, 14.77% ETP, Due 7/1/15)	6,468	6,441	6,441
		Term Loan (11.50% cash, 13.65% ETP, Due 2/1/16)	1,731	1,718	1,718
Bolt Solutions, Inc.(2)	Software	Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,856	4,819	4,819
		Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,856	4,819	4,819
Construction Software Technologies, Inc.(2)	Software	Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,172	4,172

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	$4,200	$4,172	$4,172
Courion Corporation(2)	Software	Term Loan (11.45% cash, Due 10/1/15)	2,662	2,654	2,654
		Term Loan (11.45% cash, Due 10/1/15)	2,662	2,654	2,654
Decisyon, Inc.(2)	Software	Term Loan (11.65% cash, 5.00% ETP, Due 9/1/16)	4,000	3,932	3,932
Kontera Technologies, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,949	3,949
		Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,949	3,949
Lotame Solutions, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,971	3,971
		Term Loan (11.50% cash, 3.00% ETP, Due 9/1/16)	1,500	1,486	1,486
Netuitive, Inc.(2)	Software	Term Loan (11.75% cash, Due 1/1/16)	2,359	2,330	2,330
Raydiance, Inc.(2)	Software	Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	5,000	4,948	4,948
		Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	1,000	975	975
Razorsight Corporation(2)	Software	Term Loan (11.75% cash, 3.00% ETP, Due 11/1/16)	1,500	1,477	1,477
		Term Loan (11.75% cash, 3.00% ETP, Due 8/1/16)	1,500	1,475	1,475
		Term Loan (11.75% cash, 3.00% ETP, Due 7/1/17)	1,000	980	980
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.65% cash, Due 6/1/16)	7,100	6,919	6,919
VBrick Systems, Inc.	Software	Term Loan (11.50% cash (Libor + 10.00%; Floor 10.50%; Ceiling 13.50%), 5.00% ETP, Due 7/1/17)	3,000	2,970	2,970
Vidsys, Inc.(2)	Software	Term Loan (11.00% cash, 6.50% ETP, Due 6/1/16)	3,000	2,970	2,970
Visage Mobile, Inc.(2)	Software	Term Loan (12.00% cash, 3.50% ETP, Due 9/1/16)	974	962	962
Total Debt Investments – Technology				134,673	133,418
Debt Investments – Cleantech – 17.6%(9)
Renmatix, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 9.00% ETP, Due 2/1/16)	2,028	2,015	2,015
		Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	2,028	2,015	2,015
		Term Loan (10.25% cash, Due 10/1/16)	5,000	4,956	4,956
Semprius, Inc.(2)(8)	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	3,203	3,183	2,785
Aurora Algae, Inc.(2)	Energy Efficiency	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	1,280	1,276	1,276
Rypos, Inc.	Energy Efficiency	Term Loan (11.80% cash, Due 1/1/17)	3,000	2,928	2,928
Solarbridge Technologies, Inc.(2)(8)	Energy Efficiency	Term Loan (12.15% cash, 3.21% ETP, Due 12/1/16)	7,000	6,785	5,000
Tigo Energy, Inc.(2)	Energy Efficiency	Term Loan (13.00% cash, 3.16% ETP, Due 6/1/15)	2,214	2,199	2,199

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Cereplast, Inc.(5)(8)	Waste Recycling	Term Loan (12.00% cash, Due 8/1/14)	$1,081	$978	$328
		Term Loan (12.00% cash, Due 8/1/14)	1,160	1,141	352
Total Debt Investments – Cleantech				27,476	23,854
Debt Investments – Healthcare information and services – 18.7%(9)
BioScale, Inc.(2)	Diagnostics	Term Loan (11.51% cash, Due 1/1/14)	232	232	232
Radisphere National Radiology Group, Inc.(2)	Diagnostics	Revolver (11.25% cash (Prime + 8.00%), Due 10/1/15)	12,000	11,908	11,908
Watermark Medical, Inc.(2)	Other Healthcare	Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,452	3,452
		Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,452	3,452
Recondo Technology, Inc.(2)	Software	Term Loan (11.50% cash, 4.14% ETP, Due 4/1/16)	1,384	1,356	1,356
		Term Loan (11.00% cash, 3.00% ETP, Due 1/1/17)	2,500	2,473	2,473
		Term Loan (10.50% cash, 2.50% ETP, Due 1/1/18)	2,500	2,468	2,468
Total Debt Investments – Healthcare information and services				25,341	25,341
Total Debt Investments				223,054	213,754
Warrant Investments – 4.5%(9)
Warrants – Life Science – 2.1%(9)
ACT Biotech Corporation	Biotechnology	1,521,820 Preferred Stock Warrants	—	83	—
Ambit Biosciences, Inc.(5)	Biotechnology	44,795 Common Stock Warrants	—	143	9
Anacor Pharmaceuticals, Inc.(2)(5)	Biotechnology	84,583 Common Stock Warrants	—	93	882
Celsion Corporation(5)	Biotechnology	5,708 Common Stock Warrants	—	15	—
Inotek Pharmaceuticals Corporation	Biotechnology	114,387 Preferred Stock Warrants	—	17	15
N30 Pharmaceuticals, Inc.	Biotechnology	214,200 Preferred Stock Warrants	—	122	247
New Haven Pharmaceuticals, Inc.	Biotechnology	34,729 Preferred Stock Warrants	—	22	20
Revance Therapeutics, Inc.	Biotechnology	687,091 Preferred Stock Warrants	—	223	945
Sample6, Inc.	Biotechnology	200,582 Preferred Stock Warrants	—	27	23
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	116,203 Common Stock Warrants	—	83	308
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	42,083 Preferred Stock Warrants	—	94	132
Tranzyme, Inc.(5)	Biotechnology	77,902 Common Stock Warrants	—	6	—
Direct Flow Medical, Inc.	Medical Device	176,922 Preferred Stock Warrants	—	144	132
EnteroMedics, Inc.(5)	Medical Device	141,026 Common Stock Warrants	—	347	—
Mederi Therapeutics, Inc.	Medical Device	248,736 Preferred Stock Warrants	—	26	26
Mitralign, Inc.	Medical Device	295,238 Common Stock Warrants	—	49	35
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants	—	78	—
PixelOptics, Inc.	Medical Device	381,612 Preferred Stock Warrants	—	96	—
Tengion, Inc.(2)(5)	Medical Device	1,864,876 Common Stock Warrants	—	124	—
Tryton Medical, Inc.(2)	Medical Device	47,977 Preferred Stock Warrants	—	14	14
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Total Warrants – Life Science				1,819	2,788

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Warrants – Technology – 1.8%(9)
Ekahau, Inc.	Communications	978,261 Preferred Stock Warrants	$—	$34	$26
OpenPeak, Inc.	Communications	18,997 Preferred Stock Warrants	—	89	—
Overture Networks, Inc.	Communications	344,574 Preferred Stock Warrants	—	55	42
Everyday Health, Inc.	Consumer-related Technologies	65,674 Preferred Stock Warrants	—	69	94
SnagAJob.com, Inc.	Consumer-related Technologies	365,396 Preferred Stock Warrants	—	23	269
Tagged, Inc.	Consumer-related Technologies	190,868 Preferred Stock Warrants	—	26	72
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants	—	22	19
Cartera Commerce, Inc.	Internet and media	90,909 Preferred Stock Warrants	—	16	160
Optaros, Inc.	Internet and media	477,403 Preferred Stock Warrants	—	21	13
SimpleTuition, Inc.	Internet and media	189,573 Preferred Stock Warrants	—	63	9
IntelePeer, Inc.	Networking	141,549 Preferred Stock Warrants	—	39	34
Motion Computing, Inc.	Networking	104,283 Preferred Stock Warrants	—	4	18
Nanocomp Technologies, Inc.	Networking	204,546 Preferred Stock Warrants	—	19	19
Aquion Energy, Inc.	Power Management	115,051 Preferred Stock Warrants	—	8	57
Xtreme Power, Inc.	Power Management	2,466,821 Preferred Stock Warrants	—	76	—
Avalanche Technology, Inc.	Semiconductors	244,649 Preferred Stock Warrants	—	56	66
eASIC Corporation	Semiconductors	1,877,799 Preferred Stock Warrants	—	16	15
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants	—	59	54
Luxtera, Inc.	Semiconductors	1,827,485 Preferred Stock Warrants	—	34	105
Newport Media, Inc.	Semiconductors	188,764 Preferred Stock Warrants	—	40	47
NexPlanar Corporation	Semiconductors	216,001 Preferred Stock Warrants	—	36	56
Xtera Communications, Inc.	Semiconductors	983,607 Preferred Stock Warrants	—	206	—
Bolt Solutions, Inc.	Software	202,892 Preferred Stock Warrants	—	113	124
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants	—	14	104
Construction Software Technologies, Inc.(2)	Software	386,415 Preferred Stock Warrants	—	69	335
Courion Corporation	Software	772,543 Preferred Stock Warrants	—	106	89
Decisyon, Inc.	Software	314,686 Preferred Stock Warrants	—	44	39
DriveCam, Inc.	Software	71,639 Preferred Stock Warrants	—	20	120
Kontera Technologies, Inc.(2)	Software	99,476 Preferred Stock Warrants	—	102	82
Lotame Solutions, Inc.	Software	216,810 Preferred Stock Warrants	—	4	3
Netuitive, Inc.	Software	748,453 Preferred Stock Warrants	—	75	45
Raydiance, Inc.	Software	735,784 Preferred Stock Warrants	—	51	48
Razorsight Corporation	Software	259,404 Preferred Stock Warrants	—	44	40
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants	—	242	239
Vidsys, Inc.	Software	37,346 Preferred Stock Warrants	—	23	—

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants	$—	$20	$18
Total Warrants – Technology				1,938	2,461
Warrants – Cleantech – 0.2%(9)
Renmatix, Inc.	Alternative Energy	52,296 Preferred Stock Warrants	—	68	69
Semprius, Inc.	Alternative Energy	519,981 Preferred Stock Warrants	—	26	—
Enphase Energy, Inc.(5)	Energy Efficiency	161,959 Common Stock Warrants	—	175	126
Rypos, Inc.	Energy Efficiency	5,627 Preferred Stock Warrants	—	44	41
Solarbridge Technologies, Inc.(2)	Energy Efficiency	3,645,302 Preferred Stock Warrants	—	236	—
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants	—	100	26
Cereplast, Inc.(5)	Waste Recycling	365,000 Common Stock Warrants	—	175	—
Total Warrants – Cleantech				824	262
Warrants – Healthcare information and services – 0.4%(9)
Accumetrics, Inc.	Diagnostics	100,928 Preferred Stock Warrants	—	107	63
BioScale, Inc.(2)	Diagnostics	315,618 Preferred Stock Warrants	—	54	—
Helomics Corporation	Diagnostics	13,461 Preferred Stock Warrants	—	73	—
Radisphere National Radiology Group, Inc.(2)	Diagnostics	519,992 Preferred Stock Warrants	—	378	—
Patientkeeper, Inc.	Other Healthcare	396,410 Preferred Stock Warrants	—	269	29
Singulex, Inc.	Other Healthcare	293,632 Preferred Stock Warrants	—	44	140
Talyst, Inc.	Other Healthcare	300,360 Preferred Stock Warrants	—	100	53
Watermark Medical, Inc.	Other Healthcare	12,216 Preferred Stock Warrants	—	66	64
Recondo Technology, Inc.	Software	436,088 Preferred Stock Warrants	—	73	176
Total Warrants – Healthcare information and services				1,164	525
Total Warrants				5,745	6,036
Other Investments – 0.3%(9)
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019	—	4,729	400
Total Other Investments				4,729	400
Equity – 0.8%(9)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock	—	227	565
Revance Therapeutics, Inc.	Biotechnology	72,925 Preferred Stock	—	73	109
Overture Networks Inc.	Communications	386,191 Common Stock	—	482	420
Cereplast, Inc.(5)	Waste Recycling	200,000 Common Stock	—	—	—
Total Equity				782	1,094
Total Portfolio Investment Assets – 163.1%				$234,310	$221,284
Short Term Investments – Money Market Funds – 0.9%(9)
US Bank Money Market Deposit Account				$1,188	$1,188
Total Short Term Investments – Money Market Funds				$1,188	$1,188

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)(10)(11)	Principal Amount	Cost of Investments(6)	Fair Value
Short Term Investments – Restricted Investments – 4.4%(9)
US Bank Money Market Deposit Account(2)				$5,951	$5,951
Total Short Term Investments – Restricted Investments				$5,951	$5,951

(1)	All of the Company’s investments are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Credit Facilities or 2013-1 Securitization.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the debt investment, unless otherwise indicated. For each debt investment, the current interest rate in effect as of December 31, 2013 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt investment is on non-accrual status at December 31, 2013 and is, therefore, considered non-income producing.
(9)	Value as a percent of net assets.
(10)	The Company did not have any non-qualifying assets under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(11)	ETPs are contractual fixed-interest payments due in cash at the maturity date of the applicable debt investment, including upon any prepayment, and are a fixed percentage of the original principal balance of the debt investment unless otherwise noted. Interest will accrue during the life of the debt investment on each end-of-term payment and will be recognized as non-cash income until it is actually paid. Therefore, a portion of the incentive fee will be based on income that the Company has not yet received in cash.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally is not subject to corporate-level federal income tax on the portion of its taxable income and capital gains the Company distributes to its stockholders. The Company primarily makes secured debt investments to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All of the Company’s debt investments consist of loans secured by all of, or a portion of, the applicable debtor company’s tangible and intangible assets.

On October 28, 2010, the Company completed an initial public offering (“IPO”) and its common stock trades on the NASDAQ Global Select Market under the symbol “HRZN.” The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC (“CHF”), a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary upon the completion of the IPO.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as its sole equity member. Credit I is a separate legal entity from the Company and CHF. There has been no activity at Credit I during the twelve months ended December 31, 2014.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as its sole equity member. Credit II is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II are not available to creditors of the Company or any other entity other than Credit II’s lenders.

Horizon Credit III LLC (“Credit III”) was formed as a Delaware limited liability company on May 30, 2012, with the Company as the sole equity member. Credit III is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit III are not available to creditors of the Company or any other entity other than Credit III’s lenders.

Longview SBIC GP LLC and Longview SBIC LP (collectively, “Horizon SBIC”) were formed as a Delaware limited liability company and Delaware limited partnership, respectively, on February 11, 2011. Horizon SBIC are wholly owned subsidiaries of the Company and were formed in anticipation of obtaining a license to operate a small business investment company from the U. S. Small Business Administration. There has been no activity in Horizon SBIC since its inception.

The Company formed Horizon Funding 2013-1 LLC (“2013-1 LLC”) as a Delaware limited liability company on June 7, 2013 and Horizon Funding Trust 2013-1 (“2013-1 Trust” and, together with 2013-1 LLC, the “2013-1 Entities”) as a Delaware trust on June 18, 2013. The 2013-1 Entities are special purpose bankruptcy remote entities and are separate legal entities from the Company. The Company formed the 2013-1 Entities for purposes of securitizing $189.3 million of secured loans and issuing fixed-rate asset-backed notes in an aggregate principal amount of $90 million (the “Asset-Backed Notes”).

The Company has also established wholly owned subsidiaries, each of which is structured as a Delaware limited liability company, to hold portfolio companies assets acquired in connection with foreclosure or bankruptcy. Each is a separate legal entity from the Company.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Organization  – (continued)

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. The Company has entered into an amended and restated investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (the “Advisor”), under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.

Note 2. Basis of presentation and significant accounting policies

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X under the Securities Act of 1933, as amended (“Regulation S-X”). In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of consolidation

As required under GAAP and Regulation S-X, the Company will generally consolidate its investment in a company that is an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Use of estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of investments.

Fair value

The Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

See Note 5 for additional information regarding fair value.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt investment and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Investments

Investments are recorded at fair value. The Company’s board of directors (“Board”) determines the fair value of its portfolio investments. The Company has the intent to hold its debt investments for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a debt investment becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the debt investment is placed on non-accrual status and the recognition of interest income may be discontinued. Interest payments received on non-accrual debt investments may be recognized as income, on a cash basis, or applied to principal depending upon management’s judgment at the time the debt investment is placed on non-accrual status. As of December 31, 2014, there was one investment on non-accrual status with a cost of $2.4 million and a fair value of $2.3 million. For the year ended December 31, 2014, we recognized as interest income interest payments of $0.3 million received from one portfolio company whose debt investment was on non-accrual status. As of December 31, 2013, there were five investments on non-accrual status with a cost of $23.2 million and a fair value of $13.9 million.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Debt investment origination fees, net of certain direct origination costs are deferred and, along with unearned income, are amortized as a level yield adjustment over the respective term of the debt investment. All other income is recognized when earned. Fees for counterparty debt investment commitments with multiple debt investments are allocated to each debt investment based upon each debt investment’s relative fair value. When a debt investment is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the debt investment is returned to accrual status.

Certain debt investment agreements also require the borrower to make an end-of-term payment (“ETP”), that is accrued into interest income over the life of the debt investment to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned income on the grant date. The unearned income is recognized as interest income over the contractual life of the related debt investment in accordance with the Company’s income recognition policy. Subsequent to debt investment origination, the fair value of the warrants is determined using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains and losses from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains and losses on investments.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance or portion thereof is not recoverable, are calculated using the specific identification method. The Company measures realized gains or losses by calculating the difference between the net proceeds from the repayment

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of the Company’s portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Debt issuance costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and issuing debt securities. Debt issuance costs are recognized as assets and are amortized as interest expense over the term of the related debt financing. The unamortized balance of debt issuance costs as of December 31, 2014 and 2013, included in other assets, was $2.4 million and $5.1 million, respectively. The accumulated amortization balances as of December 31, 2014 and 2013 were $3.0 million and $2.0 million, respectively. The amortization expense for the years ended December 31, 2014, 2013 and 2012 was $2.7 million, $1.5 million and $0.5 million, respectively.

Income taxes

As a BDC, the Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from corporate-level U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For each of the years ended December 31, 2014, 2013 and 2012, $0.2 million was recorded for U.S. federal excise tax.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. The Company had no material uncertain tax positions at December 31, 2014 and 2013. The 2013, 2012 and 2011 tax years remain subject to examination by U.S. federal and state tax authorities.

Distributions

Distributions to common stockholders are recorded on the declaration date. The amount to be paid out as distributions is determined by the Board. Net realized long-term capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and the Company declares, a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares to implement the plan (especially if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market to fulfill its obligations under the plan.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 2. Basis of presentation and significant accounting policies  – (continued)

Transfers of financial assets

Assets related to transactions that do not meet Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing requirements for accounting sale treatment are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any affiliate of the Company).

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

New accounting pronouncement

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements, or ASU 2013-08, containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. ASU 2013-08 did not have a material impact on the Company’s consolidated financial position or disclosures.

Note 3. Related party transactions

Investment Management Agreement

On October 28, 2010, the Company entered into the Investment Management Agreement with the Advisor, which was amended and restated effective July 1, 2014, under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company. Under the terms of the amended and restated Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). The Advisor receives fees for providing services to the Company under the Investment Management Agreement, consisting of two components, a base management fee and an incentive fee.

The base management fee under the Investment Management Agreement through and including June 30, 2014 was calculated at an annual rate of 2.00% of the Company’s gross assets, payable monthly in arrears. As a result of an amendment and restatement of the Investment Management Agreement, the base management fee on and after July 1, 2014 is calculated at an annual rate of 2.00% of (i) the Company’s gross assets, less (ii) assets consisting of cash and cash equivalents, and is payable monthly in arrears. For purposes of

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. During the first six months of the year ended December 31, 2014, the Advisor waived base management fees of $0.2 million, which the Advisor would have otherwise earned on cash held by the Company at the time of calculation. The base management fee payable for both December 31, 2014 and 2013 was $0.4 million. After giving effect of the waiver, the base management fee expense was $4.4 million, $5.2 million and $4.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism, as defined below, is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee up to the Incentive Fee Cap, defined below, even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Commencing with the calendar quarter beginning July 1, 2014, the incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of up to three years and will be expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-back Period”) commenced on July 1, 2014 and will increase by one quarter in length at the end of each of the 12 succeeding calendar quarters, after which time, the Incentive Fee Look-back Period will include the relevant calendar quarter and the 11 preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 3. Related party transactions  – (continued)

Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Advisor in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to certain limitations, which are set forth in the Investment Management Agreement. The Company only pays incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

The performance based incentive fee expense was $2.0 million, $3.3 million and $2.8 million for the years ended December 31, 2014, 2013 and 2012, respectively. The performance based incentive fee payable for December 31, 2014 and 2013 was $0.8 million and $0.9 million, respectively. The entire incentive fee payable for each of the years ended December 31, 2014 and 2013 represented part one of the incentive fee.

Administration Agreement

The Company entered into an administration agreement (the “Administration Agreement”) with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief compliance officer and chief financial officer and their respective staffs. The administrative fee expense was $1.1 million, $1.2 million and $1.1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 4. Investments

Investments, all of which are with portfolio companies in the United States, consisted of the following:

	December 31, 2014		December 31, 2013
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Money market funds	$27	$27	$1,188	$1,188
Restricted investments in money market funds	$2,906	$2,906	$5,951	$5,951
Non-affiliate investments
Debt	$199,564	$199,180	$223,054	$213,754
Warrants	4,815	4,603	5,745	6,036
Other Investments	4,582	300	4,729	400
Equity	877	1,018	782	1,094
Total non-affiliate investments	$209,838	$205,101	$234,310	$221,284

The following table shows the Company’s portfolio investments by industry sector:

	December 31, 2014		December 31, 2013
	Cost	Fair Value	Cost	Fair Value
	(In thousands)
Life Science
Biotechnology	$22,203	$22,586	$17,604	$19,631
Medical Device	23,129	22,462	20,079	14,972
Technology
Communications	18,392	17,973	10,019	9,847
Consumer-Related	6,556	7,228	118	435
Data Storage	4,604	318	4,751	419
Internet and Media	79	188	6,119	6,201
Networking	1,045	1,038	1,025	1,034
Power Management	7	56	14,382	13,101
Semiconductors	30,948	30,824	37,897	37,793
Software	54,482	54,905	67,510	67,869
Cleantech
Alternative Energy	8,283	8,076	12,263	11,840
Consumer-Related	396	396	—	—
Energy Efficiency	4,557	4,487	13,743	11,596
Waste Recycling	—	—	2,294	680
Healthcare Information and Services
Diagnostics	18,593	17,841	12,752	12,203
Other	7,157	7,201	7,384	7,190
Software	9,407	9,522	6,370	6,473
Total non-affiliate investments	$209,838	$205,101	$234,310	$221,284

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms which are engaged at the direction of the Board to assist in the valuation of each portfolio investment lacking a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with 25% (based on fair value) of the Company’s valuation of portfolio companies lacking readily available market quotations subject to review by an independent valuation firm.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by the Board, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded such portfolio investment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value  – (continued)

Cash and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis and are categorized as Level 1 within the fair value hierarchy described above.

Money market funds:  The carrying amounts are valued at their net asset value as of the close of business on the day of valuation. These financial instruments are recorded at fair value on a recurring basis and are categorized as Level 2 within the fair value hierarchy described above as these funds can be redeemed daily.

Debt investments:  For variable rate debt investments which re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values. The fair value of fixed rate debt investments is estimated by discounting the expected future cash flows using the year end rates at which similar debt investments would be made to borrowers with similar credit ratings and for the same remaining maturities. At December 31, 2014 and 2013, the hypothetical market yield used ranged from 9% to 18% and 9% to 25%, respectively. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value measurement. These assets are recorded at fair value on a recurring basis and are categorized as Level 3 within the fair value hierarchy described above.

Under certain circumstances, the Company may use an alternative technique to value debt investments that better reflects its fair value such as the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability.

Warrant investments:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement.
•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on indices of publicly traded companies similar in nature to the underlying company issuing the warrant. A total of seven such indices are used. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value investment.
•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.
•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value measurement.
•	Historical portfolio experience on cancellations and exercises of the Company’s warrants are utilized as the basis for determining the estimated time to exit of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or IPOs, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in significantly higher (lower) fair value measurement.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value  – (continued)

Under certain circumstances the Company may use an alternative technique to value warrants that better reflects the warrants’ fair value, such as an expected settlement of a warrant in the near term or a model that incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described above. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Equity investments:  The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement. The Company has categorized these equity investments as Level 3 with the fair value hierarchy described above. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. Therefore, the Company has categorized these equity investments as Level 1 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Other investments:  Other investments will be valued based on the facts and circumstances of the underlying agreement. The Company currently values one contractual agreement using a multiple probability weighted cash flow model as the contractual future cash flows contain elements of variability. Significant changes in the estimated cash flows and probability weightings would result in a significantly higher or lower fair value measurement. The Company has categorized this other investment as Level 3 within the fair value hierarchy described above. This asset is recorded at fair value on a recurring basis.

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements of its investments as of December 31, 2014 and 2013. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining its fair value measurements.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value  – (continued)

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the year ended December 31, 2014.

December 31, 2014
Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average
	(In thousands, except share data)
Debt investments	$193,937	Discounted Expected Future Cash Flows	Hypothetical Market Yield	9% – 18%	11%
	5,243	Multiple Probability Weighted Cash Flow Model	Probability Weighting	10% – 65%	33%
Warrant investments	3,966	Black-Scholes Valuation Model	Price per share	$0.04 – $63.98	$3.81
			Average Industry Volatility	18%	18%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 5 years	3 years
Other investments	300	Multiple Probability Weighted Cash Flow Model	Discount Rate	25%	25%
			Probability Weighting	100%	100%
Equity investments	222	Market Comparable Companies	Price Per Share	$0.57	$0.57
Total Level 3 investments	$203,668

The following table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the year ended December 31, 2013.

December 31, 2013
Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average
	(In thousands, except share data)
Debt investments	$199,815	Discounted Expected Future Cash Flows	Hypothetical Market Yield	9% – 25%	11%
	13,939	Multiple Probability Weighted Cash Flow Model	Probability Weighting	10% – 100%	67%
Warrant investments	4,579	Black-Scholes Valuation Model	Price per share	$0.0 – $63.98	$3.48
			Average Industry Volatility	19%	19%
			Marketability Discount	20%	20%
			Estimated Time to Exit	1 to 10 years	3 years
Other investments	400	Multiple Probability Weighted Cash Flow Model	Discount Rate	25%	25%
			Probability Weighting	100%	100%
Equity investments	529	Most Recent Equity Investment	Price Per Share	$1.09 – $1.50	$1.17
Total Level 3 investments	$219,262

Borrowings:  The carrying amount of borrowings under the Credit Facilities (as defined in Note 6) approximates fair value due to the variable interest rate of the Credit Facilities and is categorized as Level 2 within the fair value hierarchy described above. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. The fair value of the fixed rate 2019 Notes (as defined in Note 6) is based on the closing public share price on the date of measurement. At December 31, 2014, the 2019 Notes were trading on the New York Stock Exchange for $25.29 per note, or $33.4 million. Therefore, the Company has categorized this borrowing as Level 1 within the fair value hierarchy described above. Based on market quotations on or around December 31, 2014, the Asset-Backed Notes (as defined in Note 6)

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value  – (continued)

were trading at par value, or $38.8 million, and are categorized as Level 3 within the fair value hierarchy described above. These liabilities are not recorded at fair value on a recurring basis.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Therefore, the Company has categorized these instruments as Level 3 within the fair value hierarchy described above.

The following tables detail the assets and liabilities that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2014 and 2013, and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	December 31, 2014
	Total	Level 1	Level 2	Level 3
	(In thousands)
Money market funds	$27	$—	$27	$—
Restricted investments in money market funds	$2,906	$—	$2,906	$—
Debt investments	$199,180	$—	$—	$199,180
Warrant investments	$4,603	$—	$637	$3,966
Other investments	$300	$—	$—	$300
Equity investments	$1,018	$796	$—	$222

	December 31, 2013
	Total	Level 1	Level 2	Level 3
	(In thousands)
Money market funds	$1,188	$—	$1,188	$—
Restricted investments in money market funds	$5,951	$—	$5,951	$—
Debt investments	$213,754	$—	$—	$213,754
Warrant investments	$6,036	$—	$1,457	$4,579
Other investments	$400	$—	$—	$400
Equity investments	$1,094	$565	$—	$529

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2014:

	December 31, 2014
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$213,754	$4,579	$529	$400	$219,262
Purchase of investments	95,323	—	—	—	95,323
Warrants and equity received and classified as Level 3	—	659	—	—	659
Principal payments received on investments	(109,358)	—	—	(147)	(109,505)
Proceeds from sale of investments	—	(1,441)	(2,046)	—	(3,487)

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value  – (continued)

	December 31, 2014
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Net realized (loss) gain on investments	(7,268)	348	(254)	—	(7,174)
Unrealized appreciation (depreciation) included in earnings	8,915	141	(198)	47	8,905
Transfer out of Level 3	—	(320)	(109)	—	(429)
Transfer from debt to equity investments	(2,300)	—	2,300	—	—
Other	114	—	—	—	114
Level 3 assets, end of period	$199,180	$3,966	$222	$300	$203,668

The Company’s transfers between levels are recognized at the end of each reporting period. During the year ended December 31, 2014, there was one transfer between Level 1 and Level 2. The transfer from Level 2 to Level 1 related to the exercise of warrants held in one public portfolio company to purchase equity in such portfolio company. The transfer out of Level 3 relates to warrants held in two portfolio companies and equity held in one portfolio company, with an aggregate fair value of $0.4 million, that were transferred into Level 2 upon the portfolio companies becoming public companies during the period. Because the fair value of warrants and equity held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets, the Company has categorized the warrants and equity as Level 2 within the fair value hierarchy described above as of December 31, 2014. During the year ended December 31, 2014, there was one transfer between debt investments and equity investments. The transfer out of debt investments relates to the settlement of one of the Company’s debt investments for a cash payment of $2.7 million and $2.3 million in newly issued preferred stock of the applicable portfolio company.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2014 includes $0.4 million in unrealized depreciation for debt investments, $0.3 million in unrealized appreciation on warrants and $0.3 million in unrealized depreciation on equity.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2013:

	December 31, 2013
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Level 3 assets, beginning of period	$220,297	$4,914	$526	$2,100	$227,837
Purchase of investments	88,362	—	—	—	88,362
Warrants and equity received and classified as Level 3	—	704	—	—	704
Principal payments received on investments	(87,434)	—	—	(63)	(87,497)
Sales of investments	—	(200)	—	—	(200)
Net realized loss on investments	(6,825)	(171)	—	—	(6,996)

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Fair value  – (continued)

	December 31, 2013
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
	(In thousands)
Unrealized depreciation included in earnings	(1,428)	(552)	(70)	(1,637)	(3,687)
Transfer out of Level 3	—	(116)	—	—	(116)
Transfer from debt to other investments	(73)	—	73	—	—
Other	855	—	—	—	855
Level 3 assets, end of period	$213,754	$4,579	$529	$400	$219,262

The Company’s transfers between levels are recognized at the end of the applicable reporting period. During the year ended December 31, 2013, there were no transfers between Level 1 and Level 2. The transfer out of Level 3 relates to warrants held in one portfolio company, with a value of $0.1 million, that were transferred into Level 2 due to the portfolio company becoming a public company during the year ended December 31, 2013. Because the fair value of warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets, the Company has categorized the warrants as Level 2 within the fair value hierarchy described above as of December 31, 2013.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2013 includes $7.9 million unrealized depreciation on debt investments, $0.4 million unrealized depreciation on warrants, $0.1 million unrealized depreciation on equity and $1.6 million unrealized depreciation on other investments.

The Company discloses fair value information about financial instruments, whether or not recognized in the statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts for 2014 and 2013 have been measured as of the reporting date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

As of December 31, 2014 and 2013, the recorded balances equaled fair values of all the Company’s financial instruments, except for the Company’s 2019 Notes, as previously described.

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change, and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new debt investments and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Borrowings

The following table shows the Company’s borrowings as of December 31, 2014 and 2013:

	December 31, 2014			December 31, 2013
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
	(In thousands)
Asset-Backed Notes	$38,753	$38,753	$—	$79,343	$79,343	$—
Fortress Facility	—	—	—	75,000	10,000	65,000
Key Facility	50,000	10,000	40,000	50,000	—	50,000
2019 Notes	33,000	33,000	—	33,000	33,000	—
Total	$121,753	$81,753	$40,000	$237,343	$122,343	$115,000

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of December 31, 2014, the asset coverage for borrowed amounts was 269%.

On November 4, 2013, the Company renewed and amended the revolving credit facility (referred to herein as the “Key Facility”) which it originally entered into with Wells Fargo Capital Finance LLC and facilitated the assignment of all rights and obligations thereunder to Key Equipment Finance (“Key”). The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $50 million commitment provided by Key. The Key Facility is collateralized by all loans and warrants held by Credit II and permits an advance rate of up to 50% of eligible loans held by Credit II. The Key Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Key Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Key Facility has a three-year revolving period followed by a two-year amortization period and matures on November 4, 2018. The interest rate is based upon the one-month London Interbank Offered Rate (“LIBOR”), plus a spread of 3.25%, with a LIBOR floor of 0.75%. The rate at December 31, 2014 and 2013 was 4.00%. As of December 31, 2014, the Company had borrowing capacity of $40.0 million, of which $35.6 million was available, subject to existing terms and advance rates.

On March 23, 2012, the Company issued and sold an aggregate principal amount of $30 million of 7.375% senior unsecured notes due in 2019 and on April 18, 2012, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $3 million of such notes (collectively, the “2019 Notes”). The 2019 Notes will mature on March 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after March 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes are the Company’s direct unsecured obligations and (i) rank equally in right of payment with the Company’s future senior unsecured indebtedness; (ii) are senior in right of payment to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2019 Notes; (iii) are effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and (iv) are structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. As of December 31, 2014, the Company was in material compliance with the terms of the 2019 Notes. The 2019 Notes are listed on the New York Stock Exchange under the symbol “HTF.”

The Company entered into a term loan facility (the “Fortress Facility” and, together with the Key Facility, the “Credit Facilities”) with Fortress Credit Co LLC (“Fortress”) effective August 23, 2012. The Fortress Facility was collateralized by all loans and warrants held by Credit III. The Fortress Facility

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Borrowings  – (continued)

contained covenants that, among other things, required the Company to maintain a minimum net worth and restricted the loans securing the Fortress Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Fortress Facility, among other things, had a three-year term subject to two one-year extensions with a draw period of up to four years. The Fortress Facility required the payment of an unused line fee in an amount equal to 1.00% of unborrowed amounts available under the facility annually and had an effective advance rate of 66% against eligible loans. The Fortress Facility bore interest based upon the one-month LIBOR plus a spread of 6.00%, with a LIBOR floor of 1.00%. The rate at December 31, 2013 was 7.00%, and the average rate for the period within the year ended December 31, 2013, in which the loan was outstanding, was 7.00%.

Effective June 17, 2014, the Company terminated the Fortress Facility. In connection therewith, a loan and security agreement and other related documents governing the Fortress Facility were also terminated. As such, the Company had no borrowing capacity under the Fortress Facility as of December 31, 2014. Upon termination of the Fortress Facility, the Company accelerated $1.1 million of unamortized debt issuance costs and paid a $0.8 million prepayment fee, which were recorded as interest expense. The Company expects to incur no ongoing obligations or expenses in connection with the termination and prepayment of the Fortress Facility.

On June 28, 2013, the Company completed a $189.3 million securitization of secured loans which it originated. 2013-1 Trust, a wholly owned subsidiary of the Company, issued $90 million in the Asset-Backed Notes, which are rated A2(sf) by Moody’s Investors Service, Inc. The Company is the sponsor, originator and servicer for the transaction. The Asset-Backed Notes bear interest at a fixed rate of 3.00% per annum and have a stated maturity of May 15, 2018.

The Asset-Backed Notes were issued by 2013-1 Trust pursuant to a note purchase agreement (the “Note Purchase Agreement”), dated as of June 28, 2013, by and among the Company, 2013-1 LLC, as trust depositor, 2013-1 Trust and Guggenheim Securities, LLC (“Guggenheim Securities”), as initial purchaser, and are backed by a pool of loans made to certain portfolio companies of the Company (the “Loans”) and secured by certain assets of such portfolio companies. The pool of loans is to be serviced by the Company. In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the Note Purchase Agreement. The Asset-Backed Notes are secured obligations of 2013-1 Trust and are non-recourse to the Company.

As part of the transaction, the Company entered into a sale and contribution agreement, dated as of June 28, 2013 (the “Sale and Contribution Agreement”), with 2013-1 LLC, pursuant to which the Company sold or contributed to 2013-1 LLC certain secured loans made to certain portfolio companies of the Company (the “Loans”). The Company made customary representations, warranties and covenants in the Sale and Contribution Agreement with respect to the Loans as of the date of the transfer of the Loans to 2013-1 LLC. The Company also entered into a sale and servicing agreement, dated as of June 28, 2013 (the “Sale and Servicing Agreement”), with 2013-1 LLC and 2013-1 Trust pursuant to which 2013-1 LLC sold or contributed the Loans to 2013-1 Trust. The Company has made customary representations, warranties and covenants in the Sale and Servicing Agreement. The Company serves as administrator to 2013-1 Trust pursuant to an administration agreement, dated as of June 28, 2013, with 2013-1 Trust, Wilmington Trust, National Association, and U.S. Bank National Association. 2013-1 Trust also entered into an indenture, dated as of June 28, 2013, which governs the Asset-Backed Notes and includes customary covenants and events of default. In addition, 2013-1 LLC entered into an amended and restated trust agreement, dated as of June 28, 2013, which includes customary representations, warranties and covenants. The Asset-Backed Notes were sold through an unregistered private placement to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Borrowings  – (continued)

“Securities Act”), and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who, in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act.

Under the terms of the Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through principal collections from the underlying securitized debt portfolio, which may be used to make monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as restricted investments in money market funds on the Consolidated Statements of Assets and Liabilities. The balance of restricted investments in money market funds was $2.9 million and $6.0 million as of December 31, 2014 and December 31, 2013, respectively.

On June 3, 2013, the Company and Guggenheim Securities entered into a promissory note (the “Promissory Note”) whereby Guggenheim Securities made a term loan to the Company in the aggregate principal amount of $15 million (the “Term Loan”). The Company granted Guggenheim Securities a security interest in all of its assets to secure the Term Loan. On June 28, 2013, the Company used a portion of the proceeds of the private placement of the Asset-Backed Notes to repay all of its outstanding obligations under the Term Loan and the security interest of Guggenheim Securities was released.

The following table shows information about our senior securities as of December 31, 2014, 2013, 2012, 2011 and 2010:

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands, except unit data)
Credit Facilities
2014	$10,000	$22,000	—	N/A
2013	10,000	25,818	—	N/A
2012	56,020	4,177	—	N/A
2011	64,571	3,012	—	N/A
2010	87,425	2,455	—	N/A
2019 Notes
2014	$33,000	$6,667	—	$25.64
2013	33,000	7,824	—	25.70
2012	33,000	7,091	—	25.38
2013-1 Securitization
2014	$38,753	$5,677	—	N/A
2013	79,343	3,254	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the original cost less accumulated depreciation, amortization or impairment of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 6. Borrowings  – (continued)

(3)	The amount which the holder of such class of senior security would be entitled upon the voluntary liquidation of the applicable issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of securities.
(4)	Not applicable to the Company’s Credit Facilities and 2013-1 Securitization because such securities are not registered for public trading.

Note 7. Federal income tax

The Company elected to be treated as a RIC under Subchapter M of the Code and to distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been recorded in the financial statements. Taxable income differs from net increase in net assets resulting from operations primarily due to unrealized appreciation on investments as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase in net assets resulting from operations to taxable income:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
Net increase in net assets resulting from operations	$15,430	$3,508	$3,991
Net unrealized (appreciation) depreciation on investments	(8,289)	2,254	8,113
Other book-tax differences	183	113	869
Capital loss carry forward	3,576	7,509	—
Taxable income before deductions for distributions	$10,900	$13,384	$12,973

The tax characters of distributions paid are as follows:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
Ordinary income	$13,276	$13,171	$12,232
Long-term capital gains	—	52	3,244
Total	$13,276	$13,223	$15,476

The components of undistributed ordinary income earnings (accumulated losses) on a tax basis were as follows:

	As of December 31,
	2014	2013	2012
	(In thousands)
Undistributed ordinary income	$3,963	$6,338	$6,139
Undistributed long-term gain	—	—	52
Unexpiring capital loss carry forward	(11,085)	(7,509)	—
Unrealized depreciation	(4,737)	(13,026)	(10,772)
Other temporary differences	(4,187)	(4,157)	(4,269)
Total	$(16,046)	$(18,354)	$(8,850)

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 7. Federal income tax  – (continued)

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. For the years ended December 31, 2014 and 2013, the Company elected to carry forward taxable income in excess of current year distributions of $4.0 million and $6.1 million, respectively, and recorded at both December 31, 2014 and 2013 an excise tax payable of $0.2 million.

For federal income tax purposes, the tax cost of investments at December 31, 2014 and 2013 was $209.8 million and $234.3 million, respectively. The net unrealized depreciation on investments at December 31, 2014 and 2013 was $4.7 million and $13.0 million, respectively.

Note 8. Financial instruments with off-balance-sheet risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $25.7 million and $9.0 million as of December 31, 2014 and 2013, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. Commitments may also include a financial or non-financial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 9. Concentrations of credit risk

The Company’s debt investments consist primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented 24% and 22% of total debt investments outstanding as of December 31, 2014 and 2013, respectively. No single debt investment represented more than 10% of the total debt investments as of December 31, 2014 or 2013. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large debt investments. Interest income from the five largest debt investments accounted for 20%, 23% and 22% of total interest and fee income on investments for the years ended December 31, 2014, 2013 and 2012, respectively.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 10. Distributions

The Company’s distributions are recorded on the declaration date. The following table summarizes the Company’s distribution activity during the years end December 31, 2014 and 2013:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
			(In thousands, except share data)
Year Ended December 31, 2014
10/31/14	2/19/15	3/16/15	$0.115	$—	—	$—
10/31/14	1/20/15	2/13/15	0.115	1,094	956	13
10/31/14	12/17/14	1/15/15	0.115	1,096	786	11
8/1/14	11/19/14	12/15/14	0.115	1,093	1,099	15
8/1/14	10/20/14	11/17/14	0.115	1,095	850	12
8/1/14	9/18/14	10/15/14	0.115	1,095	901	12
5/1/14	8/19/14	9/15/14	0.115	1,095	812	12
5/1/14	7/21/14	8/15/14	0.115	1,080	2,042	29
5/1/14	6/18/14	7/17/14	0.115	1,093	784	11
3/6/14	5/20/14	6/16/14	0.115	1,091	1,128	15
3/6/14	4/17/14	5/15/14	0.115	1,090	1,174	16
3/6/14	3/19/14	4/15/14	0.115	1,097	644	8
			$1.380	$12,019	11,176	$154
Year Ended December 31, 2013
11/1/13	2/17/14	3/17/14	$0.115	$1,062	3,444	$44
11/1/13	1/20/14	2/14/14	0.115	1,058	3,249	47
11/1/13	12/16/13	1/15/14	0.115	1,061	3,048	44
8/2/13	11/19/13	12/16/13	0.115	1,045	4,225	59
8/2/13	10/17/13	11/15/13	0.115	937	11,851	167
8/2/13	9/18/13	10/15/13	0.115	1,051	3,882	52
5/3/13	8/19/13	9/16/13	0.115	1,057	3,376	46
5/3/13	7/17/13	8/15/13	0.115	1,060	2,980	42
5/3/13	6/20/13	7/15/13	0.115	1,070	2,191	31
3/8/13	5/20/13	6/17/13	0.115	1,086	1,099	15
3/8/13	4/18/13	5/15/13	0.115	1,087	1,035	15
3/8/13	3/20/13	4/15/13	0.115	1,046	3,867	55
			$1.380	$12,620	44,247	$617

On March 6, 2015, the Board declared monthly distributions per share, payable as set forth in the following table.

Record Dates	Payment Date	Distributions Declared
May 20, 2015	June 15, 2015	$0.115
April 20, 2015	May 15, 2015	$0.115
March 20, 2015	April 15, 2015	$0.115

After paying distributions of $1.38 per share and earning $1.11 per share for the year, the Company’s undistributed spillover income as of December 31, 2014 was $0.41 per share. Spillover income includes any ordinary income and net capital gains from the preceding years that were not distributed during such years.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 11. Financial highlights

The following table shows financial highlights for the Company:

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	October 29, 2010 to December 31, 2010
	(In thousands, except share data)
Per share data:
Net asset value at beginning of period	$14.14	$15.15	$17.01	$16.75	$7.15
Net investment income	1.11	1.38	1.41	1.38	0.18
Realized (loss) gain on investments	(0.37)	(0.78)	0.01	0.81	0.08
Unrealized appreciation (depreciation) on investments	0.86	(0.23)	(0.95)	(0.75)	0.19
Net increase in net assets resulting from operations	1.60	0.37	0.47	1.44	0.45
Issuance of common stock and capital contributions	—	—	—	—	9.67
Offering costs	—	—	—	—	(0.30)
Net dilution from issuance of common stock	—	—	(0.28)	—	—
Distributions declared(1)	(1.38)	(1.38)	(2.15)	(1.18)	(0.22)
From net investment income	(1.38)	(1.38)	(1.72)	(0.70)	(0.20)
From net realized gain on investments	—	—	(0.43)	(0.48)	(0.02)
Return of capital	—	—	—	—	—
Other(2)	—	—	0.10	—	—
Net asset value at end of period	$14.36	$14.14	$15.15	$17.01	$16.75
Per share market value, end of period	$13.99	$14.21	$14.92	$16.32	$14.44
Total return based on a market value(3)	8.2%	4.5%	2.5%	21.2%	(8.4)%
Shares outstanding at end of period	9,628,124	9,608,949	9,567,225	7,636,532	7,593,421
Ratios to average net assets:
Expenses without incentive fees(4)	13.3%	11.8%	8.4%	7.9%	9.8	%(5)
Incentive fees	1.5%	2.3%	2.1%	2.3%	2.8	%(5)
Total expenses(4)	14.8%	14.1%	10.5%	10.2%	12.6	%(5)
Net investment income with incentive fees(4)	7.8%	9.2%	8.7%	8.1%	9.0	%(5)
Net assets at the end of the period	$138,248	$135,835	$144,972	$129,884	$127,195

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 11. Financial highlights  – (continued)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	October 29, 2010 to December 31, 2010
	(In thousands, except share data)
Average net asset value	$137,848	$142,327	$137,741	$130,385	$90,205	(5)
Average debt per share	10.68	12.06	7.42	10.26	9.76
Portfolio turnover ratio	46.5%	37.9%	74.0%	59.4%	15.3%

(1)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP due to (i) changes in unrealized appreciation and depreciation, (ii) temporary and permanent differences in income and expense recognition, and (iii) the amount of spillover income carried over from a given year for distribution in the following year. The final determination of taxable income for each tax year, as well as the tax attributes for distributions in such tax year, will be made after the close of the tax year.
(2)	Includes the impact of the different share amounts as a result of calculating per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	The total return equals the change in the ending market value over the beginning of period price per share plus distributions paid per share during the period, divided by the beginning price.
(4)	During the year ended December 31, 2014, the Advisor waived $0.2 million of base management fee and $0.1 million of incentive fee. Had these expenses not been waived, the ratio of expenses without incentive fee to average net assets, the ratio of total expenses to average net assets and the ratio of net investment income with incentive fee to average net assets would have been 13.5%, 15.0% and 7.5%, respectively. During the year ended December 31, 2013, the Advisor waived $0.1 million of management fees. Had this expense not been waived, the ratio of expenses without incentive fees to average net assets, the ratio of total expenses to average net assets and the ratio of net investment income with incentive fees to average net assets would have been 11.9%, 14.3% and 9.1% respectively.
(5)	Annualized.

Note 12. Selected quarterly financial data (unaudited)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(In thousands, except share data)
Total investment income	$7,284	$7,739	$8,697	$7,534
Net investment income	3,196	3,201	1,836	2,484
Net realized and unrealized (loss) gain	(91)	1,559	599	2,646
Net increase in net asset resulting from operations	3,105	4,760	2,435	5,130
Net investment income per share(1)	0.33	0.33	0.19	0.26
Net earnings per share(1)	0.32	0.50	0.25	0.53
Net asset value per share at period end(2)	$14.36	$14.38	$14.23	$14.32

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements

Note 12. Selected quarterly financial data (unaudited)  – (continued)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
	(In thousands, except share data)
Total investment income	$8,776	$8,712	$8,787	$7,368
Net investment income	3,410	3,487	3,601	2,773
Net realized and unrealized (loss) gain	(7,921)	401	(2,453)	210
Net (decrease) increase in net asset resulting from operations	(4,511)	3,888	1,148	2,983
Net investment income per share(1)	0.35	0.36	0.38	0.29
Net (loss) earnings per share(1)	(0.47)	0.41	0.12	0.31
Net asset value per share at period end(2)	$14.14	$14.95	$14.89	$15.12

(1)	Based on weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

$250,000,000

Horizon Technology Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants
and
1,271,144 Shares of Common Stock Offered by the Selling Stockholder

We are a non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We are externally managed by Horizon Technology Finance Management LLC, a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities which we refer to, collectively, as the “Securities.” In addition, the selling stockholder identified under “Selling Stockholder” may offer for resale, from time to time, up to an aggregate of 1,217,414 shares of our common stock under this prospectus. We will not receive any of the proceeds from the sale of shares of our common stock by the selling stockholder. Sales of common stock by the selling stockholder may negatively impact the price of our common stock. We have agreed to bear specific expenses in connection with the registration and sale of the common stock being offered by the selling stockholder.

We and/or the selling stockholder may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (2) to the extent such an offer or sale is approved by a majority of our stockholders and by our board of directors (our “Board”); or (3) under such other circumstances as may be permitted under the 1940 Act or by the Securities and Exchange Commission (the “SEC”). Stockholder approval to offer our shares below net asset value expired on June 27, 2014. We intend to seek further stockholder approval to offer our shares below net asset value in the future. On July 18, 2012, we issued 1,909,000 shares of our common stock at a public offering price that was below net asset value. See “Offerings” for more information. The selling stockholder will not be restricted from selling its shares when the market price is below net asset value.

Our common stock is listed on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “HRZN.” In addition, our 7.375% Senior Notes due 2019 trade on the New York Stock Exchange under the ticker symbol “HTF.” On June 30, 2014, the last reported sale price of a share of our common stock on NASDAQ was $14.62. The net asset value per share of our common stock at March 31, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $14.32. Shares of our common stock sold by the selling stockholder will be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholder, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this public offering. See “Risk Factors — Risks Related to Our Offerings under this Prospectus — Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV, and we cannot assure you that the market price of our common stock will not decline following an offering” on page 44 for more information.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities and should be retained for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at www.horizontechnologyfinancecorp.com and intend to make all of the foregoing information available, free of charge, on or through our website. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling us collect at (860) 676-8654. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities is highly speculative and involves a high degree of risk, and you could lose your entire investment if any of the risks occur. For more information regarding these risks, please see “Risk Factors” beginning on page 19. The individual securities in which we invest will not be rated by any rating agency. If they were, they would be rated as below investment grade or “junk.” Indebtedness of below investment grade quality has predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is July 2, 2014

You should rely only on the information contained in this prospectus or any accompanying supplement to this prospectus. We have not, and the selling stockholder has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholder is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering, and the selling stockholder may offer for resale up to 1,271,414 shares of our common stock. This prospectus provides you with a general description of the securities that we and/or the selling stockholder may offer. Each time we and/or the selling stockholder use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Where You Can Find More Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Horizon Technology Finance Corporation, a Delaware corporation, was formed on March 16, 2010 for the purpose of acquiring, continuing and expanding the business of its wholly-owned subsidiary, Compass Horizon Funding Company LLC, a Delaware limited liability company, which we refer to as “Compass Horizon,” raising capital in its initial public offering, or IPO, and operating as an externally managed BDC under the 1940 Act. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Company” refer to Compass Horizon and its consolidated subsidiary prior to our IPO and to Horizon Technology Finance Corporation and its consolidated subsidiaries after the IPO. The terms “HTFM,” our “Advisor” and our “Administrator” refer to Horizon Technology Finance Management, LLC, a Delaware limited liability company, and, where the context requires, Horizon Technology Finance, LLC, our Advisor’s predecessor.

Our Company

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries, which we refer to collectively as our “Target Industries.” Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans, which we refer to as “Venture Loans,” to companies backed by established venture capital and private equity firms in our Target Industries, which we refer to as “Venture Lending.” We also selectively lend to publicly traded companies in our Target Industries. Venture Lending is typically characterized by (1) the making of a secured loan after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (2) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (3) the relatively rapid amortization of the Venture Loan and (4) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally will not have to pay corporate-level federal income taxes on taxable net investment income plus the excess of our net short-term capital gains over our net long-term capital losses, or investment company taxable income, as well as our net capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution, asset diversification and other requirements.

We are externally managed and advised by our Advisor. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Our Advisor

Our investment activities are managed by our Advisor, and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our diversified portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation by our Advisor, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President. The other senior managers include Christopher M. Mathieu, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer and Daniel S. Devorsetz, our Senior Vice President and Chief Credit Officer.

Our Strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, we expect our Advisor to continue to employ the following core strategies:

•	Structured Investments in the Venture Capital and Private Equity Markets. We make loans to development-stage companies within our Target Industries typically in the form of secured loans. The secured debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current-pay interest and amortization of loan principal and have a senior position to equity in the borrower’s capital structure in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our loans primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the loan upon a default. Only the potential gains from warrants depend upon equity investments exits.
•	“Enterprise Value” Lending. We and our Advisor take an enterprise value approach to the loan structuring and underwriting process. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the applicable portfolio company’s particular technology, service on customer base. We secure our senior or subordinated lien position against the enterprise value of a portfolio company.
•	Creative Products with Attractive Risk-Adjusted Pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include funds for additional development “runways”, funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current-pay interest, commitment fees, end-of-term payments, or ETPs, pre-payment fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ financing requirements while mitigating risk and maximizing returns on our investments.
•	Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.
•	Direct Origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.
•	Disciplined and Balanced Underwriting and Portfolio Management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.
•	Use of Leverage. We use leverage to increase returns on equity through our credit facility provided by Key Equipment Finance, or the Key Facility, through our 7.375% senior notes due 2019, or 2019 Notes and our $189.3 million securitization of secured loans, or 2013-1 Securitization. On June 28, 2013, in connection with the 2013-1 Securitization and the offering of $90 million in aggregate principal amount of a single class of fixed-rate, asset-backed notes, or the Asset-Backed Notes, by Horizon Funding Trust 2013-1, or 2013-1 Trust, a wholly owned subsidiary of ours, we sold and/or contributed to Horizon Funding 2013-1 LLC, also referred to as the Trust Depositor, certain loans made to certain of our portfolio companies, or Trust Loans, which the Trust Depositor in turn sold and/or contributed to the 2013-1 Trust in exchange for 100% of the equity interest in the 2013-1 Trust, cash proceeds and other consideration. Following these transfers, the 2013-1 Trust, and not the Trust Depositor or us, held all of the ownership interest in the Trust Loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information about the Key Facility, 2013-1 Securitization and 2019 Notes. In addition, we may issue additional debt securities or preferred stock in one or more series in the future, the specific terms of which will be described in the particular prospectus supplement relating to that series. See “Description of Debt Securities That We May Issue” and “Description of Preferred Stock That We May Issue” for additional information about the debt securities or preferred stock we may issue.

Market Opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include, but are not limited to, communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include, but are not limited to, biotechnology, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include, but are not limited to, diagnostics, medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include, but are not limited to, alternative energy, water purification, energy efficiency, green building materials and waste recycling. We refer to all of these companies as “technology-related” companies and intend, under normal market conditions, to invest at least 80% of the value of our total assets in such businesses.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the high degree of risk associated with lending to development-stage companies. Potential benefits include:

•	interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions;

•	the loan support provided by cash proceeds from equity capital invested by venture capital and private equity firms;
•	relatively rapid amortization of loans;
•	senior ranking to equity and collateralization of loans to minimize potential loss of capital; and
•	potential equity appreciation through warrants.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as it:

•	is typically less dilutive to the equity holders than additional equity financing;
•	extends the time period during which a portfolio company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and
•	allows portfolio companies to better match cash sources with uses.

Competitive Strengths

We believe that we, together with our Advisor, possess significant competitive strengths, including:

•	Consistently Execute Commitments and Close Transactions. Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and managing Venture Loans. Our Advisor and its predecessor have directly originated, underwritten and managed more than 170 Venture Loans with an aggregate original principal amount over $1.1 billion since operations commenced in 2004.
•	Robust Direct Origination Capabilities. Our Advisor’s managing directors each have significant experience originating Venture Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and an extensive base of transaction sources and references.
•	Highly Experienced and Cohesive Management Team. Our Advisor has had the same senior management team of experienced professionals since its inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.
•	Relationships with Venture Capital and Private Equity Investors. Our Advisor has developed strong relationships with venture capital and private equity firms and their partners.
•	Well-Known Brand Name. Our Advisor has originated Venture Loans to more than 170 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms.

Our Portfolio

From our inception and through March 31, 2014, we funded 105 portfolio companies and invested $583.2 million in loans (including 57 loans, in the amount $234.7 million, that have been repaid). As of March 31, 2014, our total debt investment portfolio consisted of 48 loans which totaled $217.9 million. Of these loans, 68.6% were held through our 2013-1 Securitization, which as of March 31, 2014 totaled $149.5 million. As of March 31, 2014, our net assets were $137.8 million. All of our existing loans are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The loans in our loan portfolio are generally not rated by any rating agency. If the individual loans in our portfolio were rated, they would be rated below “investment grade” because they are subject to many risks, including volatility, intense competition, short product life cycles and periodic downturns.

For the quarter ended March 31, 2014, our loan portfolio had a dollar-weighted average annualized yield of 13.6% (excluding any yield from warrants). The warrants we receive from time to time when making loans to portfolio companies are excluded from the calculation of our dollar-weighted average annualized yield because such warrants do not generate any yield since we do not receive dividends or other payments in respect of our outstanding warrants. The dollar-weighted average annualized yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors. As of March 31, 2014, our loan portfolio had a dollar-weighted average term of 42 months from inception and a dollar-weighted average remaining term of 28 months. In addition, we held warrants to purchase either common stock or preferred stock in 74 portfolio companies. As of March 31, 2014, substantially all of our loans had an original committed principal amount of between $2 million and $15 million, repayment terms of between 33 and 48 months and bore current pay interest at annual interest rates of between 9% and 13%.

Risk Factors

The values of our assets, as well as the market price of our shares, fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

•	We have a limited operating history and may not be able to achieve our investment objective or generate sufficient revenue to make or sustain distributions to our stockholders and your investment in us could decline substantially;
•	We and our Advisor have limited experience operating under the constraints imposed on a BDC or managing an investment company, which may affect our ability to manage our business and impair your ability to assess our prospects;
•	We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel;
•	We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline;
•	If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax;
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital, which may expose us to additional risks;
•	We have not yet identified many of the potential investment opportunities for our portfolio that we will invest in with the proceeds of an offering under this registration statement;
•	If our investments do not meet our performance expectations, you may not receive distributions;
•	Most of our portfolio companies will need additional capital, which may not be readily available;
•	Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition;
•	Our investment strategy focuses on investments in development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and would be rated below “investment grade”;
•	We cannot assure you that the market price of shares of our common stock will not decline following an offering;
•	Subsequent sales in the public market of substantial amounts of our common stock by the selling stockholder may have an adverse effect on the market price of our common stock and the registration of a substantial amount of insider shares, whether or not actually sold, may have a negative impact on the market price of our common stock;
•	Our common stock price may be volatile and may decrease substantially;
•	We may allocate the net proceeds from an offering in ways with which you may not agree;

•	Your interest in us may be diluted if you do not fully exercise subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares;
•	Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering;
•	If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material;
•	There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time, and that a portion of distributions paid to you may be a return of capital;
•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering;
•	Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan;
•	The trading market or market value of publicly issued debt securities that we may issue may fluctuate;
•	The securities in which we invest generally will have no market price and we value them based on estimates. Our valuations are inherently uncertain and may differ materially from the values that would be assessed if a ready market for these securities existed;
•	Terms relating to redemption may materially adversely affect return on any debt securities that we may issue;
•	Credit ratings provided by third party credit rating agencies may not reflect all risks of an investment in any debt securities that we may issue;
•	Shares of our common stock sold by the selling stockholder will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholder, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock;
•	If we are unable to comply with the covenants or restrictions in the Key Facility, make payments when due thereunder or make payments pursuant to our 2019 Notes and the 2013-1 Securitization, our business could be materially adversely affected;
•	We are subject to certain risks as a result of our interests in connection with the 2013-1 Securitization and our equity interest in the 2013-1 Trust;
•	An event of default in connection with the 2013-1 Securitization could give rise to a cross-default under our other material indebtedness;
•	We may not receive cash distributions in respect of our indirect ownership interest in the 2013-1 Trust;
•	The interests of the holders of the Asset-Backed Notes, or the Noteholders, may not be aligned with our interests;
•	Certain events related to the performance of Trust Loans could lead to the acceleration of principal payments on the Asset-Backed Notes; and
•	We have certain repurchase obligations with respect to the Trust Loans transferred in connection with the 2013-1 Securitization.

See “Risk Factors” beginning on page 19 and the other information included in this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our securities.

Company Information

Our administrative and executive offices and those of our Advisor are located at 312 Farmington Avenue, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. Our corporate website is located at www.horizontechnologyfinancecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

OFFERINGS

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. Any debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The selling stockholder may offer, from time to time, up to 1,271,414 shares of our common stock for resale at prices and on terms to be set forth in one or more supplements to this prospectus.

We and/or the selling stockholder may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We and/or the selling stockholder may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of proceeds
We intend to use the net proceeds from selling our securities to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for working capital and general corporate purposes. We will not receive any proceeds from the sale of our common stock by the selling stockholder.
Listing
Our common stock is traded on NASDAQ under the symbol “HRZN.” Our 7.375% Senior Notes due 2019 trade on the New York Stock Exchange, or NYSE, under the ticker symbol “HTF.”
Dividends and Distributions
We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), maintenance of RIC status and such other factors as our Board may deem relevant from time to time.
To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.
Taxation
We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any investment company taxable income and net capital gains that we distribute to our stockholders as distributions. To maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our investment company taxable income.
Leverage
We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
Dividend Reinvestment Plan
We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically opt out of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Sales of Common Stock Below Net Asset Value
In the event we offer common stock or warrants or rights to acquire such common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (2) to the extent such an offer or sale is approved by a majority of our stockholders and our Board; or (3) under such other circumstances as may be permitted under the 1940 Act or by the SEC. For purposes of (2) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy; or (ii) 50% of our outstanding voting securities, whichever is less. On July 18, 2012, we issued 1,909,000 shares of our common stock at a public offering price of $16.20 per share. At the time of the offering, the most recently determined net asset value per share of our common stock was $16.73. Restrictions on selling below net asset value are not applicable to the selling stockholder. We have sought approval in prior years to sell our common stock below net asset value and may do so again.
Selling Stockholder
The selling stockholder is Compass Horizon Partners, LP. Prior to completion of our IPO, the owners of membership interests in Compass Horizon, including Compass Horizon Partners, LP, exchanged their membership interests for shares of our common stock and we entered into a registration rights agreement with respect to those shares. Pursuant to the terms of the registration rights agreement, we have agreed to bear specific expenses of the selling stockholder in connection with the registration and sale of such shares. All contractual lock-ups and other restrictions applicable to sales by insiders have expired.
Once the shares of the selling stockholder are sold under this registration statement, the shares will be freely tradable in the hands of persons other than our affiliates. See “Certain Relationships and Related Transactions” and “Shares Eligible for Future Sale.”
Certain Anti-Takeover Provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Common Stock That We May Issue.”
Investment Management Agreement
We have entered into an investment management agreement (the “Investment Management Agreement”) with our Advisor, under which our Advisor, subject to the overall supervision of our Board, manages our day-to-day operations and provides investment advisory services to us. For providing these services, our Advisor receives a base management fee from us, paid monthly in arrears, at an annual rate of 2% of our gross assets, including any assets acquired with the proceeds of leverage. The Investment Management Agreement also provides that our Advisor may be entitled to an incentive fee under certain circumstances. The incentive fee has two parts, which are independent of each other, with the result that one part may be payable even if the other is not. Under the first part, we will pay our Advisor each quarter 20% of the amount by which our accrued net income for the quarter after expenses and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation for the quarter exceeds 1.75% (which is 7% annualized) of our average net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” feature. Under the second part of the incentive fee, we will pay our Advisor at the end of each calendar year 20% of our realized capital gains from inception through the end of that year, computed net of all realized capital losses and all unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is not subject to any minimum return to stockholders. The Investment Management Agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Management and Administration Agreements — Investment Management Agreement.”
Administration Agreement
We reimburse our Administrator for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement (the “Administration Agreement”), including furnishing rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer and their respective staffs. See “Investment Management and Administration Agreements — Administration Agreement.”
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032 or by calling us at (860) 676-8654. We intend to provide much of the same information on our website at www.horizontechnologyfinancecorp.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)%
Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)(4)
Base Management Fee	3.98	%(5)
Incentive Fee Payable Under the Investment Management Agreement	2.17	%(6)
Interest Payments on Borrowed Funds	5.09	%(7)
Other Expenses (estimated for the current fiscal year)	2.61	%(8)
Acquired Fund Fees and Expenses	0.01	%(9)
Total Annual Expenses (estimated)	13.86	%(5)(10)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by the Company.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses” in the table. See “Dividend Reinvestment Plan.”
(4)	Net Assets Attributable to Common Stock equals estimated average net assets for the current fiscal year and is based on our net assets at March 31, 2014.
(5)	Our base management fee under the Investment Management Agreement is based on our gross assets, which includes assets acquired using leverage, including any leverage incurred under this prospectus, and is payable monthly in arrears. The management fee referenced in the table above is based on our gross assets of $262 million as of March 31, 2014 and includes $20 million of assets estimated to be acquired in the current fiscal year using leverage. See “Investment Management and Administration Agreements — Investment Management Agreement.”
(6)	Our incentive fee payable under the Investment Management Agreement consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 1.75% quarterly (7% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash.

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Management and Administration Agreements — Investment Management Agreement.”

The incentive payable to our Advisor represents our estimated annual expense incurred under the first part of the incentive fee payable under the Investment Management Agreement over the next twelve months. As of March 31, 2014, our cumulative realized capital gains and unrealized capital appreciation did not exceed our cumulative realized capital losses and unrealized capital depreciation. Given our strategy of investing primarily in Venture Loans, which are fixed-income assets, we believe it is unlikely that our cumulative realized capital gains and unrealized capital appreciation will exceed our cumulative realized capital losses and unrealized capital depreciation in the next twelve months. Consequently, we do not expect to incur any Incentive Fee Capital Gains during the next twelve months. As we cannot predict the occurrence of any capital gains from the portfolio, we have assumed no Incentive Fee Capital Gains.

(7)	Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases in debt levels over the next twelve months.
(8)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Investment Management and Administration Agreements — Administration Agreement.” “Other Expenses” are based on estimated amounts to be incurred on an annual basis.
(9)	Amount reflects our estimated expenses of the temporary investment of offering proceeds in money market funds pending our investment of such proceeds in portfolio companies in accordance with the investment objective and strategies described in this prospectus.
(10)	“Total Annual Expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$132,46	$363.21	$554.89	$903.82

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. See “Investment Management and Administration Agreements — Investment Management Agreement — Examples of Incentive Fee Calculation” for additional information regarding the calculation of incentive fees. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of Horizon Technology Finance Corporation as of December 31, 2013, 2012, 2011, 2010 and 2009, and for the years ended December 31, 2013, 2012 and 2011, the period from October 29, 2010 to December 31, 2010, the period from January 1, 2010 to October 28, 2010 and the year ended December 31, 2009 are derived from the consolidated financial statements that have been audited by McGladrey LLP, an independent registered public accounting firm. These selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Interim financial information for the three months ended March 31, 2014 and 2013 is derived from our unaudited consolidated financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. These selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” For the periods prior to October 29, 2010, the financial data refers to Compass Horizon Funding Company LLC.

	Post-IPO as a Business Development Company						Pre-IPO Prior to becoming a Business Development Company
(In thousands, except per share data)	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	October 29, 2010 to December 31, 2010	January 1, 2010 to October 28, 2010	Year Ended December 31, 2009
Statement of Operations Data:
Total investment income	$7,534	$7,368	$33,643	$26,664	$24,054	$3,251	$14,956	$15,326
Base management fee	1,205	1,241	5,209	4,208	4,192	668	2,019	2,202
Performance based incentive fee	406	693	3,318	2,847	3,013	414	—	—
All other expenses	3,399	2,661	11,605	7,382	6,127	810	3,912	4,567
Net investment income before excise tax	2,524	2,773	13,511	12,227	10,722	1,359	9,025	8,557
Provision for excise tax	(40)	—	(240)	(231)	(211)	—	—	—
Net investment income	2,484	2,773	13,271	11,996	10,511	1,359	9,025	8,557
Net realized (loss) gain on investments	(5,884)	(210)	(7,509)	108	6,316	611	69	138
Provision for excise tax	—	—	—	—	(129)	—	—	—
Net unrealized (depreciation) appreciation on investments	8,530	420	(2,254)	(8,113)	(5,702)	1,449	1,481	892
Credit (provision) for loan losses	—	—	—	—	—	—	739	(274)
Net increase in net assets resulting from operations	$5,130	$2,983	$3,508	$3,991	$10,996	$3,419	$11,314	$9,313
Per Share Data:
Net asset value	$14.32	$15.12	$14.14	$15.15	$17.01	$16.75	N/A	N/A
Net investment income	0.26	0.29	1.38	1.41	1.38	0.18	N/A	N/A
Net realized (loss) gain on investments	(0.61)	(0.02)	(0.78)	0.01	0.81	0.08	N/A	N/A
Net change in unrealized appreciation (depreciation) on investments	0.88	0.04	(0.23)	(0.95)	(0.75)	0.19	N/A	N/A
Net increase in net assets resulting from operations	0.53	0.31	0.37	0.47	1.44	0.45	N/A	N/A
Per share distributions declared	0.345	0.345	1.38	2.15	1.18	0.22	N/A	N/A
Dollar amount of distributions declared	$3,318	$3,303	$13,236	$18,777	$8,983	$1,662	N/A	N/A

	Post-IPO as a Business Development Company						Pre-IPO Prior to becoming a Business Development Company
(In thousands, except per share data)	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	October 29, 2010 to December 31, 2010	January 1, 2010 to October 28, 2010	Year Ended December 31, 2009
Statement of Assets and Liabilities Data at Period End:
Investments, at fair value/book value	$228,560	$247,781	$221,284	$228,613	$178,013	$136,810	N/A	$111,954
Other assets	33,582	12,354	42,453	11,045	19,798	79,395	N/A	12,914
Total assets	262,142	260,135	263,737	239,658	197,811	216,205	N/A	124,868
Long-term obligations	119,405	110,037	122,343	89,020	64,571	87,425	N/A	64,166
Total liabilities	124,362	115,375	127,902	94,686	67,927	89,010	N/A	65,375
Total net assets/members’ capital	$137,780	$144,760	$135,835	$144,972	$129,884	$127,195	N/A	$59,493
Other data:
Weighted average annualized yield on income producing investments at fair value	13.6%	12.8%	14.4%	14.2%	14.6%	14.6%	N/A	13.9%
Number of portfolio companies at period end	48	49	49	45	38	32	32	32

SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following tables set forth certain quarterly financial information for each of the thirteen quarters ending with the quarter ended March 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

(Dollar amounts in thousands, except per share data)	Three Months Ended March 31, 2014
Total investment income	$7,534
Net investment income	$2,484
Net realized and unrealized gain	$2,646
Net increase in net assets resulting from operations	$5,130
Earnings per share(1)	$0.26
Net asset value per share at the end of the quarter(2)	$14.32

	2013
	Q4	Q3	Q2	Q1
	(Dollar amounts in thousands, except per share data)
Total investment income	$8,776	$8,712	$8,787	$7,368
Net investment income	$3,410	$3,487	$3,601	$2,773
Net realized and unrealized (loss) gain	$(7,921)	$401	$(2,453)	$210
Net (decrease) increase in net assets resulting from operations	$(4,511)	$3,888	$1,148	$2,983
Earnings (loss) per share(1)	$(0.47)	$0.41	$0.12	$0.31
Net asset value per share at the end of the quarter(2)	$14.14	$14.95	$14.89	$15.12

	2012
	Q4	Q3	Q2	Q1
	(Dollar amounts in thousands, except per share data)
Total investment income	$7,938	$6,619	$5,482	$6,625
Net investment income	$3,417	$2,969	$2,258	$3,352
Net realized and unrealized (loss) gain	$(7,827)	$677	$(42)	$(813)
Net (decrease) increase in net assets resulting from operations	$(4,410)	$3,646	$2,216	$2,539
Earnings (loss) per share(1)	$(0.46)	$0.40	$0.29	$0.33
Net asset value per share at the end of the quarter(2)	$15.15	$16.41	$16.73	$16.89

	2011
	Q4	Q3	Q2	Q1
	(Dollar amounts in thousands, except per share data)
Total investment income	$6,183	$6,441	$5,970	$5,460
Net investment income	$3,310	$2,993	$1,980	$2,228
Net realized and unrealized (loss) gain	$(2,524)	$(234)	$1,843	$1,400
Net increase in net assets resulting from operations	$786	$2,759	$3,823	$3,628
Earnings per share(1)	$0.10	$0.36	$0.50	$0.48
Net asset value per share at the end of the quarter(2)	$17.01	$17.36	$17.40	$17.23

(1)	Based on the weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

Risk Factors

Investing in our securities involves a high degree of risk. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value, or NAV, per share and the trading price of our common stock could decline, and you may lose part or all of your investment.

Risks Related to Our Business and Structure

We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel.

We depend on the members of our Advisor’s senior management, particularly Mr. Pomeroy, our Chairman and Chief Executive Officer, and Mr. Michaud, our President, as well as other key personnel for the identification, evaluation, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan to originate Venture Loans in our Target Industries. Our future success depends on the continued service of Mr. Pomeroy and Mr. Michaud as well as the other senior members of our Advisor’s management team. If our Advisor were to lose the services of either Mr. Pomeroy or Mr. Michaud or any of the other senior members of our Advisor’s management team, we may not be able to operate our business as we expect, and our ability to compete could be harmed, either of which could cause our business, results of operations or financial condition to suffer. In addition, if more than one of Mr. Pomeroy, Mr. Michaud or Mr. Mathieu, our Chief Financial Officer, cease to be actively involved with us or our Advisor, and are not replaced by individuals satisfactory to Key Equipment Finance, or Key, within 90 days, Key could, absent a waiver or cure, demand repayment of any outstanding obligations under the Key Facility. Our future success also depends, in part, on our Advisor’s ability to identify, attract and retain sufficient numbers of highly skilled employees. Absent exemptive or other relief granted by the SEC and for so long as we remain externally managed, the 1940 Act prevents us from granting options to our employees and adopting a profit sharing plan, which may make it more difficult for us to attract and retain highly skilled employees. If we are not successful in identifying, attracting and retaining these employees, we may not be able to operate our business as we expect. In addition, our Advisor may in the future manage investment funds with investment objectives similar to ours thereby diverting the time and attention of its investment professionals that we rely on to implement our business plan.

Our Advisor may change or be restructured.

We cannot assure you that the Advisor will remain our investment advisor or that we will continue to have access to our Advisor’s investment professionals or its relationships. We would be required to obtain shareholder approval for a new investment management agreement in the event that (1) the Advisor resigns as our investment advisor or (2) a change of control or deemed change of control of the Advisor occurs. We cannot provide assurance that a new investment management agreement or new advisor would provide the same or equivalent services on the same or on as favorable of terms as the Investment Management Agreement or the Advisor.

We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.

We compete for investments with a number of investment funds and other BDCs, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable these competitors to make commercial loans with interest rates that are comparable to, or lower than, the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships than us and build their market shares. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or that the Code imposes on us as a RIC. If we are not able to compete effectively, we may not be able to identify and take advantage of attractive investment opportunities that we identify and may not be able to fully invest our available capital. If this occurs, our business, financial condition and results of operations could be materially adversely affected.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Leverage is generally considered a speculative investment technique, and we intend to continue to borrow money as part of our business plan. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders. Such senior debt securities include those under the Key Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Liquidity and Capital Resources.” Lenders of senior debt securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the NAV attributable to our common stock to increase more sharply than it would have had we not leveraged. However, any decrease in our income would cause net income to decline more sharply than it would have had we not leveraged. This decline could adversely affect our ability to make common stock distribution payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or unable to do so at a favorable price in the event we need to do so, if we are unable to refinance any indebtedness upon maturity, and, as a result, we may suffer losses.

Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as our Advisor’s management fee is payable to our Advisor based on our gross assets, including those assets acquired through the use of leverage, our Advisor may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, holders of our common stock bear the burden of any increase in our expenses, as a result of leverage, including any increase in the management fee payable to our Advisor.

In addition to the leverage described above, we have securitized a large portion of our loans to generate cash for funding new investments and may seek to securitize additional loans in the future. To securitize additional loans in the future, we may create a wholly-owned subsidiary and sell and/or contribute a pool of loans to such subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers, who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain all or a portion of the equity in any such securitized pool of loans. An inability to securitize part of our loan portfolio in the future could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, certain types of securitization transactions may expose us to greater risk of loss than would other types of financing.

Illustration:  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	-23.71%	-14.21%	-4.72%	4.77%	14.27%

(1)	Assumes $262 million in total assets, $119 million in outstanding debt, $138 million in net assets, and an average cost of borrowed funds of 5.47% at March 31, 2014. Actual interest payments may be different.

Based on our outstanding indebtedness of $119 million as of March 31, 2014 and the average cost of borrowed funds of 5.47% as of that date, our investment portfolio would have been required to experience an annual return of at least 2.94% to cover annual interest payments on the outstanding debt.

If we are unable to comply with the covenants or restrictions in the Key Facility, make payments when due thereunder or make payments pursuant to our 2019 Notes and 2013-1 Securitization, our business could be materially adversely affected.

The Key Facility is secured by a lien on the assets of our wholly owned subsidiary, Horizon Credit II LLC, or Credit II. The breach of certain of the covenants or restrictions or our failure to make payments when due under the Key Facility, unless cured within the applicable grace period, would result in a default under the Key Facility that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness and the lenders may exercise rights available to them, including, without limitation, to the extent permitted under applicable law, the seizure of such assets without adjudication.

The Key Facility also requires Credit II and our Advisor to comply with various financial covenants, including, among other covenants, maintenance by our Advisor of a minimum tangible net worth and limitations on the value of, and modifications to, the loan collateral that secures the Key Facility. Complying with these restrictions may prevent us from taking actions that we believe would help us to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions, meet extraordinary capital needs or otherwise restrict corporate activities, and could result in our failing to qualify as a RIC resulting in our becoming subject to corporate-level income tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information regarding our credit arrangements.

An event of default or acceleration under the Key Facility could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the Key Facility, 2019 Notes or 2013-1 Securitization if for any reason we are unable to comply with the terms of the Key Facility, and we may not be able to refinance the Key Facility on terms acceptable to us, or at all.

Our 2019 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

Our 2019 Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the 2019 Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2019 Notes.

Our 2019 Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

Our 2019 Notes are obligations exclusively of Horizon Technology Finance Corporation, and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the 2019 Notes and the 2019 Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the 2019 Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2019 Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims are effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the 2019 Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of March 31, 2014, we had $76.4 million of outstanding borrowings under our 2013-1 Securitization, and $10.0 million of outstanding borrowings under our Fortress Facility.

In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2019 Notes.

The indenture under which our 2019 Notes are issued contains limited protection for holders of our 2019 Notes.

The indenture under which the 2019 Notes are issued offers limited protection to holders of the 2019 Notes. The terms of the indenture and the 2019 Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on investments in the 2019 Notes. In particular, the terms of the indenture and the 2019 Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2019 Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2019 Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the 2019 Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the 2019 Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(l)(A) as modified by Section 61(a)(l) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);
•	pay dividends on, or purchase or redeem or make any payments in respect of capital stock or other securities ranking junior in right of payment to the 2019 Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(I)(13) as modified by Section 61(a)(l) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock unless our asset coverage, as defined in the 1940 Act, equals at least 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the 2019 Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the 2019 Notes do not protect holders of the 2019 Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2019 Notes may have important consequences for holders of the 2019 Notes, including making it more difficult for us to satisfy our obligations with respect to the 2019 Notes or negatively affecting the trading value of the 2019 Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the 2019 Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the 2019 Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2019 Notes.

An active trading market for our 2019 Notes may not exist, which could limit holders’ ability to sell our 2019 Notes or affect the market price of the 2019 Notes.

The 2019 Notes are listed on the NYSE under the symbol “HTF”. However, we cannot provide any assurances that an active trading market for the 2019 Notes will exist in the future or that you will be able to sell your 2019 Notes. Even if an active trading market does exist, the 2019 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for the 2019 Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the 2019 Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our 2019 Notes.

Any default under the agreements governing our indebtedness, including a default under the Key Facility or the 2013-1 Securitization, or other indebtedness to which we may be a party that is not waived by the required lenders or holders thereunder, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the 2019 Notes and substantially decrease the market value of the 2019 Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Key Facility and our 2013-1 Securitization or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Key Facility and our 2013-1 Securitization or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Key Facility and our 2013-1 Securitization or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Key Facility and our 2013-1 Securitization, could proceed against the collateral securing the debt. Because the Key Facility and our 2013-1 Securitization have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We are subject to certain risks as a result of our interests in connection with the 2013-1 Securitization and our equity interest in the 2013-1 Trust.

On June 28, 2013, in connection with the 2013-1 Securitization and the offering of the Asset-Backed Notes by the 2013-1 Trust, we sold and/or contributed to the Trust Depositor certain Trust Loans which the Trust Depositor in turn sold and/or contributed to the 2013-1 Trust in exchange for 100% of the equity interest in the 2013-1 Trust, cash proceeds and other consideration. Following these transfers, the 2013-1 Trust, and not the Trust Depositor or us, held all of the ownership interest in the Trust Loans.

As a result of the 2013-1 Securitization, we hold, indirectly through the Trust Depositor, 100% of the equity interest of the 2013-1 Trust. As a result, we consolidate the financial statements of the Trust Depositor and the 2013-1 Trust, as well as our other subsidiaries, in our consolidated financial statements. Because each of the Trust Depositor and the 2013-1 Trust is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to the Trust Depositor, and by the Trust Depositor to the 2013-1 Trust, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. Further, a failure of the 2013-1 Trust to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the 2013-1 Securitization, upon which the trustee under the 2013-1 Securitization, or the Trustee, may and will at the direction of a supermajority of the Noteholders declare the Asset-Backed Notes to be immediately due and payable and exercise remedies under the indenture, including (i) institute proceedings for the collection of all amounts then payable on the Asset-Backed Notes or under the indenture, enforce any judgment obtained, and collect from the 2013-1 Trust and any other obligor upon the Asset-Backed Notes monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the indenture with respect to the property of the 2013-1 Trust; (iii) exercise any remedies as a secured party under the relevant provisions of the applicable jurisdiction’s Uniform Commercial Code, or UCC, and take other appropriate action under applicable law to protect and enforce the rights and remedies of the Trustee and the Noteholders; or (iv) sell the property of the 2013-1 Trust or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with the 2013-1 Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with the 2013-1 Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We may not receive cash distributions in respect of our indirect ownership interest in the 2013-1 Trust.

Apart from fees payable to us in connection with our role as servicer of the Trust Loans and the reimbursement of related amounts under the 2013-1 Securitization documents, we receive cash in connection with the 2013-1 Securitization only to the extent that the Trust Depositor receives payments in respect of its equity interest in the 2013-1 Trust. The holder of the equity interest in the 2013-1 Trust is the residual claimant on distributions, if any, made by the 2013-1 Trust after the Noteholders and other claimants have been paid in full on each payment date or upon maturity of the Asset-Backed Notes, subject to the priority of payment provisions under the 2013-1 Securitization documents. To the extent that the value of the 2013-1 Trust’s portfolio of Trust Loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted Trust Loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the Trust Loans, or for any other reason, the ability of the 2013-1 Trust to make cash distributions in respect of the Trust Depositor’s equity interest would be negatively affected and consequently, the value of the equity interest in the 2013-1 Trust would also be reduced. In the event that we fail to receive cash indirectly from the 2013-1 Trust, we could be unable to make distributions, if at all, in amounts sufficient to maintain our status as a RIC.

The interests of the Noteholders may not be aligned with our interests.

The Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interest in the 2013-1 Trust, as residual claimant in respect of distributions, if any, made by the 2013-1 Trust. As such, there are circumstances in which the interests of the Noteholders may not be aligned with the interests of the holder of the equity interest in the 2013-1 Trust. For example, under the terms of the documents governing the 2013-1 Securitization, the Noteholders have the right to receive payments of principal and interest prior to the holder of the equity interest in the 2013-1 Trust.

For as long as the Asset-Backed Notes remain outstanding, the Noteholders have the right to act in certain circumstances with respect to the Trust Loans in ways that may benefit their interests but not the interests of holder of the equity interest in the 2013-1 Trust, including by exercising remedies under the documents governing the 2013-1 Securitization.

If an event of default occurs, the Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the 2013-1 Securitization. For example, upon the occurrence of an event of default with respect to the Asset-Backed Notes, the Trustee may and will at the direction of the holders of a supermajority of the Asset-Backed Notes declare the principal, together with any accrued interest, of the Asset-Backed Note to be immediately due and payable. This would have the effect of accelerating the principal on such Asset-Backed Note, triggering a repayment obligation on the part of the 2013-1 Trust. The Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution is made to the holder of the equity interest in 2013-1 Trust. There can be no assurance that there will be sufficient funds through collections on the Trust Loans or through the proceeds of the sale of the Trust Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the Asset-Backed Notes, or to make any payment distribution to holder of the equity interest in the 2013-1 Trust.

Remedies pursued by the Noteholders could be adverse to our interests as the indirect holder of the equity interest in the 2013-1 Trust. The Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the Noteholders will be consistent with the best interests of the Trust Depositor or that we will receive, indirectly through the Trust Depositor, any payments or distributions upon an acceleration of the Asset-Backed Notes. Any failure of the 2013-1 Trust to make distributions in respect of the equity interest that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

Certain events related to the performance of Trust Loans could lead to the acceleration of principal payments on the Asset-Backed Notes.

The following constitute rapid amortization events, or Rapid Amortization Events, under the documents governing the 2013-1 Securitization: (i) the aggregate outstanding principal balance of all delinquent Trust Loans, and restructured Trust Loans that would constitute delinquent Trust Loans had such Trust Loans not become restructured Trust Loans, exceeds ten percent (10%) of the aggregate outstanding principal balance of the Trust Loans for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted Trust Loans exceeds five percent (5%) of the initial aggregate outstanding principal balance of the Trust Loans determined as of June 28, 2013 for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the Asset-Backed Notes exceeds the borrowing base (which is a percentage of the outstanding principal balance of the Trust Loans less defaulted, delinquent, ineligible, and certain restructured Trust Loans and Trust Loans to issuers that exceed given thresholds) for a period of three consecutive months; (iv) the 2013-1 Trust’s pool of Trust Loans contains Trust Loans to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the 2013-1 Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payment provisions under the documents governing the 2013-1 Securitization, principal collections on the Trust Loans will be used to make accelerated payments of principal on the Asset-Backed Notes until the payment of principal balance of the Asset-Backed Notes is reduced to zero. Such an event could delay, reduce or eliminate the ability of the 2013-1 Trust to make payments or distributions in respect of the equity interest that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We have certain repurchase obligations with respect to the Trust Loans transferred in connection with the 2013-1 Securitization.

As part of the 2013-1 Securitization, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any Loan (or participation interest therein) which was sold to the 2013-1 Trust in breach of certain customary representations and warranties made by us or by the Trust Depositor with respect to such Loan or the legal structure of the 2013-1 Securitization. To the extent that there is such a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, the Trustee may, on behalf of the 2013-1 Trust, bring an action against us to enforce these repurchase obligations.

Because we distribute all or substantially all of our investment company taxable income to our stockholders, we will need additional capital to finance our growth, if any. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

To satisfy the requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or to avoid payment of corporate-level federal income taxes, we intend to distribute to our stockholders all or substantially all of our investment company taxable income. However, we may retain certain net long-term capital gains, pay applicable income taxes with respect thereto, and elect to treat such retained capital gains as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are limited in our ability to issue equity securities priced below NAV. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

As a BDC, we generally are not able to issue our common stock at a price below NAV without first obtaining the approval of our stockholders and our independent directors. If our common stock trades below NAV and we do not receive such approval, our business could be materially adversely affected.

As a BDC, we generally are not able to issue our common stock at a price below NAV without first obtaining the approval of our stockholders and our independent directors, and we may seek such approval to sell our common stock below NAV in the future. If our common stock trades at a price below NAV and we do not receive approval from our stockholders and our independent directors to issue common stock at a price below NAV, our ability to raise capital through the issuance of equity securities would be curtailed. This could limit our ability: to grow and make new investments; to attract and retain top investment professionals; to maintain deal flow and relations with top companies in our Target Industries and related entities such as venture capital and private equity sponsors; and to sustain a minimum efficient scale for a public company.

If we are unable to obtain additional debt financing, our business could be materially adversely affected.

We may want to obtain additional debt financing, or need to do so upon maturity of the Key Facility, Asset-Back Notes or 2019 Notes, in order to obtain funds which may be made available for investments. We may borrow under the Key Facility until November 4, 2016, and, after such date, we must repay the outstanding advances under the Key Facility in accordance with its terms and conditions. All outstanding advances under the Key Facility are due and payable on November 4, 2018, unless such date is extended in accordance with its terms. All outstanding amounts on our 2019 Notes are due and payable on March 15, 2019 unless redeemed prior to that date. The Asset-Backed Notes have a stated maturity of May 15, 2018. If we are unable to increase, renew or replace any such facility and enter into a new debt financing facility on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we have withdrawn our application to the Small Business Administration, or SBA, for a license to operate as a small business investment company, or SBIC, which was originally filed on December 6, 2010, and, though we may in the future submit a new application, we have no present intention to do so and, therefore, do not expect to be able to borrow money by issuing SBA-guaranteed debentures.

We are subject to risks associated with the current interest rate environment that may affect our cost of capital and net investment income.

Since the economic downturn that began in mid-2007, interest rates have remained low. Because longer-term inflationary pressure is likely to result from the U.S. government’s fiscal policies and challenges during this time, we will likely experience rising interest rates, rather than falling rates, over our investment horizon.

Because we currently incur indebtedness to fund our investments, a portion of our income depends upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Most of our investments have fixed interest rates, while the Key Facility has a floating interest rate. As a result, a significant change in interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using hedging instruments such as swaps, futures, options and forward contracts, subject to applicable legal requirements, including, without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions or any adverse developments from our use of hedging instruments could have a material adverse effect on our business, financial condition and results of operations. In addition, we may be unable to enter into appropriate hedging transactions when desired and any hedging transactions we enter into may not be effective.

Because many of our investments typically are not and will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our NAV.

Our investments consist, and we expect our future investments to consist, primarily of loans or securities issued by privately held companies. The fair value of these investments that are not publicly traded may not be readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these investments on a quarterly basis, or more frequently as circumstances require, in accordance with our valuation policy consistent with U.S. generally accepted accounting principles, or GAAP. Our Board employs an independent third-party valuation firm to assist them in arriving at the fair value of our investments. See “Determination of Net Asset Value.” Our Board discusses valuations and determines the fair value in good faith based on the input of our Advisor and the third-party valuation firm. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our NAV could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of these investments.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. This economic decline materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market. These disruptions in the capital markets also increased the spread between the yields realized on risk-free and higher risk securities and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of the U.S. government spending cuts that took effect March 1, 2013, the government shutdown in October 2013, or any further spending cuts or shutdowns. Unfavorable economic conditions, including future recessions, also could affect our investment valuations, increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

Regulations governing our operation as a BDC affect our ability to, and the way in which, we raise additional capital, which may expose us to additional risks.

Our business plans contemplate a need for a substantial amount of capital in addition to our current amount of capital. We may obtain additional capital through the issuance of debt securities or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. If we issue senior securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss. In addition, if we issue preferred stock, it would rank senior to common stock in our capital structure and preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock.

The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If our asset coverage ratio is not at least 200%, we are not permitted to pay distributions or issue additional senior securities. If the value of our assets declines, we may be unable to satisfy this asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when we may be unable to do so or unable to do so on favorable terms.

As a BDC, we generally are not able to issue our common stock at a price below NAV without first obtaining the approval of our stockholders and our independent directors, and we may seek such approval to sell our common stock below NAV in the future. This requirement does not apply to stock issued upon the exercise of options, warrants or rights that we may issue from time to time. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements contained in Subchapter M of the Code, as well as maintain our election to be regulated as a BDC under the 1940 Act. We must also meet the Annual Distribution Requirement (as described below) to avoid corporate-level federal income tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders.

The source-of-income requirement is satisfied if we derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership.” The status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could cause us to fail to qualify as a RIC, assuming we do not qualify for or take advantage of certain remedial provisions, and, thus, may cause us to be subject to corporate-level federal income taxes.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (1) dispose of certain investments quickly; (2) raise additional capital to prevent the loss of RIC status; or (3) engage in certain remedial actions that may entail the disposition of certain investments at disadvantageous prices that could result in substantial losses, and the payment of penalties, if we qualify to take such actions. Because most of our investments are and will be in development-stage companies within our Target Industries, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take a longer time to invest such capital. During this period, we will invest in temporary investments, such as money market funds, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of our investments in secured and amortizing loans.

The Annual Distribution Requirement for a RIC is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our investment company taxable income. If we borrow money, we may be subject to certain asset coverage ratio requirements under the 1940 Act and loan covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify to the federal income tax benefits allowable to a RIC, assuming we do not qualify for or take advantage of certain remedial provisions, and, thus, may be subject to corporate-level income tax.

If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level federal income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the NAV of our common stock and the total return, if any, obtainable from your investment in our common stock. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. See “Material U.S. Federal Income Tax Considerations.”

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. We do not have a policy limiting our ability to invest in original issue discount instruments, including payment-in-kind loans. Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that we believe are necessary or advantageous to our business) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income. The proportion of our income, consisting of interest and fee income that resulted from the portion of original issue discount classified as such in accordance with GAAP not received in cash for the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011 was 12.1%, 11.5%, 10.3% and 9.5%, respectively.

If we make loans to borrowers or acquire loans that contain deferred payment features, such as loans providing for the payment of portions of principal and/or interest at maturity, this could increase the risk of default by our borrowers.

Our investments with deferred payment features, such as loans providing for ETPs, may represent a higher credit risk than loans requiring payments of all principal and accrued interest at regular intervals over the life of the loan. For example, even if the accounting conditions for income accrual were met during the period when the obligation was outstanding, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation. The amount of ETPs due under our investments having such a feature currently represents a small portion of the applicable borrowers’ total repayment obligations under such investments. However, deferred payment arrangements increase the incremental risk that we will not receive a portion of the amount due at maturity. Additionally, because investments with a deferred payment feature may have the effect of deferring a portion of the borrower’s payment obligation until maturity of the loan, it may be difficult for us to identify and address developing problems with borrowers in terms of their ability to repay us. Any such developments may increase the risk of default on our loans by borrowers.

The borrowing needs of our portfolio companies are unpredictable, especially during a challenging economic environment. We may not be able to meet our unfunded commitments to extend credit, which could have a material adverse effect on our business, financial condition and results of operations.

A commitment to extend credit is a formal agreement to lend funds to our portfolio companies as long as there is no violation of any condition established under the agreement. The actual borrowing needs of our portfolio companies under these commitments have historically been lower than the contractual amount of the commitments. A significant portion of these commitments expire without being drawn upon, and as such, the total amount of unfunded commitments does not reflect our expected future cash funding requirements. Because of the credit profile of our portfolio companies, we typically have a substantial amount of total unfunded credit commitments, which amount is reflected off our balance sheet. The actual borrowing needs of our portfolio companies may exceed our expected funding requirements, especially during a challenging economic environment when our portfolio companies may be more dependent on our credit commitments due to the lack of available credit elsewhere, an increasing cost of credit or the limited availability of financing from venture capital firms. In addition, limited partner investors of some of our portfolio companies may fail to meet their underlying investment commitments due to liquidity or other financing issues, which may increase our portfolio companies’ borrowing needs. Any failure to meet our unfunded credit commitments in accordance with the actual borrowing needs of our portfolio companies may have a material adverse effect on our business, financial condition and results of operations.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we are prohibited from acquiring any assets other than qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. As of March 31, 2014 and December 31, 2013, 100% of our assets were qualifying assets, and we expect that substantially all of our assets that we may acquire in the future will be qualifying assets, although we may decide to make other investments that are not qualifying assets to the extent permitted by the 1940 Act. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets may not be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. See “Regulation — Qualifying Assets.” If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC. If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, became law. The scope of Dodd-Frank impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. The likely impact of Dodd-Frank cannot be ascertained with any degree of certainty.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of the Advisor to other types of investments in which the Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our Advisor has significant potential conflicts of interest with us and our stockholders.

As a result of our arrangements with our Advisor, there may be times when our Advisor has interests that differ from those of our stockholders, giving rise to a potential conflict of interest. Our executive officers and directors, as well as the current and future executives and employees of our Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of our stockholders. In addition, our Advisor may manage other funds in the future that may have investment objectives that are similar, in whole or in part, to ours. Our Advisor may determine that an investment is appropriate for us and for one or more of those other funds. In such an event, depending on the availability of the investment and other appropriate factors, our Advisor will endeavor to allocate investment opportunities in a fair and equitable manner and act in accordance with its written conflicts of interest policy to address and, if necessary, resolve any conflict of interests. It is also possible that we may not be given the opportunity to participate in these other investment opportunities.

We pay management and incentive fees to our Advisor and reimburse our Advisor for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Also, the incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

We have entered into a license agreement with Horizon Technology Finance, LLC, pursuant to which it has agreed to grant us a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the Investment Management Agreement is in effect between us and our Advisor. In addition, we pay our Advisor, our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. Any potential conflict of interest arising as a result of our arrangements with our Advisor could have a material adverse effect on our business, results of operations and financial condition.

Our incentive fee may impact our Advisor’s structuring of our investments, including by causing our Advisor to pursue speculative investments.

The incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Advisor is calculated based on a percentage of our return on invested capital. This may encourage our Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our Advisor receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative investments than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. In addition, the incentive fee may encourage our Advisor to pursue different types of investments or structure investments in ways that are more likely to result in warrant gains or gains on equity investments, including upon exercise of equity participation rights, which are inconsistent with our investment strategy and disciplined underwriting process.

The incentive fee payable by us to our Advisor may also induce our Advisor to pursue investments on our behalf that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage our Advisor to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in the timing and amounts of distributions. Our governing documents do not limit the number of loans we may make with deferred interest features or the proportion of our income we derive from such loans.

Our ability to enter into transactions with our affiliates is restricted.

As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is considered our affiliate for purposes of the 1940 Act. We are generally prohibited from buying or selling any security from or to an affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to that person or certain of that person’s affiliates, or entering into prohibited joint transactions with those persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

While we have no current intention to enter into any principal transactions or joint arrangements with any affiliates, we have considered and evaluated, and will continue to consider and evaluate, the potential advantages and disadvantages of doing so. If we decide to enter into any such transactions in the future we will not do so until we have requested and received the requisite exemptive relief under Section 57 of the 1940 Act, the filing of which our Board has previously authorized.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, the Board will determine the fair value of these securities in good faith as described above in “— Because many of our investments typically are not and will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our NAV.” In connection with that determination, investment professionals from the Advisor may provide the Board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Advisor’s investment professionals in our valuation process could result in a conflict of interest as the Advisor’s management fee is based, in part, on our average gross assets (including assets acquired with the proceeds of leverage) and our incentive fees will be based, in part, on unrealized gains and losses.

Our Advisor’s liability is limited, and we have agreed to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Management Agreement, our Advisor does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our Board in following or declining to follow our Advisor’s advice or recommendations. Under the terms of the Investment Management Agreement, our Advisor, its officers, members, personnel and any person controlling or controlled by our Advisor is not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Advisor’s duties under the Investment Management Agreement. In addition, we have agreed to indemnify our Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Management Agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our business, results of operations and financial condition and cause the value of your investment in us to decline.

Our ability to achieve our investment objective depends on our ability to achieve and sustain growth, which depends, in turn, on our Advisor’s direct origination capabilities and disciplined underwriting process in identifying, evaluating, financing, investing in and monitoring suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Advisor’s marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our Advisor may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. If we fail to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected and the value of your investment in us could decrease.

Our Board may change our operating policies and strategies, including our investment objective, without prior notice or stockholder approval, the effects of which may adversely affect our business.

Our Board may modify or waive our current operating policies and strategies, including our investment objectives, without prior notice and without stockholder approval (provided that no such modification or waiver may change the nature of our business so as to cease to be, or withdraw our election as a BDC as provided by the 1940 Act without stockholder approval at a special meeting called upon written notice of not less than ten or more than sixty days before the date of such meeting). We cannot predict the effect any changes to our current operating policies and strategies would have on our business, results of operations or financial condition or on the value of our stock. However, the effects of any changes might adversely affect our business, any or all of which could negatively impact our ability to pay distributions or cause you to lose all or part of your investment in us.

Our quarterly and annual operating results may fluctuate due to the nature of our business.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including: our ability to make investments in companies that meet our investment criteria, the interest rate payable on our loans, the default rate on these investments, the level of our expenses, variations in, and the timing of, the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. For example, we have historically experienced greater investment activity during the second and fourth quarters relative to other periods. As a result of these factors, you should not rely on the results for any prior period as being indicative of our performance in future periods.

Our business plan and growth strategy depends to a significant extent upon our Advisor’s referral relationships. If our Advisor is unable to develop new or maintain existing relationships, or if these relationships fail to generate investment opportunities, our business could be materially adversely affected.

We have historically depended on our Advisor’s referral relationships to generate investment opportunities. For us to achieve our future business objectives, members of our Advisor need to maintain these relationships with venture capital and private equity firms and management teams and legal firms, accounting firms, investment banks and other lenders, and we rely to a significant extent upon these relationships to provide us with investment opportunities. If they fail to maintain their existing relationships or develop new relationships with other firms or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, persons with whom our Advisor has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

Our Advisor can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.

Under our Investment Management Agreement and our Administration Agreement, our Advisor has the right to resign at any time, including during the first two years following the Investment Management Agreement’s effective date, upon not more than 60 days’ written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment advisor or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so, our operations are likely to be disrupted, our business, results of operations and financial condition and our ability to pay distributions may be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of new management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations or financial condition.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Compliance with Section 404 of the Sarbanes-Oxley Act may involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, we incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.

We have a limited operating history and may not be able to achieve our investment objective or generate sufficient revenue to make or sustain distributions to our stockholders and your investment in us could decline substantially.

We commenced operations in March 2008 and became a public company on October 28, 2010. As a result of our limited operating history, we are subject to certain business risks and uncertainties associated with any recently formed business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially.

As a public company, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and our Advisor have limited experience operating under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. From time to time our Advisor may pursue investment opportunities, like equity investments, in which our Advisor has more limited experience. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

We and our Advisor have limited experience operating under the constraints imposed on a BDC or managing an investment company, which may affect our ability to manage our business and impair your ability to assess our prospects.

Prior to becoming a public company in October 2010, we did not operate as a BDC or manage an investment company under the 1940 Act. As a result, we have limited operating results under this regulatory framework that can demonstrate to you either its effect on our business or our ability to manage our business within this framework. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily securities of “eligible portfolio companies” (as defined in the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See “Regulation — Qualifying Assets.” Our Advisor’s ability to manage a portfolio of assets under these constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, could impair our ability to achieve our investment objective. Furthermore, if we are unable to comply with the requirements imposed on BDCs by the 1940 Act, the SEC could bring an enforcement action against us and/or we could be exposed to claims of private litigants. In addition, we could be regulated as a registered closed-end management investment company under the 1940 Act, which could further decrease our operating flexibility and may prevent us from operating our business, either of which could have a material adverse effect on our business, results of operations or financial condition.

Risks Related to Our Investments

We have not yet identified many of the potential investment opportunities for our portfolio.

We have not yet identified many of the potential investment opportunities for our portfolio. Our future investments will be selected by our Advisor, subject to the approval of its investment committee. Our stockholders do not have input into our Advisor’s investment decisions. As a result, our stockholders are unable to evaluate any of our future portfolio company investments. These factors increase the uncertainty, and thus the risk, of investing in our securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stake holdings in investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, our investments will be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. Our Target Industries are susceptible to changes in government policy and economic assistance, which could adversely affect the returns we receive.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions of income on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Also, restrictions and provisions in any existing or future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of the federal income tax benefits allowable to RICs.

Most of our portfolio companies will need additional capital, which may not be readily available.

Our portfolio companies typically require substantial additional financing to satisfy their continuing working capital and other capital requirements and service the interest and principal payments on our investments. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. Each round of institutional equity financing is typically intended to provide a company with only enough capital to reach the next stage of development. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms that are unfavorable to the portfolio company, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or lenders, thereby requiring these companies to cease or curtail business operations. Accordingly, investing in these types of companies generally entails a higher risk of loss than investing in companies that do not have significant incremental capital raising requirements.

Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition.

General economic conditions may affect our activities and the operation and value of our portfolio companies. Economic slowdowns or recessions may result in a decrease of institutional equity investment, which would limit our lending opportunities. Furthermore, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the loans that we hold. We may incur expenses to the extent necessary to recover our investment upon default or to negotiate new terms with a defaulting portfolio company. These events could harm our financial condition and operating results.

Our investment strategy focuses on investments in development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and would be rated below “investment grade.”

We intend to invest, under normal circumstances, most of the value of our total assets (including the amount of any borrowings for investment purposes) in development-stage companies, which may have relatively limited operating histories, in our Target Industries. Many of these companies may have narrow product lines and small market shares, compared to larger established publicly owned firms, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The revenues, income (or losses) and valuations of development-stage companies in our Target Industries can and often do fluctuate suddenly and dramatically. For these reasons, investments in our portfolio companies, if rated by one or more ratings agency, would typically be rated below “investment grade,” which refers to securities rated by ratings agencies below the four highest rating categories. These companies may also have more limited access to capital and higher funding costs. In addition, development-stage technology markets are generally characterized by abrupt business cycles and intense competition, and the competitive environment can change abruptly due to rapidly evolving technology. Therefore, our portfolio companies may face considerably more risk than companies in other industry sectors. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us and may materially adversely affect the return on, or the recovery of, our investments in these businesses.

Because of rapid technological change, the average selling prices of products and some services provided by development-stage companies in our Target Industries have historically decreased over their productive lives. These decreases could adversely affect their operating results and cash flow, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value which shall be the market value of our investments or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our Board in accordance with our valuation policy. We are not permitted to maintain a reserve for loan losses. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately reduces our income available for distribution in future periods.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses and may experience losses upon foreclosure.

We believe our portfolio companies generally are and will be able to repay our loans from their available capital, from future capital-raising transactions or from cash flow from operations. However, to mitigate our credit risks, we typically take a security interest in all or a portion of the assets of our portfolio companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to appraise or sell in a timely manner and may fluctuate in value based upon the business and market conditions, including as a result of an inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration of a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration of the value of the collateral for the loan. Consequently, although such loan is secured, we may not receive principal and interest payments according to the loan’s terms and the value of the collateral may not be sufficient to recover our investment should we be forced to enforce our remedies.

In addition, because we invest in development-stage companies in our Target Industries, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory, equipment, cash and accounts receivables. Intellectual property, if any, which secures a loan could lose value if the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. In addition, in lieu of a security interest in a portfolio company’s intellectual property we may sometimes obtain a security interest in all assets of the portfolio company other than intellectual property and also obtain a commitment by the portfolio company not to grant liens to any other creditor on the company’s intellectual property. In these cases, we may have additional difficulty recovering our principal in the event of a foreclosure. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. These events could harm our financial condition and operating results.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We plan to generally invest in loans with terms of up to four years and hold such investments until maturity, unless earlier prepaid, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to primarily invest in companies whose securities are not publicly-traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding the portfolio company. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to dispose of our investments in the near term. However, we may be required to do so in order to maintain our qualification as a BDC and as a RIC if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Because most of our investments are illiquid, we may be unable to dispose of them, in which case we could fail to qualify as a RIC and/or BDC, or we may not be able to dispose of them at favorable prices, and as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We plan to invest primarily in loans issued by our portfolio companies. Some of our portfolio companies are permitted to have other debt that ranks equally with, or senior to, our loans in the portfolio company. By their terms, these debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our loans. These debt instruments may prohibit the portfolio companies from paying interest on or repaying our investments in the event of, and during, the continuance of a default under the debt instruments. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with our loans, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.

There may be circumstances where our loans could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though certain of our investments are structured as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a portfolio company’s business, including in rendering significant managerial assistance, or instances where we exercise control over the portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We currently invest, and plan to invest, primarily in privately held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. Thus, they are generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. For example, most of our debt investments have historically been repaid prior to maturity by our portfolio companies. At the time of a liquidity event, such as a sale of the business, refinancing or public offering, many of our portfolio companies have availed themselves of the opportunity to repay our loans prior to maturity. Our investments generally allow for repayment at any time subject to certain penalties. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting the industries in which our portfolio companies operate change.

Some of our portfolio companies operate in industries that are highly regulated by federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.

Our portfolio companies operating in the life science industry are subject to extensive government regulation and certain other risks particular to that industry.

As part of our investment strategy, we have invested, and plan to invest in the future, in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration and to a lesser extent, other federal and state agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in clean technology, or cleantech, companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our cleantech companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for cleantech and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gas. A change in prices in these energy products could reduce demand for alternative energy. Cleantech companies face potential litigation, including significant warranty and product liability claims, as well as class action and government claims. Such litigation could adversely affect the business and results of operations of our cleantech portfolio companies. There is also uncertainty about whether agreements or government programs providing incentives for reductions in greenhouse gas emissions will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which some investments in clean technology dependent portfolio companies may not be economical, and financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the clean technology companies in our portfolio.

Cleantech companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy we invest in portfolio companies in cleantech sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for cleantech companies. Without such regulatory policies, investments in cleantech companies may not be economical and financing for cleantech companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.

The value of our investments in our portfolio companies may decline if our portfolio companies are not able to commercialize their technology, products, business concepts or services. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to innovate continually in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected and their ability to service their debt obligations to us over the life of a loan could be impaired. Our portfolio companies may be unable to acquire or develop successful new technologies and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position depends in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement.

Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as the value of any collateral securing our investment.

We do not expect to control any of our portfolio companies.

We do not control, or expect to control in the future, any of our portfolio companies, even though our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. We also do not maintain, or intend to maintain in the future, a control position to the extent we own equity interests in any portfolio company. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and we may therefore, suffer a decrease in the value of our investments.

We may not realize expected returns on warrants received in connection with our debt investments.

As discussed above, we generally receive warrants in connection with our debt investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of your investment in us, may be lower than expected.

Risks Related to Our Offering under this Prospectus

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and, a portion of distributions paid to you may be a return of capital.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more risk factors described in this report. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with BDC regulation and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, the amount available for distribution could be reduced.

On an annual basis, we must determine the extent to which any distributions we made were paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We cannot assure you that the market price of shares of our common stock will not decline.

Our common stock is listed for trading on NASDAQ. We cannot predict the prices at which our common stock will trade. Shares of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and our common stock has been and may continue to be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;
•	investor demand for our shares of common stock;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies;
•	our inability to raise capital, borrow money or deploy or invest our capital;

•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;
•	losing RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results;
•	changes in the value of our portfolio of investments;
•	general economic conditions, trends and other external factors;
•	departures of key personnel; or
•	loss of a major source of funding.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV, and we cannot assure you that the market price of our common stock will not decline following an offering.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their NAV and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. In addition, if our common stock trades below its NAV, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We currently invest a portion of our capital in high-quality short-term investments, which generate lower rates of return than those expected from investments made in accordance with our investment objective.

We currently invest a portion of our capital in cash, cash equivalents, U.S. government securities, money market funds and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once these proceeds are fully invested in accordance with our investment objective.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

We estimate that it will take up to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurances that we will be able to achieve this goal. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents,

U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Anti-takeover provisions in our charter documents and other agreements and certain provisions of the Delaware General Corporation Law, or DGCL, could deter takeover attempts and have an adverse impact on the price of our common stock.

The DGCL, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

•	provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our Board;
•	authorize the issuance of “blank check” preferred stock that could be issued by our Board to thwart a takeover attempt;
•	do not provide for cumulative voting;
•	provide that vacancies on the Board, including newly created directorships, may be filled only by a majority vote of directors then in office;
•	limit the calling of special meetings of stockholders;
•	provide that our directors may be removed only for cause;
•	require supermajority voting to effect certain amendments to our certificate of incorporation and our bylaws; and
•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. It is a default under the Key Facility if (i) a person or group of persons (within the meaning of the Exchange Act) acquires beneficial ownership of 20% or more of our issued and outstanding common stock or (ii) during any twelve-month period individuals who at the beginning of such period constituted our Board cease for any reason, other than death or disability, to constitute a majority of the directors in office. If either event were to occur, Key could accelerate our repayment obligations under, and/or terminate, the Key Facility.

If we elect to issue preferred stock, holders of any such preferred stock will have the right to elect members of our Board and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their rights should expect that they will, at the completion of a rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current NAV per share, this dilution could be substantial.

In addition, if the subscription price is less than our NAV per share, our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of such rights offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.

If the public offering price for any offering of shares of our common stock is higher than the book value per share of our outstanding common stock, investors purchasing shares of common stock in any such offering will pay a price per share that exceeds the tangible book value per share after such offering.

If we sell common stock at a discount to our NAV per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

The issuance or sale by us of shares of our common stock at a discount to NAV poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions payable to stockholders that are participants in our dividend reinvestment plan, or DRIP, are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the DRIP will experience dilution over time.

The trading market or market value of our publicly issued debt securities that we may issue may fluctuate.

Upon issuance, any publicly issued debt securities that we may issue will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or, if developed, will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rate of interest higher or lower than rate borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities that we may issue.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if such debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Credit ratings provided by third party credit rating agencies may not reflect all risks of an investment in debt securities that we may issue.

Credit ratings provided by third party credit rating agencies are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of debt securities that we may issue. Credit ratings provided by third party credit rating agencies, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for any publicly issued debt securities that we may issue.

Subsequent sales in the public market of substantial amounts of our common stock by the selling stockholder may have an adverse effect on the market price of our common stock, and the registration of a substantial amount of insider shares, whether or not actually sold, may have a negative impact on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results, including the performance of our existing loans and warrants;
•	the introduction, withdrawal, success and timing of business initiatives and strategies;
•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;
•	the relative and absolute investment performance and operations of our Advisor;
•	the impact of increased competition;
•	the impact of investments we intend to make and future acquisitions and divestitures;
•	the unfavorable resolution of legal proceedings;
•	our business prospects and the prospects of our portfolio companies;
•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;
•	our regulatory structure and tax status;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the impact of interest rate volatility on our results, particularly if we use leverage as part of our investment strategy;
•	the ability of our portfolio companies to achieve their objective;
•	our ability to cause a subsidiary to become a licensed SBIC;
•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our Advisor;
•	our contractual arrangements and relationships with third parties;
•	our ability to access capital and any future financings by us;
•	the ability of our Advisor to attract and retain highly talented professionals; and
•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities for investment in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for working capital and general corporate purposes. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under the Key Facility, which bore an annual interest rate of 4.00% (i.e., one-month LIBOR plus 3.25% per annum, with a LIBOR floor of 0.75%) as of March 31, 2014 and matures on November 4, 2018. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurances that we will be able to achieve this goal.

Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. We will not receive any proceeds from the resale of our common stock by the selling stockholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on NASDAQ under the symbol “HRZN.” The following table sets forth, for each fiscal quarter since our IPO, the range of high and low closing sales prices of our common stock as reported on NASDAQ, the closing sales prices as a percentage of our NAV and the distributions declared by us for each quarter.

	NAV(1)		Closing Sales Price		Premium/ Discount of High Closing Sales Price to NAV(2)	Premium/ Discount of Low Closing Sales Price to NAV(2)	Distributions Declared Per Share(3)
			High	Low
Year ended December 31, 2014
Second quarter		*	$14.89	$12.59	*%	*%	$0.345	(4)
First quarter	$14.32		$14.61	$12.43	2%	(13)%	$0.345
Year ended December 31, 2013
Fourth quarter	$14.14		$14.34	$12.95	1%	(8)%	$0.345
Third quarter	$14.95		$14.47	$13.26	(3)%	(11)%	$0.345
Second quarter	$14.89		$14.69	$12.93	(1)%	(13)%	$0.345
First quarter	$15.12		$15.93	$14.38	5%	(5)%	$0.345
Year ended December 31, 2012
Fourth quarter	$15.15		$16.58	$13.56	9%	(10)%	$0.795
Third quarter	$16.41		$16.84	$15.93	3%	(3)%	$0.45
Second quarter	$16.73		$17.12	$15.03	2%	(10)%	$0.45
First quarter	$16.89		$17.05	$16.05	1%	(5)%	$0.45
Year ended December 31, 2011
Fourth quarter	$17.01		$16.32	$14.40	(4)%	(15)%	$0.45
Third quarter	$17.36		$16.25	$13.88	(6)%	(20)%	$0.40
Second quarter	$17.40		$16.17	$15.21	(7)%	(13)%	$0.33
First quarter	$17.23		$16.25	$14.90	(6)%	(14)%	—
Year ended December 31, 2010
Fourth quarter(5)	$16.75		$15.59	$13.83	(7)%	(17)%	$0.22

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	We have adopted an “opt out” DRIP for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically opt out of the DRIP so as to receive cash distributions.
(4)	$0.115 payable on each of July 17, 2014, August 15, 2014 and September 15, 2014.
(5)	From October 29, 2010 (initial public offering) to December 31, 2010.
*	Not yet determined at the time of filing.

The last reported price for our common stock on June 30, 2014 was $14.62 per share. As of June 30, 2014 we had eleven stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

We intend to continue making monthly distributions to our stockholders. The timing and amount of our monthly distributions, if any, is determined by our Board. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders for U.S. federal income tax purpose. Thus, the source of distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required under the Code to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. We refer to such amount as the Annual Distribution Requirement in this prospectus. Additionally, we must generally distribute an amount at least equal to the sum of at least 98% of our ordinary income (taking into account certain deferrals and elections) and 98.2% of our capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such undistributed income. Distributions of any such carryover taxable income must be made through a dividend declared the latter of the filing date of the final tax return related to the year in which such taxable income was generated or the 15th day of the ninth month following the taxable year, in order to count towards the satisfaction of the Annual Distribution Requirement in the year in which such income was generated. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” DRIP for our common stockholders. As a result, if we make a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically opt out of the DRIP. If a stockholder opts out, that stockholder receives cash distributions. Although distributions paid in the form of additional shares of common stock are generally subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan do not receive any corresponding cash distributions with which to pay any such applicable taxes. We may use newly issued shares to implement the DRIP, or we may purchase shares in the open market in connection with our obligations under the DRIP.

RATIO OF EARNINGS TO FIXED CHARGES

For the three months ended March 31, 2014 and the years ended December 31, 2013, 2012, 2011, 2010 and 2009, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Earnings to Fixed Charges(1)	3.5	1.5	2.0	5.2	4.6	3.2

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest expense, which includes amortization of debt issuance costs and non-use fees.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be (0.6) for the three months ended March 31, 2014, 1.7 for the year ended December 31, 2013, 3.9 for the year ended December 31, 2012, 7.4 for the year ended December 31, 2011, 3.9 for the year ended December 31, 2010 and 3.0 for the year ended December 31, 2009.

Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 2.2 for the three months ended March 31, 2014, 2.7 for the year ended December 31, 2013, 3.9 for the year ended December 31, 2012, 5.0 for the year ended December 31, 2011, 3.7 for the year ended December 31, 2010 and 3.0 for the year ended December 31, 2009.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this section, except where the context suggests otherwise, the terms “we,” “us,” “our” and “Horizon Technology Finance” refer to Horizon Technology Finance Corporation and its consolidated subsidiaries. The information contained in this section should be read in conjunction with our consolidated financial statements and related notes thereto appearing elsewhere in this prospectus. Amounts are stated in thousands, except shares and per share data and where otherwise noted.

Overview

We are a specialty finance company that lends to and invests in development-stage companies in our Target Industries. Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make our Venture Loans to companies backed by established venture capital and private equity firms in our Target Industries. We also selectively lend to publicly traded companies in our Target Industries.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income and net capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution, asset diversification and other requirements.

Compass Horizon, our predecessor company, commenced operations in March 2008. We were formed in March 2010 for the purpose of acquiring Compass Horizon and continuing its business as a public entity.

Our investment activities, and our day-to-day operations, are managed by the Advisor and supervised by our Board, of which a majority of the members are independent of us. Under the Investment Management Agreement, we have agreed to pay the Advisor a base management fee and an incentive fee for its advisory services to us. We have also entered into the Administration Agreement with the Advisor under which we have agreed to reimburse the Advisor for our allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement.

Portfolio Composition and Investment Activity

The following table shows our portfolio by asset class as of March 31, 2014, and December 31, 2013 and 2012:

	March 31, 2014			December 31, 2013			December 31, 2012
	# of Investments	Fair Value	% of Total Portfolio	# of Investments	Fair Value	% of Total Portfolio	# of Investments	Fair Value	% of Total Portfolio
Term loans	47	$206,002	90.2%	48	$201,846	91.2%	41	$200,685	87.8%
Revolving loans	1	11,922	5.2%	1	11,908	5.4%	4	19,612	8.6%
Total loans	48	217,924	95.4%	49	213,754	96.6%	45	220,297	96.4%
Warrants	74	6,731	2.9%	73	6,036	2.7%	62	5,468	2.4%
Other investments	1	400	0.2	1	400	0.2%	1	2,100	0.9%
Equity	4	3,505	1.5	3	1,094	0.5%	2	748	0.3%
Total		$228,560	100.0%		$221,284	100%		$228,613	100%

Total portfolio investment activity as of and for the three months ended March 31, 2014 and the years ended December 31, 2013 and 2012 was as follows:

	For the Three Months Ended March 31,	December 31,
	2014	2013	2012
Beginning portfolio	$221,284	$228,613	$178,013
New loan funding	17,926	88,362	184,202
Less refinanced balances and participation	—	—	(45,295)
Net new loan funding	17,926	88,362	138,907
Principal received on investments	(11,773)	(41,166)	(39,092)
Early pay-offs	—	(46,331)	(42,291)
Accretion of loan fees	406	2,635	2,531
New loan fees	(180)	(1,076)	(1,676)
New equity	—	73	—
Sales of investments	(720)	(200)	(306)
Net realized (loss) gain on investments	(6,913)	(7,299)	108
Net depreciation on investments	8,530	(2,254)	(8,113)
Other	—	(73)	532
Ending Portfolio	$228,560	$221,284	$228,613

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

The following table shows our loan portfolio by industry sector as of March 31, 2014, and December 31, 2013 and 2012:

	March 31, 2014		December 31, 2013		December 31, 2012
	Loans at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Portfolio
Life Science
Biotechnology	$15,016	6.9%	$16,376	7.7%	$38,018	17.3%
Medical Device	16,599	7.6	14,765	6.9%	23,446	10.6%
Technology
Networking	981	0.4	963	0.5%	—	—
Software	63,963	29.4	66,583	31.1%	54,358	24.7%
Internet and Media	5,390	2.5	6,019	2.8%	9,763	4.4%
Communications	9,379	4.3	9,359	4.4%	—	—
Semiconductors	46,885	21.5	37,450	17.5%	25,795	11.7%
Power Management	15,912	7.3	13,044	6.1%	15,792	7.2%
Cleantech
Energy Efficiency	6,864	3.1	11,403	5.3%	12,950	5.9%
Waste Recycling	680	0.3	680	0.3%	2,197	1.0%
Alternative Energy	11,113	5.1	11,771	5.5%	8,586	3.9%

	March 31, 2014		December 31, 2013		December 31, 2012
	Loans at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Portfolio
Healthcare Information and Services
Diagnostics	11,921	5.5	12,140	5.7%	21,340	9.7%
Other Healthcare Related Services	6,914	3.2	6,904	3.2%	2,655	1.2%
Software	6,307	2.9	6,297	3.0%	5,397	2.4%
Total	$217,924	100.0%	$213,754	100.0%	$220,297	100.0%

The largest loans may vary from year to year as new loans are recorded and repaid. Our five largest loans represented 21%, 22% and 23% of total loans outstanding as of March 31, 2014, and December 31, 2013 and 2012, respectively. No single loan represented more than 10% of our total loans as of March 31, 2014, or December 31, 2013 or 2012.

Loan Portfolio Asset Quality

We use an internal credit rating system which rates each loan on a scale of 4 to 1, with 4 being the highest credit quality rating and 3 being the rating for a standard level of risk. A rating of 2 represents an increased level of risk and while no loss is currently anticipated for a 2-rated loan, there is potential for future loss of principal. A rating of 1 represents a deteriorating credit quality and increased risk. Our internal credit rating system is not a national credit rating system. See “Business — Investment Process” for a more detailed description of the internal credit rating system. The following table shows the classification of our loan portfolio by credit rating as of March 31, 2014, December 31, 2013 and December 31, 2012:

	March 31, 2014		December 31, 2013		December 31, 2012
	Loans at Fair Value	Percentage of Loan Portfolio	Loans at Fair Value	Percentage of Loan Portfolio	Loans at Fair Value	Percentage of Loan Portfolio
Credit Rating
4	$32,858	15.1%	$30,385	14.2%	$30,818	14.0%
3	163,153	74.8	167,231	78.3%	181,019	82.2%
2	18,429	8.5	2,199	1.0%	3,560	1.6%
1	3,484	1.6	13,939	6.5%	4,900	2.2%
Total	$217,924	100.0%	$213,754	100.0%	$220,297	100.0%

As of March 31, 2014, and December 31, 2013 and 2012, our loan portfolio had a weighted average credit rating of 3.1, 3.0 and 3.2, respectively. As of March 31, 2014, there were two investments with an internal credit rating of 1, with an aggregate cost of $5.2 million and an aggregate fair value of $3.5 million. As of December 31, 2013, there were five investments with an internal credit rating of 1, with an aggregate cost of $23.2 million and an aggregate fair value of $13.9 million. As of December 31, 2012, there were three investments with an internal credit rating of 1, with an aggregate cost of $12.9 million and an aggregate fair value of $4.9 million.

Consolidated Results of Operations for the Three Months Ended March 31, 2014 and 2013

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The consolidated results of operations described below may not be indicative of the results we report in future periods.

Consolidated results of operations for the three months ended March 31, 2014 and 2013 were as follows:

	For the Three Months Ended March 31,
	2014	2013
Total investment income	$7,534	$7,368
Total expenses	5,010	4,595
Net investment income before excise tax	2,524	2,773
Provision for excise tax	(40)	—
Net investment income	2,484	2,773
Net realized loss on investments	(5,884)	(210)
Net unrealized appreciation on investments	8,530	420
Net increase in net assets resulting from operations	$5,130	$2,983
Average investments, at fair value	$221,778	$230,291
Average debt outstanding	$121,070	$92,665

Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

Investment income increased by $0.2 million, or 2.3%, for the three months ended March 31, 2014 as compared to the three months ended March 31, 2013. For the three months ended March 31, 2014, total investment income consisted primarily of $7.2 million in interest income from investments, which included $1.1 million in income from the accretion of origination fees and ETPs. Total investment income increased due to higher fee income offset by a lower average size of the loan portfolio.

For the three months ended March 31, 2013, total investment income consisted primarily of $7.3 million in interest income from investments, which included $1.2 million in income from the accretion of origination fees and ETPs. Interest income on investments and other investment income increased primarily due to the increased average size of the loan portfolio offset by lower fee income, as we had no prepayments in the quarter.

For the three months ended March 31, 2014 and 2013, our dollar-weighted average annualized yield on average loans was 13.6% and 12.8%, respectively. We calculate the yield on dollar-weighted average debt investments for any period measured as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted average annualized yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for 22% and 23% of investment income for the three months ended March 31, 2014 and 2013, respectively.

As of March 31, 2014 and December 31, 2013, interest receivable was $5.4 million and $4.2 million, respectively, which represents accreted ETPs and one month of accrued interest income on substantially all of our loans.

Expenses

Total expenses increased by $0.4 million, or 9.1%, to $5.0 million for the three months ended March 31, 2014 as compared to the three months ended March 31, 2013. Total operating expenses for each period consisted principally of interest expense, base management fee, incentive and administrative fees and, to a lesser degree, professional fees and general and administrative expenses.

Interest expense for the three months ended March 31, 2014 and 2013 was $2.1 million and $1.8 million, respectively. Interest expense for the three months ended March 31, 2014, which includes the amortization of debt issuance costs, increased primarily due to an increase in our average debt outstanding, offset by our lower effective interest rate on borrowings.

Base management fee expense for both the three months ended March 31, 2014 and 2013 was $1.2 million. Base management fee expense for the three months ended March 31, 2014 remained flat compared to the three months ended March 31, 2013, primarily due to a waiver of a base management fee of $0.1 million it would have otherwise earned during the three months ended March 31, 2014. The Advisor waived such fees associated with cash held at the time of calculation. Our Advisor is not obligated to waive the base management fee on cash in future periods.

The performance based incentive fee for the three months ended March 31, 2014 and 2013 was $0.4 million and $0.7 million, respectively, and consisted entirely of incentive fee payable on pre-incentive fee net investment income. Performance based incentive fee for the three months ended March 31, 2014 decreased compared to the three months ended March 31, 2013, primarily due to lower pre-incentive fee net investment income and the Advisor’s one-time waiver of $0.1 million of performance based incentive fee it earned for the three months ended March 31, 2014. The Advisor waived $0.1 million of the performance based incentive fee it earned during the three months ended March 31, 2014, in order to offset the $0.1 million increase in the performance based incentive fee caused by the $0.1 million increase in the pre-incentive net investment income, which resulted from the Advisor’s waiver of base management fee earned on cash for the three months ended March 31, 2014. Our Advisor is not obligated to waive any performance based incentive fee in future periods.

Professional fees and general and administrative expenses primarily include legal and audit fees and insurance premiums. These expenses for the three months ended March 31, 2014 increased compared to the three months ended March 31, 2013, due to increased legal fees and other costs associated with our debt investments on non-accrual status.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended March 31, 2014, we realized losses totaling $5.9 million primarily due to the resolution of two debt investments that were on non-accrual status. One was settled for a cash payment of $2.7 million and $2.3 million in newly issued preferred stock of the applicable portfolio company, which resulted in a realized loss of $1.7 million and unrealized appreciation of $1.8 million. The other loss related to a debt investment for which the company received substantially all of the assets of the applicable portfolio company through bankruptcy in satisfaction of the debt, which resulted in a realized loss of $4.7 million and unrealized appreciation of $4.4 million. During the three months ended March 31, 2013, we realized losses totaling $0.2 million primarily in connection with the disposal of a portfolio company’s warrants.

During the three months ended March 31, 2014, net unrealized appreciation on investments totaled $8.5 million which was primarily due to the reversal of previously recorded unrealized depreciation on two debt investments that were settled in the period, as described above, and one debt investment that returned to accrual status in the quarter which resulted in unrealized appreciation of $1.3 million. During the three months ended March 31, 2013, net unrealized appreciation on investments totaled $0.4 million which was primarily due to the change in fair values of our investment portfolio during the period.

Consolidated Results of Operations for the Years Ended December 31, 2013, 2012 and 2011

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The consolidated results of operations described below may not be indicative of the results we report in future periods.

Consolidated results of operations for the years ended December 31, 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Total investment income	$33,643	$26,664	$24,054
Total expenses	20,132	14,437	13,332
Net investment income before excise tax	13,511	12,227	10,722
Provision for excise tax	(240)	(231)	(211)
Net investment income	13,271	11,996	10,511
Net realized (loss) gains	(7,509)	108	6,316
Provision for excise tax	—	—	(129)
Net unrealized depreciation	(2,254)	(8,113)	(5,702)
Net income	$3,508	$3,991	$10,996
Average investments, at fair value	$233,045	$187,760	$164,437
Average debt outstanding	$115,562	$62,973	$78,106

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net income may not be meaningful.

Investment Income

Investment income increased by $7.0 million, or 26.2%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012. For the year ended December 31, 2013, total investment income consisted primarily of $31.9 million in interest income from investments, which included $6.4 million in income from the accretion of origination fees and ETPs. Interest income on investments and other investment income increased primarily due to the increased average size of the loan portfolio. Fee income on investments was primarily comprised of prepayment fees collected from our portfolio companies and a one-time success fee received upon the completion of an acquisition of one of our portfolio companies.

Investment income increased by $2.6 million, or 10.9%, for the year ended December 31, 2012 as compared to the year ended December 31, 2011. For the year ended December 31, 2012, total investment income consisted primarily of $25.3 million in interest income from investments, which included $5.0 million in income from the accretion of origination fees and ETPs. Interest income on investments and other investment income increased primarily due to the increased average size of the loan portfolio. Fee income on investments was primarily comprised of prepayment fees collected from our portfolio companies.

For the years ended December 31, 2013, 2012 and 2011, our dollar-weighted average annualized yield on average loans was 14.4%, 14.2% and 14.6%, respectively. We calculate the yield on dollar-weighted average debt investments for any period measured as (1) total investment income during the period divided by (2) the average of the fair value of debt investments outstanding on (a) the last day of the calendar month immediately preceding the first day of the period and (b) the last day of each calendar month during the period. The dollar-weighted average annualized yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for 23%, 22% and 21% of investment income for the years ended December 31, 2013, 2012 and 2011, respectively.

As of December 31, 2013 and 2012, interest receivable was $4.2 million and $2.8 million, respectively, which represent accreted ETPs and one month of accrued interest income on substantially all of our loans.

Expenses

Total expenses increased by $5.7 million, or 39.4%, to $20.1 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Total expenses increased by $1.1 million, or 8.3%, to $14.4 million for the year ended December 31, 2012 as compared to the year ended December 31, 2011. Total operating expenses for each period consisted principally of management fees, incentive and administrative fees, interest expense and, to a lesser degree, professional fees and general and administrative expenses.

Interest expense for the years ended December 31, 2013 and 2012 was $8.1 million and $4.3 million, respectively. Interest expense for the year ended December 31, 2013 increased compared to the year ended December 31, 2012 primarily due to an increase in average borrowings. Interest expense for the year ended December 31, 2012 increased compared to the year ended December 31, 2011 primarily due to an increase in borrowings under credit facilities with Wells Fargo Capital Finance LLC, or the Wells Facility, and with Fortress Credit Co LLC, or the Fortress Facility, and the issuance of our 2019 Notes, offset by repayment of a revolving credit facility with WestLB AG, New York Branch, or the WestLB Facility.

Management fee expense for the years ended December 31, 2013 and 2012 was $5.2 million and $4.2 million, respectively. Management fee expense for the year ended December 31, 2013 increased compared to the year ended December 31, 2012 primarily due to an increase in average gross assets. Management fee expense for the year ended December 31, 2012 remained flat compared to the year ended December 31, 2011 primarily due to our average assets remaining relatively consistent.

Performance based incentive fees for the year ended December 31, 2013 increased compared to the year ended December 31, 2012 primarily due to part one of the incentive fee increasing as Pre-Incentive Fee Net Investment Income increased year over year. Performance based incentive fees for the year ended December 31, 2012 remained relatively flat compared to the year ended December 31, 2011 primarily due to part one of the incentive fee increasing as Pre-Incentive Fee Net Investment Income increased year over year, offset by a decrease in part two of the incentive fee in 2012. The incentive fees for the year ended December 31, 2013 and 2012 consisted of $3.3 million and $2.8 million of part one of the incentive fee, respectively. The incentive fees for the year ended December 31, 2011 consisted of $2.7 million and $0.3 million for part one and part two of the incentive fee, respectively.

In 2013 and 2012 we elected to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income. At both December 31, 2013 and 2012, we recorded an excise tax payable of $0.2 million and $0.2 million on $6.1 million and $5.9 million of undistributed earnings from operations and capital gains, respectively.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended December 31, 2013, we recognized losses totaling $7.5 million primarily due to two debt investments that were on non-accrual. One was settled for $2.1 million, along with future contingent success payments, which generated a $1.8 million realized loss. We determined that the other investment was not recoverable, which resulted in a realized loss totaling $5.3 million. During the year ended December 31, 2012, we recognized realized gains totaling $0.1 million primarily due to the sale of warrants of one portfolio company. During the year ended December 31, 2011, we recognized realized gains totaling $6.3 million primarily due to the sale of warrants of three portfolio companies.

During the year ended December 31, 2013, net unrealized depreciation on investments totaled $2.3 million which was primarily due to the unrealized depreciation on the five debt investments on non-accrual status offset by the reversal of previously recorded unrealized depreciation on two debt investments that were settled in the period, as described above. During the year ended December 31, 2012, net unrealized depreciation on investments totaled $8.1 million which was primarily due to the unrealized depreciation on the three debt investments on non-accrual status. During the year ended December 31, 2011, net unrealized depreciation on investments totaled $5.7 million which was primarily due to $4.0 million in reversal of previously recorded unrealized appreciation on the sale of warrants and $2.7 million of previously recorded unrealized depreciation on six debt investments partially offset by unrealized appreciation on investments.

Liquidity and Capital Resources

As of March 31, 2014 and December 31, 2013 and 2012, we had cash and investments in money market funds of $16.1 million, $26.5 million and $3.6 million, respectively. These amounts are available to fund new investments, reduce borrowings, pay operating expenses and pay distributions. In addition, as of March 31, 2014 and December 31, 2013, we had $5.7 million and $6.0 million of restricted investments in money market funds, respectively, which may be used to make monthly interest and principal payments on the Asset-Backed Notes. Our primary sources of capital have been from our private and public equity offerings, the Wells Facility, the Fortress Facility, the 2019 Notes and our Asset-Backed Notes.

As of March 31, 2014 and December 31, 2013, there were no outstanding amounts due under the Key Facility. As of March 31, 2014 and December 31, 2013, we had available borrowing capacity of $50.0 million under our Key Facility, subject to existing terms and advance rates.

As of December 31, 2012, the outstanding principal balance under the Wells Facility was $46.0 million. As of December 31, 2012, we had available borrowing capacity of approximately $29.0 million under our Wells Facility, subject to existing terms and advance rates.

As of March 31, 2014 and December 31, 2013 and 2012, the outstanding principal balance under the Fortress Facility was $10.0 million. As of March 31, 2014 and December 31, 2013 and 2012, we had available borrowing capacity of $65.0 million under our Fortress Facility, subject to existing terms and advance rates.

Our operating activities used cash of $5.2 million for the three months ended March 31, 2014, and our financing activities used cash of $6.1 million for the same period. Our operating activities used cash primarily for investing in portfolio companies, offset by principal payments received. Our financing activities used cash primarily to pay down our borrowings and pay first quarter distributions.

Our operating activities used cash of $18.4 million for the three months ended March 31, 2013 and our financing activities provided cash of $17.8 million for the same period. Our operating activities used cash primarily for investing in portfolio companies, offset by principal payments received. Our financing activities provided cash primarily from advances on our Wells Facility offset by distributions paid in the first quarter.

Our operating activities provided cash of $6.5 million for the year ended December 31, 2013, and our financing activities provided cash of $17.8 million for the same period. Our operating activities provided cash primarily from regular principal payments and early pay-offs received, offset by investments made in portfolio companies. Our financing activities provided cash primarily from the issuance of our Asset-Backed Notes. This increase from investing activities was partially offset by repayments of $56.7 million of borrowings and $12.6 million of distributions paid.

Our operating activities used cash of $36.1 million for the year ended December 31, 2012, and our financing activities provided cash of $35.8 million for the same period. Our operating activities used cash primarily for investing in portfolio companies, net of principal payments received. Our financing activities provided cash primarily from the issuance of our 2019 Notes for net proceeds of $31.7 million, and the completion of a follow-on public offering of 1.9 million shares of common stock for net proceeds of $29.5 million. These increases from investing activities were partially offset by repayments of $8.6 million of debt under our credit facilities, or the Credit Facilities and $15.1 million of distributions paid.

Our operating activities used cash of $4.0 million for the year ended December 31, 2011 and our financing activities used cash of $32.4 million for the same period. Our operating activities used cash primarily for investing in portfolio companies. Such cash was provided primarily from proceeds from our IPO and draws under the WestLB Facility and Wells Facility.

Our primary use of available funds is to make investments in portfolio companies and for general corporate purposes. We expect to raise additional equity and debt capital opportunistically as needed, and subject to market conditions, to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders all or substantially all of our investment company taxable income. In addition, as a BDC, we are required to meet a coverage ratio of 200%. This requirement limits the amount that we may borrow.

We believe that our current cash and investments in money market funds, cash generated from operations, and funds available from the Key Facility will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Current Borrowings

A summary of our borrowings as of March 31, 2014, and December 31, 2013 and 2012 is as follows:

	March 31, 2014			December 31, 2013			December 31, 2012
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
Asset-Backed Notes	$90,000	$76,405	$—	$90,000	$79,343	$—	$—	$—	$—
Fortress Facility	75,000	10,000	65,000	75,000	10,000	65,000	75,000	10,000	65,000
Key Facility	50,000	—	50,000	50,000	—	50,000	—	—	—
Wells Facility	—	—	—	—	—	—	75,000	46,020	28,980
2019 Notes	33,000	33,000	—	33,000	33,000	—	33,000	33,000	—
Total	$248,000	$119,405	$115,000	$248,000	$122,343	$115,000	$183,000	$89,020	$93,980

We, through our wholly owned subsidiary, Credit II, entered into the Wells Facility on July 14, 2011 and on November 4, 2013 we renewed and amended the Wells Facility, which among other things, assigned all rights and obligations of Wells to Key. The interest rate on the Key Facility is based upon the one-month London Interbank Offered Rate, or LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. The interest rate was 4.00% as of March 31, 2014 and December 31, 2013 and 5.00% as of December 31, 2012.

The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $50 million commitment provided by Key. The Key Facility is collateralized by loans held by Credit II and permits an advance rate of up to 50% of eligible loans held by Credit II. The Key Facility contains covenants that, among other things, require us to maintain a minimum net worth, to restrict the loans securing the Key Facility to certain criteria for qualified loans and to comply with portfolio company concentration limits as defined in the related loan agreement. We may request advances under the Key Facility through November 4, 2016, or the Revolving Period. After the Revolving Period, we may not request new advances, and we must repay the outstanding advances under the Key Facility as of such date, at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Key Facility, particularly the condition that the principal balance of the Key Facility not exceed fifty percent (50%) of the aggregate principal balance of our eligible loans to our portfolio companies. All outstanding advances under the Key Facility are due and payable on November 4, 2018. There were no advances made under the Key Facility for the three months ended March 31, 2014 or the year ended December 31, 2013.

On March 23, 2012, we issued and sold an aggregate principal amount of $30 million of the 2019 Notes, and on April 18, 2012, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $3 million of the 2019 Notes. The 2019 Notes will mature on March 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after March 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes are our direct, unsecured obligations and rank (1) equally in right of payment with our future senior unsecured indebtedness; (2) senior in right of payment to any of our future indebtedness that expressly provides it is subordinated to the 2019 Notes; (3) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness and (4) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. As of March 31, 2014 and December 31, 2013, we were in material compliance with the terms of the 2019 Notes. The 2019 Notes are listed on the NYSE under the symbol “HTF”.

We, through our wholly owned subsidiary Horizon Credit III LLC, or Credit III, entered into the Fortress Facility on August 23, 2012. On June 17, 2014, Credit III repaid all of its outstanding obligations under, and terminated, the Fortress Facility. The interest rate on the Fortress Facility was based upon the one-month LIBOR plus a spread of 6.00%, with a LIBOR floor of 1.00%. The interest rate was 7.00% as of March 31, 2014, December 31, 2013 and December 31, 2012.

The Fortress Facility had a facility limit of $75 million, was collateralized by loans and warrants held by Credit III and permitted an advance rate of up to 66% of eligible loans held by Credit III.

On June 28, 2013, we completed a $189.3 million securitization of secured loans which we originated. 2013-1 Trust, a wholly owned subsidiary of ours, issued the Asset-Backed Notes, which are rated A2(sf) by Moody’s Investors Service, Inc. We are the sponsor, originator and servicer for the transaction. The Asset-Backed Notes bear interest at a fixed rate of 3.00% per annum and have a stated maturity of May 15, 2018.

The Asset-Backed Notes were issued by 2013-1 Trust pursuant to a note purchase agreement, or the Note Purchase Agreement, dated as of June 28, 2013, by and among us, the Trust Depositor, 2013-1 Trust and Guggenheim Securities, LLC, or Guggenheim Securities, as initial purchaser, and are backed by a pool of loans made to certain portfolio companies of ours and secured by certain assets of such portfolio companies. The pool of loans is to be serviced by us. In connection with the issuance and sale of the Asset-Backed Notes, we have made customary representations, warranties and covenants in the Note Purchase Agreement. The Asset-Backed Notes are secured obligations of 2013-1 Trust and are non-recourse to us.

Like any other secured financing, such as a senior secured credit facility, (1) full economic exposure to the Trust Loans underlying the 2013-1 Securitization remains with the Company, which indirectly owns 100% of the equity of 2013-1 Trust, (2) the purchasers of the Asset-Backed Notes (who are effectively lenders to the 2013-1 Securitization) receive a security interest in a pool of senior secured and second lien loans for their extension of credit, (3) the Company, acting indirectly through the Advisor, retains full control over critical management functions, such as loan origination, and purchasing, monitoring and disposition of investments, (4) the Trust Loans collateralizing the 2013-1 Securitization are included on the Consolidated Statements of Assets and Liabilities and Consolidated Schedules of Investments of the Company for financial reporting purposes and (5) the Asset-Backed Notes are treated as outstanding borrowings of the Company for purposes of monitoring compliance with the asset coverage ratio applicable to business development companies.

As part of the transaction, we entered into a sale and contribution agreement, or the Sale and Contribution Agreement, dated as of June 28, 2013, with the Trust Depositor, pursuant to which we have agreed to sell or have contributed to the Trust Depositor the Trust Loans. We have made customary representations, warranties and covenants in the Sale and Contribution Agreement with respect to the Trust Loans as of the date of the transfer of the Trust Loans to the Trust Depositor. We have also entered into a sale and servicing agreement, or the Sale and Servicing Agreement, dated as of June 28, 2013, with the Trust Depositor and 2013-1 Trust pursuant to which the Trust Depositor has agreed to sell or has contributed the Trust Loans to 2013-1 Trust. We have made customary representations, warranties and covenants in the Sale and Servicing Agreement. We will also serve as administrator to 2013-1 Trust pursuant to an administration agreement, dated as of June 28, 2013, with 2013-1 Trust, Wilmington Trust, National Association, and U.S. Bank National Association. 2013-1 Trust also entered into an indenture, dated as of June 28, 2013, which governs the Asset-Backed Notes and includes customary covenants and events of default. In addition, the Trust Depositor entered into an amended and restated trust agreement, dated as of June 28, 2013, which includes customary representations, warranties and covenants. The Asset-Backed Notes were sold through an unregistered private placement to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who, in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act.

Under the terms of the Asset-Backed Notes, we are required to maintain a reserve cash balance, funded through principal collections from the underlying securitized debt portfolio, which may be used to make monthly interest and principal payments on the Asset-Backed Notes.

On June 3, 2013, we entered into a promissory note with Guggenheim Securities, or the Promissory Note, whereby Guggenheim Securities made a term loan to us in the aggregate principal amount of $15 million, or the Term Loan. We granted Guggenheim Securities a security interest in all of our assets to secure the Term Loan. On June 28, 2013, we used a portion of the proceeds of the private placement of the Asset-Backed Notes to repay all of its outstanding obligations under the Term Loan and the security interest of Guggenheim Securities was released.

As of March 31, 2014 and December 31, 2013 and 2012, other assets were $6.4 million, $5.7 million and $4.6 million, respectively, which were primarily comprised of debt issuance costs. The increase from December 31, 2013 to March 31, 2014 in other assets was primarily due to $1.2 million of assets held by HPO Assets LLC. The increase from December 31, 2012 to December 31, 2013 in other assets was primarily due to the debt issuance costs of $2.1 million and $0.8 million incurred related to our 2013-1 Securitization and the Key Facility, respectively.

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations and off-balance sheet arrangements as of March 31, 2014 is as follows:

	Payments due by period
	Total	Less than 1 year	1 – 3 Years	3 – 5 Years	After 5 years
Borrowings	$119,405	$30,860	$54,450	$34,095	$—
Unfunded commitments	7,000	7,000	—	—	—
Total	$126,405	$37,860	$54,450	$34,095	$—

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of March 31, 2014, we had unfunded commitments of $7.0 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the financial instruments that we hold on our balance sheet. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

In addition to the Key Facility, we have certain commitments pursuant to our Investment Management Agreement entered into with our Advisor. We have agreed to pay a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. Payments under the Investment Management Agreement are equal to (1) a base management fee equal to a percentage of the value of our average gross assets and (2) a two-part incentive fee. We have also entered into a contract with our Advisor to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Advisor’s overhead in performing its obligations under the agreement, including rent, fees and other expenses inclusive of our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See Note 3 to our Consolidated Financial Statements for additional information regarding our Investment Management Agreement and our Administration Agreement.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required under the Code to distribute annually an amount generally at least equal to 90% of our investment company taxable income to our stockholders. Additionally, we must generally distribute or be deemed to have distributed by December 31 of each calendar year an amount at least equal to the sum of 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year 98.2% of the excess of our capital gains over our capital losses (generally computed on the basis of the one-year period ending on October 31 of such calendar year) and 100% of any ordinary income and the excess of capital gains over capital losses for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. We intend to make monthly distributions to our stockholders as determined by our Board.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” DRIP for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes. We may use newly issued shares to implement the DRIP, or we may purchase shares in the open market in connection with our obligations under the DRIP.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into the Investment Management Agreement with our Advisor. Mr. Robert Pomeroy, our Chief Executive Officer and Chairman, is a manager of the Advisor, and Mr. Gerald Michaud, our President, is a manager of our Advisor.
•	Our Advisor provides us with the office facilities and administrative services necessary to conduct day-to day operations pursuant to our Administration Agreement.
•	We have entered into a license agreement with the predecessor of the Advisor, pursuant to which it has granted us a non-exclusive, royalty-free license to use the name “Horizon Technology Finance”.

Our Advisor may manage other investment vehicles, which we refer to as Advisor Funds, with the same investment strategy as us. Our Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in such investments. Accordingly, we may apply for exemptive relief which would permit us to co-invest subject to certain conditions, including, without limitation, approval of such investments by both a majority of our directors who have no financial interest in such transaction and a majority of directors who are not interested persons of us as defined in the 1940 Act.

Critical Accounting Policies

The discussion of our financial condition and results of operation is based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our significant accounting policies in the notes to our consolidated financial statements.

We have identified the following items as critical accounting policies.

Valuation of Investments

Investments are recorded at fair value. Our Board determines the fair value of our portfolio investments. We apply fair value to substantially all of our investments in accordance with GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. We have categorized our investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Our Board determines the fair value of investments in good faith, based on the input of management, the audit committee and independent valuation firms that have been engaged at the direction of our Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under our valuation policy and a consistently applied valuation process. The Board conducts this valuation process at the end of each fiscal quarter, with 25% (based on fair value) of our valuation of portfolio companies that do not have a readily available market quotations subject to review by an independent valuation firm.

Income Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, we may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. All other income is recorded into income when earned. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an ETP that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. We will generally cease accruing the income if there is insufficient value to support the accrual or if we do not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, we receive warrants to purchase shares of stock from the borrower. We record the warrants as assets at estimated fair value on the grant date using the Black-Scholes valuation model. We consider the warrants loan fees and record them as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with our income recognition policy. Subsequent to loan origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains on investments.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. We measure realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Income taxes

We have elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, we are required to meet certain source of income and asset diversification requirements, and we must timely distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions, we will accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

We evaluate tax positions taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority in accordance with Topic 740, as modified by Topic 946, of the Financial Accounting Standards Board’s, or FASB’s, Accounting Standards Codification, as amended. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, are recorded as a tax expense in the current year. It is our policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. We had no material uncertain tax positions at March 31, 2014, and December 31, 2013 and 2012.

Recently Issued Accounting Standards

In June 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. ASU 2013-08 did not have a material impact on our consolidated financial position or disclosures.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the loans within our portfolio were mostly at fixed rates and we expect that our loans in the future will also have primarily fixed interest rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index and typically have interest rates that are fixed at the time of the loan funding and remain fixed for the term of the loan.

Assuming that the consolidated statement of assets and liabilities as of March 31, 2014 was to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the consolidated statement of assets and liabilities and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

While our 2019 Notes and our Asset-Backed Notes bear interest at a fixed rate, the Key Facility has a floating interest rate provision based on a LIBOR index which resets daily, and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions. We have used hedging instruments in the past to protect us against interest rate fluctuations, and we may use them in the future. Such instruments may include swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and will continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31, 2014, and December 31, 2013, 2012, 2011 and 2010. The report of McGladrey LLP, our independent registered public accounting firm, on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. This information about our senior securities should be read in conjunction with our audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(dollar amounts in millions)
Credit Facilities
2014 (as of March 31)	$10.0	$25,718	—	N/A
2013	$10.0	$25,818	—	N/A
2012	$56.0	$4,177	—	N/A
2011	$64.6	$3,012	—	N/A
2010	$87.4	$2,455	—	N/A
2019 Notes
2014 (as of March 31)	$33.0	$7,793	—	$25.58
2013	$33.0	$7,824	—	$25.70
2012	$33.0	$7,091	—	$25.34
2013-1 Securitization
2014 (as of March 31)	$76.4	$3,366	—	N/A
2013	$79.3	$3,254	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the original cost less accumulated depreciation, amortization or impairment of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount which the holder of such class of senior security would be entitled upon the voluntary liquidation of the applicable issuer in preference to any security junior to it. The “ — ” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of securities.
(4)	Not applicable to our Credit Facilities and 2013-1 Securitization because such securities are not registered for public trading.

BUSINESS

General

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries. We were formed on March 16, 2010 as a Delaware corporation for the purpose of acquiring, continuing and expanding the business of our wholly-owned subsidiary, Compass Horizon and operating as an externally managed BDC under the 1940 Act. Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans to companies backed by established venture capital and private equity firms in our Target Industries. We also selectively lend to publicly-traded companies in our Target Industries. Venture Lending is typically characterized by, among other things, (i) the making of a secured loan after a venture capital or equity investment in the portfolio company has been made, which investment provides a source of cash to fund the portfolio company’s debt service obligations under the Venture Loan, (ii) the senior priority of the Venture Loan which requires repayment of the Venture Loan prior to the equity investors realizing a return on their capital, (iii) the relatively rapid amortization of the Venture Loan and (iv) the lender’s receipt of warrants or other success fees with the making of the Venture Loan.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated for as a RIC under Subchapter M of the Code. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing. As a RIC, we generally do not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution, asset diversification and other requirements.

We are externally managed and advised by our Advisor. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Our Portfolio

From our inception and through March 31, 2014, we funded 105 portfolio companies and invested $583.2 million in loans (including 57 loans, in the amount $234.7 million, that have been repaid). As of March 31, 2014, our total debt investment portfolio consisted of 48 loans which totaled $217.9 million. Of these loans, 68.6% were held through our 2013-1 Securitization, which as of March 31, 2014 totaled $149.5 million. As of March 31, 2014, our net assets were $137.8 million. All of our existing loans are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The loans in our loan portfolio are generally not rated by any rating agency. If the individual loans in our portfolio were rated, they would be rated below “investment grade” because they are subject to many risks, including volatility, intense competition, short product life cycles and periodic downturns.

For the quarter ended March 31, 2014, our loan portfolio had a dollar-weighted average annualized yield of 13.6% (excluding any yield from warrants). The warrants we receive from time to time when making loans to portfolio companies are excluded from the calculation of our dollar-weighted average annualized yield because such warrants do not generate any yield since we do not receive dividends or other payments in respect of our outstanding warrants. The dollar-weighted average annualized yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors. As of March 31, 2014, our loan portfolio had a dollar-weighted average term of 42 months from inception and a dollar-weighted average remaining term of 28 months. In addition, we held warrants to purchase either common stock or preferred stock in 74 portfolio companies. As of March 31, 2014, substantially all of our loans had an original committed principal amount of between $2 million and $15 million, repayment terms of between 33 and 48 months and bore current pay interest at annual interest rates of between 9% and 13%.

Our Advisor

Our investment activities are managed by our Advisor and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our diversified portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation by our Advisor, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President. The other senior managers include Christopher M. Mathieu, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer and Daniel S. Devorsetz, our Senior Vice President and Chief Credit Officer.

Our Strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, we expect our Advisor to continue to employ the following core strategies:

•	Structured Investments in the Venture Capital and Private Equity Markets. We make loans to development-stage companies within our Target Industries typically in the form of secured loans. The secured debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current-pay interest and amortization of loan principal and have a senior position to equity in the borrower’s capital structure in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our loans primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the loan upon a default. Only the potential gains from warrants depend upon equity investments exits.
•	“Enterprise Value” Lending. We and our Advisor take an enterprise value approach to the loan structuring and underwriting process. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the applicable portfolio company’s particular technology, service on customer base. We secure our senior or subordinated lien position against the enterprise value of a portfolio company.
•	Creative Products with Attractive Risk-Adjusted Pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include funds for additional development “runways”, funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current-pay interest, commitment fees, ETPs, pre-payment fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ financing requirements while mitigating risk and maximizing returns on our investments.
•	Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise”

provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.
•	Direct Origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.
•	Disciplined and Balanced Underwriting and Portfolio Management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.
•	Use of Leverage. We use leverage to increase returns on equity through the Key Facility, our 2013-1 Securitization, and our 2019 Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information about the Key Facility, 2013-1 Securitization and 2019 Notes. In addition, we may issue additional debt securities or preferred stock in one or more series in the future, the specific terms of which will be described in the particular prospectus supplement relating to that series. See “Description of Debt Securities That We May Issue” and “Description of Preferred Stock That We May Issue” for additional information about the debt securities or preferred stock we may issue.
•	Customized Loan Documentation Process. Our Advisor employs an internally managed documentation process that assures that each loan transaction is documented using our “enterprise value” loan documents specifically tailored to each transaction. Our Advisor uses experienced in-house senior legal counsel to oversee the documentation and negotiation of each of our transactions.
•	Active Portfolio Management. Because many of our portfolio companies are privately held, development-stage companies in our Target Industries, our Advisor employs a “hands on” approach to its portfolio management processes and procedures. Our Advisor requires the private portfolio companies to provide monthly financial information, and our Advisor participates in quarterly discussions with the management and investors of our portfolio companies. Our Advisor prepares monthly management reporting and internally rates each portfolio company.
•	Portfolio Composition. Monitoring the composition of the portfolio is an important component of the overall growth and portfolio management strategy. Our Advisor monitors the portfolio regularly to avoid undue focus in any sub-industry, stage of development or geographic area. By regularly monitoring the portfolio for these factors we attempt to reduce the risk of down market cycles associated with any particular industry, development stage or geographic area.

Market Opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include, but are not limited to, communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include, but are not limited to, biotechnology, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include, but are not limited to, diagnostics, medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include, but are not limited to, alternative energy, water purification, energy efficiency, green building materials and waste recycling.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the high degree of risk associated with lending to development-stage companies. Potential benefits include:

•	Higher Interest Rates. Venture Loans typically bear interest at rates that exceed the rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions. We believe these rates provide a risk-adjusted return to lenders compared with other types of debt investing and provide a significantly less expensive alternative to equity financing for development-stage companies.
•	Loan Support Provided by Cash Proceeds from Equity Capital Provided by Venture Capital and Private Equity Firms. In many cases, a Venture Lender makes a Venture Loan to a portfolio company in conjunction with, or immediately after, a substantial venture capital or private equity investment in the portfolio company. This equity capital investment supports the loan by initially providing a source of cash to fund the portfolio company’s debt service obligations. In addition, because the loan ranks senior in priority of payment to the equity capital investment, the portfolio company must repay that debt before the equity capital investors realize a return on their investment. If the portfolio company subsequently becomes distressed, its venture capital and private equity investors will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets. We believe that the support of venture capital and private equity investors increases the likelihood that a Venture Loan will be repaid.
•	Relatively Rapid Amortization of Loans. Venture Loans typically require that interest payments begin within one month of closing, and principal payments begin within twelve months of closing, thereby returning capital to the lender and reducing the capital at risk with respect to the investment. Because Venture Loans are typically made at the time of, or soon after, a portfolio company completes a significant venture capital or private equity financing, the portfolio company usually has sufficient funds to begin making scheduled principal and interest payments even if it is not then generating revenue and/or positive cash flow. If a portfolio company is able to increase its “enterprise value” during the term of the loan (which is typically between 24 and 48 months), the lender may also benefit from a reduced loan-to-value ratio, which reduces the risk of the loan.
•	Senior Ranking to Equity and Collateralization. A Venture Loan is typically secured by some or all of the portfolio company’s assets, thus making the loan senior in priority to the equity invested in the portfolio company. In many cases, if a portfolio company defaults on its loan, the value of this collateral will provide the lender with an opportunity to recover all or a portion of its investment. Because holders of equity interests in a portfolio company will generally lose their investments before the Venture Lender experiences losses, we believe that the likelihood of losing all of our invested capital in a Venture Loan is lower than would be the case with an equity investment.
•	Potential Equity Appreciation Through Warrants. Venture Lenders are typically granted warrants in portfolio companies as additional consideration for making Venture Loans. The warrants permit the Venture Lender to purchase equity securities of the portfolio companies at the same price paid by the portfolio company’s investors for such preferred stock in the most recent or next equity round of the portfolio company’s financing. Historically, warrants granted to Venture

Lenders have generally had a term of ten years and been in dollar amounts equal to between 5% and 20% of the principal loan amount. Warrants provide Venture Lenders with an opportunity to participate in the potential growth in value of the portfolio company, thereby increasing the potential return on investment.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as:

•	Venture Loans are Typically Less Dilutive than Venture Capital and Private Equity Financing. Venture Loans allow a company to access the cash necessary to implement its business plan without diluting the existing investors in the company. Typically, the warrants or other equity securities issued as part of a Venture Lending transaction result in only minimal dilution to existing investors as compared to the potential dilution of a new equity round of financing.
•	Venture Loans Extend the Time Period During Which a Portfolio Company Can Operate Before Seeking Additional Equity Financing. By using a Venture Loan, development-stage companies can postpone the need for their next round of equity financing, thereby extending their cash available to fund operations. This delay can provide portfolio companies with additional time to improve technology, achieve development milestones and, potentially, increase the company’s valuation before seeking more equity investments.
•	Venture Loans Allow Portfolio Companies to Better Match Cash Sources with Uses. Debt is often used to fund infrastructure costs, including office space and laboratory equipment. The use of debt to fund infrastructure costs allows a portfolio company to spread these costs over time, thereby conserving cash at a stage when its revenues may not be sufficient to cover expenses. Similarly, working capital financing may be used to fund selling and administrative expenses ahead of anticipated corresponding revenue. In both instances, equity capital is preserved for research and development expenses or future expansion.

Competitive Strengths

We believe that we, together with our Advisor, possess significant competitive strengths, including:

•	Consistently Execute Commitments and Close Transactions. Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and managing Venture Loans. Our Advisor and its predecessor have directly originated, underwritten and managed more than 170 Venture Loans with an aggregate original principal amount over $1.1 billion since operations commenced in 2004. In our experience, prospective portfolio companies prefer lenders that have demonstrated their ability to deliver on their commitments.
•	Robust Direct Origination Capabilities. Our Advisor’s managing directors each have significant experience originating Venture Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and an extensive base of transaction sources and references. Our Advisor’s brand name recognition in our market has resulted in a steady flow of high quality investment opportunities that are consistent with the strategic vision and expectations of our Advisor’s senior management.
•	Highly Experienced and Cohesive Management Team. Our Advisor has had the same senior management team of experienced professionals since its inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.
•	Relationships with Venture Capital and Private Equity Investors. Our Advisor has developed strong relationships with venture capital and private equity firms and their partners. The strength and breadth of our Advisor’s venture capital and private equity relationships would take other firms considerable time and expense to develop and we believe this represents a significant barrier to entry.

•	Well-Known Brand Name. Our Advisor has originated Venture Loans to more than 170 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms. We believe that the “Horizon Technology Finance” brand, as a competent, knowledgeable and active participant in the Venture Lending marketplace will continue to result in a significant number of referrals and prospective investment opportunities in our Target Industries.

Stages of Development of Venture Capital and Private Equity-backed Companies

Below is a typical development curve for a company in our Target Industries and the various milestones along the development curve where we believe a Venture Loan may be a preferred financing solution:

Stages of Development

Early

- Product R&D
- Staff
- IP

Mid Stage

- Prototypes
- Trial
- Beta test

Late

- Customer
- Sales
- Increasing cash

IPO or M&A
Profitability
Sales Ramp
Marketing "C" Round
Trial "B" Round
Revolving
Product R&D "A" Round
Larger Technology
Technology and Equipment Loan
Seed Round
Technology
Late
Smaller Technology Loan Or Equipment Loan
Mid Stage
Introduction to Company
Early

Investment Criteria

We seek to invest in companies that are diversified by their stage of development, their Target Industries and sectors of Target Industries and their geographical location, as well as by the venture capital and private equity sponsors that support our portfolio companies. While we invest in companies at various stages of development, we require that prospective portfolio companies be beyond the seed stage of development and have received at least their first round of venture capital or private equity financing before we will consider making an investment. We expect a prospective portfolio company to demonstrate its ability to advance technology and increase its value over time.

We have identified several criteria that we believe have proven, and will prove, important in achieving our investment objective. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria are met by each portfolio company in which we choose to invest.

Management.  Our portfolio companies are generally led by experienced management that has in-market expertise in the Target Industry in which the company operates, as well as extensive experience with development-stage companies. The adequacy and completeness of the management team is assessed relative to the stage of development and the challenges facing the potential portfolio company.

Continuing Support from One or More Venture Capital and Private Equity Investors.  We typically invest in companies in which one or more established venture capital and private equity investors have previously invested and continue to make a contribution to the management of the business. We believe that established venture capital and private equity investors can serve as a committed partner and will assist their portfolio companies and their management teams in creating value. We take into consideration the total amount raised by the company, the valuation history, investor reserves for future investment and the expected timing and milestones to the next equity round financing.

Operating Plan and Cash Resources.  We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. Our review of the operating plan will take into consideration existing cash, cash burn, cash runway and the milestones necessary for the company to achieve cash flow positive operations or to access additional equity from the investors.

Enterprise and Technology Value.  We expect that the enterprise value of a prospective portfolio company should substantially exceed the principal balance of debt borrowed by the company. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the company’s particular technology, service or customer base.

Market Opportunity and Exit Strategy.  We seek portfolio companies that are addressing large market opportunities that capitalize on their competitive advantages. Competitive advantages may include unique technology, protected intellectual property, superior clinical results or significant market traction. As part of our investment analysis, we typically also consider potential realization of our warrants through merger, acquisition or initial public offering based upon comparable exits in the company’s Target Industry.

Investment Process

Our Board has delegated authority for all investment decisions to our Advisor. Our Advisor, in turn, has created an integrated approach to the loan origination, underwriting, approval and documentation process that we believe effectively combines the skills of our Advisor’s professionals. This process allows our Advisor to achieve an efficient and timely closing of an investment from the initial contact with a prospective portfolio company through the investment decision, close of documentation and funding of the investment, while ensuring that our Advisor’s rigorous underwriting standards are consistently maintained. We believe that the high level of involvement by our Advisor’s staff in the various phases of the investment process allows us to minimize the credit risk while delivering superior service to our portfolio companies.

Origination.  Our Advisor’s loan origination process begins with its industry-focused regional managing directors who are responsible for identifying, contacting and screening prospects. These managing directors meet with key decision makers and deal referral sources such as venture capital and private equity firms and management teams, legal firms, accounting firms, investment banks and other lenders to source prospective portfolio companies. We believe our brand name and management team are well known within the Venture Lending community, as well as by many repeat entrepreneurs and board members of prospective portfolio companies. These broad relationships, which reach across the Venture Lending industry, give rise to a significant portion of our Advisor’s deal origination.

The responsible managing director of our Advisor obtains review materials from the prospective portfolio company and from those materials, as well as other available information, determines whether it is appropriate for our Advisor to issue a non-binding term sheet. The managing director bases this decision to proceed on his or her experience, the competitive environment and the prospective portfolio company’s needs and also seeks the counsel of our Advisor’s senior management and investment team.

Term Sheet.  If the managing director determines, after review and consultation with senior management, that the potential transaction meets our Advisor’s initial credit standards, our Advisor will issue a non-binding term sheet to the prospective portfolio company.

The terms of the transaction are tailored to a prospective portfolio company’s specific funding needs while taking into consideration market dynamics, the quality of the management team, the venture capital and private equity investors involved and applicable credit criteria, which may include the prospective portfolio company’s existing cash resources, the development of its technology and the anticipated timing for the next round of equity financing.

Underwriting.  Once the term sheet has been negotiated and executed and the prospective portfolio company has remitted a good faith deposit, we request additional due diligence materials from the prospective portfolio company and arrange for a due diligence visit.

Due Diligence.  The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team including its Chief Executive Officer, Chief Financial Officer, Chief Scientific or Technology Officer, principal marketing or sales professional and other key managers. The process includes obtaining and analyzing information from independent third parties that have knowledge of the prospective portfolio company’s business, including, to the extent available analysts that follow the technology market, thought leaders in our Target Industries and important customers or partners, if any. Outside sources of information are reviewed, including industry publications, scientific and market articles, Internet publications, publicly available information on competitors or competing technologies and information known to our Advisor’s investment team from their experience in the technology markets.

A key element of the due diligence process is interviewing key existing investors in the prospective portfolio company, who are often also members of the prospective portfolio company’s board of directors. While these board members and/or investors are not independent sources of information, their support for management and willingness to support the prospective portfolio company’s further development are critical elements of our decision making process.

Investment Memorandum.  Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, our Advisor’s assigned credit officer prepares an investment memorandum for review and approval. The investment memorandum is reviewed by our Advisor’s Chief Credit Officer and submitted to our Advisor’s investment committee for approval.

Investment Committee.  Our Board delegates authority for all investment decisions to our Advisor’s investment committee.

Our Advisor’s investment committee is responsible for overall credit policy, portfolio management, approval of all investments, portfolio monitoring and reporting and managing of problem accounts. The committee interacts with the entire staff of our Advisor to review potential transactions and deal flow. This interaction of cross-functional members of our Advisor’s staff assures efficient transaction sourcing, negotiating and underwriting throughout the transaction process. Portfolio performance and current market conditions are reviewed and discussed by the investment committee on a regular basis to assure that transaction structures and terms are consistent and current.

Loan Closing and Funding.  Approved investments are documented and closed by our Advisor’s in-house legal and loan administration staff. Loan documentation is based upon standard templates created by our Advisor and is customized for each transaction to reflect the specific deal terms. The transaction documents typically include a loan and security agreement, warrant agreement and applicable perfection documents, including applicable UCC financing statements and, as applicable, may also include a landlord agreement, patent and trademark security grants, a subordination agreement and other standard agreements for commercial loans in the Venture Lending industry. Funding requires final approval by our Advisor’s General Counsel, Chief Executive Officer or President, Chief Financial Officer and Chief Credit Officer.

Portfolio Management and Reporting.  Our Advisor maintains a “hands on” approach to maintain communication with our portfolio companies. At least quarterly, our Advisor contacts our portfolio companies for operational and financial updates by phone and performs reviews. Our Advisor may contact portfolio companies deemed to have greater credit risk on a monthly basis. Our Advisor requires all private companies to provide financial statements. For public companies, our Advisor typically relies on publicly reported quarterly financials. Our Advisor also typically receives copies of bank and security statements, as well as any other information required to verify reported financial information. This allows our Advisor to identify any unexpected developments in the financial performance or condition of the portfolio company.

Our Advisor has developed a proprietary internal credit rating system to analyze the quality of our loans. Using this system, our Advisor analyzes and then rates the credit risk within the portfolio on a monthly basis. Each portfolio company is rated on a 1 through 4 scale, with 3 representing the rating for a standard level of risk. A rating of 4 represents an improved and better credit quality. A rating of 2 or 1 represents a deteriorating credit quality and increasing risk. Newly funded investments are typically assigned a rating of 3, unless extraordinary circumstances require otherwise. These investment ratings are generated internally by our Advisor, and we cannot guarantee that others would assign the same ratings to our portfolio investments or similar portfolio investments.

Our Advisor closely monitors portfolio companies rated a 1 or 2 for adverse developments. In addition, our Advisor maintains regular contact with the management, board of directors and major equity holders of these portfolio companies in order to discuss strategic initiatives to correct the deterioration of the portfolio company.

The table below describes each rating level:

Rating
4	The portfolio company has performed in excess of our expectations at the time of initial underwriting as demonstrated by exceeding revenue milestones, clinical milestones or other operating metrics or as a result of raising capital well in excess of our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value greatly exceeds our loan balance; it has achieved cash flow positive operations or has sufficient cash resources to cover the remaining balance of the loan; there is strong potential for warrant gains from our warrants; and there is a high likelihood that the borrower will receive favorable future financing to support operations. Loans rated 4 are the lowest risk profile in our portfolio and there is no expected risk of principal loss.
3	The portfolio company has performed to our expectations at the time of initial underwriting as demonstrated by hitting revenue milestones, clinical milestones or other operating metrics. It has raised, or is expected to raise, capital consistent with our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value comfortably exceeds our loan balance; it has sufficient cash resources to operate according to its plan; it is expected to raise additional capital as needed; and there continues to be potential for warrant gains from our warrants. All new loans are rated 3 when approved and thereafter 3 rated loans represent a standard risk profile, with no loss currently expected.
2	The portfolio company has performed below our expectations at underwriting as demonstrated by missing revenue milestones, delayed clinical progress or otherwise failing to meet projected operating metrics. It may have raised capital in support of the poorer performance but generally on less favorable terms than originally contemplated at the time of underwriting. Generally the portfolio company displays one or more of the following: its enterprise value exceeds our loan balance but at a lower multiple than originally expected; it has sufficient cash to operate according to its plan but liquidity may be tight; and it is planning to raise additional capital but there is uncertainty and the potential for warrant gains from our warrants are possible, but unlikely. Loans rated 2 represent an increased level of risk. While no loss is currently anticipated for a 2 rated loan, there is potential for future loss of principal.

Rating
1	The portfolio company has performed well below plan as demonstrated by materially missing revenue milestones, delayed or failed clinical progress or otherwise failing to meet operating metrics. The portfolio company has not raised sufficient capital to operate effectively or retire its debt obligation to us. Generally the portfolio company displays one or more of the following: its enterprise value may not exceed our loan balance; it has insufficient cash to operate according to its plan and liquidity may be tight; and there are uncertain plans to raise additional capital or the portfolio company is being sold under distressed conditions. There is no potential for warrant gains from our warrants. Loans rated 1 are generally put on non-accrual status and represent a high degree of risk of loss.

For a discussion of the ratings of our existing portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Loan Portfolio Asset Quality.”

Managerial Assistance

As a BDC, we offer, through our Advisor, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our Advisor for its expenses related to providing such services on our behalf.

Competition

We compete to provide financing to development-stage companies in our Target Industries with a number of investment funds and other BDCs, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial and other resources than we do. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of our Advisor’s investment professionals, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and its customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. For additional information concerning our competitive position and competitive risks, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.”

Employees

We do not have any employees. Each of our executive officers described under “Management” is an employee of our Advisor. Our day-to-day investment operations are managed by our Advisor. We reimburse our Advisor for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, as our Administrator, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters and our Advisor’s headquarters are currently located at 312 Farmington Avenue, Farmington, Connecticut 06032. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

Neither we nor our Advisor is currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2014 for each portfolio company in which we had a debt, equity or other investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

The following table sets forth certain information for each portfolio company in which we had an investment as of March 31, 2014.

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments
Debt Investments – Life Science
Inotek Pharmaceuticals Corporation(2) 131 Hartwell Avenue, Suite 105 Lexington, MA 02421	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 10/1/16)	$3,500	$3,466	$3,466
N30 Pharmaceuticals, Inc.(2) 3122 Sterling Circle, Suite 200 Boulder, CO 80301	Biotechnology	Term Loan (11.25% cash, 3.00% ETP, Due 9/1/14) Term Loan (11.25% cash, 3.00% ETP, Due 10/1/15)	514 1,952	512 1,936	512 1,936
New Haven Pharmaceuticals, Inc.(2) 965 West Main Street Branford, CT 06405	Biotechnology	Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16) Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	1,451 484	1,431 477	1,431 477
Sample6, Inc.(2) 27 Drydock Avenue, 2nd Floor Boston, MA 02210	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 1/1/16)	1,996	1,979	1,979
Sunesis Pharmaceuticals, Inc.(2)(5) 395 Oyster Point Blvd, Suite 400 South San Francisco, CA 94080	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15) Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	1,244 1,867	1,239 1,839	1,239 1,839
Xcovery Holding Company, LLC(2) 505 S. Flagler Drive, Suite 1330 West Palm Beach, FL 33401	Biotechnology	Term Loan (12.50% cash, Due 8/1/15) Term Loan (12.50% cash, Due 8/1/15) Term Loan (12.50% cash, Due 10/1/15)	745 1,172 222	744 1,171 222	744 1,171 222
Accuevin, Inc. 40 Goose Hill Road Cold Spring Harbor, NY 11724	Medical Device	Term Loan (10.40% cash (Floor 10.40%; Ceiling 11.90%), 5.00% ETP, Due 8/1/17)	4,000	3,945	3,945
Mederi Therapeutics, Inc. 8 Sound Shore Drive Greenwich, CT 06830	Medical Device	Term Loan (10.75% cash (Floor 10.75%; Ceiling 12.75%), 4.00% ETP, Due 7/1/17) Term Loan (10.75% cash (Floor 10.75%; Ceiling 12.75%),4.00% ETP, Due 7/1/17)	3,000 3,000	2,960 2,920	2,960 2,920
Mitralign, Inc.(2) 3 Highwood Drive Boston, MA 01876	Medical Device	Term Loan (12.00% cash, 3.00% ETP, Due 10/1/15) Term Loan (10.88% cash, 3.00% ETP, Due 11/1/15) Term Loan (10.50% cash, 3.00% ETP, Due 7/1/16)	1,390 969 1,143	1,378 961 1,119	1,378 961 1,119
Tengion, Inc.(2)(5) 3929 Westpoint Blvd, Suite G Winston-Salem, NC 27103	Medical Device	Term Loan (13.00% cash, Due 5/1/14)	351	350	350
Tryton Medical, Inc.(2) 1000 Park Forty Plaza, Suite 325 Durham, NC 27713	Medical Device	Term Loan (10.41% cash (Prime + 7.16%), 2.50% ETP, Due 9/1/16)	3,000	2,966	2,966
Total Debt Investments — Life Science				31,615	31,615
Debt Investments — Technology
Ekahau, Inc.(2) 1851 Alexander Bell Drive Reston, VA 20191	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17) Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	1,500 500	1,477 492	1,477 492
Overture Networks, Inc.(2) 637 Davis Drive Morrisville, NC 27560	Communications	Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16) Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	5,000 2,500	4,944 2,466	4,944 2,466
Optaros, Inc.(2) 10 Milk Street Boston, MA 02108	Internet and Media	Term Loan (11.95% cash, 3.00% ETP, Due 10/1/15) Term Loan (11.95% cash, 3.00% ETP, Due 3/1/16)	1,463 451	1,455 448	1,455 448
SimpleTuition, Inc.(2) 268 Summer Street, Suite 502 Boston, MA 02210	Internet and Media	Term Loan (11.75% cash, Due 3/1/16)	3,524	3,487	3,487

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Nanocomp Technologies, Inc. 57 Daniel Webster Highway Merrimack, NH 03057	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	1,000	981	981
Aquion Energy, Inc.(2) 32 39th Street Pittsburgh, PA 15201	Power Management	Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16) Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16) Term Loan (10.25% cash, 4.00% ETP, Due 6/1/16)	2,421 2,421 2,703	2,413 2,413 2,691	2,413 2,413 2,691
Xtreme Power, Inc. 1120 Goforth Road Kyle, TX 78640	Power Management	Term Loan (10.75% cash, 9.00% ETP, Due 5/1/16) Term Loan (15.00% cash, Due 4/14/14)	6,000 2,435	5,960 2,435	5,960 2,435
Avalanche Technology, Inc.(2) 46600 Landing Parkway Fremont, CA 94538	Semiconductors	Term Loan (10.00% cash, 2.00% ETP, Due 7/1/16) Term Loan (10.00% cash, 2.00% ETP, Due 1/1/18)	2,728 2,500	2,710 2,460	2,710 2,460
eASIC Corporation(2) 2585 Augustine Drive, Suite 100 Santa Clara, CA 95054	Semiconductors	Term Loan (11.00% cash, 2.50% ETP, Due 4/1/17)	2,000	1,971	1,971
Kaminario, Inc.(2) 275 Grove Street, Suite 2-400 Newton, MA 02466	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16) Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000 3,000	2,961 2,961	2,961 2,961
Luxtera, Inc.(2) 2320 Camino Vida Roble Carlsbad, CA 92011	Semiconductors	Term Loan (10.25% cash, 8.00% ETP, Due 7/1/17) Term Loan (10.25% cash, 8.00% ETP, Due 7/1/17)	2,632 1,469	2,568 1,458	2,568 1,458
Newport Media, Inc.(2) 1 Spectrum Point Drive, Suite 225 Lake Forest, CA 92630	Semiconductors	Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16) Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500 3,500	3,429 3,429	3,429 3,429
NexPlanar Corporation(2) 7175 NW Evergreen Parkway, Suite 200 Hillsboro, OR 97124	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16) Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	3,000 2,000	2,969 1,972	2,969 1,972
Soraa Inc. 6500 Kaiser Drive Fremont, CA 94555	Semiconductors	Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),
4.00% ETP, Due 11/1/17)
Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),
4.00% ETP, Due 11/1/17)
Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),
4.00% ETP, Due 11/1/17)
Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),
		4.00% ETP, Due 11/1/17)	2,500 2,500 2,500 2,500	2,457 2,457 2,457 2,457	2,457 2,457 2,457 2,457
Xtera Communications, Inc.(2) 500 W. Bethany Drive, Suite 100 Allen, TX 75013	Semiconductors	Term Loan (11.50% cash, 14.77% ETP, Due 7/1/15) Term Loan (11.50% cash, 13.65% ETP, Due 2/1/16)	6,468 1,731	6,448 1,721	6,448 1,721
Bolt Solutions, Inc.(2) 90 Park Avenue, Suite 1720 New York, NY 10016	Software	Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16) Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,264 4,264	4,234 4,234	4,234 4,234
Construction Software Technologies, Inc.(2) 4500 Lake Forest Drive Cincinnati, OH 45202	Software	Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16) Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200 4,200	4,176 4,176	4,176 4,176
Courion Corporation(2) 1900 West Park Drive, Suite 100 Westborough, MA 01581	Software	Term Loan (11.45% cash, Due 10/1/15) Term Loan (11.45% cash, Due 10/1/15)	2,331 2,331	2,325 2,325	2,325 2,325
Decisyon, Inc.(2) 1266 East Main Street Stamford, CT 06902	Software	Term Loan (11.65% cash, 5.00% ETP, Due 9/1/16)	4,000	3,940	3,940
Kontera Technologies, Inc.(2) 1940 Bryant Street San Francisco, CA 94103	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16) Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000 4,000	3,957 3,957	3,957 3,957
Lotame Solutions, Inc.(2) 8850 Stanford Blvd, Suite 2000 Columbus, MD 21045	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16) Term Loan (11.50% cash, 3.00% ETP, Due 9/1/16)	4,000 1,500	3,975 1,489	3,975 1,489
Netuitive, Inc.(2) 12700 Sunrise Valley Drive Reston, VA 20191	Software	Term Loan (11.75% cash, Due 1/1/16)	2,105	2,083	2,083
Raydiance, Inc.(2) 1450 N. McDowell Blvd Petaluma, CA 94954	Software	Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16) Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	4,855 971	4,812 950	4,812 950
Razorsight Corporation(2) 12012 Sunset Hills Road, Suite 910 Reston, VA 20190	Software	Term Loan (11.75% cash, 3.00% ETP, Due 11/1/16) Term Loan (11.75% cash, 3.00% ETP, Due 8/1/16) Term Loan (11.75% cash, 3.00% ETP, Due 7/1/17)	1,500 1,457 1,000	1,481 1,436 982	1,481 1,436 982

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Sys-Tech Solutions, Inc.(2) 2540 U.S. Highway 130 Cranbury, NJ 08512	Software	Term Loan (11.65% cash, Due 6/1/16)	7,100	6,598	6,598
VBrick Systems, Inc. 2121 Cooperative Way, Suite 100 Herndon, VA 20171	Software	Term Loan (11.50% cash (Floor 10.50%; Ceiling 13.50%), 5.00% ETP, Due 7/1/17)	3,000	2,972	2,972
Vidsys, Inc.(2) 8219 Leesburg Pike, Ste. 250 Vienna, VA 22182	Software	Term Loan (11.00% cash, 6.50% ETP, Due 6/1/16)	3,000	2,976	2,976
Visage Mobile, Inc.(2) 500 Sansome Street, Suite 300 San Francisco, CA 94111	Software	Term Loan (12.00% cash, 3.50% ETP, Due 9/1/16)	896	885	885
Total Debt Investments — Technology				142,510	142,510
Debt Investments — Cleantech
Renmatix, Inc.(2) 600 Allendale Road King of Prussia, PA 19406	Alternative Energy	Term Loan (10.25% cash, 9.00% ETP, Due 2/1/16) Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16) Term Loan (10.25% cash, Due 10/1/16)	1,816 1,816 4,733	1,806 1,806 4,696	1,806 1,806 4,696
Semprius, Inc.(2)(8) 4915 Prospectus Drive, Suite C Durham, NC 27713	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	3,135	3,115	2,805
Aurora Algae, Inc.(2) 3325 Investment Blvd. Hayward, CA 94545	Energy Efficiency	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	1,068	1,065	1,065
Rypos, Inc.(2) 150 Hopping Brook Road Holliston, MA 01746	Energy Efficiency	Term Loan (11.80% cash, Due 1/1/17) Term Loan (11.80% cash, Due 9/1/17)	3,000 1,000	2,955 980	2,955 980
Tigo Energy, Inc.(2) 420 Blossom Hill Road Los Gatos, CA 95032	Energy Efficiency	Term Loan (13.00% cash, 3.16% ETP, Due 6/1/15)	1,874	1,864	1,864
Cereplast, Inc.(5)(8) 2213 Killion Avenue Seymour, IN 47274	Waste Recycling	Term Loan (12.00% cash, Due 8/1/14) Term Loan (12.00% cash, Due 8/1/14)	1,081 1,160	978 1,141	328 352
Total Debt Investments — Cleantech				20,406	18,657
Debt Investments — Healthcare information and services
Radisphere National Radiology Group, Inc.(2) 23625 Commerce Park, Suite 204 Beachwood, OH 44122	Diagnostics	Revolver (11.25% cash (Prime + 8.00%), Due 10/1/15)	12,000	11,921	11,921
Watermark Medical, Inc.(2) 1641 Worthington Road, Suite 320 West Palm Beach, FL 33409	Other Healthcare	Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17) Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500 3,500	3,457 3,457	3,457 3,457
Recondo Technology, Inc.(2) 8300 E. Maplewood Avenue, Suite 310 Greenwood Village, CO 80111	Software	Term Loan (11.50% cash, 4.14% ETP, Due 4/1/16) Term Loan (11.00% cash, 3.00% ETP, Due 1/1/17) Term Loan (10.50% cash, 2.50% ETP, Due 1/1/18)	1,384 2,500 2,500	1,360 2,476 2,471	1,360 2,476 2,471
Total Debt Investments — Healthcare information and services				25,142	25,142
Total Debt Investments				219,673	217,924
Warrant Investments
Warrants — Life Science
ACT Biotech Corporation NGN Capital 369 Lexington Avenue, 17th Floor New York, NY 10017	Biotechnology	1,521,820 Preferred Stock Warrants	—	83	—
Ambit Biosciences, Inc.(5) 4215 Sorrento Valley Blvd. San Diego, CA 92121	Biotechnology	44,795 Common Stock Warrants	—	143	6
Anacor Pharmaceuticals, Inc.(2)(5) 1020 East Meadow Circle Palo Alto, CA 94303	Biotechnology	84,583 Common Stock Warrants	—	93	1,143
Celsion Corporation(5) 997 Lenox Drive, Suite 100 Lawrenceville, NJ 08648	Biotechnology	5,708 Common Stock Warrants	—	15	—
Inotek Pharmaceuticals Corporation 131 Hartwell Avenue, Suite 105 Lexington, MA 02421	Biotechnology	114,387 Preferred Stock Warrants	—	17	16

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
N30 Pharmaceuticals, Inc. 3122 Sterling Circle, Suite 200 Boulder, CO 80301	Biotechnology	214,200 Preferred Stock Warrants	—	122	247
New Haven Pharmaceuticals, Inc. 965 West Main Street Branford, CT 06405	Biotechnology	34,729 Preferred Stock Warrants	—	22	25
Revance Therapeutics, Inc.(5) 7555 Gateway Blvd. Newark, CA 94560	Biotechnology	34,377 Common Stock Warrants	—	68	586
Sample6, Inc. 27 Drydock Avenue, 2nd Floor Boston, MA 02210	Biotechnology	200,582 Preferred Stock Warrants	—	27	23
Sunesis Pharmaceuticals, Inc.(5) 395 Oyster Point Blvd., Suite 400 South San Francisco, CA 94080	Biotechnology	116,203 Common Stock Warrants	—	83	520
Supernus Pharmaceuticals, Inc.(2)(5) 1550 East Gude Drive Rockville, MD 20850	Biotechnology	42,083 Preferred Stock Warrants	—	94	190
Tranzyme, Inc.(5) 4819 Emperor Blvd., Suite 400 Durham, NC 27703	Biotechnology	77,902 Common Stock Warrants	—	6	—
Accuevin, Inc. 40 Goose Hill Road Cold Spring Harbor, NY 11724	Medical Device	58,284 Preferred Stock Warrants	—	18	18
Direct Flow Medical, Inc. 451 Aviation Blvd., Suite 107A Santa Rosa, CA 95403	Medical Device	176,922 Preferred Stock Warrants	—	144	112
EnteroMedics, Inc.(5) 2800 Patton Road Saint Paul, MN 55113	Medical Device	141,026 Common Stock Warrants	—	347	—
Mederi Therapeutics, Inc. 8 Sound Shore Drive Greenwich, CT 06830	Medical Device	248,736 Preferred Stock Warrants	—	26	27
Mitralign, Inc. 3 Highwood Drive Boston, MA 01876	Medical Device	295,238 Common Stock Warrants	—	49	35
OraMetrix, Inc.(2) 2350 Campbell Creek Blvd., Suite 400 Richardson, TX 75082	Medical Device	812,348 Preferred Stock Warrants	—	78	—
Tengion, Inc.(2)(5) 3929 Westpoint Blvd, Suite G Winston-Salem, NC 27103	Medical Device	1,864,876 Common Stock Warrants	—	124	—
Tryton Medical, Inc.(2) 1000 Park Forty Plaza, Suite 325 Durham, NC 27713	Medical Device	47,977 Preferred Stock Warrants	—	14	14
ViOptix, Inc. 47224 Mission Falls Court Fremont, CA 94539	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Total Warrants — Life Science				1,586	2,962
Warrants — Technology
Ekahau, Inc. 1851 Alexander Bell Drive Reston, VA 20191	Communications	978,261 Preferred Stock Warrants	—	33	26
OpenPeak, Inc. 1750 Clint Moore Road Boca Raton, FL 33487	Communications	18,997 Preferred Stock Warrants	—	89	—
Overture Networks, Inc. 637 Davis Drive Morrisville, NC 27560	Communications	344,574 Preferred Stock Warrants	—	55	43
Everyday Health, Inc.(5) 345 Hudson Street,16th Floor New York, NY 10014	Consumer-related Technologies	43,783 Common Stock Warrants	—	69	152
SnagAJob.com, Inc. 4851 Lake Brook Drive Glen Allen, VA 23060	Consumer-related Technologies	365,396 Preferred Stock Warrants	—	23	269
Tagged, Inc. 840 Battery Street, 2nd Floor San Francisco, CA 4111	Consumer-related Technologies	190,868 Preferred Stock Warrants	—	27	73

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
XIOtech, Inc. 9950 Federal Drive, Suite 100 Colorado Springs, CO 80921	Data Storage	2,217,979 Preferred Stock Warrants	—	22	19
Cartera Commerce, Inc. One Cranberry Hill, Suite 403 Lexington, MA 02421	Internet and media	90,909 Preferred Stock Warrants	—	16	161
Optaros, Inc. 10 Milk Street Boston, MA 02108	Internet and media	477,403 Preferred Stock Warrants	—	21	13
SimpleTuition, Inc. 268 Summer Street, Suite 502 Boston, MA 02210	Internet and media	189,573 Preferred Stock Warrants	—	63	8
IntelePeer, Inc. 177 Bovet Road, Suite 400 San Mateo, CA 94402	Networking	141,549 Preferred Stock Warrants	—	39	34
Motion Computing, Inc. 8601 Ranch Road 2222, Building II Austin, TX 78730	Networking	104,283 Preferred Stock Warrants	—	4	18
Nanocomp Technologies, Inc. 57 Daniel Webster Highway Merrimack, NH 03057	Networking	204,546 Preferred Stock Warrants	—	19	19
Aquion Energy, Inc. 32 39th Street Pittsburgh, PA 15201	Power Management	115,051 Preferred Stock Warrants	—	7	57
Xtreme Power, Inc. 1120 Goforth Road Kyle, TX 78640	Power Management	2,466,821 Preferred Stock Warrants	—	76	—
Avalanche Technology, Inc. 46600 Landing Parkway Fremont, CA 94538	Semiconductors	244,649 Preferred Stock Warrants	—	56	56
eASIC Corporation 2585 Augustine Drive, Suite 100 Santa Clara, CA 95054	Semi-conductor	1,877,799 Preferred Stock Warrants	—	16	15
Kaminario, Inc. 275 Grove Street, Suite 2-400 Newton, MA 02466	Semi-conductor	1,087,203 Preferred Stock Warrants	—	59	55
Luxtera, Inc. 2320 Camino Vida Ruble Carlsbad, CA 92011	Semiconductors	2,087,766 Preferred Stock Warrants	—	43	113
Newport Media, Inc. 1 Spectrum Pointe Drive, Suite 225 Lake Forest, CA 92630	Semiconductors	188,764 Preferred Stock Warrants	—	40	37
NexPlanar Corporation 7175 NW Evergreen Parkway, Suite 200 Hillsboro, OR 97124	Semiconductors	216,001 Preferred Stock Warrants	—	36	56
Soraa Inc. 6500 Kaiser Drive Fremont, CA 94555	Semiconductors	180,000 Preferred Stock Warrants	—	80	80
Xtera Communications, Inc. 500 W. Bethany Drive Allen, TX 75013	Semiconductors	983,607 Preferred Stock Warrants	—	206	—
Bolt Solutions, Inc. 90 Park Avenue, Suite 1720 New York, NY 10016	Software	202,892 Preferred Stock Warrants	—	113	123
Clarabridge, Inc. 11400 Commerce Park Drive, Suite 500 Reston, VA 20191	Software	53,486 Preferred Stock Warrants	—	14	104
Construction Software Technologies, Inc.(2) 4500 Lake Forest Drive Cincinnati, OH 45242	Software	386,415 Preferred Stock Warrants	—	69	299
Courion Corporation 1900 West Park Drive, Suite 100 Westborough, MA 01581	Software	772,543 Preferred Stock Warrants	—	106	91
Decisyon, Inc. 1266 East Main Street Stamford, CT 06902	Software	314,686 Preferred Stock Warrants	—	44	39

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
DriveCam, Inc. 8911 Balboa Avenue San Diego, CA 92123	Software	71,639 Preferred Stock Warrants	—	20	120
Kontera Technologies, Inc.(2) 1940 Bryant Street San Francisco, CA 94103	Software	99,476 Preferred Stock Warrants	—	102	82
Lotame Solutions, Inc. 8850 Stanford Blvd, Suite 2000 Columbus, MD 21045	Software	216,810 Preferred Stock Warrants	—	4	143
Netuitive, Inc. 12700 Sunrise Valley Drive Reston, VA 20191-5804	Software	748,453 Preferred Stock Warrants	—	75	45
Raydiance, Inc. 1450 N. McDowell Blvd Petaluma, CA 94954	Software	735,784 Preferred Stock Warrants	—	51	49
Razorsight Corporation 12012 Sunset Hills Road, Suite 910 Reston, VA 20190	Software	259,404 Preferred Stock Warrants	—	44	40
Sys-Tech Solutions, Inc. 2540 U.S. Highway 130 Cranbury, NJ 08512	Software	375,000 Preferred Stock Warrants	—	242	241
Vidsys, Inc. 8219 Leesburg Pike, Suite 250 Vienna, VA 22182	Software	37,346 Preferred Stock Warrants	—	23	—
Visage Mobile, Inc. 500 Sansome Street, Suite 300 San Francisco, CA 94111	Software	1,692,047 Preferred Stock Warrants	—	20	18
Total Warrants — Technology				2,026	2,698
Warrants — Cleantech
Renmatix, Inc. 600 Allendale Road King of Prussia, PA 19406	Alternative Energy	52,296 Preferred Stock Warrants	—	68	70
Semprius, Inc. 4915 Prospectus Drive, Suite C Durham, NC 27713	Alternative Energy	519,981 Preferred Stock Warrants	—	25	—
Enphase Energy, Inc.(5) 1420 N. McDowell Blvd Petaluma, CA 94952	Energy Efficiency	161,959 Common Stock Warrants	—	175	243
Rypos, Inc.(2) 150 Hopping Brook Road Holliston, MA 01746	Energy Efficiency	5,627 Preferred Stock Warrants	—	44	41
Solarbridge Technologies, Inc.(2) 9229 Waterford Centre Blvd, Suite 110 Austin, TX 78758	Energy Efficiency	7,381,412 Preferred Stock Warrants	—	235	164
Tigo Energy, Inc.(2) 420 Blossom Hill Road Los Gatos, CA 95032	Energy Efficiency	804,604 Preferred Stock Warrants	—	100	26
Cereplast, Inc.(5) 2213 Killion Avenue Seymour, IN 47274	Waste Recycling	365,000 Common Stock Warrants	—	175	—
Total Warrants — Cleantech				822	544
Warrants — Healthcare information and services
Accumetrics, Inc. 3985 Sorrento Valley Blvd. San Diego, CA 92121	Diagnostics	100,928 Preferred Stock Warrants	—	107	63
BioScale, Inc.(2) 4 Maguire Road, 4th Floor Lexington, MA 02421	Diagnostics	315,618 Preferred Stock Warrants	—	54	—
Precision Therapeutics, Inc. 2516 Jane Street Pittsburgh, PA 15203	Diagnostics	13,461 Preferred Stock Warrants	—	73	—
Radisphere National Radiology Group, Inc.(2) 23625 Commerce Park, Suite 204 Beachwood, OH 44122	Diagnostics	519,992 Preferred Stock Warrants	—	378	—

Name and Address of Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Patientkeeper, Inc. 880 Winter Street, Suite 300 Waltham, MA 02451	Other Healthcare	396,410 Preferred Stock Warrants	—	269	29
Singulex, Inc. 1701 Harbor Bay Pkwy, Suite 200 Alameda, CA 94502	Other Healthcare	293,632 Preferred Stock Warrants	—	44	141
Talyst, Inc. 11335 NE 122nd Way, Suite 200 Kirkland, WA 98034	Other Healthcare	300,360 Preferred Stock Warrants	—	101	53
Watermark Medical, Inc. 1641 Worthington Road, Suite 320 West Palm Beach, FL 33409	Other Healthcare	12,216 Preferred Stock Warrants	—	66	64
Recondo Technology, Inc. 8300 E. Maplewood Avenue, Suite 310 Greenwood Village, CO 80111	Software	436,088 Preferred Stock Warrants	—	73	177
Total Warrants — Healthcare information and services				1,165	527
Total Warrants				5,599	6,731
Other Investments
Vette Technology, LLC 14 Manchester Square, Suite 210 Portsmouth, NH 03801	Data Storage	Royalty Agreement Due 4/18/2019	—	4,702	400
Total Other Investments				4,702	400
Equity
Insmed Incorporated(5) 4851 Lake Brook Drive Glen Allen, VA 23058	Biotechnology	33,208 Common Stock	—	227	632
Revance Therapeutics, Inc.(5) 7555 Gateway Blvd. Newark, CA 94560	Biotechnology	4,861 Preferred Stock	—	73	153
Overture Networks Inc. 637 Davis Drive Morrisville, NC 27560	Communications	386,191 Common Stock	—	482	420
Solarbridge Technologies, Inc.(2) 9229 Waterford Centre Blvd, Suite 110 Austin, TX 78758	Energy Efficiency	11,716,760 Preferred Stock	—	2,300	2,300
Cereplast, Inc.(5) 2213 Killion Avenue Seymour, IN 47274	Waste Recycling	200,000 Common Stock	—	—	—
Total Equity				3,082	3,505
Total Portfolio Investment Assets				$233,056	$228,560

(1)	All of the Company’s investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Credit Facilities or 2013-1 Securitization.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the loan, unless otherwise indicated. For each debt investment, the current interest rate in effect as of March 31, 2014 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt is on non-accrual status at March 31, 2014 and is, therefore, considered non-income producing.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board consists of six members, four of whom are not “interested persons” of our Company or of our Advisor as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our Board, consistent with the rules of NASDAQ. We refer to these individuals as our “independent directors.” Our Board elects our officers, who serve at the discretion of our Board.

Board of Directors and Executive Officers

Our directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our Board may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Our Board may elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board is set forth below. We have divided the directors into two groups —  independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age(1)	Position(s) Held with the Company(2)	Term of Office and Length of Service	Other Public Company Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Interested Directors
Robert D. Pomeroy, Jr. (63)(4)	Chief Executive Officer and Chairman of the Board	Class III Director since March 2010; Term expires 2016	None.
Gerald A. Michaud (61)(4)	President and Director	Class I Director since March 2014; Class II Director from March 2010 until March 2014; Term Expires 2017	None.
Independent Directors
James J. Bottiglieri (58)	Director	Class I Director since July 2010; Term Expires 2017	Member of the board of directors of CODI since May 2006.
Edmund V. Mahoney (63)	Director	Class II Director since July 2010; Term Expires 2015	None.
Elaine A. Sarsynski (59)	Director	Class II Director since June 2012; Term Expires 2015	None.
Christopher B. Woodward (65)	Lead Independent Director	Class III Director since July 2010; Term Expires 2016	Trustee and chair of audit committee of Starwood Waypoint Residential Trust (NYSE: SWAY).

(1)	The business address of each of the directors is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, CT 06032
(2)	Please refer to the biographical information below for a description of each director’s principal occupation(s) for the past five years.
(3)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(4)	Messrs. Pomeroy and Michaud are interested directors due to their positions as officers of the Company and of the Advisor.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Christopher M. Mathieu	49	Senior Vice President, Chief Financial Officer and Treasurer
John C. Bombara	50	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Daniel S. Devorsetz	44	Senior Vice President and Chief Credit Officer

The address for each executive officer is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032.

Biographical Information

Interested Directors

Robert D. Pomeroy, Jr., Chief Executive Officer and Chairman of the Board of Directors.  Mr. Pomeroy co-founded our Advisor in May 2003 and has been a managing member of our Advisor and its Chief Executive Officer since its inception. Mr. Pomeroy was President of GATX Ventures, Inc. (a subsidiary of GATX Corporation engaged in the venture lending business) from July 2000 to April 2003, with full profit and loss responsibility including managing a staff of 39 and chairing the investment committee with credit authority. GATX Ventures, Inc. had total assets of over $270 million. Before joining GATX Ventures in July 2000, Mr. Pomeroy was Executive Vice President of Transamerica Business Credit (a subsidiary of Transamerica Corporation engaged in the venture lending business) and a co-founder of its Transamerica Technology Finance division. Mr. Pomeroy was the general manager of Transamerica Technology Finance from September 1996 to July 2000, with full profit and loss responsibility, credit authority and responsibility for a staff of 50 and over $480 million in assets. Prior to co-founding Transamerica Technology Finance in September 1996, Mr. Pomeroy served from January 1989 to August 1996 as Senior Vice President and chaired the investment committee of Financing for Science International, Inc., a publicly traded venture financing and healthcare leasing company that was acquired by Finova Capital Corporation in August 1996. Mr. Pomeroy started his career with Crocker Bank in 1974 and has over 35 years of diversified lending and leasing experience. Mr. Pomeroy earned both a Master of Business Administration and a Bachelor of Science degree from the University of California at Berkeley.

Gerald A. Michaud, President and Director.  Mr. Michaud co-founded our Advisor in May 2003 and has been a managing member of our Advisor and its President since its inception. From July 2000 to May 2003, Mr. Michaud was Senior Vice President of GATX Ventures, Inc. and its senior business development executive. From September 1996 to July 2000, Mr. Michaud was Senior Vice President of Transamerica Business Credit and a co-founder of its Transamerica Technology Finance division. Mr. Michaud was the senior business development executive for Transamerica Technology Finance with oversight of more than $700 million in loans funded. From May 1993 to September 1996, Mr. Michaud served as a Vice President of Financing for Science International, Inc. Prior to 1993, Mr. Michaud founded and served as President of Venture Leasing and Capital. Mr. Michaud attended Northeastern University, Rutgers University and the University of Phoenix, completed a commercial credit training program with Shawmut Bank and has taken executive courses at Harvard Business School.

Independent Directors

James J. Bottiglieri, Director.  Mr. Bottiglieri has served as a director of Compass Diversified Holdings, Inc. (“CODI”) since December 2005, as well as its chief financial officer since its inception in 2005 through 2013. Mr. Bottiglieri has served as an executive vice president of CODI’s external manager since 2005 through 2013. Previously, Mr. Bottiglieri was the senior vice president/controller of WebMD Corporation. Prior to that, Mr. Bottiglieri was with Star Gas Corporation and a predecessor firm to KPMG LLP. Mr. Bottiglieri is a graduate of Pace University. Mr. Bottiglieri serves as a director for a majority of CODI’s subsidiary companies.

Edmund V. Mahoney, Director.  Mr. Mahoney is Senior Vice President, Investments (Chief Investment Officer) of Vantis Life Insurance Company (“Vantis Life”) and is responsible for all of its investment and portfolio management activities. Prior to joining Vantis Life in 2009, Mr. Mahoney was Senior Vice President, Compliance of Hartford Investment Management Company from 1994 through 2009, an investment adviser registered with the SEC with nearly $150 billion of assets under management. From 1986 through 1994, Mr. Mahoney was Assistant Vice President and Assistant Treasurer of Aetna Life and Casualty Company, responsible for international finance, foreign exchange risk management, cash management and leasing activities. From 1979 through 1984, Mr. Mahoney was assistant treasurer of Urban Investment and Development Company, a real estate development and management company located in Chicago, Illinois, responsible for the company’s risk management, commercial paper and construction loan programs. Mr. Mahoney earned a Bachelor of Arts degree from Colby College, a Master of Business Administration (with distinction) from Babson College and attended real estate finance related post graduate courses at The Wharton School of the University of Pennsylvania.

Elaine A. Sarsynski, Director.  Ms. Sarsynski has served as Executive Vice President of MassMutual Life Insurance Company’s Retirement Services Division and Chairman of MassMutual International LLC since 2008. Ms. Sarsynski joined Massachusetts Mutual Life Insurance Company in 2005 as Senior Vice President and Chief Administrative Officer, responsible for Corporate Services, Human Resource Management, Corporate Communications, Community Relations and MassMutual’s Strategy Implementation. Previously, Ms. Sarsynski was a Managing Director at Babson Capital Management LLC — a MassMutual subsidiary. Prior to joining Babson Capital, she served two elected terms as First Selectman for the town of Suffield, Conn. In 1998, Ms. Sarsynski founded Sun Consulting Group LLC, offering consulting services to the real estate industry. Ms. Sarsynski previously spent 17 years at Aetna where she held multiple senior management positions overseeing segments of the company’s Investments Division and leading the Corporate Finance Department. Ms. Sarsynski holds a Bachelor of Arts degree from Smith College and a Master of Business Administration from Columbia University. She has taught real estate finance in Columbia’s M.B.A. program and is a Founding Lecturer for The Retirement Advisor University offered by the UCLA Anderson School of Management Executive Education. Ms. Sarsynski holds the Series 7 and 24 FINRA registrations.

Christopher B. Woodward, Lead Independent Director.  Mr. Woodward is a private investor and corporate finance business advisor. He has previously held several domestic and global management positions with Canterbury of New Zealand from 2000 through 2009, as Vice President-Corporate Finance with Montgomery Securities and its predecessors from 1983 through 1987 and as a senior finance and management executive with various other large and small public and private enterprises. Mr. Woodward began his career with Coopers & Lybrand (a predecessor firm to PricewaterhouseCoopers) where he was a Certified Public Accountant engaged in providing audit, tax and financial advisory services to various sized public and private companies across a number of industries from 1973 through 1980. During such time, he was involved in that firm’s early Silicon Valley practice as it assisted emerging, venture-backed growth companies. Mr. Woodward earned both Bachelor of Science and Master in Business Administration degrees from the Haas School at the University of California, Berkeley.

Executive Officers who are not Directors

Christopher M. Mathieu, Senior Vice President, Chief Financial Officer and Treasurer.  Mr. Mathieu is an original member of the team that founded our Advisor in May 2003 and its Chief Financial Officer since inception. Mr. Mathieu has been involved in the accounting, finance and venture debt industries for more than 25 years. From July 2000 to May 2003, Mr. Mathieu was Vice President — Life Sciences of GATX Ventures, Inc. and the primary business development officer for the life science sector. From September 1996 to July 2000, Mr. Mathieu was Vice President — Life Sciences of Transamerica Business Credit’s Technology Finance division where, in addition to co-developing and implementing the business plan used to form the division, he was the primary business development officer responsible for the life science sector and was directly responsible for more than $200 million in loan originations. From March 1993 to September 1996, Mr. Mathieu was a Vice President, Finance at Financing for Science International, Inc. Prior to March 1993, Mr. Mathieu was a manager with the financial services group of KPMG working with both public and private banks and commercial finance companies. Mr. Mathieu graduated with honors from Western New England College with a Bachelor of Science in Business Administration degree in accounting and is a Certified Public Accountant, chartered in the State of Connecticut.

John C. Bombara, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary.   Mr. Bombara is an original member of the team that founded our Advisor in May 2003 and is its Senior Vice President, General Counsel, Chief Compliance Officer and Secretary. Mr. Bombara handles all legal functions for our Advisor, including overseeing the negotiation and documentation of its investments. Mr. Bombara has more than 20 years of experience providing legal services to financial institutions and other entities and individuals. Prior to joining our company, Mr. Bombara served as in-house counsel for GATX Ventures, Inc. from December 2000 to May 2003 where he directed the legal operations of the GATX Ventures’ east coast office in closing and managing its portfolio of debt and equity investments in technology and life science companies throughout the United States. Mr. Bombara also represented GATX Corporation’s other venture lending units in Canada and Europe. In addition, Mr. Bombara was responsible for assisting and advising senior management, credit analysts and marketing directors with respect to appropriate deal structures, market trends, risk management and compliance with corporate policies and worked with co-participant’s business personnel and counsel in facilitating and coordinating joint investments. Prior to joining GATX, Mr. Bombara was a partner at the business law firm of Pepe & Hazard, LLP. Mr. Bombara received his Bachelor of Arts degree from Colgate University and his Juris Doctor degree from Cornell Law School.

Daniel S. Devorsetz, Senior Vice President and Chief Credit Officer.  Mr. Devorsetz joined our Advisor in October 2004 and has been its Senior Vice President and the Chief Credit Officer since such time. He is responsible for underwriting and portfolio management. Mr. Devorsetz has more than 15 years of financial services and lending experience, including spending the past 10 years in the venture lending industry. Prior to joining the team, from May 2003 to October 2004, Mr. Devorsetz was a Vice President in General Electric Capital Corporation’s Life Science Finance Group, where he was primarily responsible for the underwriting and portfolio management of debt and equity investments to venture capital-backed life science companies. Prior to that, from December 2000 to May 2003, Mr. Devorsetz was a Credit Manager at GATX Ventures, Inc. concentrating on the high tech and software industries. He was also a member of GATX’s international credit committee. From July 1999 to December 2000, Mr. Devorsetz was a Vice President and Director of Analysis for Student Loans with Citigroup. Mr. Devorsetz’s previous experience includes tenures in private placement investment banking and securitizations at Advest, Inc. and Ironwood Capital. Mr. Devorsetz received his Bachelor of Science degree from Cornell University.

Committees of the Board of Directors

Our Board has the following board committees:

Audit Committee.  The members of the audit committee are James J. Bottiglieri, Elaine A. Sarsynski and Christopher B. Woodward, each of whom are independent for purposes of the 1940 Act and NASDAQ corporate governance listing standards. James J. Bottiglieri serves as the chairman of the audit committee and is an “audit committee financial expert” as defined under the SEC rules. The audit committee operates pursuant to a written charter approved by our Board that sets forth the responsibilities of the audit committee. The audit committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2013, the audit committee met four times.

Nominating and Corporate Governance Committee.  The members of the nominating and corporate governance committee are James J. Bottiglieri, Elaine A. Sarsynski and Edmund V. Mahoney, each of whom are independent for purposes of the 1940 Act and the NASDAQ corporate governance listing standards. Edmund V. Mahoney serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a written charter approved by our Board. The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. Our procedures for stockholder nominees for director are described under “Description of Common Stock That We May Issue — Anti-takeover Effects of Provisions of Our Certificate of Incorporation, Bylaws, the DGCL and Other Arrangements.” For the year ended December 31, 2013, the nominating and corporate governance committee met two times.

The nominating and corporate governance committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the our bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

Compensation Committee.  At a meeting of the Board held on March 6, 2014, the Board established a compensation committee. The members of the compensation committee are Mr. Mahoney, Ms. Sarsynski and Mr. Bottiglieri, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Mr. Mahoney serves as Chairman of the compensation committee. The compensation committee’s oversight responsibilities include determining or recommending to the Board, the compensation, if any, of our Chief Executive Officer and all other executive officers. Currently none of our executive officers are compensated by us and, as a result, the compensation committee does not produce and/or review a report on executive compensation practices. So long as we are externally managed and no compensation is paid by us to our officers, the compensation committee shall only be required to confirm that no compensation has been paid by us to our officers and, if so required under any administrative or similar agreement, that we have reimbursed the external manager for the percentage allocation of officers’ compensation determined by the Board or a committee thereof. The compensation committee may rely on the determination of the Board or of the audit committee with respect to any such expense allocation. The compensation committee has adopted a written compensation committee charter that is available on the Company’s website www.horizontechnologyfinancecorp.com. As the compensation committee was created on March 6, 2014, the compensation committee did not meet during the year ended December 31, 2013.

Compensation of Directors

The following table sets forth compensation received by our directors during the period from January 1, 2013 to December 31, 2013.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Robert D. Pomeroy, Jr.	None	None
Gerald A. Michaud	None	None
David P. Swanson(3)	None	None
Independent Directors
James J. Bottiglieri	$79,500	$79,500
Edmund V. Mahoney	$69,500	$69,500
Elaine A. Sarsynski	$69,500	$69,500
Christopher B. Woodward	$74,500	$74,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Swanson resigned from the Board on February 4, 2013.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $57,000. Each member of the audit committee is paid an annual fee of $7,500 and each member of the nominating and corporate governance committee is paid an annual fee of $5,000. In addition, the chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating and corporate governance committee receives an additional annual fee of $7,500 for his additional services in these capacities. Our lead independent director is also paid an annual fee of $10,000. We reimburse all our directors for their reasonable out-of-pocket expenses incurred in attending our Board and committee meetings. No compensation is, or is expected to be, paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

Leadership Structure of the Board of Directors and its Role in Risk Oversight

Our Chief Executive Officer, Robert D. Pomeroy, Jr., is Chairman of our Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Christopher B. Woodward is our lead independent director and presides over executive sessions of independent directors. Under our bylaws, our Board is not required to have an independent chairman. Many significant corporate governance duties of our Board are executed by committees of independent directors, each of which has an independent chairman. We believe that it is in the best interests of our stockholders for Mr. Pomeroy to lead our Board because of his broad experience. See “— Biographical Information — Interested Directors” for a description of Mr. Pomeroy’s experience. As a co-founder of our Advisor, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of our business. While our Board regularly evaluates alternative structures, we believe that, as a BDC, it is appropriate for one of our co-founders, Chief Executive Officer and a member of our Advisor’s investment committee to perform the functions of Chairman of the Board, including leading discussions of strategic issues we expect to face. We believe the current structure of our Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and our Board.

There are a number of significant risks facing us which are described under the heading “Risk Factors.” Our Board uses its judgment to create and maintain policies and practices designed to limit or manage the risks we face, including: (1) the establishment of board-approved policies and procedures designed to serve our interests, (2) the application of these policies uniformly to directors, management and third-party service providers, (3) the establishment of independent board committees with clearly defined risk oversight functions and (4) review and analysis by the Board of reports by management and certain third-party service providers. Accordingly, our Board has approved a code of ethics to promote ethical conduct and prohibit certain transactions that could pose significant risks to us. Our Board has established a related party transaction review policy, under which it monitors the risks related to certain transactions that present a conflict of interest on a quarterly basis. Our Board has also established and approved an investment valuation process to manage risks relating to the valuations of our investments and to ensure that our financial statements appropriately reflect the performance of our portfolio of assets. Additionally, through the delegated authority of our Board, the audit committee has primary oversight over risks relating to our internal controls over financial reporting and audit-related risks, while the nominating and corporate governance committee has primary oversight over risks relating to corporate governance and oversees the evaluation of our Board and our management. Under this oversight structure, our management team manages the risks facing us in our day-to-day operations. We caution you, however, that although our Board believes it has established an effective system of oversight, no risk management system can eliminate risks or ensure that particular events do not adversely affect our business.

Directors’ Qualifications and Review of Director Nominees

Our nominating and corporate governance committee of our Board makes recommendations to our Board regarding the size and composition of our Board. The nominating and corporate governance committee annually reviews with our Board the composition of our Board, as a whole, and recommends, if necessary, measures to be taken so that our Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for our Board, as a whole, and contains at least the minimum number of independent directors required by applicable laws and regulations. The nominating and corporate governance committee is responsible for ensuring that the composition of the members of our Board accurately reflects the needs of our business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. Our directors should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, financial skills and technological and business experience. Our directors should also be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance is practiced.

In evaluating a director candidate, the nominating and corporate governance committee considers factors that are in our best interests and our stockholders’ best interests, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which our Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; independence and willingness to consider all strategic proposals; any other criteria established by our Board and any core competencies or technical expertise necessary to staff our Board’s committees. In addition, the nominating and corporate governance committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance our Board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of committees of our Board to fulfill their duties. In addition, the nominating and corporate governance committee may consider self-and peer-evaluations provided by each current director to determine, among other things, that the directors work well together and operate together effectively.

In addition to fulfilling the above criteria, four of the six directors named above are considered independent under NASDAQ rules (Mr. Pomeroy and Mr. Michaud being the exception as Mr. Pomeroy and Mr. Michaud are employees of our Advisor), and the nominating and corporate governance committee believes that all seven nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each director brings a strong and unique background and set of skills to our Board, giving our Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Set forth below are our conclusions with regard to our directors.

Mr. Pomeroy has more than 35 years of experience in diversified lending and leasing, including positions in sales, marketing and senior management. He has held the positions as chief executive officer or general manager of each organization which he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and credit committee oversight, strategic planning, human resource oversight including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspects of corporate governance. Mr. Pomeroy founded and has operated our Advisor, a Venture Lending management company. Prior to founding our Advisor, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc. This experience has provided him with the extensive judgment, experience, skills and knowledge to make a significant contribution as Chairman of our Board and supporting its ability to govern our affairs and business.

Mr. Michaud has been President of our Advisor since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture backed technology and life science markets for a period of over 20 years. In addition, he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of our Advisor’s Credit Committee responsible for approving all investments made by us and oversight of our portfolio. He has held senior management positions with several venture lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. As senior vice president and senior business development officer at Transamerica, he was responsible for more than $700 million in loan transactions. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that enhances our Board’s ability to manage and direct our affairs.

Mr. Bottiglieri brings to our Board substantial experience in identifying, managing and resolving accounting, tax and other financial issues often encountered by public companies through his former position as the chief financial officer of CODI and through his service as a director of CODI, as well as a director for a majority of CODI’s subsidiary companies, and as the senior vice president/controller of WebMD. In addition, as the former chief financial officer and current director of a public company, CODI, Mr. Bottiglieri has developed an extensive understanding of the various periodic reporting requirements and corporate governance compliance matters that assists our Board in managing and directing our affairs. This experience, particularly with respect to the areas of accounting and corporate governance, provides our Board with expertise that assists our Board in its ability to manage and direct our affairs.

Mr. Mahoney brings to our Board pertinent experience in portfolio management, as well as in-depth knowledge of investment advisor compliance, funds management and performance measurement and pricing of investments. In addition, through his past experiences he has unique knowledge of international finance, as well as risk management strategies for foreign exchange and property and casualty operations. This vast experience, particularly in the areas of business, risk management and compliance matters that affect investment companies, enhances our Board’s ability to manage and direct our affairs.

Ms. Sarsynski is a senior executive with Massachusetts Mutual Life Insurance Company (“MassMutual”) and brings to the Board a strong background in managing large organizations, corporate finance, human resources and corporate communications. In addition to her experience at MassMutual, Ms. Sarsynski held senior management roles at Aetna overseeing segments of its investment division and leading its corporate finance department. Her corporate finance activities included rating agency management, banking relationships, capital allocation and currency hedging. Ms. Sarsynski’s extensive experience enhances the Board’s ability to manage and direct the Company’s business.

Mr. Woodward brings to our Board a deep understanding of corporate finance, including experience with private placements, public offerings, venture capital investing, international management and financial advising and restructuring. Additionally, as a practicing CPA with a leading firm, Mr. Woodward gained extensive accounting and audit experience. Mr. Woodward’s financial and accounting expertise enhances the Board’s oversight of our company and its ability to manage and direct our affairs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the Investment Management Agreement with the Advisor. The Advisor is registered as an investment adviser under the Advisers Act. The investment activities are managed by the Advisor and supervised by the Board, the majority of whom are independent directors. Under the Investment Management Agreement, we have agreed to pay the Advisor an annual management fee based on its adjusted gross assets as well as an incentive fee based on our investment performance.

Messrs. Pomeroy and Michaud control HTFM, our Advisor and Administrator.

We have also entered into the Administration Agreement with the Administrator. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our General Counsel, Secretary and Chief Compliance Officer, our Chief Financial Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

The predecessor of the Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.”

In October 2010, we entered into a registration rights agreement with respect to 2,645,124 shares acquired by Compass Horizon Partners, LP and HTF-CHF Holdings LLC in connection with the exchange of membership interests in Compass Horizon for shares of our common stock. As a result and subject to the terms and conditions of the registration rights agreement, at any time following 365 days after the completion of our IPO the holders of a majority-in-interest of the shares subject to the registration rights agreement (including permitted transferees) can require up to a maximum of three times that we file a registration statement under the Securities Act relating to the resale of all or a part of the shares. In addition, the registration rights agreement also provides for piggyback registration rights with respect to any future registrations of the Company’s equity securities and the right to require us to register the resale of our shares on a “shelf” Form N-2 at any time following 365 days after the completion of the Company’s IPO. In connection with the IPO, Compass Horizon Partners, LP sold 1,340,000 shares. We are registering 1,258,249 shares held by Compass Horizon Partners, LP pursuant to our contractual obligations under the registration rights agreement, as well as a total of 13,165 shares acquired by Compass Horizon Partners, LP pursuant to our DRIP.

We believe that we derive substantial benefits from our relationship with our Advisor. Our Advisor may manage other investment vehicles (“Advisor Funds”) with the same investment strategy as us. The Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in such investments. Accordingly, we may apply for exemptive relief which would permit us to co-invest subject to certain conditions, including, without limitation, approval of such investments by both a majority of our directors who have no financial interest in such transaction and a majority of directors who are not interested persons of us as defined in the 1940 Act.

OUR ADVISOR

Our Advisor is located at 312 Farmington Avenue, Farmington, Connecticut 06032 and serves as our investment advisor pursuant to the Investment Management Agreement. Our Advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, our Advisor manages the day-to-day operations of, and provides investment advisory and management services to, us.

Portfolio Management

The management of our investment portfolio is the responsibility of our Advisor’s executive officers and its investment committee. The investment committee currently consists of Robert D. Pomeroy, Jr., Chief Executive Officer of our Advisor, Gerald A. Michaud, President of our Advisor, Christopher M. Mathieu, Senior Vice President and Chief Financial Officer of our Advisor, Daniel S. Devorsetz, Senior Vice President and Chief Credit Officer of our Advisor, and Kevin T. Walsh, Vice President and Senior Credit Officer of our Advisor. For more information regarding the business experiences of Messrs. Pomeroy, Michaud and Devorsetz, see “Management — Biographical Information — Interested Directors” and “Management —  Biographical Information — Executive Officers who are not Directors.”

Below is the biography for the portfolio manager whose biography has not been included elsewhere in this prospectus.

Kevin T. Walsh, Vice President, Senior Credit Officer of Our Advisor.  Mr. Walsh has been the Senior Credit Officer of our Advisor since joining our Advisor in March 2006. Mr. Walsh is responsible for the underwriting of initial investments and the ongoing review of the portfolio accounts. Mr. Walsh has over 18 years of experience working with early stage, venture backed technology and life science companies. Prior to joining our Advisor in March 2006, Mr. Walsh was a Senior Vice President and Market Manager for Bridge Bank’s Technology Banking and Capital Finance Divisions from September 2004 to March 2006 where he was responsible for new business generation as well as risk management activities within the Bank’s asset-based lending sector. Prior to Bridge Bank, Mr. Walsh was a Vice President and Relationship Manager for Silicon Valley Bank in the Communication & Electronics Practice from September 1994 to June 2004. Mr. Walsh is a graduate of the California State University at Hayward, where he earned a Bachelor of Science degree in Business Administration.

The compensation of the members of the senior management committee of our Advisor are paid by our Advisor and includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance and a portion of the incentive fee, if any, paid to our Advisor. In addition, Mr. Pomeroy and Mr. Michaud have equity interests in our Advisor and may receive distributions of profits in respect of those interests. See “Control Persons and Principal Stockholders” for information on ownership by portfolio managers of our securities.

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

Our Advisor serves as our investment advisor and is registered as such under the Advisers Act. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Investment Management Agreement

Under the terms of the Investment Management Agreement, our Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

Our Advisor’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to our Investment Management Agreement, we pay our Advisor a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

Base Management Fee.  The base management fee is calculated at an annual rate of 2.00% of our gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

Incentive Fee.  The incentive fee has two parts, as follows:

The first part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. The incentive fee with respect to our Pre-Incentive Fee Net Investment Income will be 20.00% of the amount, if any, by which our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20.00% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, we pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first part of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and will equal 20% of our realized capital gains, if any, on a cumulative basis from the date of our election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less all previous amounts paid in respect of the capital gain incentive fee.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no income-related incentive fee.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100.00% × (2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Alternative 3

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.30%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100.00% × “catch-up” + (20.00% × (Pre-Incentive Fee Net Investment Income - 2.1875%))

Catch up = 2.1875% - 1.75%

= 0.4375%

Incentive fee = (100.00% × 0.4375%) + (20.00% × (2.30% - 2.1875%))

= 0.4375% + (20.00% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate and fully satisfies the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.46%.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Advisor with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None (No sales transaction)

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None; $5 million ((20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2))

Year 4: Capital gains incentive fee of $200,000; $6.2 million (($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2))

Alternative 2

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None (no sales transaction)

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None (no sales transaction)

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Manager ($6.4 million) is effectively greater than $5 million (20.00% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of our expenses

All investment professionals and staff of our Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of its personnel allocable to such services, are provided and paid for by our Advisor. We bear all other costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization;
•	calculating our net asset value (including the cost and expenses of any independent valuation firms);
•	expenses, including travel expense, incurred by our Advisor or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all future offerings of our common stock and other securities, if any;
•	the base management fee and any incentive management fee;
•	distributions on our shares;
•	administration fees payable under the Administration Agreement;
•	the allocated costs incurred by Advisor as our Administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees;
•	listing fees;
•	fees and expenses associated with marketing efforts;
•	taxes;
•	independent director fees and expenses;
•	brokerage commissions;
•	costs of preparing and filing reports or other documents with the SEC;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our allocable portion of the fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and their respective staffs.

Generally, our expenses are expensed as incurred in accordance with GAAP. To the extent we incur costs that should be capitalized and amortized into expense we also do so in accordance with GAAP, which may include amortizing such amount on a straight line basis over the life of the asset or the life of the services or product being performed or provided.

Limitation of liability and indemnification

The Investment Management Agreement provides that our Advisor and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with our Advisor are not liable to us for any act or omission by it in the supervision or management of our investment activities or for any loss sustained by us except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Investment Management Agreement. The Investment Management Agreement also provides for indemnification by us of our Advisor and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with our Advisor for liabilities incurred by them in connection with their services to us (including any liabilities associated with an action or suit by or in the right of us or our stockholders), but excluding liabilities for acts or omissions constituting willful misfeasance, bad faith or gross negligence or reckless disregard of their duties under the Investment Management Agreement subject to certain conditions.

Board approval of the Investment Management Agreement

Our Board held an in-person meeting on August 2, 2013, and considered and approved the Investment Management Agreement for another twelve-month period. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to (a) the nature, quality and extent of the advisory and other services to be provided to us by our Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our Advisor or the Administrator from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Management Agreement; (f) the organizational capability and financial condition of our Advisor and its affiliates; (g) our Advisor’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our Advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and its discussions related thereto, our Board, including a majority of the directors who are not interested persons of us, concluded that the investment management fee rates were reasonable in relation to the services to be provided.

Duration and termination

The Investment Management Agreement was approved by our Board on October 25, 2010 and most recently reapproved on August 2, 2013. Unless terminated earlier as described below, it will continue in effect from year to year thereafter if approved annually by our Board including a majority of our directors who are not interested persons or by the affirmative vote of the holders of a majority of our outstanding voting securities and a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty by delivering notice of termination upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Related to our Business and Structure — Our Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.” We depend upon senior management personnel of our Advisor for our future success, and if our Advisor is unable to hire and retain qualified personnel or if our Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

Administration Agreement

The Administration Agreement was approved by our Board on October 25, 2010 and was recently renewed on August 2, 2013. Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and their respective staffs.

License Agreement

We have entered into a license agreement with Horizon Technology Finance, LLC pursuant to which we were granted a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the Investment Management Agreement with our Advisor is in effect. Other than with respect to this limited license, we have no legal right to the “Horizon Technology Finance” service mark.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth certain information with respect to the beneficial and record ownership of our common stock as of June 30, 2014 by:

•	each person known to us to own beneficially and of record more than 5% of the outstanding shares of our common stock;
•	each of our directors and each of our executive officers; and
•	all of our directors and executive officers as a group.

The percentage of common stock outstanding is based on 9,621,636 shares of common stock outstanding as of June 30, 2014.

Name of Beneficial Owner	Shares Owned	Percentage of Common Stock Outstanding
Principal Stockholders
Compass Horizon Partners, LP(1)	1,271,414	13.2%
Directors and Executive Officers
Robert D. Pomeroy, Jr.(2)	30,942	*%
Gerald A. Michaud(2)	33,915	*%
James J. Bottiglieri(2)	5,908	*%
Edmund V. Mahoney(2)	2,000	*%
Elaine A. Sarsynski(2)	—	*%
Christopher B. Woodward(2)	5,688	*%
Christopher M. Mathieu(2)	12,795	*%
John C. Bombara(2)	4,977	*%
Daniel S. Devorsetz(2)	3,418	*%
All officers and directors as a group (9 persons)	99,643	*%

*	Less than 1%
(1)	Compass Horizon Partners, LP is the beneficial and record owner of 1,271,414 shares. Concorde Horizon Holdings LP is the limited partner of Compass Horizon Partners, LP and Navco Management, Ltd. is the general partner. Concorde Horizon Holdings LP and Navco Management, Ltd. are controlled by The Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.
(2)	The address for each executive officer and director is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Each executive officer and director is the beneficial owner of the shares listed.

The following table sets forth the dollar range of our securities beneficially owned by our directors and employees primarily responsible for the day-to-day management of our investment portfolio as of December 31, 2013.

Name	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
James J. Bottiglieri	$50,001 – $100,000
Edmund V. Mahoney	$10,000 – $50,000
Elaine A. Sarsynski	None
Christopher B. Woodward	$50,001 – $100,000
Interested Directors
Robert D. Pomeroy, Jr.	$100,001 – $500,000
Gerald A. Michaud	$100,001 – $500,000
Portfolio Management Employees
Christopher M. Mathieu	$50,001 – $100,000
John C. Bombara	None
Daniel S. Devorsetz	$1 – $10,000
Kevin T. Walsh	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.21 on December 31, 2013, on the NASDAQ. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We value our investments at fair value which is the market value of our investments. There is no readily available market value for many of our portfolio investments, and we value those debt and equity securities that are not publicly traded or whose market value is not ascertainable at fair value as determined in good faith by our Board in accordance with our valuation policy. Our Board employs an independent third party valuation firm to assist in determining fair value.

The types of factors that our Board may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate the private equity valuation. The Board also reviews periodically the quality and nature of inputs to the valuation process used by the Advisor and the valuation methodology employed by the Advisor.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially valued by our Advisor’s investment professionals responsible for monitoring the investment;
•	preliminary valuation conclusions are then documented and discussed with our Advisor’s senior management;
•	a third-party valuation firm is engaged by, or on behalf of, our Board to conduct independent appraisals of all investments at least once annually after reviewing our Advisor’s preliminary valuations; and
•	our Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based on the analysis and recommendations of our Advisor and, when determined by our Board, an independent valuation firm.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our Board, even though determined in good faith, may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with offerings of shares of our common stock, our Board or one of its committees is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, unless we have stockholder approval to sell our common stock at an offering price per share less any underwriting commissions or discounts below the net asset value per share of our common stock at such time. Our Board or an applicable committee of our Board considers the following factors, among others, in making such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our Board or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of our Board described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Shareowner Services (formerly The Bank of New York Mellon,) the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and holds such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on NASDAQ on the valuation date, which date shall be as close as practicable to the dividend payment date for such dividend. Market price per share on that date will be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share trading fee from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. Any stock received in a dividend has a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan agent via its website at www.bnymellon.com/shareowner/isd, by filling out the transaction request form located at bottom of their statement and sending it to the plan agent at c/o Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035 or by calling the plan administrator at 877-296-3711.

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you are not able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF SECURITIES THAT WE MAY ISSUE

This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities and warrants that we may issue. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

Set forth below is a chart describing the shares of our securities authorized and outstanding as of June 30, 2014:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	100,000,000	—	9,621,636
Preferred Stock	1,000,000	—	—
2019 Notes	1,320,000	—	1,320,000

DESCRIPTION OF COMMON STOCK THAT WE MAY ISSUE

General

The following description does not purport to be complete and is subject to the provisions of our certificate of incorporation and bylaws, each of which are filed as exhibits to this registration statement. The description is qualified in its entirety by reference to our certificate of incorporation and bylaws and to applicable law.

Under the terms of our certificate of incorporation, our authorized common stock consists solely of 100,000,000 shares, par value $0.001 per share, of which 9,621,636 shares were outstanding as of June 30, 2014. Our common stock is traded on NASDAQ under the symbol “HRZN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the DGCL, our Board may, without any action by our stockholders, amend our certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under the DGCL, our stockholders generally are not personally liable for our debts or obligations.

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, distributions and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Anti-takeover Effects of Provisions of Our Certificate of Incorporation, Bylaws, the DGCL and Other Arrangements

Certain provisions of our certificate of incorporation and bylaws, applicable provisions of the DGCL and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our Board and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our Board and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

Election of Directors.  Our certificate of incorporation and bylaws provide that the affirmative vote of a plurality of all votes cast at a meeting of stockholders duly called at which a quorum is present shall be sufficient to elect a director. Under our certificate of incorporation, our Board may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors.  The classification of our Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our Board is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of our Board.

Number of Directors; Vacancies; Removal.  Our certificate of incorporation provides that, by amendment to our bylaws, our Board is authorized to change the number of directors without the consent of stockholders to any number between three and nine.

Our certificate of incorporation provides that, subject to the rights of any holders of preferred stock, any vacancy on our Board, however the vacancy occurs, including a vacancy due to an enlargement of our Board, may only be filled by vote of a majority of the directors then in office.

Subject to the rights of any holders of preferred stock, a director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders.  Under our certificate of incorporation and bylaws, stockholder action can only be taken at an annual meeting or special meeting and not by written action in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Requirements for Stockholder Proposals and Director Nominations.  Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of our Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to our Board at a special meeting may be made only (1) by or at the direction of our Board, or (2) provided that our Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform our stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendments to Certificate of Incorporation and Bylaws.  The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation provides that the affirmative vote of 75% of the then outstanding shares entitled to vote generally in the election of directors voting together as a single class is required to amend provisions of our certificate of incorporation relating to the classification, size and vacancies of our Board, as well as the removal of directors. However, if 66 2/3% of the continuing directors have approved such amendment or repeal, the affirmative vote for such amendment or repeal shall be a majority of such shares. The affirmative vote of 75% of the then outstanding shares voting together as a single class is required to amend provisions of our certificate of incorporation relating to the calling of a special meeting of stockholders or the ability to amend or repeal the bylaws. Our certificate of incorporation permits our Board to amend or repeal our bylaws, provided that any amendment or repeal shall require the approval of at least 66 2/3% of the continuing directors. The stockholders do not have the right to adopt or repeal the bylaws.

Stockholder Meetings.  Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting may only be taken if it is properly brought before such meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice to our Secretary. Notice is timely if it is delivered by a nationally recognized courier service or mailed by first class United States mail and received not earlier than 90 days nor more than 120 days in advance of the anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting. Action taken at a special meeting of stockholders is limited to the purposes stated in the properly provided notice of meeting. These provisions could have the effect of delaying until the next stockholder meeting actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings by Stockholders.  Our certificate of incorporation and bylaws provide that special meetings of the stockholders may only be called by our Board, Chairman, Chief Executive Officer or President.

Section 203 of the DGCL.  We are subject to the provisions of Section 203 of the DGCL. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Conflict with 1940 Act.  Our bylaws provide that, if and to the extent that any provision of the DGCL or our bylaws conflict with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Approval of Certain Transactions.  To convert us to an open-end investment company, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us, or to amend any of the anti-takeover provisions discussed herein, our certificate of incorporation requires the affirmative vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by the holders of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board has determined that provisions with respect to our Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under the DGCL or the 1940 Act, are in the best interest of stockholders generally.

It is a default under our Key Facility if (i) a person or group of persons (within the meaning of the Exchange Act) acquires beneficial ownership of 20% or more of our issued and outstanding stock or (ii) during any twelve month period individuals who at the beginning of such period constituted our Board cease for any reason, other than death or disability, to constitute a majority of the directors in office. If either event were to occur, Key could accelerate our repayment obligations under, and/or terminate, our Key Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Current Borrowings.”

Limitations of liability and indemnification

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of the DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of the DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

The DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. The DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. The DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We have obtained liability insurance for our directors and officers. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

DESCRIPTION OF PREFERRED STOCK THAT WE MAY ISSUE

Under the terms of our certificate of incorporation, our authorized preferred stock consists of 1,000,000 shares, par value $0.001 per share, of which no shares were outstanding as of June 30, 2014, and our Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock shares.

Our Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as distributions on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to distributions and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. The features of the preferred stock will be further limited by the requirements applicable to RICs under the Code. The purpose of authorizing our Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

For any series of preferred stock that we may issue, our Board will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension.

DESCRIPTION OF SUBSCRIPTION RIGHTS THAT WE MAY ISSUE

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered shares of common stock directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement. We have not previously completed such an offering of subscription rights.

DESCRIPTION OF DEBT SECURITIES THAT WE MAY ISSUE

On March 23, 2012, we issued and sold an aggregate principal amount of $30 million of the 2019 Notes, and on April 18, 2012, pursuant to the underwriters’ 30-day option to purchase additional notes, we sold an additional $3 million of the 2019 Notes. The 2019 Notes will mature on March 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after March 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes are our direct, unsecured obligations and rank (1) equally in right of payment with our future senior unsecured indebtedness; (2) senior in right of payment to any of our future indebtedness that expressly provides it is subordinated to the 2019 Notes; (3) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness and (4) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries. As of March 31, 2014, we were in material compliance with the terms of the 2019 Notes. The 2019 Notes are listed on the NYSE under the symbol “HTF”.

We may issue debt securities in one or more series in the future that, if publically offered, will be under an indenture to be entered into between the Company and a trustee. The specific terms of each series of debt securities we publically offer will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Where You Can Find More Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination; and
•	any other material terms.

Any debt securities we issue may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which, we raise additional capital, which may expose us to additional risks.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and any attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not limit the amount of debt (secured and unsecured) that we and our subsidiaries may incur or our ability to pay distributions, sell assets, enter into transactions with affiliates or make investments. In addition, the indenture does not contain any provisions that would necessarily protect holders of debt securities if we become involved in a highly leveraged transaction, reorganization, merger or other similar transaction that adversely affects us or them.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days.
•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.
•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days.
•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.
•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.
•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 calendar days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities of the relevant series must not have given the trustee a direction inconsistent with the above notice during that 60 calendar day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not consolidate with or into any other corporation or convey or transfer all or substantially all of our property or assets to any person unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for all of our obligations under the debt securities and the indenture.
•	Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the debt security;
•	reduce any amounts due on the debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of the debt security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on the debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities issued thereunder would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series outstanding at such time.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

We may make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series of debt securities were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates. No Default or Event of Default with respect to the debt securities shall have occurred and be continuing on the date of such deposit, or in the case of a bankruptcy Event of Default, at any time during the period ending on the 91st day after the date of such deposit.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities. No Default or Event of Default with respect to the debt securities shall have occurred and be continuing on the date of such deposit, or in the case of a bankruptcy Event of Default, at any time during the period ending on the 91st day after the date of such deposit.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Satisfaction and Discharge

The indenture will be discharged and will cease to be of further effect with respect to the debt securities when either:

•	all the debt securities that have been authenticated have been delivered to the trustee for cancellation; or
•	all the debt securities that have not been delivered to the trustee for cancellation:
•	have become due and payable,
•	will become due and payable at their stated maturity within one year, or
•	are to be called for redemption within one year,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the debt securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such debt securities delivered to the trustee for cancellation (in the case of debt securities that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be,

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the debt securities; and
•	we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the debt securities have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee Under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company (“DTC”) will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.6 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtcc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF WARRANTS THAT WE MAY ISSUE

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	terms of any rights to redeem or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in our best interests and the best interests of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

As of June 30, 2014, we had 9,621,636 shares of our common stock outstanding, 1,289,185 of which are “restricted” securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including under the safe harbor provisions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file one or more registration statements in respect of the shares of common stock that are restricted securities. We (and, therefore, indirectly our stockholders) will bear customary costs and expenses incurred in connection with the registration of such shares, although the selling stockholder will be responsible for underwriting discounts and selling commissions in a demand registration and its pro rata share of the underwriting discounts and selling commissions in a piggyback registration. This registration statement registers 1,258,249 shares of common stock that are “restricted” securities.

Rule 144

In general, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the number of shares of our common stock then outstanding; or
•	the average weekly trading volume of our common stock on NASDAQ for the four calendar weeks prior to the sale.

Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

SELLING STOCKHOLDER

Below is information with respect to the number of shares of common stock owned by the selling stockholder. This common stock is being registered pursuant to our contractual commitment to the selling stockholder under the registration rights agreement to permit public secondary trading of such common stock. The selling stockholder, which term includes its transferees, pledgees or donees or their successors, may offer the shares of common stock indicated below for resale from time to time.

We were formed in March 2010 to continue and expand the business of Compass Horizon, our wholly-owned subsidiary, which owned all of the portfolio investments that we acquired upon the closing of our IPO. Immediately prior to the completion of our IPO, the owners of membership interests of Compass Horizon, including Compass Horizon Partners, LP, exchanged their membership interests in Compass Horizon for 2,645,124 shares of our common stock (the “Share Exchange”) and we entered into a registration rights agreement with respect to those shares. Pursuant to the terms of the registration rights agreement we have agreed to bear specific expenses of the selling stockholder in connection with the registration and sale of such shares. In addition, all contractual lock-ups and other restrictions applicable to sales by insiders have expired. Concurrent with the IPO, Compass Horizon Partners, LP sold 1,340,000 shares of our common stock, which it received in the Share Exchange. After the completion of the IPO, Compass Horizon Partners, LP owned 1,258,249 shares of our common stock, or 16.6% of the total then outstanding shares of our common stock. We are registering a total of 1,271,414 shares of common stock that may be offered by the selling stockholder, of which a total of 1,258,249 shares of common stock may be offered as a result of our contractual commitment to the selling stockholder pursuant to the registration rights agreement we entered into in connection with the Share Exchange and a total of 13,165 shares of common stock may be offered by the selling stockholder which were obtained by it pursuant to our dividend reinvestment plan.

The following table sets forth, as of June 30, 2014:

•	The name of the selling stockholder;
•	The number of shares of common stock and the percentage of the total shares of common stock outstanding that the selling stockholder beneficially owned (prior to any offering under this registration statement);
•	The number of shares of common stock beneficially owned by the selling stockholder that may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and
•	The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by the selling stockholder following an offering under this registration statement, assuming the sale pursuant to such offering of all shares that are beneficially owned by the selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After an Offering” assumes that the stockholder below will elect to sell all of the shares set forth under “Number of Shares That May be Sold in an Offering.” The selling stockholder may sell all, some or none of its shares in an offering pursuant to the registration statement, of which this prospectus forms a part. See “Plan of Distribution.” The information regarding the identity of the selling stockholder and its affiliations, including its beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the selling stockholder.

	Shares Beneficially Owned Prior to an Offering(1)			Shares Beneficially Owned After an Offering(2)(3)
Name of Selling Stockholder	Number of Shares	Percent of Class	Number of Shares That May be Sold in an Offering	Number of Shares	Percent of Class
Compass Horizon Partners, LP(4)	1,271,414	13.2%	1,271,414	0	0

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. In accordance with such rule, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire such security within 60 days of June 30, 2014.
(2)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the entity listed as selling stockholder.
(3)	Applicable percentage of ownership is based upon 9,621,636 shares of our common stock outstanding on June 30, 2014.
(4)	Concorde Horizon Holdings LP is the limited partner of Compass Horizon Partners, LP and Navco Management, Ltd. is the general partner. Concorde Horizon Holdings LP and Navco Management, Ltd. are controlled by The Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.

Shares of our common stock sold by the selling stockholder will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholder, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (1) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (2) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in private placements of securities. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our Advisor have designated a chief compliance officer to be responsible for administering the policies and procedures.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies any of the following:
•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange;
•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or
•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
•	Securities of any eligible portfolio company which we control.
•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities. Stockholder approval to offer shares of our common stock below its net asset value expired on June 27, 2014. We intend to seek approval from our stockholders to offer shares of our common stock below its net asset value in the future.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, subject to certain exceptions, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Derivative Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to our Business and Structure — We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of Ethics

We and our Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is attached as an exhibit to our registration statement on Form N-2 (File No. 333-165570 filed with the SEC on July 19, 2010 as Exhibits (r)(1) and (r)(2)), which is available on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Advisor. The proxy voting policies and procedures of our Advisor are set forth below. The guidelines are reviewed periodically by our Advisor and our independent directors and, accordingly, are subject to change.

Introduction

Our Advisor is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, our Advisor has fiduciary duties to us. As part of this duty, our Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our Advisor’s proxy voting policies and procedures have been formulated to ensure decision-making is consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our Advisor votes proxies relating to our portfolio securities in what our Advisor perceives to be the best interest of our stockholders. Our Advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our Advisor generally votes against proposals that may have a negative effect on our portfolio securities, our Advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Advisor’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our Advisor requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032 or by calling (860) 676-8654.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations under the Sarbanes-Oxley Act and intend to take actions necessary to ensure that we are in compliance therewith.

NASDAQ Global Select Market Corporate Governance Regulations

NASDAQ has adopted corporate governance regulations with which listed companies must comply with. We intend to be in compliance with these corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our Advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally seeks reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid any brokerage commissions during the three most recent fiscal years.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods, up to $250 million of our common stock, preferred stock, subscription rights, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of an offering. The selling stockholder may sell from time to time 1,271,414 shares of common stock beneficially owned by it, held for its own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholder as a gift or other non-sale related transfer (collectively, the “Selling Stockholder Shares”). The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale and the selling stockholder may sell the Selling Stockholder Shares owned by it and offered hereby directly or through one or more underwriters, broker-dealers or agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities by us and/or the Selling Stockholder Shares by the selling stockholder will be named in the applicable prospectus supplement, such prospectus supplement to also set forth the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them, the offering price of the securities and the proceeds to us and/or the selling stockholder and any discounts, commissions or concessions allowed or reallowed or paid to dealers, and any securities exchanges on which the securities and/or the Selling Stockholder Shares may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. However, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The selling stockholder is not restricted in its ability to sell its shares at a price per share below net asset value per share.

In connection with the sale of the securities and the Selling Stockholder Shares, underwriters or agents may receive compensation from us and/or the selling stockholder or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities and the Selling Stockholder Shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities and the Selling Stockholder Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and/or the selling stockholder and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us and/or the selling stockholder will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% for the sale of any securities and/or Selling Stockholder Shares being registered. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

If underwriters are used in the sale of any securities and/or the Selling Stockholder Shares, the securities and/or Selling Stockholder Shares will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities and/or Selling

Stockholder Shares may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities and/or Selling Stockholder Shares will be subject to certain conditions precedent.

We and/or the selling stockholder may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we and/or the selling stockholder pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

In connection with sales of the shares of common stock or otherwise, we and/or the selling stockholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. We and/or the selling stockholder may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. We and/or the selling stockholder may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

We, the selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by us, the selling stockholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We may offer shares of common stock in a public offering at-the-market to a select group of investors, in which case you may not be able to participate in such offering and you will experience dilution unless you purchase additional shares of our common stock in the secondary market at the same or lower price.

Any common stock and/or Selling Stockholder Shares sold pursuant to a prospectus supplement may be traded on NASDAQ, or another exchange on which the common stock, including Selling Stockholder Shares, are traded. The other offered securities may or may not be listed on a securities exchange and we cannot assure you that there will be a liquid trading market for certain of the securities.

Under agreements that we and/or the selling stockholder may enter into, underwriters, dealers and agents who participate in the distribution of shares of our securities and/or the Selling Stockholder Shares may be entitled to indemnification by us and/or the selling stockholder against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us and/or the selling stockholder in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we and/or the selling stockholder will authorize underwriters or other persons acting as our and/or the selling stockholder’s agents to solicit offers by certain institutions to purchase shares of our securities from us or the Selling Stockholder Shares from the selling stockholder pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us and/or the selling stockholder. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities and/or the Selling Stockholder Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We and/or the selling stockholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us and/or the selling stockholder or borrowed from us, the selling stockholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us and/or the selling stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement. We, one of our affiliates and/or the selling stockholder may loan or pledge securities to a financial institution or other third party that in turn may sell the securities or Selling Stockholder Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or the Selling Stockholder Shares or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

In order to comply with the securities laws of certain states, if applicable, our securities and the Selling Stockholder Shares will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities and/or the Selling Stockholder Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We will pay customary costs and expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including SEC filing fees and expenses of compliance with state securities or “blue sky” laws. However, the selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholder against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholder will be entitled to contribution.

We may be indemnified by the selling stockholder against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

There can be no assurance that the selling stockholder will sell any or all of the Selling Stockholder Shares registered pursuant to the registration statement, of which this prospectus forms a part. Once sold under the registration statement, of which this prospectus forms a part, the Selling Stockholder Shares will be freely tradable in the hands of persons other than our affiliates.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder (“Treasury regulations”) each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, subscription rights or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion:

•	a “U.S. stockholder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes: (1) a person who is a citizen or individual resident of the United States; (2) a domestic corporation (or other domestic entity taxable as a corporation for U.S. federal income tax purposes); (3) an estate whose income is subject to U.S. federal income tax regardless of its source; or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; and
•	a “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in our securities will depend on the facts of its particular situation. Stockholders are urged to consult their own tax advisers to determine the U.S. federal, state, local and foreign tax consequences to them of an investment in our securities, including applicable tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation of the company

As a BDC, we have elected to be treated, and qualified, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. As a RIC, we generally do not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as distributions.

To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”) (the “90% Gross Income Test”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”). In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally are not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. While we intend to satisfy the Annual Distribution Requirement, we may choose to retain all or a portion of our net capital gains or investment company taxable income not subject to the Annual Distribution Requirement for investment, and pay the associated federal corporate income tax, or the 4% U.S. federal excise tax as appropriate, and as described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount at least equal to the sum of:

•	98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year;
•	98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and
•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we generally intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax or may decide to retain some of our income or gains and be subject to this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If we borrow money, we may be prevented by loan covenants from declaring and paying distributions in certain circumstances. Limits on our payment of distributions may prevent us from satisfying distribution requirements, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation — Senior Securities; Derivative Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would incur a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Company investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as qualifying gross income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Since in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take action that are advantageous) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income.

Warrants.  Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term depends on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant equals the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Foreign Investments.  In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies.  We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the Code. In general, if a special tax election has not been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Any adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

Foreign Currency Transactions.  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the

Code as “section 988” gains or losses, may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (generally at a maximum U.S. federal tax rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Generally, you will be provided with a written notice reporting the amount of any (i) ordinary income distributions no later than 30 days after the close of the taxable year, and (ii) capital gain distributions or other distributions no later than 60 days after the close of the taxable year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax.  As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan.  Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions determined to constitute dividends which have been reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving distributions in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Dispositions.  A U.S. stockholder will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present U.S. law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations.  Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of our common stock.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions.  Distributions of ordinary income to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders in taxable years beginning before January 1, 2014 (if not extended further by Congress), no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such distributions and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2014.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (ii) in the case of an individual, the non-U.S. stockholder is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied.

Effective July 1, 2014, withholding agents will be required to withhold U.S. tax (at a 30% rate) on payments of taxable distributions and (effective January 1, 2017) redemption proceeds and certain capital gain distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designated to inform the U.S. Department of the

Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholder. Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their shares of our common stock.

Dividend Reinvestment Plan.  Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons.

Backup Withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on taxable dividends or distributions unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by Bank of America, N.A. pursuant to a custodian services agreement. The principal business address of Bank of America, N.A. is 135 South LaSalle Street, Chicago, Illinois 60603. Securities held through Credit II and the 2013-1 Securitization are held under custodial agreements with U.S. Bank National Association. The principal address for U.S. Bank National Association is 1133 Rankin Street, St. Paul, Minnesota 55116. Computershare Shareowner Services LLC (formerly known as BNY Mellon Shareowner Services) acts as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of Computershare Shareowner Services LLC is 480 Washington Blvd., Jersey City, New Jersey 07310.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP and certain legal matters will be passed upon for underwriters or dealer managers, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated financial statements as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013 appearing in this prospectus and elsewhere in the registration statement have been audited by McGladrey LLP, an independent registered public accounting firm as stated in their report appearing elsewhere herein, which report expresses an unqualified opinion, and are included in reliance upon such report and upon the authority of such firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the SEC a registration statement, of which this prospectus forms a part, on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Consolidated Financial Statements and Supplementary Data

PART I: FINANCIAL INFORMATION

Item 1. Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(Unaudited)
(In thousands, except share data)

	March 31, 2014	December 31, 2013
Assets
Non-affiliate investments at fair value (cost of $233,056 and $234,310, respectively) (Note 4)	$228,560	$221,284
Cash	13,993	25,341
Investment in money market funds	2,101	1,188
Restricted investments in money market funds	5,730	5,951
Interest receivable	5,389	4,240
Other assets	6,369	5,733
Total assets	$262,142	$263,737
Liabilities
Borrowings (Note 6)	$119,405	$122,343
Dividends payable	3,318	3,315
Base management fee payable (Note 3)	330	439
Incentive fee payable (Note 3)	406	852
Other accrued expenses	903	953
Total liabilities	124,362	127,902
Net assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2014 and December 31, 2013	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 9,618,690 and 9,608,949 shares outstanding as of March 31, 2014 and December 31, 2013	10	10
Paid-in capital in excess of par	155,108	154,975
Accumulated undistributed net investment income	629	1,463
Net unrealized depreciation on investments	(4,496)	(13,026)
Net realized loss on investments	(13,471)	(7,587)
Total net assets	137,780	135,835
Total liabilities and net assets	$262,142	$263,737
Net asset value per common share	$14.32	$14.14

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations
(Unaudited)
(In thousands, except share data)

	For the Three Months Ended March 31,
	2014	2013
Investment income
Interest income on non-affiliate investments	$7,180	$7,346
Fee income on non-affiliate investments	354	22
Total investment income	7,534	7,368
Expenses
Interest expense	2,070	1,773
Base management fee (Note 3)	1,205	1,241
Performance based incentive fee (Note 3)	406	693
Administrative fee (Note 3)	244	285
Professional fees	835	382
General and administrative	250	221
Total expenses	5,010	4,595
Net investment income before excise tax	2,524	2,773
Provision for excise tax	(40)	—
Net investment income	2,484	2,773
Net realized and unrealized gain on investments
Net realized loss on investments	(5,884)	(210)
Net unrealized appreciation on investments	8,530	420
Net realized and unrealized gain on investments	2,646	210
Net increase in net assets resulting from operations	$5,130	$2,983
Net investment income per common share	$0.26	$0.29
Net increase in net assets per common share	$0.53	$0.31
Dividends declared per share	$0.345	$0.345
Weighted average shares outstanding	9,613,829	9,570,789

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(Unaudited)
(In thousands, except share data)

	Shares	Common Stock	Paid-In Capital in Excess of Par	Accumulated Undistributed Net Investment Income	Net Unrealized Depreciation on Investments	Net Realized Losses on Investments	Total Net Assets
Balance at December 31, 2012	9,567,225	$10	$154,384	$1,428	$(10,772)	$(78)	$144,972
Net increase in net assets resulting from operations	—	—	—	2,773	420	(210)	2,983
Issuance of common stock under dividend reinvestment plan	7,220	—	108	—	—	—	108
Dividends declared	—	—	—	(3,303)	—	—	(3,303)
Balance at March 31, 2013	9,574,445	$10	$154,492	$898	$(10,352)	$(288)	$144,760
Balance at December 31, 2013	9,608,949	$10	$154,975	$1,463	$(13,026)	$(7,587)	$135,835
Net increase in net assets resulting from operations	—	—	—	2,484	8,530	(5,884)	5,130
Issuance of common stock under dividend reinvestment plan	9,741	—	133	—	—	—	133
Dividends declared	—	—	—	(3,318)	—	—	(3,318)
Balance at March 31, 2014	9,618,690	$10	$155,108	$629	$(4,496)	$(13,471)	$137,780

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	For the Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,130	$2,983
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of debt issuance costs	492	183
Net realized loss on investments	6,913	18
Net unrealized appreciation on investments	(8,530)	(420)
Purchase of investments	(17,926)	(28,500)
Principal payments received on investments	11,773	9,962
Proceeds from sale of investments	720	—
Changes in assets and liabilities:
Net increase in investments in money market funds	(913)	(1,559)
Decrease in restricted investments in money market funds	221	—
Increase in interest receivable	(597)	(88)
Increase in end-of-term payments	(552)	(614)
Decrease in unearned loan income	(226)	(228)
(Increase) decrease in other assets	(1,129)	199
Decrease in other accrued expenses	(50)	(199)
(Decrease) increase in base management fee payable	(109)	31
Decrease in incentive fee payable	(446)	(162)
Net cash used in operating activities	(5,229)	(18,394)
Cash flows from financing activities:
Dividends paid	(3,181)	(3,193)
Net (decrease) increase in borrowings	(2,938)	21,017
Net cash (used in) provided by financing activities	(6,119)	17,824
Net decrease in cash	(11,348)	(570)
Cash:
Beginning of period	25,341	1,048
End of period	$13,993	$478
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,582	$1,517
Supplemental non-cash investing and financing activities:
Warrant investments received & recorded as unearned loan income	$106	$172
Dividends payable	$3,318	$3,303
Net assets received in settlement of debt investment	$985	$—

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – 158.2%(9)
Debt Investments – Life Science – 23.0%(9)
Inotek Pharmaceuticals Corporation(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 10/1/16)	$3,500	$3,466	$3,466
N30 Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.25% cash, 3.00% ETP, Due 9/1/14)	514	512	512
		Term Loan (11.25% cash, 3.00% ETP, Due 10/1/15)	1,952	1,936	1,936
New Haven Pharmaceuticals, Inc. (2)	Biotechnology	Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	1,451	1,431	1,431
		Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	484	477	477
Sample6, Inc.(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 1/1/16)	1,996	1,979	1,979
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15)	1,244	1,239	1,239
		Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	1,867	1,839	1,839
Xcovery Holding Company, LLC(2)	Biotechnology	Term Loan (12.50% cash, Due 8/1/15)	745	744	744
		Term Loan (12.50% cash, Due 8/1/15)	1,172	1,171	1,171
		Term Loan (12.50% cash, Due 10/1/15)	222	222	222
Accuvein, Inc.	Medical Device	Term Loan (10.40% cash (Floor 10.40%; Ceiling 11.90%),	4,000	3,945	3,945
		5.00% ETP, Due 8/1/17)
Mederi Therapeutics, Inc.	Medical Device	Term Loan (10.75% cash (Floor 10.75%; Ceiling 12.75%),	3,000	2,960	2,960
		4.00% ETP, Due 7/1/17)
		Term Loan (10.75% cash (Floor 10.75%; Ceiling 12.75%),	3,000	2,920	2,920
		4.00% ETP, Due 7/1/17)
Mitralign, Inc.(2)	Medical Device	Term Loan (12.00% cash, 3.00% ETP, Due 10/1/15)	1,390	1,378	1,378
		Term Loan (10.88% cash, 3.00% ETP, Due 11/1/15)	969	961	961
		Term Loan (10.50% cash, 3.00% ETP, Due 7/1/16)	1,143	1,119	1,119
Tengion, Inc.(2)(5)	Medical Device	Term Loan (13.00% cash, Due 5/1/14)	351	350	350
Tryton Medical, Inc.(2)	Medical Device	Term Loan (10.41% cash (Prime + 7.16%), 2.50% ETP, Due 9/1/16)	3,000	2,966	2,966
Total Debt Investments – Life Science				31,615	31,615
Debt Investments – Technology – 103.4%(9)
Ekahau, Inc.	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	1,500	1,477	1,477
		Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	500	492	492

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Overture Networks, Inc.(2)	Communications	Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	5,000	4,944	4,944
		Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	2,500	2,466	2,466
Optaros, Inc.(2)	Internet and Media	Term Loan (11.95% cash, 3.00% ETP, Due 10/1/15)	1,463	1,455	1,455
		Term Loan (11.95% cash, 3.00% ETP, Due 3/1/16)	451	448	448
SimpleTuition, Inc.(2)	Internet and Media	Term Loan (11.75% cash, Due 3/1/16)	3,524	3,487	3,487
Nanocomp Technologies, Inc.	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	1,000	981	981
Aquion Energy, Inc.(2)	Power Management	Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,421	2,413	2,413
		Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,421	2,413	2,413
		Term Loan (10.25% cash, 4.00% ETP, Due 6/1/16)	2,703	2,691	2,691
Xtreme Power, Inc.(2)	Power Management	Term Loan (10.75% cash, 9.00% ETP, Due 5/1/16)	6,000	5,960	5,960
		Term Loan (15.00% cash, Due 4/14/14)	2,435	2,435	2,435
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash, 2.00% ETP, Due 7/1/16)	2,728	2,710	2,710
		Term Loan (10.00% cash, 2.00% ETP, Due 1/1/18)	2,500	2,460	2,460
eASIC Corporation(2)	Semiconductors	Term Loan (11.00% cash, 2.50% ETP, Due 4/1/17)	2,000	1,971	1,971
Kaminario, Inc.(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,961	2,961
		Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,961	2,961
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.25% cash, 8.00% ETP, Due 7/1/17)	2,632	2,568	2,568
		Term Loan (10.25% cash, 8.00% ETP, Due 7/1/17)	1,469	1,458	1,458
Newport Media, Inc.(2)	Semiconductors	Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,429	3,429
		Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,429	3,429
NexPlanar Corporation(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	3,000	2,969	2,969
		Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	2,000	1,972	1,972
Soraa, Inc.	Semiconductors	Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),	2,500	2,457	2,457
		4.00% ETP, Due 11/1/17)
		Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),	2,500	2,457	2,457
		4.00% ETP, Due 11/1/17)
		Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),	2,500	2,457	2,457
		4.00% ETP, Due 11/1/17)
		Term Loan (10.75% cash (Floor 10.75%; Ceiling 13.075%),	2,500	2,457	2,457
		4.00% ETP, Due 11/1/17)

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Xtera Communications, Inc.(2)	Semiconductors	Term Loan (11.50% cash, 14.77% ETP, Due 7/1/15)	6,468	6,448	6,448
		Term Loan (11.50% cash, 13.65% ETP, Due 2/1/16)	1,731	1,721	1,721
Bolt Solutions, Inc.(2)	Software	Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,264	4,234	4,234
		Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,264	4,234	4,234
Construction Software Technologies, Inc.(2)	Software	Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,176	4,176
		Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,176	4,176
Courion Corporation(2)	Software	Term Loan (11.45% cash, Due 10/1/15)	2,331	2,325	2,325
		Term Loan (11.45% cash, Due 10/1/15)	2,331	2,325	2,325
Decisyon, Inc.(2)	Software	Term Loan (11.65% cash, 5.00% ETP, Due 9/1/16)	4,000	3,940	3,940
Kontera Technologies, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,957	3,957
		Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,957	3,957
Lotame Solutions, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,975	3,975
		Term Loan (11.50% cash, 3.00% ETP, Due 9/1/16)	1,500	1,489	1,489
Netuitive, Inc.(2)	Software	Term Loan (11.75% cash, Due 1/1/16)	2,105	2,083	2,083
Raydiance, Inc.(2)	Software	Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	4,855	4,812	4,812
		Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	971	950	950
Razorsight Corporation(2)	Software	Term Loan (11.75% cash, 3.00% ETP, Due 11/1/16)	1,500	1,481	1,481
		Term Loan (11.75% cash, 3.00% ETP, Due 8/1/16)	1,457	1,436	1,436
	Software	Term Loan (11.75% cash, 3.00% ETP, Due 7/1/17)	1,000	982	982
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.65% cash, Due 6/1/16)	7,100	6,598	6,598
VBrick Systems, Inc.	Software	Term Loan (11.50% cash (Floor 10.50%; Ceiling 3.50%),	3,000	2,972	2,972
		5.00% ETP, Due 7/1/17)
Vidsys, Inc.(2)	Software	Term Loan (11.00% cash, 6.50% ETP, Due 6/1/16)	3,000	2,976	2,976
Visage Mobile, Inc.(2)	Software	Term Loan (12.00% cash, 3.50% ETP, Due 9/1/16)	896	885	885
Total Debt Investments – Technology				142,510	142,510
Debt Investments – Cleantech – 13.5%(9)
Renmatix, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 9.00% ETP, Due 2/1/16)	1,816	1,806	1,806
		Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	1,816	1,806	1,806

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (10.25% cash, Due 10/1/16)	4,733	4,696	4,696
Semprius, Inc.(2)(8)	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	3,135	3,115	2,805
Aurora Algae, Inc.(2)	Energy Efficiency	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	1,068	1,065	1,065
Rypos, Inc.(2)	Energy Efficiency	Term Loan (11.80% cash, Due 1/1/17)	3,000	2,955	2,955
		Term Loan (11.80% cash, Due 9/1/17)	1,000	980	980
Tigo Energy, Inc.(2)	Energy Efficiency	Term Loan (13.00% cash, 3.16% ETP, Due 6/1/15)	1,874	1,864	1,864
Cereplast, Inc.(5)(8)	Waste Recycling	Term Loan (12.00% cash, Due 8/1/14)	1,081	978	328
		Term Loan (12.00% cash, Due 8/1/14)	1,160	1,141	352
Total Debt Investments – Cleantech				20,406	18,657
Debt Investments – Healthcare information and services – 18.3%(9)
Radisphere National Radiology Group, Inc.(2)	Diagnostics	Revolver (11.25% cash (Prime + 8.00%), Due 10/1/15)	12,000	11,921	11,921
Watermark Medical, Inc.(2)	Other Healthcare	Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,457	3,457
		Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,457	3,457
Recondo Technology, Inc.(2)	Software	Term Loan (11.50% cash, 4.14% ETP, Due 4/1/16)	1,384	1,360	1,360
		Term Loan (11.00% cash, 3.00% ETP, Due 1/1/17)	2,500	2,476	2,476
		Term Loan (10.50% cash, 2.50% ETP, Due 1/1/18)	2,500	2,471	2,471
Total Debt Investments – Healthcare information and services				25,142	25,142
Total Debt Investments				219,673	217,924
Warrant Investments – 4.9%(9)
Warrants – Life Science – 2.1%(9)
ACT Biotech Corporation	Biotechnology	1,521,820 Preferred Stock Warrants	—	83	—
Ambit Biosciences, Inc.(5)	Biotechnology	44,795 Common Stock Warrants	—	143	6
Anacor Pharmaceuticals, Inc.(2)(5)	Biotechnology	84,583 Common Stock Warrants	—	93	1,143
Celsion Corporation(5)	Biotechnology	5,708 Common Stock Warrants	—	15	—
Inotek Pharmaceuticals Corporation	Biotechnology	114,387 Preferred Stock Warrants	—	17	16
N30 Pharmaceuticals, Inc.	Biotechnology	214,200 Preferred Stock Warrants	—	122	247
New Haven Pharmaceuticals, Inc.	Biotechnology	34,729 Preferred Stock Warrants	—	22	25
Revance Therapeutics, Inc.(5)	Biotechnology	34,377 Common Stock Warrants	—	68	586
Sample6, Inc.	Biotechnology	200,582 Preferred Stock Warrants	—	27	23
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	116,203 Common Stock Warrants	—	83	520

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	42,083 Preferred Stock Warrants	—	94	190
Tranzyme, Inc.(5)	Biotechnology	77,902 Common Stock Warrants	—	6	—
Accuvein, Inc.	Biotechnology	58,284 Preferred Stock Warrants	—	18	18
Direct Flow Medical, Inc.	Medical Device	176,922 Preferred Stock Warrants	—	144	112
EnteroMedics, Inc.(5)	Medical Device	141,026 Common Stock Warrants	—	347	—
Mederi Therapeutics, Inc.	Medical Device	248,736 Preferred Stock Warrants	—	26	27
Mitralign, Inc.	Medical Device	295,238 Common Stock Warrants	—	49	35
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants	—	78	—
Tengion, Inc.(2)(5)	Medical Device	1,864,876 Common Stock Warrants	—	124	—
Tryton Medical, Inc.(2)	Medical Device	47,977 Preferred Stock Warrants	—	14	14
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Total Warrants – Life Science				1,586	2,962
Warrants – Technology – 2.0%(9)
Ekahau, Inc.	Communications	978,261 Preferred Stock Warrants	—	33	26
OpenPeak, Inc.	Communications	18,997 Preferred Stock Warrants	—	89	—
Overture Networks, Inc.	Communications	344,574 Preferred Stock Warrants	—	55	43
Everyday Health, Inc.(5)	Consumer-related Technologies	43,783 Common Stock Warrants	—	69	152
SnagAJob.com, Inc.	Consumer-related Technologies	365,396 Preferred Stock Warrants	—	23	269
Tagged, Inc.	Consumer-related Technologies	190,868 Preferred Stock Warrants	—	27	73
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants	—	22	19
Cartera Commerce, Inc.	Internet and media	90,909 Preferred Stock Warrants	—	16	161
Optaros, Inc.	Internet and media	477,403 Preferred Stock Warrants	—	21	13
SimpleTuition, Inc.	Internet and media	189,573 Preferred Stock Warrants	—	63	8
IntelePeer, Inc.	Networking	141,549 Preferred Stock Warrants	—	39	34
Motion Computing, Inc.	Networking	104,283 Preferred Stock Warrants	—	4	18
Nanocomp Technologies, Inc.	Networking	204,546 Preferred Stock Warrants	—	19	19
Aquion Energy, Inc.	Power Management	115,051 Preferred Stock Warrants	—	7	57
Xtreme Power, Inc.	Power Management	2,466,821 Preferred Stock Warrants	—	76	—
Avalanche Technology, Inc.	Semiconductors	244,649 Preferred Stock Warrants	—	56	56
eASIC Corporation	Semiconductors	1,877,799 Preferred Stock Warrants	—	16	15
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants	—	59	55
Luxtera, Inc.	Semiconductors	2,087,766 Preferred Stock Warrants	—	43	113
Newport Media, Inc.	Semiconductors	188,764 Preferred Stock Warrants	—	40	37
NexPlanar Corporation	Semiconductors	216,001 Preferred Stock Warrants	—	36	56
Soraa, Inc.	Semiconductors	180,000 Preferred Stock Warrants	—	80	80
Xtera Communications, Inc.	Semiconductors	983,607 Preferred Stock Warrants	—	206	—
Bolt Solutions, Inc.	Software	202,892 Preferred Stock Warrants	—	113	123
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants	—	14	104

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Construction Software Technologies, Inc.(2)	Software	386,415 Preferred Stock Warrants	—	69	299
Courion Corporation	Software	772,543 Preferred Stock Warrants	—	106	91
Decisyon, Inc.	Software	314,686 Preferred Stock Warrants	—	44	39
DriveCam, Inc.	Software	71,639 Preferred Stock Warrants	—	20	120
Kontera Technologies, Inc.(2)	Software	99,476 Preferred Stock Warrants	—	102	82
Lotame Solutions, Inc.	Software	216,810 Preferred Stock Warrants	—	4	143
Netuitive, Inc.	Software	748,453 Preferred Stock Warrants	—	75	45
Raydiance, Inc.	Software	735,784 Preferred Stock Warrants	—	51	49
Razorsight Corporation	Software	259,404 Preferred Stock Warrants	—	44	40
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants	—	242	241
Vidsys, Inc.	Software	37,346 Preferred Stock Warrants	—	23	—
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants	—	20	18
Total Warrants – Technology				2,026	2,698
Warrants – Cleantech – 0.4%(9)
Renmatix, Inc.	Alternative Energy	52,296 Preferred Stock Warrants	—	68	70
Semprius, Inc.	Alternative Energy	519,981 Preferred Stock Warrants	—	25	—
Enphase Energy, Inc.(5)	Energy Efficiency	161,959 Common Stock Warrants	—	175	243
Rypos, Inc.	Energy Efficiency	5,627 Preferred Stock Warrants	—	44	41
Solarbridge Technologies, Inc.(2)	Energy Efficiency	7,381,412 Preferred Stock Warrants	—	235	164
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants	—	100	26
Cereplast, Inc.(5)	Waste Recycling	365,000 Common Stock Warrants	—	175	—
Total Warrants – Cleantech				822	544
Warrants – Healthcare information and services – 0.4%(9)
Accumetrics, Inc.	Diagnostics	100,928 Preferred Stock Warrants	—	107	63
BioScale, Inc.(2)	Diagnostics	315,618 Preferred Stock Warrants	—	54	—
Precision Therapeutics, Inc.	Diagnostics	13,461 Preferred Stock Warrants	—	73	—
Radisphere National Radiology Group, Inc.(2)	Diagnostics	519,992 Preferred Stock Warrants	—	378	—
Patientkeeper, Inc.	Other Healthcare	396,410 Preferred Stock Warrants	—	269	29
Singulex, Inc.	Other Healthcare	293,632 Preferred Stock Warrants	—	44	141
Talyst, Inc.	Other Healthcare	300,360 Preferred Stock Warrants	—	101	53
Watermark Medical, Inc.	Other Healthcare	12,216 Preferred Stock Warrants	—	66	64
Recondo Technology, Inc.	Software	436,088 Preferred Stock Warrants	—	73	177
Total Warrants – Healthcare information and services				1,165	527
Total Warrants				5,599	6,731

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
March 31, 2014 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Other Investments – 0.3%(9)
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019	—	4,702	400
Total Other Investments				4,702	400
Equity – 2.5%(9)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock	—	227	632
Revance Therapeutics, Inc.(5)	Biotechnology	4,861 Common Stock	—	73	153
Overture Networks Inc.	Communications	386,191 Common Stock	—	482	420
Solarbridge Technologies, Inc.(2)	Energy Efficiency	11,716,760 Preferred Stock	—	2,300	2,300
Cereplast, Inc.(5)	Waste Recycling	200,000 Common Stock	—	—	—
Total Equity				3,082	3,505
Total Portfolio Investment Assets – 165.9%(9)				$233,056	$228,560
Short Term Investments – Money Market Funds – 1.5%(9)
US Bank Money Market				$2,101	$2,101
Total Short Term Investments – Money Market Funds				$2,101	$2,101
Short Term Investments – Restricted Investments— 4.2%(9)
US Bank Money Market(2)				$5,730	$5,730
Total Short Term Investments – Restricted Investments				$5,730	$5,730

(1)	All of the Company’s investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Credit Facilities or 2013-1 Securitization.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the loan, unless otherwise indicated. For each debt investment, the current interest rate in effect as of March 31, 2014 is provided.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt is on non-accrual status at March 31, 2014 and is, therefore, considered non-income producing.
(9)	Value as a percent of net assets.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – 157.5%(9)
Debt Investments – Life Science – 22.9%(9)
Inotek Pharmaceuticals Corporation(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 10/1/16)	$3,500	$3,460	$3,460
N30 Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.25% cash, 3.00% ETP, Due 9/1/14)	760	756	756
		Term Loan (11.25% cash, 3.00% ETP, Due 10/1/15)	2,230	2,209	2,209
New Haven Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	1,500	1,476	1,476
		Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	500	492	492
Sample6, Inc.(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 1/1/16)	2,252	2,229	2,229
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15)	1,425	1,418	1,418
		Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	2,138	2,100	2,100
Xcovery Holding Company, LLC(2)	Biotechnology	Term Loan (12.50% cash, Due 8/1/15)	781	779	779
		Term Loan (12.50% cash, Due 8/1/15)	1,228	1,226	1,226
		Term Loan (12.50% cash, Due 10/1/15)	231	231	231
Mederi Therapeutics, Inc.	Medical Device	Term Loan (10.75% cash (Floor 10.75%; Ceiling 2.75%),	3,000	2,957	2,957
		4.00% ETP, Due 7/1/17)
		Term Loan (10.75% cash (Floor 10.75%; Ceiling 2.75%),	3,000	2,917	2,917
		4.00% ETP, Due 7/1/17)
Mitralign, Inc.(2)	Medical Device	Term Loan (12.00% cash, 3.00% ETP, Due 10/1/15)	1,587	1,571	1,571
		Term Loan (10.88% cash, 3.00% ETP, Due 11/1/15)	1,100	1,089	1,089
		Term Loan (10.50% cash, 3.00% ETP, Due 7/1/16)	1,143	1,115	1,115
PixelOptics, Inc.(8)	Medical Device	Term Loan (10.75% cash, 3.00% ETP, Due 11/1/14)	5,000	4,985	562
		Term Loan (10.00% cash, Due 1/31/14)	219	219	219
Tengion, Inc.(2)(5)	Medical Device	Term Loan (13.00% cash, Due 5/1/14)	1,382	1,373	1,373
Tryton Medical, Inc.(2)	Medical Device	Term Loan (10.41% cash (Prime + 7.16%), 2.50% ETP, Due 9/1/16)	3,000	2,962	2,962
Total Debt Investments – Life Science				35,564	31,141
Debt Investments – Technology – 98.3%(9)
Ekahau, Inc.	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	1,500	1,474	1,474
		Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	500	490	490

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Overture Networks, Inc.(2)	Communications	Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	5,000	4,935	4,935
		Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	2,500	2,460	2,460
Optaros, Inc.(2)	Internet and Media	Term Loan (11.95% cash, 3.00% ETP, Due 10/1/15)	1,670	1,660	1,660
		Term Loan (11.95% cash, 3.00% ETP, Due 3/1/16)	500	497	497
SimpleTuition, Inc.(2)	Internet and Media	Term Loan (11.75% cash, Due 3/1/16)	3,909	3,862	3,862
Nanocomp Technologies, Inc.	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	1,000	963	963
Aquion Energy, Inc.(2)	Power Management	Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,704	2,693	2,693
		Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,704	2,693	2,693
		Term Loan (10.25% cash, 4.00% ETP, Due 6/1/16)	2,978	2,966	2,966
Xtreme Power, Inc.(2)(8)	Power Management	Term Loan (10.75% cash, 9.00% ETP, Due 5/1/16)	6,000	5,947	4,692
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash, 2.00% ETP, Due 7/1/16)	2,996	2,973	2,973
		Term Loan (10.00% cash, 2.00% ETP, Due 1/1/18)	2,500	2,455	2,455
eASIC Corporation(2)	Semiconductors	Term Loan (11.00% cash, 2.50% ETP, Due 4/1/17)	2,000	1,968	1,968
Kaminario, Inc.(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,954	2,954
		Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,954	2,954
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.25% cash, 8.00% ETP, Due 12/1/15)	2,734	2,714	2,714
		Term Loan (10.25% cash, 8.00% ETP, Due 3/1/16)	1,519	1,506	1,506
Newport Media, Inc.(2)	Semiconductors	Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,418	3,418
		Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,418	3,418
NexPlanar Corporation(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	3,000	2,964	2,964
		Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	2,000	1,967	1,967
Xtera Communications, Inc.(2)	Semiconductors	Term Loan (11.50% cash, 14.77% ETP, Due 7/1/15)	6,468	6,441	6,441
		Term Loan (11.50% cash, 13.65% ETP, Due 2/1/16)	1,731	1,718	1,718
Bolt Solutions, Inc.(2)	Software	Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,856	4,819	4,819
		Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,856	4,819	4,819
Construction Software Technologies, Inc.(2)	Software	Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,172	4,172
		Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,172	4,172
Courion Corporation(2)	Software	Term Loan (11.45% cash, Due 10/1/15)	2,662	2,654	2,654

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (11.45% cash, Due 10/1/15)	2,662	2,654	2,654
Decisyon, Inc.(2)	Software	Term Loan (11.65% cash, 5.00% ETP, Due 9/1/16)	4,000	3,932	3,932
Kontera Technologies, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,949	3,949
		Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,949	3,949
Lotame Solutions, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,971	3,971
		Term Loan (11.50% cash, 3.00% ETP, Due 9/1/16)	1,500	1,486	1,486
Netuitive, Inc.(2)	Software	Term Loan (11.75% cash, Due 1/1/16)	2,359	2,330	2,330
Raydiance, Inc.(2)	Software	Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	5,000	4,948	4,948
		Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	1,000	975	975
Razorsight Corporation(2)	Software	Term Loan (11.75% cash, 3.00% ETP, Due 11/1/16)	1,500	1,477	1,477
		Term Loan (11.75% cash, 3.00% ETP, Due 8/1/16)	1,500	1,475	1,475
	Software	Term Loan (11.75% cash, 3.00% ETP, Due 7/1/17)	1,000	980	980
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.65% cash, Due 6/1/16)	7,100	6,919	6,919
VBrick Systems, Inc.	Software	Term Loan (11.50% cash (Floor 10.50%; Ceiling 3.50%),	3,000	2,970	2,970
		5.00% ETP, Due 7/1/17)
Vidsys, Inc.(2)	Software	Term Loan (11.00% cash, 6.50% ETP, Due 6/1/16)	3,000	2,970	2,970
Visage Mobile, Inc.(2)	Software	Term Loan (12.00% cash, 3.50% ETP, Due 9/1/16)	974	962	962
Total Debt Investments – Technology				134,673	133,418
Debt Investments – Cleantech – 17.6%(9)
Renmatix, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 9.00% ETP, Due 2/1/16)	2,028	2,015	2,015
		Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	2,028	2,015	2,015
		Term Loan (10.25% cash, Due 10/1/16)	5,000	4,956	4,956
Semprius, Inc.(2)(8)	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	3,203	3,183	2,785
Aurora Algae, Inc.(2)	Energy Efficiency	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	1,280	1,276	1,276
Rypos, Inc.	Energy Efficiency	Term Loan (11.80% cash, Due 1/1/17)	3,000	2,928	2,928
Solarbridge Technologies, Inc.(2)(8)	Energy Efficiency	Term Loan (12.15% cash, 3.21 ETP, Due 12/1/16)	7,000	6,785	5,000
Tigo Energy, Inc.(2)	Energy Efficiency	Term Loan (13.00% cash, 3.16% ETP, Due 6/1/15)	2,214	2,199	2,199
Cereplast, Inc.(5)(8)	Waste Recycling	Term Loan (12.00% cash, Due 8/1/14)	1,081	978	328

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (12.00% cash, Due 8/1/14)	1,160	1,141	352
Total Debt Investments – Cleantech				27,476	23,854
Debt Investments – Healthcare information and services – 18.7%(9)
BioScale, Inc.(2)	Diagnostics	Term Loan (11.51% cash, Due 1/1/14)	232	232	232
Radisphere National Radiology Group, Inc.(2)	Diagnostics	Revolver (11.25% cash (Prime + 8.00%), Due 10/1/15)	12,000	11,908	11,908
Watermark Medical, Inc.(2)	Other Healthcare	Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,452	3,452
		Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,452	3,452
Recondo Technology, Inc.(2)	Software	Term Loan (11.50% cash, 4.14% ETP, Due 4/1/16)	1,384	1,356	1,356
		Term Loan (11.00% cash, 3.00% ETP, Due 1/1/17)	2,500	2,473	2,473
		Term Loan (10.50% cash, 2.50% ETP, Due 1/1/18)	2,500	2,468	2,468
Total Debt Investments – Healthcare information and services				25,341	25,341
Total Debt Investments				223,054	213,754
Warrant Investments – 4.5%(9)
Warrants – Life Science – 2.1%(9)
ACT Biotech Corporation	Biotechnology	1,521,820 Preferred Stock Warrants	—	83	—
Ambit Biosciences, Inc.(5)	Biotechnology	44,795 Common Stock Warrants	—	143	9
Anacor Pharmaceuticals, Inc.(2)(5)	Biotechnology	84,583 Common Stock Warrants	—	93	882
Celsion Corporation(5)	Biotechnology	5,708 Common Stock Warrants	—	15	—
Inotek Pharmaceuticals Corporation	Biotechnology	114,387 Preferred Stock Warrants	—	17	15
N30 Pharmaceuticals, Inc.	Biotechnology	214,200 Preferred Stock Warrants	—	122	247
New Haven Pharmaceuticals, Inc.	Biotechnology	34,729 Preferred Stock Warrants	—	22	20
Revance Therapeutics, Inc.	Biotechnology	687,091 Preferred Stock Warrants	—	223	945
Sample6, Inc.	Biotechnology	200,582 Preferred Stock Warrants	—	27	23
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	116,203 Common Stock Warrants	—	83	308
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	42,083 Preferred Stock Warrants	—	94	132
Tranzyme, Inc.(5)	Biotechnology	77,902 Common Stock Warrants	—	6	—
Direct Flow Medical, Inc.	Medical Device	176,922 Preferred Stock Warrants	—	144	132
EnteroMedics, Inc.(5)	Medical Device	141,026 Common Stock Warrants	—	347	—
Mederi Therapeutics, Inc.	Medical Device	248,736 Preferred Stock Warrants	—	26	26

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Mitralign, Inc.	Medical Device	295,238 Common Stock Warrants	—	49	35
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants	—	78	—
PixelOptics, Inc.	Medical Device	381,612 Preferred Stock Warrants	—	96	—
Tengion, Inc.(2)(5)	Medical Device	1,864,876 Common Stock Warrants	—	124	—
Tryton Medical, Inc.(2)	Medical Device	47,977 Preferred Stock Warrants	—	14	14
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Total Warrants – Life Science				1,819	2,788
Warrants – Technology – 1.8%(9)
Ekahau, Inc.	Communications	978,261 Preferred Stock Warrants	—	34	26
OpenPeak, Inc.	Communications	18,997 Preferred Stock Warrants	—	89	—
Overture Networks, Inc.	Communications	344,574 Preferred Stock Warrants	—	55	42
Everyday Health, Inc.	Consumer-related Technologies	65,674 Preferred Stock Warrants	—	69	94
SnagAJob.com, Inc.	Consumer-related Technologies	365,396 Preferred Stock Warrants	—	23	269
Tagged, Inc.	Consumer-related Technologies	190,868 Preferred Stock Warrants	—	26	72
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants	—	22	19
Cartera Commerce, Inc.	Internet and media	90,909 Preferred Stock Warrants	—	16	160
Optaros, Inc.	Internet and media	477,403 Preferred Stock Warrants	—	21	13
SimpleTuition, Inc.	Internet and media	189,573 Preferred Stock Warrants	—	63	9
IntelePeer, Inc.	Networking	141,549 Preferred Stock Warrants	—	39	34
Motion Computing, Inc.	Networking	104,283 Preferred Stock Warrants	—	4	18
Nanocomp Technologies, Inc.	Networking	204,546 Preferred Stock Warrants	—	19	19
Aquion Energy, Inc.	Power Management	115,051 Preferred Stock Warrants	—	8	57
Xtreme Power, Inc.	Power Management	2,466,821 Preferred Stock Warrants	—	76	—
Avalanche Technology, Inc.	Semiconductors	244,649 Preferred Stock Warrants	—	56	66
eASIC Corporation	Semiconductors	1,877,799 Preferred Stock Warrants	—	16	15
Kaminario, Inc.	Semiconductors	1,087,203 Preferred Stock Warrants	—	59	54
Luxtera, Inc.	Semiconductors	1,827,485 Preferred Stock Warrants	—	34	105
Newport Media, Inc.	Semiconductors	188,764 Preferred Stock Warrants	—	40	47
NexPlanar Corporation	Semiconductors	216,001 Preferred Stock Warrants	—	36	56

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Xtera Communications, Inc.	Semiconductors	983,607 Preferred Stock Warrants	—	206	—
Bolt Solutions, Inc.	Software	202,892 Preferred Stock Warrants	—	113	124
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants	—	14	104
Construction Software Technologies, Inc.(2)	Software	386,415 Preferred Stock Warrants	—	69	335
Courion Corporation	Software	772,543 Preferred Stock Warrants	—	106	89
Decisyon, Inc.	Software	314,686 Preferred Stock Warrants	—	44	39
DriveCam, Inc.	Software	71,639 Preferred Stock Warrants	—	20	120
Kontera Technologies, Inc.(2)	Software	99,476 Preferred Stock Warrants	—	102	82
Lotame Solutions, Inc.	Software	216,810 Preferred Stock Warrants	—	4	3
Netuitive, Inc.	Software	748,453 Preferred Stock Warrants	—	75	45
Raydiance, Inc.	Software	735,784 Preferred Stock Warrants	—	51	48
Razorsight Corporation	Software	259,404 Preferred Stock Warrants	—	44	40
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants	—	242	239
Vidsys, Inc.	Software	37,346 Preferred Stock Warrants	—	23	—
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants	—	20	18
Total Warrants – Technology				1,938	2,461
Warrants – Cleantech – 0.2%(9)
Renmatix, Inc.	Alternative Energy	52,296 Preferred Stock Warrants	—	68	69
Semprius, Inc.	Alternative Energy	519,981 Preferred Stock Warrants	—	26	—
Enphase Energy, Inc.(5)	Energy Efficiency	161,959 Common Stock Warrants	—	175	126
Rypos, Inc.	Energy Efficiency	5,627 Preferred Stock Warrants	—	44	41
Solarbridge Technologies, Inc.(2)	Energy Efficiency	3,645,302 Preferred Stock Warrants	—	236	—
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants	—	100	26
Cereplast, Inc.(5)	Waste Recycling	365,000 Common Stock Warrants	—	175	—
Total Warrants – Cleantech				824	262
Warrants – Healthcare information and services – 0.4%(9)
Accumetrics, Inc.	Diagnostics	100,928 Preferred Stock Warrants	—	107	63
BioScale, Inc.(2)	Diagnostics	315,618 Preferred Stock Warrants	—	54	—
Precision Therapeutics, Inc.	Diagnostics	13,461 Preferred Stock Warrants	—	73	—

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Radisphere National Radiology Group, Inc.(2)	Diagnostics	519,992 Preferred Stock Warrants	—	378	—
Patientkeeper, Inc.	Other Healthcare	396,410 Preferred Stock Warrants	—	269	29
Singulex, Inc.	Other Healthcare	293,632 Preferred Stock Warrants	—	44	140
Talyst, Inc.	Other Healthcare	300,360 Preferred Stock Warrants	—	100	53
Watermark Medical, Inc.	Other Healthcare	12,216 Preferred Stock Warrants	—	66	64
Recondo Technology, Inc.	Software	436,088 Preferred Stock Warrants	—	73	176
Total Warrants – Healthcare information and services				1,164	525
Total Warrants				5,745	6,036
Other Investments – 0.3%(9)
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019	—	4,729	400
Total Other Investments				4,729	400
Equity – 0.8%(9)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock	—	227	565
Revance Therapeutics, Inc.	Biotechnology	72,925 Preferred Stock	—	73	109
Overture Networks Inc.	Communications	386,191 Common Stock	—	482	420
Cereplast, Inc.(5)	Waste Recycling	200,000 Common Stock	—	—	—
Total Equity				782	1,094
Total Portfolio Investment Assets – 163.1%				$234,310	$221,284
Short Term Investments – Money Market Funds – 0.9%(9)
US Bank Money Market				$1,188	$1,188
Total Short Term Investments – Money Market Funds				$1,188	$1,188
Short Term Investments – Restricted Investments— 4.4%(9)
US Bank Money Market(2)				$5,951	$5,951
Total Short Term Investments – Restricted Investments				$5,951	$5,951

(1)	All of the Company’s investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Credit Facilities or 2013-1 Securitization.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the loan, unless otherwise indicated. For each debt investment, the current interest rate in effect as of December 31, 2013 is provided.
(5)	Portfolio company is a public company.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
(Unaudited)
December 31, 2013 — (Continued)
(In thousands)

(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt is on non-accrual status at December 31, 2013 and is, therefore, considered non-income producing.
(9)	Value as a percent of net assets.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 1. Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed-end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally is not subject to corporate-level federal income tax on the portion of its taxable income and capital gains the Company distributes to the stockholders. The Company primarily makes secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All of the Company’s debt investments consist of loans secured by all of, or a portion of, the applicable debtor company’s tangible and intangible assets.

On October 28, 2010, the Company completed an initial public offering (“IPO”) and its common stock trades on the NASDAQ Global Select Market under the symbol “HRZN.” The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC (“CHF”), a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary upon the completion of the IPO.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as the sole equity member. Credit I is a special purpose bankruptcy remote entity and is a separate legal entity from the Company and CHF. There has been no activity at Credit I during the three months ended March 31, 2014.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as the sole equity member. Credit II is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II are not available to creditors of the Company or any other entity other than Credit II’s lenders.

Horizon Credit III LLC (“Credit III”) was formed as a Delaware limited liability company on May 30, 2012, with the Company as the sole equity member. Credit III is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit III are not available to creditors of the Company or any other entity other than Credit III’s lenders.

Longview SBIC GP LLC and Longview SBIC LP (collectively, “Horizon SBIC”) were formed as a Delaware limited liability company and Delaware limited partnership, respectively on February 11, 2011. Horizon SBIC are wholly owned subsidiaries of the Company and were formed in anticipation of obtaining a license to operate a small business investment company from the U.S. Small Business Administration. There has been no activity in Horizon SBIC since its inception.

The Company formed Horizon Funding 2013-1 LLC (“2013-1 LLC”) as a Delaware limited liability company on June 7, 2013 and Horizon Funding Trust 2013-1 (“2013-1 Trust” and, together with 2013-1 LLC, the “2013-1 Entities”) as a Delaware trust on June 18, 2013. The 2013-1 Entities are special purpose bankruptcy remote entities and are separate legal entities from the Company. The Company formed the 2013-1 Entities for purposes of securitizing $189.3 million of secured loans and issuing fixed-rate asset-backed notes in an aggregate principal amount of $90 million (the “Asset-Backed Notes”).

HPO Assets LLC (“HPO”) was formed as a Delaware limited liability company on January 21, 2014, with the Company as the sole equity member. HPO is a separate legal entity from the Company. HPO was formed to take title to assets, if any, acquired by the Company in connection with the bankruptcy sale of the assets of PixelOptics, Inc. and to then sell such assets. On January 31, 2014, HPO acquired fixed assets and intellectual property of PixelOptics, Inc. in full settlement of the debt investment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 1. Organization  – (continued)

HCP Assets LLC (“HCP”) was formed as a Delaware limited liability company on January 21, 2014, with the Company as the sole equity member. HCP is a separate legal entity from the Company. HCP was formed to take title to assets, if any, acquired by the Company in connection with the foreclosure or bankruptcy sale of the assets of Cereplast, Inc. and to then sell such assets. There has been no activity in HCP since its inception.

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (“HTFM” or the “Advisor”), under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.

Note 2. Basis of Presentation and Significant Accounting Policies

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2013.

Principles of Consolidation

As required under GAAP and Regulation S-X, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Use of Estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of investments.

Fair Value

The Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 2. Basis of Presentation and Significant Accounting Policies  – (continued)

market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

See Note 5 for additional information regarding fair value.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Investments

Investments are recorded at fair value. The Company’s board of directors (“Board”) determines the fair value of its portfolio investments. The Company has the intent to hold its loans for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. As of March 31, 2014, there were two investments on non-accrual status with a cost basis of $5.2 million and a fair value of $3.5 million. As of December 31, 2013, there were five investments on non-accrual status with a cost of $23.2 million and a fair value of $13.9 million.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. All other income is recorded into income when earned. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment (“ETP”) that is accrued into interest income over the life of the loan to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. Subsequent to loan origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 2. Basis of Presentation and Significant Accounting Policies  – (continued)

on investments. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains on investments.

Realized gains or losses on the sale of investments or, upon the determination that an investment balance or portion thereof, is not recoverable, are calculated using the specific identification method. The Company measures realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of the Company’s portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and issuing debt securities. Debt issuance costs are recognized as assets and are amortized as interest expense over the term of the related debt financing. The unamortized balance of debt issuance costs as of March 31, 2014 and December 31, 2013, included in other assets, was $4.6 million and $5.1 million, respectively. The accumulated amortization balances as of March 31, 2014 and December 31, 2013 were $2.5 million and $2.0 million, respectively. The amortization expense for the three months ended March 31, 2014 and 2013 was $0.5 million and $0.2 million, respectively.

Income Taxes

As a BDC, the Company also has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2014, $0.04 million was recorded for U.S. federal excise tax. For the three months ended March 31, 2013, no amount was recorded for U.S. federal excise tax.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. The Company had no material uncertain tax positions at March 31, 2014 and December 31, 2013. The 2012, 2011 and 2010 tax years remain subject to examination by U.S. federal and state tax authorities.

Dividends

Dividends to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net realized long-term capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 2. Basis of Presentation and Significant Accounting Policies  – (continued)

The Company has adopted a dividend reinvestment plan that provides for reinvestment of cash distributions and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares to implement the plan (especially if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan.

Transfers of Financial Assets

Assets related to transactions that do not meet Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any affiliate of the Company).

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

New Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements, or ASU 2013-08, containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. ASU 2013-08 did not have a material impact on the Company’s consolidated financial position or disclosures.

Note 3. Related Party Transactions

Investment Management Agreement

On October 28, 2010, the Company entered into the Investment Management Agreement with the Advisor, which was renewed in August 2013, under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 3. Related Party Transactions  – (continued)

Company are not impaired. The Advisor is a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). The Advisor receives fees for providing services, consisting of two components, a base management fee and an incentive fee.

The base management fee under the Investment Management Agreement is calculated at an annual rate of 2.00% of the Company’s gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The management fee payable at March 31, 2014 and December 31, 2013 was $0.3 million and $0.4 million, respectively. The base management fee expense was $1.2 million for both of the three months ended March 31, 2014 and 2013.

The incentive fee has two parts, as follows:

The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. The incentive fee with respect to the pre-incentive fee net income is 20.00% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the pre-incentive fee net investment income as if a hurdle rate did not apply.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 3. Related Party Transactions  – (continued)

capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

The performance based incentive fee expense was $0.4 million and $0.7 million for the three months ended March 31, 2014 and 2013, respectively. The incentive fee payable as of March 31, 2014 and December 31, 2013 was $0.4 million and $0.9 million, respectively. The entire incentive fee payable as of March 31, 2014 and December 31, 2013 represents part one of the incentive fee.

Administration Agreement

The Company entered into an administration agreement (the “Administration Agreement”) with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company will reimburse the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief compliance officer and chief financial officer and their respective staffs. For the three months ended March 31, 2014 and 2013, $0.2 million and $0.3 million, respectively, were charged to operations under the Administration Agreement.

Note 4. Investments

Investments, all of which are with portfolio companies in the United States, consisted of the following:

	March 31, 2014		December 31, 2013
	Cost	Fair Value	Cost	Fair Value
Money market funds	$2,101	$2,101	$1,188	$1,188
Restricted investments in money market funds	$5,730	$5,730	$5,951	$5,951
Non-affiliate investments
Debt	$219,673	$217,924	$223,054	$213,754
Warrants	5,599	6,731	5,745	6,036
Other Investments	4,702	400	4,729	400
Equity	3,082	3,505	782	1,094
Total non-affiliate investments	$233,056	$228,560	$234,310	$221,284

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 4. Investments  – (continued)

The following table shows the Company’s portfolio investments by industry sector:

	March 31, 2014		December 31, 2013
	Cost	Fair Value	Cost	Fair Value
Life Science
Biotechnology	$16,089	$18,557	$17,604	$19,631
Medical Device	17,412	16,805	20,079	14,972
Technology
Consumer-Related Technologies	119	494	118	435
Networking	1,043	1,052	1,025	1,034
Software	64,890	65,357	67,510	67,869
Data Storage	4,724	419	4,751	419
Internet and Media	5,490	5,572	6,119	6,201
Communications	10,038	9,868	10,019	9,847
Semiconductors	47,421	47,297	37,897	37,793
Power Management	15,995	15,969	14,382	13,101
Cleantech
Energy Efficiency	9,718	9,638	13,743	11,596
Waste Recycling	2,294	680	2,294	680
Alternative Energy	11,516	11,183	12,263	11,840
Healthcare Information and Services
Diagnostics	12,533	11,984	12,752	12,203
Other Healthcare Related Services	7,394	7,201	7,384	7,190
Software	6,380	6,484	6,370	6,473
Total non-affiliate investments	$233,056	$228,560	$234,310	$221,284

Note 5. Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment lacking a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with 25% (based on fair value) of the Company’s valuation of portfolio companies lacking readily available market quotations subject to review by an independent valuation firm.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by the Board, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded such portfolio investment.

Cash and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis and are categorized as Level 1 within the fair value hierarchy described above.

Money Market Funds:  The carrying amounts are valued at their net asset value as of the close of business on the day of valuation. These financial instruments are recorded at fair value on a recurring basis and are categorized as Level 2 within the fair value hierarchy described above as these funds can be redeemed daily.

Debt Investments:  For variable rate debt investments which re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values. The fair value of fixed rate debt investments is estimated by discounting the expected future cash flows using the year end rates at which similar debt investments would be made to borrowers with similar credit ratings and for the same remaining maturities. At March 31, 2014 and December 31, 2013, the discount rates used ranged from 9% to 18% and 9% to 25%, respectively. Significant increases (decreases) in this unobservable input

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

would result in a significantly lower (higher) fair value measurement. These assets are recorded at fair value on a recurring basis and are categorized as Level 3 within the fair value hierarchy described above.

Under certain circumstances, the Company may use an alternative technique to value debt investments that better reflects its fair value such as the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability.

Warrant Investments:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurements.
•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on indices of publicly traded companies similar in nature to the underlying company issuing the warrant. A total of seven such indices were used. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value investment.
•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.
•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment. Significant increases (decreases) in this unobservable input would result in significantly lower (higher) fair value measurement.
•	Historical portfolio experience on cancellations and exercises of the Company’s warrants are utilized as the basis for determining the estimated time to exit of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or IPOs, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in significantly higher (lower) fair value measurement.

Under certain circumstances the Company may use an alternative technique to value warrants that better reflects the warrants’ fair value, such as an expected settlement of a warrant in the near term or a model that incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described above. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Equity Investments:  The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement. The Company has categorized these equity investments as Level 3 with the fair value hierarchy described above. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. Therefore, the Company has categorized these equity investments as Level 1 with the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Other Investments:  Other investments will be valued based on the facts and circumstances of the underlying agreement. The Company currently values one contractual agreement using a multiple probability weighted cash flow model as the contractual future cash flows contain elements of variability. Significant changes in the estimated cash flows and probability weightings would result in a significantly higher or lower fair value measurement. The Company has categorized this other investment as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements of its investments as of March 31, 2014 and December 31, 2013. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining its fair value measurements.

The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the three months ended March 31, 2014:

March 31, 2014
Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range
Debt investments	$214,440	Discounted Expected Future Cash Flows	Hypothetical Market Yield	9% – 18%
	3,484	Multiple Probability Weighted Cash Flow Model	Probability Weighting	0% – 100%
Warrant investments	3,890	Black-Scholes Valuation Model	Price per share	$0.0 – 63.98
			Average Industry Volatility	19%
			Marketability Discount	20%
			Estimated Time to Exit	1 to 9 years
Other investments	400	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	25% 100%
Equity investments	2,720	Most Recent Equity Investment	Price Per Share	$0.19 – $1.09
Total Level 3 investments	$224,934

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the year ended December 31, 2013:

December 31, 2013
Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range
Debt investments	$199,815	Discounted Expected Future Cash Flows	Hypothetical Market Yield	9% – 25%
	13,939	Multiple Probability Weighted Cash Flow Model	Probability Weighting	10% – 100%
Warrant investments	4,579	Black-Scholes Valuation Model	Price per share	$0.0 – $63.98
			Average Industry Volatility	19%
			Marketability Discount	20%
			Estimated Time to Exit	1 to 10 years
Other investments	400	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	25% 0 to 100%
Equity investments	529	Most Recent Equity Investment	Price Per Share	$1.09 – $1.50
Total Level 3 investments	$219,262

Borrowings:  The carrying amount of borrowings under the Credit Facilities (as defined in Note 6) approximates fair value due to the variable interest rate of the Credit Facilities and are categorized as Level 2 within the fair value hierarchy described above. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. The fair value of the fixed rate 2019 Notes (as defined in Note 6) is based on the closing public share price on the date of measurement. At March 31, 2014, the 2019 Notes were trading on the New York Stock Exchange for $25.80 per note, or $34.1 million. Therefore, the Company has categorized this borrowing as Level 1 within the fair value hierarchy described above. Based on market quotations on March 31, 2014, the Asset-Backed Notes (as defined in Note 6) were trading at par value, or $76.4 million, and are categorized as Level 3 within the fair value hierarchy described above. These liabilities are not recorded at fair value on a recurring basis.

Off-Balance-Sheet Instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Therefore, the Company has categorized these instruments as Level 3 within the fair value hierarchy described above.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

The following tables detail the assets and liabilities that are carried at fair value and measured at fair value on a recurring basis as of March 31, 2014 and December 31, 2013 and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	March 31, 2014
	Total	Level 1	Level 2	Level 3
Money market funds	$2,101	$—	$2,101	$—
Restricted investments in money market funds	$5,730	$—	$5,730	$—
Debt investments	$217,924	$—	$—	$217,924
Warrant investments	$6,731	$—	$2,841	$3,890
Other investments	$400	$—	$—	$400
Equity investments	$3,505	$785	$—	$2,720

	December 31, 2013
	Total	Level 1	Level 2	Level 3
Money market funds	$1,188	$—	$1,188	$—
Restricted investments in money market funds	$5,951	$—	$5,951	$—
Debt investments	$213,754	$—	$—	$213,754
Warrant investments	$6,036	$—	$1,457	$4,579
Other investments	$400	$—	$—	$400
Equity investments	$1,094	$565	$—	$529

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the three months ended March 31, 2014:

	Three Months Ended March 31, 2014
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
Level 3 assets, beginning of period	$213,754	$4,579	$529	$400	$219,262
Purchase of investments	17,926	—	—	—	17,926
Warrants and equity received and classified as Level 3	—	106	—	—	106
Principal payments received on investments	(11,746)	—	—	(27)	(11,773)
Proceeds from sale of investments	—	(720)	—	—	(720)
Net realized (loss) gain on investments	(7,382)	469	—	—	(6,913)
Unrealized appreciation (depreciation) included in earnings	7,551	(224)	—	27	7,354
Transfer out of Level 3	—	(320)	(109)	—	(429)
Transfer from debt to equity investments	(2,300)	—	2,300	—	—
Other	121	—	—	—	121
Level 3 assets, end of period	$217,924	$3,890	$2,720	$400	$224,934

The Company’s transfers between levels are recognized at the end of the applicable reporting period. During the three months ended March 31, 2014, there were no transfers between Level 1 and Level 2. The

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

transfer out of Level 3 relates to warrants held in two portfolio companies and equity held in one portfolio company, with an aggregate value of $0.4 million, that were transferred into Level 2 upon the portfolio companies becoming public companies during the period. Because the fair value of warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets, the Company has categorized the warrants as Level 2 within the fair value hierarchy described above as of March 31, 2014. During the three months ended March 31, 2014, there was one transfer between debt investments and equity investments. The transfer out of debt investments relates to the settlement of one of the Company’s debt investments for a cash payment of $2.7 million and $2.3 million in newly issued preferred stock of the applicable portfolio company.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at March 31, 2014 includes $1.3 million unrealized appreciation on loans and $0.2 million unrealized appreciation on warrants.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets measured at fair value on a recurring basis for the three months ended March 31, 2013:

	Three Months Ended March 31, 2013
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
Level 3 assets, beginning of period	$220,297	$4,914	$526	$2,100	$227,837
Purchase of investments	28,500	—	—	—	28,500
Warrants and equity received and classified as Level 3	—	172	—	—	172
Principal payments received on investments	(9,962)	—	—	—	(9,962)
Unrealized (depreciation) appreciation included in earnings	(70)	292	36	—	258
Transfer from debt to equity investments	(73)	—	73	—	—
Other	57	—	—	—	57
Level 3 assets, end of period	$238,749	$5,378	$635	$2,100	$246,862

During the three months ended March 31, 2013, there were no transfers between levels.

The Company discloses fair value information about financial instruments, whether or not recognized in the statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts have been measured as of the reporting date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported.

As of March 31, 2014 and December 31, 2013, the recorded balances equaled fair values of all the Company’s financial instruments, except for the Company’s 2019 Notes, as previously described.

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 5. Fair Value  – (continued)

change when interest rate levels change, and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 6. Borrowings

A summary of the Company’s borrowings as of March 31, 2014 and December 31, 2013 is as follows:

	March 31, 2014			December 31, 2013
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
Asset-Backed Notes	$90,000	$76,405	$—	$90,000	$79,343	$—
Fortress Facility	75,000	10,000	65,000	75,000	10,000	65,000
Key Facility	50,000	—	50,000	50,000	—	50,000
2019 Notes	33,000	33,000	—	33,000	33,000	—
Total	$248,000	$119,405	$115,000	$248,000	$122,343	$115,000

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of March 31, 2014, the asset coverage ratio for borrowed amounts was 215%.

On November 4, 2013, the Company renewed and amended the revolving credit facility (“Wells Facility”) previously administered by Wells Fargo Capital Finance LLC (“Wells”) and facilitated the assignment of all rights and obligations of Wells under the Wells Facility to Key Equipment Finance (“Key”) (here and after referred to as the “Key Facility”). The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $50 million commitment provided by Key. The Key Facility is collateralized by all loans and warrants held by Credit II and permits an advance rate of up to 50% of eligible loans held by Credit II. The Key Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Key Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Key Facility has a three-year revolving period followed by a two-year amortization period and matures on November 4, 2018. The interest rate is based upon the one-month London Interbank Offered Rate, or LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. The rate at March 31, 2014 and December 31, 2013 was 4.00%. There were no advances made under the Key Facility during the three months ended March 31, 2014.

On March 23, 2012, the Company issued and sold an aggregate principal amount of $30 million of 7.375% senior unsecured notes due in 2019, and, on April 18, 2012, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $3 million of such notes (collectively, the “2019 Notes”). The 2019 Notes will mature on March 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after March 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes are the Company’s direct unsecured obligations and (i) rank equally in right of payment with the Company’s future senior unsecured indebtedness; (ii) are senior in right of payment to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2019 Notes; (iii) are effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness and (iv) are structurally subordinated to all existing

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 6. Borrowings  – (continued)

and future indebtedness and other obligations of any of the Company’s subsidiaries. As of March 31, 2014, the Company was in material compliance with the terms of the 2019 Notes. The 2019 Notes are listed on the New York Stock Exchange under the symbol “HTF.”

The Company entered into a term loan credit facility (the “Fortress Facility” and together with the Key Facility, the “Credit Facilities”) with Fortress Credit Co LLC (“Fortress”) effective August 23, 2012. The Fortress Facility is collateralized by all loans and warrants held by Credit III. The Fortress Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Fortress Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Fortress Facility, among other things, has a three-year term subject to two one-year extensions with a draw period of up to four years. The Fortress Facility requires the payment of an unused line fee in an amount equal to 1.00% of unborrowed amounts available under the facility annually and has an effective advance rate of 66% against eligible loans. The Fortress Facility generally bears interest based upon the one-month LIBOR plus a spread of 6.00%, with a LIBOR floor of 1.00%. The rate at March 31, 2014 and December 31, 2013 was 7.00%, and the average rate for the three months ended March 31, 2014 and 2013 was 7.00%.

On June 28, 2013, the Company completed a $189.3 million securitization of secured loans which it originated. 2013-1 Trust, a wholly owned subsidiary of the Company, issued $90 million in the Asset-Backed Notes, which are rated A2(sf) by Moody’s Investors Service, Inc. The Company is the sponsor, originator and servicer for the transaction. The Asset-Backed Notes bear interest at a fixed rate of 3.00% per annum and have a stated maturity of May 15, 2018.

The Asset-Backed Notes were issued by 2013-1 Trust pursuant to a note purchase agreement (the “Note Purchase Agreement”), dated as of June 28, 2013, by and among the Company, 2013-1 LLC, as trust depositor, 2013-1 Trust and Guggenheim Securities, LLC (“Guggenheim Securities”), as initial purchaser, and are backed by a pool of loans made to certain portfolio companies of the Company and secured by certain assets of such portfolio companies. The pool of loans is to be serviced by the Company. In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the Note Purchase Agreement. The Asset-Backed Notes are secured obligations of 2013-1 Trust and are non-recourse to the Company.

As part of the transaction, the Company entered into a sale and contribution agreement, dated as of June 28, 2013 (the “Sale and Contribution Agreement”), with 2013-1 LLC, pursuant to which the Company has agreed to sell or has contributed to 2013-1 LLC certain secured loans made to certain portfolio companies of the Company (the “Loans”). The Company has made customary representations, warranties and covenants in the Sale and Contribution Agreement with respect to the Loans as of the date of the transfer of the Loans to 2013-1 LLC. The Company has also entered into a sale and servicing agreement, dated as of June 28, 2013 (the “Sale and Servicing Agreement”), with 2013-1 LLC and 2013-1 Trust pursuant to which 2013-1 LLC has agreed to sell or has contributed the Loans to 2013-1 Trust. The Company has made customary representations, warranties and covenants in the Sale and Servicing Agreement. The Company will also serve as administrator to 2013-1 Trust pursuant to an administration agreement, dated as of June 28, 2013, with 2013-1 Trust, Wilmington Trust, National Association, and U.S. Bank National Association. 2013-1 Trust also entered into an indenture, dated as of June 28, 2013, which governs the Asset-Backed Notes and includes customary covenants and events of default. In addition, 2013-1 LLC entered into an amended and restated trust agreement, dated as of June 28, 2013, which includes customary representations, warranties and covenants. The Asset-Backed Notes were sold through an unregistered private placement to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 6. Borrowings  – (continued)

“Securities Act”) and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who, in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act.

On June 3, 2013, the Company and Guggenheim Securities entered into a promissory note (the “Promissory Note”) whereby Guggenheim Securities made a term loan to the Company in the aggregate principal amount of $15 million (the “Term Loan”). The Company granted Guggenheim Securities a security interest in all of its assets to secure the Term Loan. On June 28, 2013, the Company used a portion of the proceeds of the private placement of the Asset-Backed Notes to repay all of its outstanding obligations under the Term Loan and the security interest of Guggenheim Securities was released.

Under the terms of the Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through principal collections from the underlying securitized debt portfolio, which may be used to make monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as restricted investments in money market funds on the Consolidated Statement of Assets and Liabilities. The balance of restricted investments in money market funds was $5.7 million and $6.0 million as of March 31, 2014 and December 31, 2013, respectively.

Note 7. Financial Instruments with Off-Balance-Sheet Risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $7.0 million and $9.0 million as of March 31, 2014 and December 31, 2013, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. Commitments may also include a financial or non-financial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 8. Concentrations of Credit Risk

The Company’s debt investments consist primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The largest loans may vary from period to period as new loans are recorded and repaid. The Company’s five largest loans represented 21% and 22% of total loans outstanding as of March 31, 2014 and December 31, 2013, respectively. No single loan represented more than 10% of the total loans as of March 31, 2014 and December 31, 2013. Loan income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for 22% and 23% of total interest income and fee income on investments for the three months ended March 31, 2014 and 2013, respectively.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 9. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declaration and distribution activity since inception:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
Three Months Ended March 31, 2014
3/6/14	5/20/14	6/16/14	$0.115	$—	—	$—
3/6/14	4/17/14	5/15/14	0.115	—	—	—
3/6/14	3/19/14	4/15/14	0.115	1,098	644	8
			$0.345	$1,098	644	$8
Year Ended December 31, 2013
11/1/13	2/17/14	3/17/14	$0.115	$1,062	3,444	$44
11/1/13	1/20/14	2/14/14	0.115	1,058	3,249	47
11/1/13	12/16/13	1/15/14	0.115	1,061	3,048	44
8/2/13	11/19/13	12/16/13	0.115	1,045	4,225	59
8/2/13	10/17/13	11/15/13	0.115	937	11,851	167
8/2/13	9/18/13	10/15/13	0.115	1,051	3,882	52
5/3/13	8/19/13	9/16/13	0.115	1,057	3,376	46
5/3/13	7/17/13	8/15/13	0.115	1,060	2,980	42
5/3/13	6/20/13	7/15/13	0.115	1,070	2,191	31
3/8/13	5/20/13	6/17/13	0.115	1,086	1,099	15
3/8/13	4/18/13	5/15/13	0.115	1,087	1,035	15
3/8/13	3/20/13	4/15/13	0.115	1,046	3,867	55
			$1.380	$11,559	40,803	$573
Year Ended December 31, 2012
11/27/12	2/21/13	3/15/13	$0.115	$1,050	3,392	$50
11/27/12	1/18/13	2/15/13	0.115	1,087	898	14
11/27/12	12/20/12	1/15/13	0.115	1,056	2,930	44
11/2/12	11/16/12	11/30/12	0.450	4,243	4,269	61
8/7/12	8/17/12	8/31/12	0.450	4,105	11,608	193
5/3/12	5/17/12	5/31/12	0.450	3,402	2,299	37
3/12/12	3/23/12	3/30/12	0.450	3,378	3,517	58
			$2.145	$18,321	28,913	$457

On May 1, 2014, the Board declared monthly dividends per share, payable as set forth in the table below.

Record Dates	Payment Date	Dividends Declared
August 19, 2014	September 15, 2014	$0.115
July 21, 2014	August 15, 2014	$0.115
June 18, 2014	July 17, 2014	$0.115

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except share data)

Note 10. Financial Highlights

The financial highlights for the Company are as follows:

	Three Months Ended March 31, 2014		Three Months Ended March 31, 2013
Per share data:
Net asset value at beginning of period	$14.14		$15.15
Net investment income	0.26		0.29
Realized loss on investments	(0.61)		(0.02)
Unrealized appreciation on investments	0.88		0.04
Net increase in net assets resulting from operations	0.53		0.31
Dividends declared	(0.35)		(0.35)
Issuance of common stock under dividend reinvestment plan	—		0.01
Net asset value at end of period	$14.32		$15.12
Per share market value, end of period	$12.51		$14.61
Total return based on market value	(9.5%)(1)		0.2%(1)
Shares outstanding at end of period	9,618,690		9,574,445
Ratios to average net assets:
Expenses without incentive fees(3)	13.5	%(2)	10.8	%(2)
Incentive fees	1.2	%(2)	1.9	%(2)
Total expenses(3)	14.7	%(2)	12.7	%(2)
Net investment income with incentive fees(3)	7.3	%(2)	9.6	%(2)
Average net asset value	$136,807		$144,866
Average debt per share	$12.42		$9.68
Portfolio turnover ratio	8.08%		12.38%

(1)	The total return for the three months ended March 31, 2014 and 2013, equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.
(2)	Annualized.
(3)	During the three months ended March 31, 2014, the Advisor waived $0.1 million of base management fee and $0.1 million of incentive fee. Had these expenses not been waived, the ratio of expenses without incentive fee to average net assets, the ratio of total expenses to average net assets and the ratio of net investment income with incentive fee to average net assets would have been 13.5%, 14.7% and 7.3%, respectively.

Management’s Report on Internal Control over Financial Reporting

Management of Horizon Technology Finance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over the Company’s financial reporting. The Company’s internal control system is a process designed to provide reasonable assurance to management and the board of directors regarding the preparation and fair presentation of published financial statements.

The Company’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. The Company’s policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 1992. Based on the assessment, management believes that, as of December 31, 2013, the Company’s internal control over financial reporting is effective based on those criteria.

The Company’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013, which appears in this annual report on Form 10-K.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Horizon Technology Finance Corporation

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Horizon Technology Finance Corporation and Subsidiaries (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2013 and 2012, by correspondence with custodians or borrowers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Horizon Technology Finance Corporation and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Horizon Technology Finance Corporation and Subsidiaries’ internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992, and our report dated March 11, 2014 expressed an unqualified opinion on the effectiveness of Horizon Technology Finance Corporation’s internal control over financial reporting.

/s/ McGladrey LLP

New Haven, Connecticut
March 11, 2014

Report of Independent Registered Public Accounting Firm on
Internal Control over Financial Reporting

To the Board of Directors and Stockholders
Horizon Technology Finance Corporation

We have audited Horizon Technology Finance Corporation and Subsidiaries’ (the “Company”) internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Horizon Technology Finance Corporation and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements of Horizon Technology Finance Corporation and Subsidiaries as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011, and our report dated March 11, 2014 expressed an unqualified opinion.

/s/ McGladrey LLP

New Haven, Connecticut
March 11, 2014

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(In thousands, except share data)

	December 31,
	2013	2012
Assets
Non-affiliate investments at fair value (cost of $234,310 and $239,385, respectively) (Note 4)	$221,284	$228,613
Investment in money market funds	1,188	2,560
Cash	25,341	1,048
Restricted investments in money market funds	5,951	—
Interest receivable	4,240	2,811
Other assets	5,733	4,626
Total assets	$263,737	$239,658
Liabilities
Borrowings (Note 6)	$122,343	$89,020
Dividends payable	3,315	3,301
Base management fee payable (Note 3)	439	402
Incentive fee payable (Note 3)	852	855
Other accrued expenses	953	1,108
Total liabilities	127,902	94,686
Net assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2013 and 2012	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 9,608,949 and 9,567,225 shares outstanding as of December 31, 2013 and 2012	10	10
Paid-in capital in excess of par	154,975	154,384
Accumulated undistributed net investment income	1,463	1,428
Net unrealized depreciation on investments	(13,026)	(10,772)
Net realized loss on investments	(7,587)	(78)
Total net assets	135,835	144,972
Total liabilities and net assets	$263,737	$239,658
Net asset value per common share	$14.14	$15.15

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share data)

	Year Ended December 31,
	2013	2012	2011
Investment income
Interest income on non-affiliate investments	$31,904	$25,289	$22,879
Interest income on money market funds	—	—	91
Fee income on non-affiliate investments	1,739	1,375	1,084
Total investment income	33,643	26,664	24,054
Expenses
Interest expense	8,124	4,283	2,681
Base management fee (Note 3)	5,209	4,208	4,192
Performance based incentive fee (Note 3)	3,318	2,847	3,013
Administrative fee (Note 3)	1,169	1,082	1,199
Professional fees	1,464	1,027	1,259
General and administrative	848	990	988
Total expenses	20,132	14,437	13,332
Net investment income before excise tax	13,511	12,227	10,722
Provision for excise tax (Note 7)	(240)	(231)	(211)
Net investment income	13,271	11,996	10,511
Net realized and unrealized (loss) gain on investments
Net realized (loss) gain on investments	(7,509)	108	6,316
Provision for excise tax (Note 7)	—	—	(129)
Net unrealized depreciation on investments	(2,254)	(8,113)	(5,702)
Net realized and unrealized (loss) gain on investments	(9,763)	(8,005)	485
Net increase in net assets resulting from operations	$3,508	$3,991	$10,996
Net investment income per common share	$1.38	$1.41	$1.38
Net increase in net assets per common share	$0.37	$0.47	$1.44
Dividends declared per share	$1.38	$2.15	$1.18
Weighted average shares outstanding	9,583,257	8,481,604	7,610,818

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Common Stock		Paid-In Capital in Excess of Par	Accumulated Undistributed (distributions in excess of) Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments	Net Realized Gain (Loss) on Investments	Total Net Assets
	Shares	Amount
Balance at December 31, 2010	7,593,421	$8	$123,836	$(143)	$3,043	$451	$127,195
Net increase in net assets resulting from operations	—	—	—	10,511 (1)	(5,702)	6,187	10,996
Issuance of common stock as stock dividend	43,111	—	676	—	—	—	676
Dividends declared	—	—	—	(5,403)	—	(3,580)	(8,983)
Balance at December 31, 2011	7,636,532	8	124,512	4,965	(2,659)	3,058	129,884
Issuance of common stock, net of offering costs(2)	1,909,000	2	29,523	—	—	—	29,525
Net increase in net assets resulting from operations	—	—	—	11,996 (1)	(8,113)	108	3,991
Issuance of common stock as stock dividend	21,693	—	349	—	—	—	349
Dividends declared	—	—	—	(15,533)	—	(3,244)	(18,777)
Balance at December 31, 2012	9,567,225	10	154,384	1,428	(10,772)	(78)	144,972
Net increase in net assets resulting from operations	—	—	—	13,271 (1)	(2,254)	(7,509)	3,508
Issuance of common stock as stock dividend	41,724	—	591	—	—	—	591
Dividends declared	—	—	—	(13,236)	—	—	(13,236)
Balance at December 31, 2013	9,608,949	$10	$154,975	$1,463	$(13,026)	$(7,587)	$135,835

(1)	Net of excise tax.
(2)	On July 18, 2012, the Company completed a follow-on public offering of 1,909,000 shares (including 249,000 shares of common stock that was issued pursuant to the underwriters’ options to purchase additional shares) of its common stock at a public offering price of $16.20 per share. Total offering costs were $1.4 million.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flow
(In thousands)

	Year Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,508	$3,991	$10,996
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of debt issuance costs	1,484	471	277
Net realized loss (gain) on investments	7,299	(82)	(6,599)
Net unrealized depreciation on investments	2,254	8,113	5,717
Purchase of investments	(88,362)	(138,907)	(97,673)
Principal payments received on investments	87,497	81,383	51,442
Proceeds from sale of investments	200	281	6,623
Stock received in settlement of fee income	—	—	(544)
Changes in assets and liabilities:
Net decrease in investments in money market funds	1,372	10,958	25,586
Net increase in restricted investments in money market funds	(5,951)	—	—
Decrease (increase) in interest receivable	237	(98)	(837)
Increase in end-of-term payments	(1,666)	(260)	(210)
Decrease in unearned loan income	(1,559)	(855)	(790)
Decrease (increase) in other assets	307	(93)	(40)
(Decrease) increase in other accrued expenses	(155)	(152)	707
Increase (decrease) in base management fee payable	37	72	(30)
(Decrease) increase in incentive fee payable	(3)	(911)	1,352
Net cash provided by (used in) operating activities	6,499	(36,089)	(4,023)
Cash flows from financing activities:
Proceeds from shares sold, net of offering costs	—	29,525	—
Proceeds from issuance of 2019 Notes	—	33,000	—
Proceeds from issuance of Asset-Backed Notes	90,000	—	—
Dividends paid	(12,632)	(15,128)	(8,307)
Net decrease in borrowings	(56,677)	(8,551)	(22,854)
Debt issuance costs	(2,897)	(3,007)	(1,207)
Net cash provided by (used in) financing activities	17,794	35,839	(32,368)
Net increase (decrease) in cash	24,293	(250)	(36,391)
Cash:
Beginning of period	1,048	1,298	37,689
End of period	$25,341	$1,048	$1,298
Supplemental disclosure of cash flow information:
Cash paid for interest	$6,707	$3,002	$2,330
Supplemental non-cash investing and financing activities:
Warrant investments received & recorded as unearned loan income	$704	$1,998	$1,316
Dividends Payable	$3,315	$3,301	$—
Receivables resulting from sale of investments	$—	$25	$361
Reclassification of receivables to investments	$—	$532	$—

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – 157.5% (9)
Debt Investments – Life Science – 22.9%(9)
Inotek Pharmaceuticals Corporation(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 10/1/16)	$3,500	$3,460	$3,460
N30 Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.25% cash, 3.00% ETP, Due 9/1/14)	760	756	756
		Term Loan (11.25% cash, 3.00% ETP, Due 10/1/15)	2,230	2,209	2,209
New Haven Pharmaceuticals, Inc.(2)	Biotechnology	Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	1,500	1,476	1,476
		Term Loan (11.50% cash, 3.00% ETP, Due 5/1/16)	500	492	492
Sample6, Inc.(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 1/1/16)	2,252	2,229	2,229
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15)	1,425	1,418	1,418
		Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	2,138	2,100	2,100
Xcovery Holding Company, LLC(2)	Biotechnology	Term Loan (12.50% cash, Due 8/1/15)	781	779	779
		Term Loan (12.50% cash, Due 8/1/15)	1,228	1,226	1,226
		Term Loan (12.50% cash, Due 10/1/15)	231	231	231
Mederi Therapeutics, Inc.	Medical Device	Term Loan (10.75% cash (Floor 10.75%; Ceiling 2.75%),	3,000	2,957	2,957
		4.00% ETP, Due 7/1/17)
		Term Loan (10.75% cash (Floor 10.75%; Ceiling 2.75%),	3,000	2,917	2,917
		4.00% ETP, Due 7/1/17)
Mitralign, Inc.(2)	Medical Device	Term Loan (12.00% cash, 3.00% ETP, Due 10/1/15)	1,587	1,571	1,571
		Term Loan (10.88% cash, 3.00% ETP, Due 11/1/15)	1,100	1,089	1,089
		Term Loan (10.50% cash, 3.00% ETP, Due 7/1/16)	1,143	1,115	1,115
PixelOptics, Inc.(8)	Medical Device	Term Loan (10.75% cash, 3.00% ETP, Due 11/1/14)	5,000	4,985	562
			219	219	219
Tengion, Inc.(2)(5)	Medical Device	Term Loan (13.00% cash, Due 5/1/14)	1,382	1,373	1,373
Tryton Medical, Inc.(2)	Medical Device	Term Loan (10.41% cash (Prime + 7.16%), 2.50% ETP, Due 9/1/16)	3,000	2,962	2,962
Total Debt Investments – Life Science				35,564	31,141

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – Technology – 98.3%(9)
Ekahau, Inc.	Communications	Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	1,500	1,474	1,474
		Term Loan (11.75% cash, 2.50% ETP, Due 2/1/17)	500	490	490
Overture Networks, Inc.(2)	Communications	Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	5,000	4,935	4,935
		Term Loan (10.75% cash, 4.75% ETP, Due 12/1/16)	2,500	2,460	2,460
Optaros, Inc.(2)	Internet and Media	Term Loan (11.95% cash, 3.00% ETP, Due 10/1/15)	1,670	1,660	1,660
		Term Loan (11.95% cash, 3.00% ETP, Due 3/1/16)	500	497	497
SimpleTuition, Inc.(2)	Internet and Media	Term Loan (11.75% cash, Due 3/1/16)	3,909	3,862	3,862
Nanocomp Technologies, Inc.	Networking	Term Loan (11.50% cash, 3.00% ETP, Due 11/1/17)	1,000	963	963
Aquion Energy, Inc.(2)	Power Management	Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,704	2,693	2,693
		Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	2,704	2,693	2,693
		Term Loan (10.25% cash, 4.00% ETP, Due 6/1/16)	2,978	2,966	2,966
Xtreme Power, Inc.(2)(8)	Power Management	Term Loan (10.75% cash, 9.00% ETP, Due 5/1/16)	6,000	5,947	4,692
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash, 2.00% ETP, Due 7/1/16)	2,996	2,973	2,973
		Term Loan (10.00% cash, 2.00% ETP, Due 1/1/18)	2,500	2,455	2,455
eASIC Corporation(2)	Semiconductors	Term Loan (11.00% cash, 2.50% ETP, Due 4/1/17)	2,000	1,968	1,968
Kaminario, Inc.(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,954	2,954
		Term Loan (10.50% cash, 2.50% ETP, Due 11/1/16)	3,000	2,954	2,954
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.25% cash, 8.00% ETP, Due 12/1/15)	2,734	2,714	2,714
		Term Loan (10.25% cash, 8.00% ETP, Due 3/1/16)	1,519	1,506	1,506
Newport Media, Inc.(2)	Semiconductors	Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,418	3,418
		Term Loan (11.00% cash, 2.86% ETP, Due 10/1/16)	3,500	3,418	3,418
NexPlanar Corporation(2)	Semiconductors	Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	3,000	2,964	2,964
		Term Loan (10.50% cash, 2.50% ETP, Due 12/1/16)	2,000	1,967	1,967
Xtera Communications, Inc.(2)	Semiconductors	Term Loan (11.50% cash, 14.77% ETP, Due 7/1/15)	6,468	6,441	6,441
		Term Loan (11.50% cash, 13.65% ETP, Due 2/1/16)	1,731	1,718	1,718
Bolt Solutions, Inc.(2)	Software	Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,856	4,819	4,819
		Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	4,856	4,819	4,819

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Construction Software Technologies, Inc.(2)	Software	Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,172	4,172
		Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,172	4,172
Courion Corporation(2)	Software	Term Loan (11.45% cash, Due 10/1/15)	2,662	2,654	2,654
		Term Loan (11.45% cash, Due 10/1/15)	2,662	2,654	2,654
Decisyon, Inc.(2)	Software	Term Loan (11.65% cash, 5.00% ETP, Due 9/1/16)	4,000	3,932	3,932
Kontera Technologies, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,949	3,949
		Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,949	3,949
Lotame Solutions, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,971	3,971
		Term Loan (11.50% cash, 3.00% ETP, Due 9/1/16)	1,500	1,486	1,486
Netuitive, Inc.(2)	Software	Term Loan (11.75% cash, Due 1/1/16)	2,359	2,330	2,330
Raydiance, Inc.(2)	Software	Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	5,000	4,948	4,948
		Term Loan (11.50% cash, 2.75% ETP, Due 9/1/16)	1,000	975	975
Razorsight Corporation(2)	Software	Term Loan (11.75% cash, 3.00% ETP, Due 11/1/16)	1,500	1,477	1,477
		Term Loan (11.75% cash, 3.00% ETP, Due 8/1/16)	1,500	1,475	1,475
	Software	Term Loan (11.75% cash, 3.00% ETP, Due 7/1/17)	1,000	980	980
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.65% cash, Due 6/1/16)	7,100	6,919	6,919
VBrick Systems, Inc.	Software	Term Loan (11.50% cash (Floor 10.50%; Ceiling 3.50%),	3,000	2,970	2,970
		5.00% ETP, Due 7/1/17)
Vidsys, Inc.(2)	Software	Term Loan (11.00% cash, 6.50% ETP, Due 6/1/16)	3,000	2,970	2,970
Visage Mobile, Inc.(2)	Software	Term Loan (12.00% cash, 3.50% ETP, Due 9/1/16)	974	962	962
Total Debt Investments – Technology				134,673	133,418
Debt Investments – Cleantech – 17.6% (9)
Renmatix, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 9.00% ETP, Due 2/1/16)	2,028	2,015	2,015
		Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	2,028	2,015	2,015
		Term Loan (10.25% cash, Due 10/1/16)	5,000	4,956	4,956
Semprius, Inc.(2)(8)	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	3,203	3,183	2,785
Aurora Algae, Inc.(2)	Energy Efficiency	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	1,280	1,276	1,276
Rypos, Inc.	Energy Efficiency	Term Loan (11.80% cash, Due 1/1/17)	3,000	2,928	2,928
Solarbridge Technologies, Inc.(2)(8)	Energy Efficiency	Term Loan (12.15% cash, 3.21 ETP, Due 12/1/16)	7,000	6,785	5,000

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Tigo Energy, Inc.(2)	Energy Efficiency	Term Loan (13.00% cash, 3.16% ETP, Due 6/1/15)	2,214	2,199	2,199
Cereplast, Inc.(5)(8)	Waste Recycling	Term Loan (12.00% cash, Due 8/1/14)	1,081	978	328
		Term Loan (12.00% cash, Due 8/1/14)	1,160	1,141	352
Total Debt Investments – Cleantech				27,476	23,854
Debt Investments – Healthcare information and services – 18.7%(9)
BioScale, Inc.(2)	Diagnostics	Term Loan (11.51% cash, Due 1/1/14)	232	232	232
Radisphere National Radiology Group, Inc.(2)	Diagnostics	Revolver (11.25% cash (Prime + 8.00%), Due 10/1/15)	12,000	11,908	11,908
Watermark Medical, Inc.(2)	Other Healthcare	Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,452	3,452
		Term Loan (12.00% cash, 4.00% ETP, Due 4/1/17)	3,500	3,452	3,452
Recondo Technology, Inc.(2)	Software	Term Loan (11.50% cash, 4.14% ETP, Due 4/1/16)	1,384	1,356	1,356
		Term Loan (11.00% cash, 3.00% ETP, Due 1/1/17)	2,500	2,473	2,473
	Other Healthcare	Term Loan (10.50% cash, 2.50% ETP, Due 1/1/18)	2,500	2,468	2,468
Total Debt Investments – Healthcare information and services				25,341	25,341
Total Debt Investments				223,054	213,754
Warrant Investments – 4.5%(9)
Warrants – Life Science – 2.1%(9)
ACT Biotech Corporation	Biotechnology	1,521,820 Preferred Stock Warrants	—	83	—
Ambit Biosciences, Inc.(5)	Biotechnology	44,795 Common Stock Warrants	—	143	9
Anacor Pharmaceuticals, Inc.(2)(5)	Biotechnology	84,583 Common Stock Warrants	—	93	882
Celsion Corporation(5)	Biotechnology	5,708 Common Stock Warrants	—	15	—
Inotek Pharmaceuticals Corporation	Biotechnology	114,387 Preferred Stock Warrants	—	17	15
N30 Pharmaceuticals, Inc.	Biotechnology	214,200 Preferred Stock Warrants	—	122	247
New Haven Pharmaceuticals, Inc.	Biotechnology	34,729 Preferred Stock Warrants	—	22	20
Revance Therapeutics, Inc.	Biotechnology	687,091 Preferred Stock Warrants	—	223	945
Sample6, Inc.	Biotechnology	200,582 Preferred Stock Warrants	—	27	23
Sunesis Pharmaceuticals, Inc.(5)	Biotechnology	116,203 Common Stock Warrants	—	83	308
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	42,083 Preferred Stock Warrants	—	94	132
Tranzyme, Inc.(5)	Biotechnology	77,902 Common Stock Warrants	—	6	—

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Direct Flow Medical, Inc.	Medical Device	176,922 Preferred Stock Warrants	—	144	132
EnteroMedics, Inc.(5)	Medical Device	141,026 Common Stock Warrants	—	347	—
Mederi Therapeutics, Inc.	Medical Device	248,736 Preferred Stock Warrants	—	26	26
Mitralign, Inc.	Medical Device	295,238 Common Stock Warrants	—	49	35
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants	—	78	—
PixelOptics, Inc.	Medical Device	381,612 Preferred Stock Warrants	—	96	—
Tengion, Inc.(2)(5)	Medical Device	1,864,876 Common Stock Warrants	—	124	—
Tryton Medical, Inc.(2)	Medical Device	47,977 Preferred Stock Warrants	—	14	14
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Total Warrants – Life Science				1,819	2,788
Warrants – Technology – 1.8%(9)
Ekahau, Inc.	Communications	978,261 Preferred Stock Warrants	—	34	26
OpenPeak, Inc.	Communications	18,997 Preferred Stock Warrants	—	89	—
Overture Networks, Inc.	Communications	344,574 Preferred Stock Warrants	—	55	42
Everyday Health, Inc.	Consumer- related Technologies	65,674 Preferred Stock Warrants	—	69	94
SnagAJob.com, Inc.	Consumer- related Technologies	365,396 Preferred Stock Warrants	—	23	269
Tagged, Inc.	Consumer- related Technologies	190,868 Preferred Stock Warrants	—	26	72
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants	—	22	19
Cartera Commerce, Inc.	Internet and media	90,909 Preferred Stock Warrants	—	16	160
Optaros, Inc.	Internet and media	477,403 Preferred Stock Warrants	—	21	13
SimpleTuition, Inc.	Internet and media	189,573 Preferred Stock Warrants	—	63	9
IntelePeer, Inc.	Networking	141,549 Preferred Stock Warrants	—	39	34
Motion Computing, Inc.	Networking	104,283 Preferred Stock Warrants	—	4	18
Nanocomp Technologies, Inc.	Networking	204,546 Preferred Stock Warrants	—	19	19
Aquion Energy, Inc.	Power Management	115,051 Preferred Stock Warrants	—	8	57
Xtreme Power, Inc.	Power Management	2,466,821 Preferred Stock Warrants	—	76	—
Avalanche Technology, Inc.	Semiconductors	244,649 Preferred Stock Warrants	—	56	66
eASIC Corporation’	Semi-conductor	1,877,799 Preferred Stock Warrants	—	16	15

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Kaminario, Inc.	Semi-conductor	1,087,203 Preferred Stock Warrants	—	59	54
Luxtera, Inc.	Semiconductors	1,827,485 Preferred Stock Warrants	—	34	105
Newport Media, Inc.	Semiconductors	188,764 Preferred Stock Warrants	—	40	47
NexPlanar Corporation	Semiconductors	216,001 Preferred Stock Warrants	—	36	56
Xtera Communications, Inc.	Semiconductors	983,607 Preferred Stock Warrants	—	206	—
Bolt Solutions, Inc.	Software	202,892 Preferred Stock Warrants	—	113	124
Clarabridge, Inc.	Software	53,486 Preferred Stock Warrants	—	14	104
Construction Software Technologies, Inc.(2)	Software	386,415 Preferred Stock Warrants	—	69	335
Courion Corporation	Software	772,543 Preferred Stock Warrants	—	106	89
Decisyon, Inc.	Software	314,686 Preferred Stock Warrants	—	44	39
DriveCam, Inc.	Software	71,639 Preferred Stock Warrants	—	20	120
Kontera Technologies, Inc.(2)	Software	99,476 Preferred Stock Warrants	—	102	82
Lotame Solutions, Inc.	Software	216,810 Preferred Stock Warrants	—	4	3
Netuitive, Inc.	Software	748,453 Preferred Stock Warrants	—	75	45
Raydiance, Inc.	Software	735,784 Preferred Stock Warrants	—	51	48
Razorsight Corporation	Software	259,404 Preferred Stock Warrants	—	44	40
Sys-Tech Solutions, Inc.	Software	375,000 Preferred Stock Warrants	—	242	239
Vidsys, Inc.	Software	37,346 Preferred Stock Warrants	—	23	—
Visage Mobile, Inc.	Software	1,692,047 Preferred Stock Warrants	—	20	18
Total Warrants – Technology				1,938	2,461
Warrants – Cleantech – 0.2%(9)
Renmatix, Inc.	Alternative Energy	52,296 Preferred Stock Warrants	—	68	69
Semprius, Inc.	Alternative Energy	519,981 Preferred Stock Warrants	—	26	—
Enphase Energy, Inc.(5)	Energy Efficiency	161,959 Common Stock Warrants	—	175	126
Rypos, Inc.	Energy Efficiency	5,627 Preferred Stock Warrants	—	44	41
Solarbridge Technologies, Inc.(2)	Energy Efficiency	3,645,302 Preferred Stock Warrants	—	236	—
Tigo Energy, Inc.(2)	Energy Efficiency	804,604 Preferred Stock Warrants	—	100	26
Cereplast, Inc.(5)	Waste Recycling	365,000 Common Stock Warrants	—	175	—
Total Warrants – Cleantech				824	262

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Warrants – Healthcare information and services – 0.4%(9)
Accumetrics, Inc.	Diagnostics	100,928 Preferred Stock Warrants	—	107	63
BioScale, Inc.(2)	Diagnostics	315,618 Preferred Stock Warrants	—	54	—
Precision Therapeutics, Inc.	Diagnostics	13,461 Preferred Stock Warrants	—	73	—
Radisphere National Radiology Group, Inc.(2)	Diagnostics	519,992 Preferred Stock Warrants	—	378	—
Patientkeeper, Inc.	Other Healthcare	396,410 Preferred Stock Warrants	—	269	29
Singulex, Inc.	Other Healthcare	293,632 Preferred Stock Warrants	—	44	140
Talyst, Inc.	Other Healthcare	300,360 Preferred Stock Warrants	—	100	53
Watermark Medical, Inc.	Other Healthcare	12,216 Preferred Stock Warrants	—	66	64
Recondo Technology, Inc.	Software	436,088 Preferred Stock Warrants	—	73	176
Total Warrants – Healthcare information and services				1,164	525
Total Warrants				5,745	6,036
Other Investments – 0.3%(9)
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019	—	4,729	400
Total Other Investments				4,729	400
Equity – 0.8%(9)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock	—	227	565
Revance Therapeutics, Inc.	Biotechnology	72,925 Preferred Stock	—	73	109
Overture Networks Inc.	Communications	386,191 Common Stock	—	482	420
Cereplast, Inc.(5)	Waste Recycling	200,000 Common Stock	—	—	—
Total Equity				782	1,094
Total Portfolio Investment Assets – 163.1%(9)				$234,310	$221,284
Short Term Investments – Money Market Funds – 0.9%(9)
US Bank Money Market				$1,188	$1,188
Total Short Term Investments – Money Market Funds				$1,188	$1,188
Short Term Investments – Restricted Investments – 4.4%(9)
US Bank Money Market(2)				$5,951	$5,951
Total Short Term Investments – Restricted Investments				$5,951	$5,951

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013 — (Continued)
(In thousands)

(1)	All of the Company’s investments are in entities which are domiciled in the United States and/or have a principal place of business in the United States.
(2)	Has been pledged as collateral under the Credit Facilities or 2013-1 Securitization.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the loan, unless otherwise indicated. For each debt investment, the current interest rate in effect as of December 31, 2013 is provided.
(5)	Portfolio company is a public company .
(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt is on non-accrual status at December 31, 2013 and is, therefore, considered non-income producing.
(9)	Value as a percent of net assets.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – 152.0%(9)
Debt Investments – Life Science – 42.4%(9)
ACT Biotech Corporation(8)	Biotechnology	Term Loan (13.10% cash, 8.00% ETP, Due 9/1/14)	$3,947	$3,906	$2,770
Ambit Biosciences Corporation(2)	Biotechnology	Term Loan (12.25% cash, 3.00% ETP, Due 10/1/13)	2,206	2,197	2,197
Anacor Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (9.41% cash, 5.50% ETP, Due 4/1/15)	2,671	2,644	2,645
		Term Loan (9.67% cash, 5.50% ETP, Due 4/1/15)	2,139	2,109	2,109
		Term Loan (9.47% cash, 5.50% ETP, Due 4/1/15)	3,762	3,708	3,708
Celsion Corporation(2)(5)	Biotechnology	Term Loan (11.75% cash, Due 10/1/15)	2,500	2,466	2,466
N30 Pharmaceuticals, LLC(2)	Biotechnology	Term Loan (11.25% cash, 3.00% ETP, Due 9/1/14)	1,679	1,657	1,657
		Term Loan (11.25% cash, 3.00% ETP, Due 7/1/15)	2,500	2,450	2,450
Revance Therapeutics, Inc.	Biotechnology	Convertible Note (8.00% ETP, Due 2/10/13)	71	71	71
Sample6 Technologies, Inc.(2)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 1/1/16)	2,500	2,454	2,454
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (8.95% cash, 3.75% ETP, Due 10/1/15)	2,000	1,984	1,984
		Term Loan (9.00% cash, 3.75% ETP, Due 10/1/15)	3,000	2,911	2,911
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	Term Loan (11.00% cash, 3.00% ETP, Due 8/1/14)	2,090	2,079	2,079
		Term Loan (11.00% cash, 2.50% ETP, Due 1/1/15)	5,962	5,915	5,915
Xcovery Holding Company, LLC(2)	Biotechnology	Term Loan (12.50% cash, Due 8/1/15)	918	915	915
		Term Loan (12.50% cash, Due 8/1/15)	1,444	1,439	1,439
		Term Loan (12.50% cash, Due 10/1/15)	250	249	249
Direct Flow Medical, Inc.(2)	Medical Device	Term Loan (11.00% cash, 3.00% ETP, Due 7/1/16)	5,000	4,831	4,831
Mitralign, Inc.(2)	Medical Device	Term Loan (12.00% cash, 3.00% ETP, Due 10/1/15)	1,714	1,655	1,655
		Term Loan (10.88% cash, 3.00% ETP, Due 11/1/15)	1,143	1,119	1,119
OraMetrix, Inc.(2)	Medical Device	Term Loan (11.50% cash, 3.00% ETP, Due 4/1/14)	2,468	1,966	1,966
		Revolver (11.50% (Prime + 8.25%) cash, Due 12/1/15)	2,000	2,449	2,449
PixelOptics, Inc.(2)	Medical Device	Term Loan (10.75% cash, 3.00% ETP, Due 11/1/14)	7,900	7,865	7,865
Tengion, Inc.(2)(5)	Medical Device	Term Loan (13.00% cash, Due 5/1/14)	3,660	3,560	3,560
Total Debt Investments – Life Science				62,599	61,464

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Debt Investments – Technology – 72.9%(9)
Avalanche Technology, Inc.(2)	Semiconductors	Term Loan (10.00% cash, 2.00% ETP, Due 7/1/16)	4,000	3,866	3,866
Luxtera, Inc.(2)	Semiconductors	Term Loan (10.25% cash, 8.00% ETP, Due 12/1/15)	3,333	3,290	3,290
		Term Loan (10.25% cash, 8.00% ETP, Due 3/1/16)	1,667	1,642	1,642
Newport Media, Inc.(2)	Semiconductors	Term Loan (11.00% cash, 2.14% ETP, Due 1/1/16)	3,500	3,445	3,445
		Term Loan (11.00% cash, 2.14% ETP, Due 1/1/16)	3,500	3,445	3,445
Xtera Communications, Inc.(2)	Semiconductors	Term Loan (11.50% cash, Due 12/1/14)	8,222	8,136	8,136
		Term Loan (11.50% cash, Due 7/1/15)	2,000	1,972	1,972
Grab Networks, Inc.(2)	Internet and Media	Term Loan (12.00% cash, Due 1/1/16)	2,500	2,387	2,387
Optaros, Inc.(2)	Internet and Media	Term Loan (11.95% cash, 3.00% ETP, Due 10/1/15)	2,000	1,976	1,976
		Term Loan (11.95% cash, 3.00% ETP, Due 3/1/16)	500	495	495
SimpleTuition, Inc.(2)	Internet and Media	Term Loan (11.75% cash, Due 3/1/16)	5,000	4,905	4,905
Construction Software Technologies, Inc.(2)	Software	Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,156	4,156
		Term Loan (11.75% cash, 5.00% ETP, Due 10/1/16)	4,200	4,156	4,156
Courion Corporation(2)	Software	Term Loan (11.45% cash, Due 10/1/15)	3,500	3,481	3,481
		Term Loan (11.45% cash, Due 10/1/15)	3,500	3,481	3,481
Fiberlink Communications Corporation(2)	Software	Term Loan (11.50% cash, 5.00% ETP, Due 7/1/16)	5,000	4,920	4,920
Kontera Technologies, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,917	3,917
		Term Loan (11.50% cash, 3.00% ETP, Due 10/1/16)	4,000	3,917	3,917
Netuitive, Inc.(2)	Software	Term Loan (11.75% cash, Due 1/1/16)	3,000	2,939	2,939
Seapass Solutions, Inc.(2)	Software	Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	5,000	4,933	4,933
		Term Loan (11.65% cash, 4.00% ETP, Due 5/1/16)	5,000	4,933	4,933
StreamBase Systems, Inc.(2)	Software	Term Loan (12.51% cash, Due 11/1/13)	1,360	1,353	1,353
		Term Loan (12.50% cash, Due 6/1/14)	558	553	553
		Term Loan (12.50% cash, Due 12/1/15)	1,500	1,477	1,477
Sys-Tech Solutions, Inc.(2)	Software	Term Loan (11.65% cash, Due 6/1/16)	7,500	7,193	7,193
Vidsys, Inc.(2)	Software	Term Loan (11.00% cash, 5.00% ETP, Due 6/1/16)	3,000	2,948	2,948
Aquion Energy, Inc.(2)	Power Management	Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	3,333	3,312	3,312
		Term Loan (10.25% cash, 4.00% ETP, Due 3/1/16)	3,333	3,312	3,312

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
		Term Loan (10.25% cash, 4.00% ETP, Due 6/1/16)	3,333	3,309	3,309
Xtreme Power, Inc.(2)	Power Management	Term Loan (10.75% cash, 3.50% ETP, Due 5/1/16)	6,000	5,859	5,859
Total Debt Investments – Technology				105,708	105,708
Debt Investments – Cleantech – 16.4%(9)
Renmatix, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	2,500	2,402	2,402
		Term Loan (10.25% cash, 3.00% ETP, Due 2/1/16)	2,500	2,473	2,473
Semprius, Inc.(2)	Alternative Energy	Term Loan (10.25% cash, 2.50% ETP, Due 6/1/16)	3,750	3,712	3,712
Cereplast, Inc.(5)(8)	Waste Recycling	Term Loan (12.00% cash, Due 8/1/14)	1,683	1,515	890
		Term Loan (12.00% cash, Due 8/1/14)	1,806	1,787	1,116
		Term Loan (15.00% cash, Due 4/4/13)	75	75	47
		Term Loan (15.00% cash, Due 4/4/13)	125	125	78
Aurora Algae, Inc.(2)	Energy Efficiency	Term Loan (10.50% cash, 2.00% ETP, Due 5/1/15)	2,075	2,062	2,062
Satcon Technology Corporation(5)(8)	Energy Efficiency	Term Loan (12.58% cash, Due 1/1/14)	5,278	5,278	—
Solarbridge Technologies, Inc.(2)	Energy Efficiency	Term Loan (11.65% cash, Due 4/1/16)	7,000	6,826	6,826
Tigo Energy, Inc. (2)	Energy Efficiency	Term Loan (11.00% cash, Due 8/1/14)	2,326	2,306	2,306
		Revolver (10.75% (Prime + 7.50%) cash, Due 1/1/14)	1,859	1,821	1,821
Total Debt Investments – Cleantech				30,382	23,733
Debt Investments – Healthcare information and services – 20.3%(9)
Accumetrics, Inc.(2)	Diagnostics	Term Loan (10.90% cash, 5.00% ETP, Due 6/1/16)	4,000	3,853	3,853
BioScale, Inc.(2)	Diagnostics	Term Loan (11.51% cash, Due 1/1/14)	2,643	2,630	2,630
Radisphere National Radiology Group, Inc.(2)	Diagnostics	Revolver (11.25% (Prime + 8.00%) cash, Due 10/1/15)	15,000	14,856	14,856
Recondo Technology, Inc.(2)	Software	Term Loan (11.50% cash, 3.00% ETP, Due 4/1/15)	2,000	1,968	1,968
		Term Loan (11.00% cash, 3.00% ETP, Due 1/1/17)	2,500	2,460	2,460
		Revolver (10.50% (Prime + 7.25%) cash, Due 4/1/15)	1,000	968	968
Singulex, Inc.	Other Healthcare	Term Loan (11.00% cash, 3.00% ETP, Due 3/1/14)	1,602	1,593	1,593
		Term Loan (11.00% cash, 3.00% ETP, Due 3/1/14)	1,068	1,064	1,064
Total Debt Investments – Healthcare information and services				29,392	29,392
Total Debt Investments				228,081	220,297

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Warrant Investments – 3.8%(9)
Warrants – Life Science – 1.1%(9)
ACT Biotech Corporation	Biotechnology	1,390,910 Preferred Stock Warrants	—	83	—
Ambit Biosciences, Inc.(2)	Biotechnology	1,075,083 Preferred Stock Warrants	—	143	101
Anacor Pharmaceuticals, Inc.(2)(5)	Biotechnology	84,583 Common Stock Warrants	—	93	41
Anesiva, Inc.	Biotechnology	198,898 Common Stock Warrants	—	18	—
Celsion Corporation(2)(5)	Biotechnology	25,685 Common Stock Warrants	—	15	136
N30 Pharmaceuticals, LLC(2)	Biotechnology	214,200 Preferred Stock Warrants	—	122	252
Novalar Pharmaceuticals, Inc.	Biotechnology	84,845 Preferred Stock Warrants	—	69	—
Revance Therapeutics, Inc.	Biotechnology	199,470 Preferred Stock Warrants	—	224	404
Sample6 Technologies, Inc.(2)	Biotechnology	200,582 Preferred Stock Warrants	—	27	28
Sunesis Pharmaceuticals, Inc.(2)(5)	Biotechnology	116,203 Common Stock Warrants	—	83	251
Supernus Pharmaceuticals, Inc.(2)(5)	Biotechnology	42,083 Preferred Stock Warrants	—	94	117
Tranzyme, Inc.(2)(5)	Biotechnology	77,902 Common Stock Warrants	—	6	—
Direct Flow Medical, Inc.(2)	Medical Device	176,922 Preferred Stock Warrants	—	145	145
EnteroMedics, Inc.(5)	Medical Device	141,026 Common Stock Warrants	—	347	2
Mitralign, Inc.(2)	Medical Device	295,238 Common Stock Warrants	—	49	43
OraMetrix, Inc.(2)	Medical Device	812,348 Preferred Stock Warrants	—	78	—
PixelOptics, Inc.(2)	Medical Device	381,612 Preferred Stock Warrants	—	96	35
Tengion, Inc.(2)(5)	Medical Device	1,716,339 Common Stock Warrants	—	124	62
ViOptix, Inc.	Medical Device	375,763 Preferred Stock Warrants	—	13	—
Total Warrants – Life Science				1,829	1,617
Warrants – Technology – 1.9%(9)
OpenPeak, Inc.	Communications	18,997 Preferred Stock Warrants	—	89	—
Everyday Health, Inc.	Consumer-related Technologies	65,674 Preferred Stock Warrants	—	69	97
SnagAJob.com, Inc.	Consumer-related Technologies	365,396 Preferred Stock Warrants	—	23	269
Tagged, Inc.	Consumer-related Technologies	190,868 Preferred Stock Warrants	—	27	80
Avalanche Technology, Inc.(2)	Semiconductors	201,835 Preferred Stock Warrants	—	45	46
Impinj, Inc.	Semi-conductor	1 Preferred Stock Warrants	—	7	—
Luxtera, Inc.(2)	Semiconductors	1,827,485 Preferred Stock Warrants	—	34	30
Newport Media, Inc.(2)	Semiconductors	188,764 Preferred Stock Warrants	—	40	40

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Xtera Communications, Inc.(2)	Semiconductors	983,607 Preferred Stock Warrants	—	206	1
XIOtech, Inc.	Data Storage	2,217,979 Preferred Stock Warrants	—	22	20
Cartera Commerce, Inc.	Internet and media	90,909 Preferred Stock Warrants	—	16	162
Grab Networks, Inc. (2)	Internet and media	1,493,681 Preferred Stock Warrants	—	194	119
Optaros, Inc.(2)	Internet and media	477,403 Preferred Stock Warrants	—	20	18
SimpleTuition, Inc.(2)	Internet and media	189,573 Preferred Stock Warrants	—	63	56
IntelePeer, Inc.	Networking	141,549 Preferred Stock Warrants	—	39	481
Motion Computing, Inc.	Networking	260,707 Preferred Stock Warrants	—	7	293
Clarabridge, Inc.	Software	104,503 Preferred Stock Warrants	—	28	17
Construction Software Technologies, Inc.(2)	Software	386,415 Preferred Stock Warrants	—	69	49
Courion Corporation(2)	Software	772,543 Preferred Stock Warrants	—	107	98
DriveCam, Inc.	Software	71,639 Preferred Stock Warrants	—	19	120
Kontera Technologies, Inc.(2)	Software	99,476 Preferred Stock Warrants	—	101	101
Netuitive, Inc.(2)	Software	748,453 Preferred Stock Warrants	—	75	61
Seapass Solutions, Inc.(2)	Software	202,892 Preferred Stock Warrants	—	113	105
StreamBase Systems, Inc.(2)	Software	306,041 Preferred Stock Warrants	—	83	63
Sys-Tech Solutions, Inc.(2)	Software	375,000 Preferred Stock Warrants	—	242	242
Vidsys, Inc.(2)	Software	178,802 Preferred Stock Warrants	—	23	23
Aquion Energy, Inc.(2)	Power Management	82,644 Preferred Stock Warrants	—	7	4
Xtreme Power, Inc.(2)	Power Management	182,723 Preferred Stock Warrants	—	76	68
Total Warrants – Technology				1,844	2,663
Warrants – Cleantech – 0.2%(9)
Renmatix, Inc.(2)	Alternative Energy	52,296 Preferred Stock Warrants	—	69	70
Semprius, Inc.(2)	Alternative Energy	519,981 Preferred Stock Warrants	—	25	27
Cereplast, Inc.(5)	Waste Recycling	365,000 Common Stock Warrants	—	175	2
Enphase Energy, Inc.(5)	Energy Efficiency	161,959 Common Stock Warrants	—	176	4
Satcon Technology Corporation(5)	Energy Efficiency	493,097 Common Stock Warrants	—	285	—
Solarbridge Technologies, Inc.(2)	Energy Efficiency	1,761,051 Preferred Stock Warrants	—	125	112
Tigo Energy, Inc.(2)	Energy Efficiency	190,901 Preferred Stock Warrants	—	101	72
Total Warrants – Cleantech				956	287

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012 — (Continued)
(In thousands)

Portfolio Company(1)	Sector	Type of Investment(3)(4)(7)	Principal Amount	Cost of Investments(6)	Fair Value
Warrants – Healthcare information and services – 0.6%(9)
Accumetrics, Inc.(2)	Diagnostics	1,028,57 Preferred Stock Warrants	—	107	107
BioScale, Inc.(2)	Diagnostics	315,618 Preferred Stock Warrants	—	55	46
Precision Therapeutics, Inc.	Diagnostics	561,409 Preferred Stock Warrants	—	73	142
Radisphere National Radiology Group, Inc.(2)	Diagnostics	519,943 Preferred Stock Warrants	—	378	288
Recondo Technology, Inc.(2)	Software	360,645 Preferred Stock Warrants	—	60	144
Patientkeeper, Inc.	Other Healthcare	396,410 Preferred Stock Warrants	—	269	31
Singulex, Inc.	Other Healthcare	293,632 Preferred Stock Warrants	—	44	71
Talyst, Inc.	Other Healthcare	300,360 Preferred Stock Warrants	—	100	72
Total Warrants – Healthcare information and services				1,086	901
Total Warrants				5,715	5,468
Other Investments – 1.4%(9)
Vette Technology, LLC	Data Storage	Royalty Agreement Due 4/18/2019		4,880	2,100
Total Other Investments				4,880	2,100
Equity – 0.5%(9)
Insmed Incorporated(5)	Biotechnology	33,208 Common Stock		227	222
Overture Networks Inc.	Communications	386,191 Preferred Stock		482	526
Total Equity				709	748
Total Portfolio Investment Assets – 157.7%(9)				$239,385	$228,613
Short Term Investments – Money Market Funds – 1.8%(9)
Blackrock Liquid Fed Funds Institutional (Fund #30)				$2,197	$2,197
Fidelity Prime Money Market (Class I Fund #690)				91	91
US Bank Money Market				272	272
Total Short Term Investments – Money Market Funds				$2,560	$2,560

(1)	All of the Company’s investments are in entities which are domiciled in the United States and/or have principal place of business in the United States.
(2)	Has been pledged as collateral under the Wells Facility or Fortress Facility.
(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.
(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated, and applies only to the Company’s debt investments. Interest rate is the annual interest rate on the debt investment and does not include ETP and any additional fees related to the investments, such as deferred interest,

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012 — (Continued)
(In thousands)

commitment fees or prepayment fees. All debt investments are at fixed rates for the term of the loan, unless otherwise indicated. For each debt investment, we have provided the current interest rate in effect as of December 31, 2012.
(5)	Portfolio company is a public company.
(6)	For debt investments, represents principal balance less unearned income.
(7)	Preferred and common stock warrants, equity interests and other investments are non-income producing.
(8)	Debt is on non-accrual status at December 31, 2012, and is therefore considered non-income producing.
(9)	Value as a percent of net assets.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1. Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally is not subject to corporate-level federal income tax on the portion of its taxable income and capital gains the Company distributes to the stockholders. The Company primarily makes secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries. All of the Company’s debt investments consist of loans secured by all of, or a portion of, the applicable debtor company’s tangible and intangible assets.

On October 28, 2010, the Company completed an initial public offering (“IPO”) and its common stock trades on the NASDAQ Global Select Market under the symbol “HRZN.” The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC (“CHF”), a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary upon the completion of the IPO.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as the sole equity member. Credit I is a special purpose bankruptcy remote entity and is a separate legal entity from the Company and CHF. There has been no activity at Credit I during the twelve months ended December 31, 2013.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as the sole equity member. Credit II is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II are not available to creditors of the Company or any other entity other than Credit II’s lenders.

Horizon Credit III LLC (“Credit III”) was formed as a Delaware limited liability company on May 30, 2012, with the Company as the sole equity member. Credit III is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit III are not available to creditors of the Company or any other entity other than Credit III’s lenders.

Longview SBIC GP LLC and Longview SBIC LP (collectively, “Horizon SBIC”) were formed as a Delaware limited liability company and Delaware limited partnership, respectively, on February 11, 2011. Horizon SBIC are wholly owned subsidiaries of the Company and were formed in anticipation of obtaining a license to operate a small business investment company from the U. S. Small Business Administration. There has been no activity in Horizon SBIC since its inception.

The Company formed Horizon Funding 2013-1 LLC (“2013-1 LLC”) as a Delaware limited liability company on June 7, 2013 and Horizon Funding Trust 2013-1 (“2013-1 Trust” and, together with 2013-1 LLC, the “2013-1 Entities”) as a Delaware trust on June 18, 2013. The 2013-1 Entities are special purpose bankruptcy remote entities and are separate legal entities from the Company. The Company formed the 2013-1 Entities for purposes of securitizing $189.3 million of secured loans and issuing fixed-rate asset-backed notes in an aggregate principal amount of $90 million (the “Asset-Backed Notes”).

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (“HTFM” or the “Advisor”), under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Basis of Presentation and Significant Accounting Policies

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of Consolidation

As required under GAAP and Regulation S-X, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Use of Estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of investments.

Fair Value

The Company records all of its investments at fair value in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs, (“ASU 2011-04”). ASU 2011-04 converges the fair value measurement guidance in GAAP and the International Financial Reporting Standards (“IFRSs”). Some of the amendments clarify the application of existing fair value measurement requirements, while other amendments change a particular principle in existing guidance. In addition, ASU 2011-04 requires additional fair value disclosures. The Company has adopted ASU 2011-04 and included additional disclosures in Note 5.

See Note 5 for additional information regarding fair value.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Basis of Presentation and Significant Accounting Policies  – (continued)

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Investments

Investments are recorded at fair value. The Company’s board of directors (“Board”) determines the fair value of its portfolio investments. The Company has the intent to hold its loans for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. Generally, when a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. As of December 31, 2013, there were five investments on non-accrual status with a cost of $23.2 million and a fair value of $13.9 million. As of December 31, 2012, there were three investments on non-accrual status with a cost of $12.9 million and a fair value of $4.9 million.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees, success fees and prepayment fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. All other income is recorded into income when earned. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment (“ETP”), that is accrued into interest income over the life of the loan to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. Subsequent to loan origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains on investments.

Realized gains or losses on the sale of investments, or upon the determination that an investment balance, or portion thereof, is not recoverable, are calculated using the specific identification method. The

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Basis of Presentation and Significant Accounting Policies  – (continued)

Company measures realized gains or losses by calculating the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and issuing debt securities. Debt issuance costs are recognized as assets and are amortized as interest expense over the term of the related debt financing. The unamortized balance of debt issuance costs as of December 31, 2013 and 2012, included in other assets, was $5.1 million and $3.7 million, respectively. The accumulated amortization balances as of December 31, 2013 and 2012 were $2.0 million and $0.6 million, respectively. The amortization expense for the years ended December 31, 2013, 2012 and 2011 relating to debt issuance costs was $1.5 million, $0.5 million and $0.3 million, respectively.

Income Taxes

As a BDC, the Company also has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2013, 2012 and 2011, $0.2 million, $0.2 million and $0.3 million was recorded for U.S. federal excise tax, respectively.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. The Company had no material uncertain tax positions at December 31, 2013 and 2012. The 2012, 2011, and 2010 tax years remain subject to examination by U.S. federal and state tax authorities.

Dividends

Dividends to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net realized long-term capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of cash distributions and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Basis of Presentation and Significant Accounting Policies  – (continued)

reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares to implement the plan (especially if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan.

Interest Rate Swaps and Hedging Activities

The Company entered into interest rate swap agreements to manage interest rate risk. The Company does not hold or issue interest rate swap agreements or other derivative financial instruments for speculative purposes.

The Company’s interest rate swaps are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The Company records the accrual of periodic interest settlements of interest rate swap agreements in net unrealized appreciation or depreciation of investments and subsequently records the amount as a net realized gain or loss on investments on the interest settlement date. Cash payments received or paid for the termination of an interest rate swap agreement would be recorded as a realized gain or loss upon termination in the consolidated statements of operations.

Transfers of Financial Assets

Assets related to transactions that do not meet Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities that are consolidated in the Company’s financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or any affiliate of the Company).

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Reclassifications

Certain 2011 amounts were reclassified to conform with the 2012 financial statement presentation. Such reclassifications had no impact on the 2011 Statements of Operations.

New Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements, or ASU 2013-08, containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. We do not expect ASU 2013-08 to have a material impact on our consolidated financial position or disclosures.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions

Investment Management Agreement

On October 28, 2010, the Company entered into the Investment Management Agreement with the Advisor, under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). The Advisor receives fees for providing services, consisting of two components, a base management fee and an incentive fee.

The base management fee under the Investment Management Agreement is calculated at an annual rate of 2.00% of the Company’s gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The management fee payable as of December 31, 2013 and 2012, respectively, was $0.4 million. The base management fee expense was $5.2 million, $4.2 million and $4.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The incentive fee has two parts, as follows:

The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. The incentive fee with respect to the pre-incentive fee net income is 20.00% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the pre-incentive fee net investment income as if a hurdle rate did not apply.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

The performance based incentive fee expense was $3.3 million, $2.8 million and $3.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. The incentive fee payable for both December 31, 2013 and 2012 was $0.9 million. The entire incentive fee payable for each of the years ended December 31, 2013 and 2012 represents part one of the incentive fee.

Administration Agreement

The Company entered into an administration agreement (the “Administration Agreement”) with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company will reimburse the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief compliance officer and chief financial officer and their respective staffs. For the years ended December 31, 2013, 2012 and 2011, $1.2 million, $1.1 million and $1.2 million were charged to operations under this agreement, respectively.

Note 4. Investments

Investments, all of which are with portfolio companies in the United States, consisted of the following:

	December 31, 2013		December 31, 2012
	Cost	Fair Value	Cost	Fair Value
Money market funds	$1,188	$1,188	$2,560	$2,560
Restricted investments in money market funds	$5,951	$5,951	$—	$—
Non-affiliate investments
Debt	$223,054	$213,754	$228,081	$220,297
Warrants	5,745	6,036	5,715	5,468
Other Investments	4,729	400	4,880	2,100
Equity	782	1,094	709	748
Total non-affiliate investments	$234,310	$221,284	$239,385	$228,613

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

The following table shows the Company’s portfolio investments by industry sector:

	December 31, 2013		December 31, 2012
	Cost	Fair Value	Cost	Fair Value
Life Science
Biotechnology	$17,604	$19,631	$40,358	$39,569
Medical Device	20,079	14,972	24,296	23,733
Technology
Consumer-Related Technologies	118	435	118	445
Networking	1,025	1,034	46	774
Software	67,510	67,869	55,220	55,237
Data Storage	4,751	419	4,901	2,121
Internet and Media	6,119	6,201	10,056	10,118
Communications	10,019	9,847	571	526
Semiconductors	37,897	37,793	26,128	25,913
Power Management	14,382	13,101	15,875	15,864
Cleantech
Energy Efficiency	13,743	11,596	18,914	13,138
Waste Recycling	2,294	680	3,744	2,199
Alternative Energy	12,263	11,840	8,680	8,683
Healthcare Information and Services
Diagnostics	12,752	12,203	21,952	21,921
Other Healthcare Related Services	7,384	7,190	3,067	2,829
Software	6,370	6,473	5,459	5,543
Total non-affiliate investments	$234,310	$221,284	$239,385	$228,613

Note 5. Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value  – (continued)

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.
Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment lacking a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with 25% (based on fair value) of the Company’s valuation of portfolio companies without readily available market quotations subject to review by an independent valuation firm.

Cash and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis and are categorized as Level 1 within the fair value hierarchy described above.

Money Market Funds:  The carrying amounts are valued at their net asset value as of the close of business on the day of valuation. These financial instruments are recorded at fair value on a recurring basis and are categorized as Level 2 within the fair value hierarchy described above as these funds can be redeemed daily.

Debt Investments:  For variable rate debt investments which re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values. The fair value of fixed rate debt investments is estimated by discounting the expected future cash flows using the year end rates at which similar debt investments would be made to borrowers with similar credit ratings and for the same remaining maturities. At December 31, 2013 and 2012, the discount rates used ranged from 9% to 25% and 8% to 25%, respectively. Significant increases (decreases) in this unobservable input would result in a significantly lower (higher) fair value measurement. These assets are recorded at fair value on a recurring basis and are categorized as Level 3 within the fair value hierarchy described above.

Under certain circumstances the Company may use an alternative technique to value debt investments that better reflects its fair value such as the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability.

Warrant Investments:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurements.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value  – (continued)

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on indices of publicly traded companies similar in nature to the underlying company issuing the warrant. A total of seven such indices were used. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value investment.
•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.
•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment. Significant increases (decreases) in this unobservable input would result in significantly lower (higher) fair value measurement.
•	Historical portfolio experience on cancellations and exercises of our warrants are utilized as the basis for determining the estimated time to exit of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or IPOs, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input would result in significantly higher (lower) fair value measurement.

Under certain circumstances the Company may use an alternative technique to value warrants that better reflects the warrants’ fair value, such as an expected settlement of a warrant in the near term or a model that incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described above. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Equity Investments:  The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. Significant increases (decreases) in this unobservable input would result in a significantly higher (lower) fair value measurement. The Company has categorized these equity investments as Level 3 with the fair value hierarchy described above. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. Therefore, the Company has categorized these equity investments as Level 1 with the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

Other Investments:  Other investments will be valued based on the facts and circumstances of the underlying agreement. The Company currently values one contractual agreement using a multiple probability weighted cash flow model as the contractual future cash flows contain elements of variability. Significant changes in the estimated cash flows and probability weightings would result in a significantly

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value  – (continued)

higher or lower fair value measurement. The Company has categorized this other investment as Level 3 within the fair value hierarchy described above. These assets are recorded at fair value on a recurring basis.

The following table provides a summary of quantitative information about the Company’s Level 3 fair value measurements of our investments as of December 31, 2013. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the year ended December 31, 2013.

Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range
Debt investments	$199,815	Discounted Expected Future Cash Flows	Hypothetical Market Yield	9% – 25%
	13,939	Multiple Probability Weighted Cash Flow Model	Probability Weighting	10% – 100%
Warrant investments	4,579	Black-Scholes Valuation Model	Price per share	$0.0 – $63.98
			Average Industry Volatility	19%
			Marketability Discount	20%
			Estimated Time to Exit	1 to 10 years
Other investments	400	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	25% 0 to 100%
Equity investments	529	Most Recent Equity Investment	Price Per Share	$1.09 – $1.50
Total Level 3 investments	$219,262

The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements for the year ended December 31, 2012.

Investment Type	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range
Debt investments	$215,397	Discounted Expected Future Cash Flows	Hypothetical Market Yield	8% – 25%
	4,900	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	25% 10% – 60%
Warrant investments	4,914	Black-Scholes Valuation Model	Price per share	$0.0 – 9.56
			Average Industry Volatility	21%
			Marketability Discount	20%
			Estimated Time to Exit	1 to 10 years
Other investments	2,100	Multiple Probability Weighted Cash Flow Model	Discount Rate Probability Weighting	25% 10% – 45%
Equity investments	526	Market Comparable Companies	Revenue Multiple	1.5x – 2.0x
Total Level 3 investments	$227,837

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value  – (continued)

Borrowings:  The carrying amount of borrowings under the Credit Facilities (as defined in Note 6 below) approximates fair value due to the variable interest rate of the Credit Facilities and are categorized as Level 2 within the fair value hierarchy described above. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. The fair value of the fixed rate 2019 Notes is based on the closing public share price on the date of measurement. At December 31, 2013, the 2019 Notes were trading on the New York Stock Exchange for $25.35 per note, or $33.5 million. Therefore, the Company has categorized this borrowing as Level 1 within the fair value hierarchy described above. Based on market quotations on or around December 31, 2013, the Asset-Backed Notes were trading at par value, or $79.3 million, and are categorized as Level 3 within the fair value hierarchy described above. These liabilities are not recorded at fair value on a recurring basis.

Off-Balance-Sheet Instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Therefore, the Company has categorized these instruments as Level 3 within the fair value hierarchy described above.

The following tables detail the assets and liabilities that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2013 and 2012, and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	December 31, 2013
	Total	Level 1	Level 2	Level 3
Money market funds	$1,188	$—	$1,188	$—
Restricted investments in money market funds	$5,951	$—	$5,951	$—
Debt investments	$213,754	$—	$—	$213,754
Warrant investments	$6,036	$—	$1,457	$4,579
Other investments	$400	$—	$—	$400
Equity investments	$1,094	$565	$—	$529

	December 31, 2012
	Total	Level 1	Level 2	Level 3
Money market funds	$2,560	$—	$2,560	$—
Debt investments	$220,297	$—	$—	$220,297
Warrant investments	$5,468	$—	$554	$4,914
Other investments	$2,100	$—	$—	$2,100
Equity investments	$748	$222	$—	$526

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value  – (continued)

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets for the year ended December 31, 2013:

	December 31, 2013
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
Level 3 assets, beginning of period	$220,297	$4,914	$526	$2,100	$227,837
Purchase of investments	88,362	—	—	—	88,362
Warrants and equity received and classified as Level 3	—	704	—	—	704
Principal payments received on investments	(87,434)	—	—	(63)	(87,497)
Sales of investments	—	(200)	—	—	(200)
Net realized loss on investments	(6,825)	(171)	—	—	(6,996)
Unrealized depreciation included in earnings	(1,428)	(552)	(70)	(1,637)	(3,687)
Transfer out of Level 3	—	(116)	—	—	(116)
Transfer from debt to other investments	(73)	—	73	—	—
Other	855	—	—	—	855
Level 3 assets, end of period	$213,754	$4,579	$529	$400	$219,262

The Company’s transfers between levels are recognized at the end of the applicable reporting period. During the year ended December 31, 2013, there were no transfers between Level 1 and Level 2. The transfer out of Level 3 relates to warrants held in one portfolio company, with a value of $0.1 million, that were transferred into Level 2 due to the portfolio company becoming a public company during the year ended December 31, 2013. Because the fair value of warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets, the Company has categorized the warrants as Level 2 within the fair value hierarchy described above as of December 31, 2013.

The change in unrealized appreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2013 includes $7.9 million unrealized depreciation on loans, $0.4 million unrealized depreciation on warrants, $0.1 million unrealized depreciation on equity and $1.6 million unrealized depreciation on other investments.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets for the year ended December 31, 2012:

	December 31, 2012
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
Level 3 assets, beginning of period	$173,286	$4,048	$526	$—	$177,860
Purchase of investments	138,907	—	—	—	138,907
Warrants and equity received and classified as Level 3	—	1,816	—	—	1,816
Principal payments received on investments	(81,383)	—	—	—	(81,383)
Sales of investments	—	(306)	—	—	(306)

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Fair Value  – (continued)

	December 31, 2012
	Debt Investments	Warrant Investments	Equity Investments	Other Investments	Total
Net realized gain on investments	—	131	—	—	131
Unrealized (depreciation) appreciation included in earnings	(7,902)	(497)	—	100	(8,299)
Transfer out of Level 3	—	(278)	—	—	(278)
Transfer from debt to other investments	(2,000)	—	—	2,000	—
Other	(611)	—	—	—	(611)
Level 3 assets, end of period	$220,297	$4,914	$526	$2,100	$227,837

The Company’s transfers between levels are recognized at the end of the applicable reporting period. During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2. The transfer out of Level 3 relates to warrants held in two portfolio companies, each with a value of $0.3 million, that were transferred into Level 2 due to the portfolio companies becoming public companies during the year ended December 31, 2012. Because the fair value of warrants held in publicly traded companies are determined based on inputs that are readily available in public markets or can be derived from information available in public markets, the Company has categorized the warrants as Level 2 within the fair value hierarchy described above as of December 31, 2012.

The change in unrealized depreciation included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2012 includes $7.9 million unrealized depreciation on loans and $0.5 million unrealized depreciation on warrants.

The Company discloses fair value information about financial instruments, whether or not recognized in the statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts for 2013 and 2012 have been measured as of the reporting date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

As of December 31, 2013 and 2012, the recorded book balances equaled fair values of all the Company’s financial instruments, except for the Company’s 2019 Notes, as previously described.

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Borrowings

A summary of our borrowings as of December 31, 2013 and 2012 is as follows:

	December 31, 2013
	Total Commitment	Balance Outstanding	Unused Commitment
Asset-Backed Notes	$90,000	$79,343	$—
Fortress Facility	75,000	10,000	65,000
Key Facility	50,000	—	50,000
2019 Notes	33,000	33,000	—
Total	$248,000	$122,343	$115,000

	December 31, 2012
	Total Commitment	Balance Outstanding	Unused Commitment
Wells Facility	$75,000	$46,020	$28,980
Fortress Facility	75,000	10,000	65,000
2019 Notes	33,000	33,000	—
Total	$183,000	$89,020	$93,980

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that the asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of December 31, 2013, the asset coverage for borrowed amounts was 211%.

On November 4, 2013, the Company renewed and amended the revolving credit facility (“Wells Facility”) previously administered by Wells Fargo Capital Finance LLC (“Wells”) and facilitated the assignment of all rights and obligations of Wells under the Wells Facility to Key Equipment Finance (“Key”) (here and after referred to as the “Key Facility”). The Key Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $50 million commitment provided by Key. The Key Facility is collateralized by all loans and warrants held by Credit II and permits an advance rate of up to 50% of eligible loans held by Credit II. The Key Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Key Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Key Facility has a three-year revolving period followed by a two-year amortization period and matures on November 4, 2018. The interest rate is based upon the one-month London Interbank Offered Rate, or LIBOR, plus a spread of 3.25%, with a LIBOR floor of 0.75%. The rate at December 31, 2013 was 4.00%. There were no advances made under the Key Facility for the year ended December 31, 2013.

The Company entered into the Wells Facility with Wells effective July 14, 2011. The Wells Facility had an accordion feature which allowed for an increase in the total loan commitment to $150 million from the $75 million commitment provided by Wells. The Wells Facility was collateralized by all loans and warrants held by Credit II and permitted an advance rate of up to 50% of eligible loans held by Credit II. The Wells Facility contained covenants that, among other things, required the Company to maintain a minimum net worth and restricted the loans securing the Wells Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Wells Facility had a three-year revolving term followed by a three-year amortization period and matured on July 14, 2017. The interest rate was based upon the one-month LIBOR plus a spread of 4.00%, with a LIBOR floor of 1.00%. On May 28, 2013, the Company and Wells amended the Wells Facility. As amended, effective May 1, 2013, the stated interest rate was reduced to one-month LIBOR plus a spread of 3.25%, with a LIBOR floor of 1.00%. In general, all other terms and conditions of the Wells Facility remain unchanged.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Borrowings  – (continued)

The interest rate was based upon the one-month LIBOR plus a spread of 4.00%, with a LIBOR floor of 1.00%. The rate at December 31, 2012 was 5.0%. The average rate for the years ended December 31, 2013 and 2012 was 4.8% and 5.0%, respectively. The average amounts of borrowings were $26.2 million and $15.1 million for the year ended December 31, 2013 and 2012, respectively.

On March 23, 2012, the Company issued and sold an aggregate principal amount of $30 million of 7.375% senior unsecured notes due in 2019 and on April 18, 2012, pursuant to the underwriters’ 30 day option to purchase additional notes, the Company sold an additional $3 million of such notes (collectively, the “2019 Notes”). The 2019 Notes will mature on March 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after March 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest. The 2019 Notes bear interest at a rate of 7.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year. The 2019 Notes are the Company’s direct unsecured obligations and rank (i) equally in right of payment with the Company ’s future senior unsecured indebtedness; (ii) senior in right of payment to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2019 Notes; (iii) effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. As of December 31, 2013, the Company was in material compliance with the terms of the 2019 Notes. The 2019 Notes are listed on the New York Stock Exchange under the symbol “HTF.”

The Company entered into a term loan credit facility (the “Fortress Facility” and, together with the Key Facility, the “Credit Facilities”) with Fortress Credit Co LLC (“Fortress”) effective August 23, 2012. The Fortress Facility is collateralized by all loans and warrants held by Credit III. The Fortress Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Fortress Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The Fortress Facility, among other things, has a three-year term subject to two one-year extensions with a draw period of up to four years. The Fortress Facility requires the payment of an unused line fee in an amount equal to 1.00% of unborrowed amounts available under the facility annually and has an effective advance rate of 66% against eligible loans. The Fortress Facility generally bears interest based upon the one-month LIBOR plus a spread of 6.00%, with a LIBOR floor of 1.00%. The rate for both December 31, 2013 and 2012 was 7.00%, and the average rate for the period within the years ended December 31, 2013 and 2012, in which the loan was outstanding, was 7.00%.

On June 28, 2013, the Company completed a $189.3 million securitization of secured loans which it originated. 2013-1 Trust, a wholly owned subsidiary of the Company, issued $90 million in the Asset-Backed Notes, which are rated A2(sf) by Moody’s Investors Service, Inc. The Company is the sponsor, originator and servicer for the transaction. The Asset-Backed Notes bear interest at a fixed rate of 3.00% per annum and have a stated maturity of May 15, 2018.

The Asset-Backed Notes were issued by 2013-1 Trust pursuant to a note purchase agreement (the “Note Purchase Agreement”), dated as of June 28, 2013, by and among the Company, 2013-1 LLC, as trust depositor, 2013-1 Trust and Guggenheim Securities, LLC (“Guggenheim Securities”), as initial purchaser, and are backed by a pool of loans made to certain portfolio companies of the Company and secured by certain assets of such portfolio companies. The pool of loans is to be serviced by the Company. In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the Note Purchase Agreement. The Asset-Backed Notes are secured obligations of 2013-1 Trust and are non-recourse to the Company.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Borrowings  – (continued)

As part of the transaction, the Company entered into a sale and contribution agreement, dated as of June 28, 2013 (the “Sale and Contribution Agreement”), with 2013-1 LLC, pursuant to which the Company has agreed to sell or has contributed to 2013-1 LLC certain secured loans made to certain portfolio companies of the Company (the “Loans”). The Company has made customary representations, warranties and covenants in the Sale and Contribution Agreement with respect to the Loans as of the date of the transfer of the Loans to 2013-1 LLC. The Company has also entered into a sale and servicing agreement, dated as of June 28, 2013 (the “Sale and Servicing Agreement”), with 2013-1 LLC and 2013-1 Trust pursuant to which 2013-1 LLC has agreed to sell or has contributed the Loans to 2013-1 Trust. The Company has made customary representations, warranties and covenants in the Sale and Servicing Agreement. The Company will also serve as administrator to 2013-1 Trust pursuant to an administration agreement, dated as of June 28, 2013, with 2013-1 Trust, Wilmington Trust, National Association, and U.S. Bank National Association. 2013-1 Trust also entered into an indenture, dated as of June 28, 2013, which governs the Asset-Backed Notes and includes customary covenants and events of default. In addition, 2013-1 LLC entered into an amended and restated trust agreement, dated as of June 28, 2013, which includes customary representations, warranties and covenants. The Asset-Backed Notes were sold through an unregistered private placement to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who, in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act.

On June 3, 2013, the Company and Guggenheim Securities entered into a promissory note (the “Promissory Note”) whereby Guggenheim Securities made a term loan to the Company in the aggregate principal amount of $15 million (the “Term Loan”). The Company granted Guggenheim Securities a security interest in all of its assets to secure the Term Loan. On June 28, 2013, the Company used a portion of the proceeds of the private placement of the Asset-Backed Notes to repay all of its outstanding obligations under the Term Loan and the security interest of Guggenheim Securities was released.

Under the terms of the Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through principal collections from the underlying securitized debt portfolio, which may be used to make monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as restricted investments in money market funds on the Consolidated Statement of Assets and Liabilities. There was $6.0 million of restricted investments in money market funds as of December 31, 2013.

Note 7. Federal Income Tax

The Company elected to be treated as a RIC under Subchapter M of the Code and to distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been recorded in the financial statements. Taxable income differs from net increase in net assets resulting from operations primarily due to unrealized appreciation on investments as investment gains and losses are not included in taxable income until they are realized.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Federal Income Tax  – (continued)

The following reconciles net increase in net assets resulting from operations to taxable income:

	Year Ended December 31,
	2013	2012	2011
Net increase in net assets resulting from operations	$3,508	$3,991	$10,996
Net unrealized depreciation on investments	2,254	8,113	5,702
Other book-tax differences	113	869	526
Capital Loss carry forward	7,509	—	—
Taxable income before deductions for distributions	$13,384	$12,973	$17,224

The tax characters of distributions paid are as follows:

	Year Ended December 31,
	2013	2012	2011
Ordinary income	$13,171	$12,232	$5,403
Long-term capital gains	52	3,244	3,580
Total	$13,223	$15,476	$8,983

The components of undistributed ordinary income earnings (accumulated losses) on a tax basis were as follows:

	As of December 31,
	2013	2012	2011
Undistributed ordinary income	$6,338	$6,139	$5,505
Undistributed long-term gain	—	52	3,187
Capital Loss carry forward	(7,509)	—	—
Unrealized depreciation	(13,026)	(10,772)	(2,659)
Total	$(14,197)	$(4,581)	$6,033

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. In 2013 and 2012 the Company elected to carry forward taxable income in excess of current year dividend distributions and recorded an excise tax payable of $0.2 million and $0.2 million on $6.1 million and $5.9 million of undistributed earnings from operations and capital gains.

Note 8. Financial Instruments with Off-Balance-Sheet Risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $9.0 million and $24.6 million as of December 31, 2013 and 2012, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. Commitments may also include a financial or non-financial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 9. Concentrations of Credit Risk

The Company’s loan portfolio consists primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The largest loans may vary from year to year as new loans are recorded and repaid. The Company’s five largest loans represented 22% and 23% of total loans outstanding as of December 31, 2013 and 2012, respectively. No single loan represented more than 10% of the total loans as of December 31, 2013 or 2012. Loan income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for 23%, 22% and 21% of total loan interest and fee income for the years ended December 31, 2013, 2012 and 2011, respectively.

Note 10. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declaration and distribution activity during the years end December 31, 2013 and 2012:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
Year Ended December 31, 2013
11/1/13	2/17/14	3/17/14	$0.115	$—	—	$—
11/1/13	1/20/14	2/14/14	$0.115	$1,058	3,249	$47
11/1/13	12/16/13	1/15/14	$0.115	$1,061	3,048	$44
8/2/13	11/19/13	12/16/13	$0.115	$1,045	4,225	$59
8/2/13	10/17/13	11/15/13	$0.115	$937	11,851	$167
8/2/13	9/18/13	10/15/13	$0.115	$1,051	3,882	$52
5/3/13	8/19/13	9/16/13	$0.115	$1,057	3,376	$46
5/3/13	7/17/13	8/15/13	$0.115	$1,060	2,980	$42
5/3/13	6/20/13	7/15/13	$0.115	$1,070	2,191	$31
3/8/13	5/20/13	6/17/13	$0.115	$1,086	1,099	$15
3/8/13	4/18/13	5/15/13	$0.115	$1,087	1,035	$15
3/8/13	3/20/13	4/15/13	$0.115	$1,046	3,867	$55
			$1.380	$11,558	40,803	$573
Year Ended December 31, 2012
11/27/12	2/21/13	3/15/13	$0.115	$1,050	3,392	$50
11/27/12	1/18/13	2/15/13	$0.115	$1,087	898	$14
11/27/12	12/20/12	1/15/13	$0.115	$1,056	2,930	$44
11/2/12	11/16/12	11/30/12	$0.450	$4,243	4,269	$61
8/7/12	8/17/12	8/31/12	$0.450	$4,105	11,608	$193
5/3/12	5/17/12	5/31/12	$0.450	$3,402	2,299	$37
3/12/12	3/23/12	3/30/12	$0.450	$3,378	3,517	$58
			$2.145	$18,321	28,913	$457

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Dividends and Distributions  – (continued)

On March 6, 2014, the Board declared a monthly dividend of $0.115 per share payable as set forth in the table below.

Record Dates	Payment Date	Dividends Declared
May 20, 2014	June 16, 2014	$0.115
April 17, 2014	May 15, 2014	$0.115
March 19, 2014	April 15, 2014	$0.115

Note 11. Financial Highlights

The financial highlights for the Company are as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per share data:
Net asset value at beginning of period	$15.15	$17.01	$16.75
Net investment income	1.38	1.41	1.38
Realized (loss) gain on investments	(0.78)	0.01	0.81
Unrealized depreciation on investments	(0.23)	(0.95)	(0.75)
Net increase in net assets resulting from operations	0.37	0.47	1.44
Net dilution from issuance of common stock	—	(0.28)	—
Issuance of common stock and capital contributions	—	—	—
Offering costs	—	—	—
Dividends declared	(1.38)	(2.15)	(1.18)
Other(1)	—	0.10	—
Net asset value at end of period	$14.14	$15.15	$17.01
Per share market value, end of period	$14.21	$14.92	$16.32
Total return based on a market value(2)	4.5%	2.5%	21.2%
Shares outstanding at end of period	9,608,949	9,567,225	7,636,532
Ratios to average net assets:
Expenses without incentive fees(3)	11.8%	8.4%	7.9%
Incentive fees	2.3%	2.1%	2.3%
Total expenses(3)	14.1%	10.5%	10.2%
Net investment income with incentive fees(3)	9.2%	8.7%	8.1%
Average net asset value	$142,327	$137,741	$130,385
Average debt per share	12.06	7.42	10.26
Portfolio turnover ratio	37.9%	74.0%	59.4%

(1)	Includes the impact of the different share amounts as a result of calculating per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(2)	The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.
(3)	During the year ended December 31, 2013, the Advisor waived $0.1 million of management fees. Had this expense not been waived, the ratio of expenses without incentive fees to average net assets, the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 11. Financial Highlights  – (continued)

ratio of total expenses to average net assets and the ratio of net investment income with incentive fees to average net assets would have been 11.9%, 14.3% and 9.1% respectively.

Note 12. Selected Quarterly Financial Data (Unaudited)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$8,776	$8,712	$8,787	$7,368
Net investment income	3,410	3,487	3,601	2,773
Net realized and unrealized (loss) gain	(7,921)	401	(2,453)	210
Net (decrease) increase in net asset resulting from operations	(4,511)	3,888	1,148	2,983
Net (loss) earnings per share(1)	(0.47)	0.41	0.12	0.31
Net asset value per share at period end(2)	$14.14	$14.95	$14.89	$15.12

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$7,938	$6,619	$5,482	$6,625
Net investment income	3,417	2,969	2,258	3,352
Net realized and unrealized (loss) gain	(7,827)	677	(42)	(813)
Net (decrease) increase in net asset resulting from operations	(4,410)	3,646	2,216	2,539
Earnings per share(1)	(0.46)	0.40	0.29	0.33
Net asset value per share at period end(2)	$15.15	$16.41	$16.73	$16.89

(1)	Based on weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

2,380,000 Shares

Horizon Technology Finance Corporation

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

March   , 2015

Keefe, Bruyette & Woods
        A Stifel Company

Oppenheimer & Co.

Sterne Agee

Wunderlich